UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 –	Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Series Fund, Inc.

➢	BlackRock Advantage Large Cap Core Portfolio
➢	BlackRock Balanced Capital Portfolio
➢	BlackRock Capital Appreciation Portfolio
➢	BlackRock Global Allocation Portfolio
➢	BlackRock Government Money Market Portfolio

BlackRock Series Fund II, Inc.

➢	BlackRock High Yield Portfolio
➢	BlackRock U.S. Government Bond Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	BlackRock Advantage Large Cap Core Portfolio

Investment Objective

BlackRock Advantage Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

After beginning the year favoring growth stocks and trend-based strategies, investors later reversed course and sold out of more expensive, growth-oriented areas of the market on fears of expensive valuations and of approaching the end of the market cycle. As the sell-off was often disconnected with the broader sentiment of management and market participants, it created a difficult environment for sentiment-based signals and resulted in sentiment insights detracting from relative performance for the period. A signal that gauges company sentiment based on trends in online job postings was the largest detractor for the period. Identifying sentiment based on short positions of hedge funds acted as a drag on performance as well, largely due to significant hedge fund de-risking toward the end of the year. A signal that uses geo-location data to determine consumer foot traffic patterns into various brick-and-mortar locations further detracted. Given a rotation out of growth positions, investors typically flock to pockets of attractive relative valuation. However, as value stocks showed some of the strongest earnings trends heading into the fourth quarter, they sold-off amid the rotation away from growth expectations. As a result, while fundamental signals held up well for the period, an insight that evaluates each stock based on forward sales relative to enterprise value hindered relative performance for the year.

As volatility and concerns about the approaching end of the current cycle increased, investors returned their focus to company fundamentals and to finding quality businesses offering sustainable growth prospects. In this vein, the Fund’s fundamental insights, particularly quality insights, were the primary drivers of positive relative return over the course of the year. Among the portfolio’s fundamental signals, identifying companies with attractive cash flow growth relative to operating assets was the top contributor. Identifying positive dividend growth trends as a measure of quality also proved beneficial. Although the portfolio’s sentiment insights overall were a drag on relative performance, sentiment insights that provide a more quality-based lens into companies contributed positively. Specifically, an insight that gauges sentiment from informed bond investors contributed significantly, given interest rate volatility. Text-based analyses of management conference calls to determine longer-term trends in company fundamentals proved beneficial as well. Both of these signals held up extremely well in the fourth quarter, in a market environment that was generally challenging for trend- and sentiment-based insights. Finally, thematic signals showed mixed results for the period, contributing marginally overall to relative performance.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these insights, a model that evaluates companies on the basis of governance and the ethics and sustainability of its business practices from a social and environmental perspective was added to the Fund’s bucket of quality signals. In addition, a new insight was added that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. A new macro thematic model that evaluates industries across various inputs such as labor costs and hiring activity was added as well.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in health care and financials and slight underweight positions in communications services and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Advantage Large Cap Core Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Portfolio.

(b)

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
BlackRock Advantage Large Cap Core Portfolio	(8.50)%	(5.11)%	7.81%	11.86%
Russell 1000® Index	(7.42)	(4.78)	8.21	13.28

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Portfolio.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Advantage Large Cap Core Portfolio	$1,000.00	$915.00	$2.41	$1,000.00	$1,022.68	$2.55	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 18 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2018 (continued)	BlackRock Advantage Large Cap Core Portfolio

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	20%
Health Care	15
Financials	14
Industrials	10
Consumer Discretionary	10
Communication Services	9
Consumer Staples	6
Energy	5
Real Estate	4
Utilities	4
Materials	2
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund returned (2.66)%, underperforming its blended benchmark (60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index), which returned (2.59)% for the period. The Russell 1000® Index returned (4.78)%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%.

What factors influenced performance?

From an asset allocation perspective, a favorable stance on equities was the primary detractor from performance, namely an overweight position in both Japanese and U.S. equities held during the fourth quarter as global equity markets sold off. The Fund tilted to European equities in the first half of the year, which benefitted performance as a dovish European Central Bank stance boosted equity returns. However, these positive contributions were more than offset by our overweight equity position in the fourth quarter.

Within U.S. equities, sentiment insights detracted from performance for the period. A signal that gauges company sentiment based on trends in online job postings was the largest detractor for the period. Identifying sentiment based on short positions of hedge funds acted as a drag on performance as well, largely due to significant hedge fund de-risking towards the end of the year. A signal that uses geo-location data to determine consumer foot traffic patterns into various brick-and-mortar locations further detracted. While fundamental signals held up well overall, an insight that evaluates each stock based on forward sales relative to enterprise value hindered performance.

Within fixed income, overweight positions to emerging market bonds, corporate credit in Europe and Asia, and U.S. investment grade corporate credit detracted from returns.

From an asset allocation standpoint, the largest positive contributor to performance over the year was an underweight stance with respect to U.S. duration (and corresponding sensitivity to interest rate changes). The duration underweight added significant value as yields moved higher early in 2018. The Fund ultimately closed the position at a profit as the U.S. Federal Reserve hiked rates again in late September.

Within the equity allocation, among the portfolio’s fundamental signals, identifying companies with good growth relative to operating assets was the top contributor. Identifying positive dividend growth trends as a measure of quality also proved beneficial. Although broadly speaking the portfolio’s sentiment insights were a drag on relative performance, an insight that gauges sentiment from informed bond investors contributed significantly, given interest rate volatility. Text-based analyses of management conference calls to determine longer-term trends in company fundamentals proved beneficial as well.

Within fixed income, allocations to securitized assets such as non-agency mortgage-backed securities (“MBS”) and collateralized loan obligations (“CLOs”) contributed positively to return. Macro investment strategies, duration positioning and an overweight to municipal bonds also added to performance.

The Fund held derivatives primarily in financial futures contracts during the period as part of its investment strategy. Although the positions were small, the contribution to Fund performance was positive. Derivatives are used by the investment adviser as a means to manage risk and/or take outright views on equities, interest rates, credit risk and/or foreign exchange positions.

Describe recent portfolio activity.

From a broad asset allocation perspective, the Fund began the period with a modest preference for stocks over bonds, notably in international developed markets. The Fund reduced the magnitude of its underweight position in U.S. bonds over the period. During the period, the Fund initiated an overweight position in European equities, and closed this position as prices moved higher. The Fund retained a preference for Japanese equities versus U.S. equities. The Fund initiated an overweight position in U.S. equities late in the period on an expectation that continued inflationary pressures would benefit equities. The sell-off in U.S. equities at the end of 2018 provided an attractive opportunity to add to this overweight, given a belief that market pricing of the growth outlook had become overly pessimistic.

Within U.S. equities, new stock selection insights were added including a model that evaluates companies on the basis of governance as well as the sustainability of their business practices from a social and environmental perspective. Also, a new insight was added that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas.

Within fixed income, an underweight stance with respect to duration and corresponding interest rate sensitivity was maintained early in the period, but reduced as the first quarter of 2018 progressed. The Fund held a constructive view on emerging market bonds early in the period but decreased its allocation in the second quarter. The Fund also became more cautious on corporate credit, while adding exposure to agency MBS and municipal bonds. The Fund continued to favor front-end Treasuries and securitized assets. During the third quarter, the portfolio moved to overweight duration as the rise in interest rates provided an attractive entry point. During the fourth quarter, the duration overweight was reduced and exposure was increased to sectors expected to benefit from more accommodative monetary policy such as agency MBS and municipal bonds, as well as local currency emerging market debt. The portfolio reduced bank loans in favor of high yield bonds while adding to investment grade credit for high quality income. The Fund took profits on its allocation to securitized assets.

At period end, the Fund held a slightly elevated allocation to cash at 7%. The cash position did not have a material impact on performance results for the period.

FUND SUMMARY	7

Fund Summary as of December 31, 2018 (continued)	BlackRock Balanced Capital Portfolio

Describe portfolio positioning at period end.

The Fund ended the period with a preference for stocks over bonds, notably in the United States and Japan. Within U.S. equities, the Fund had slight overweight positions in health care and financials and slight underweight positions in communication services and consumer discretionary. Within fixed income, the Fund ended the period with a slightly overweight duration stance and a tilt toward higher quality, more liquid sectors such as agency MBS, investment grade corporate credit and municipals. The Fund maintained a small allocation to emerging market bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity and fixed income securities of any maturity.

(b)

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(c)

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(d)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	(4.71)%	(2.66)%	6.23%	9.36%
60% Russell 1000® Index/40% Bloomberg Barclays US Aggregate Bond Index	(3.67)	(2.59)	6.07	9.52
Russell 1000® Index	(7.42)	(4.78)	8.21	13.28
Bloomberg Barclays U.S. Aggregate Bond Index	1.65	0.01	2.52	3.48

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Balanced Capital Portfolio

Expense Example

	Actual					Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Ending Account Value (12/31/18)	Expenses Paid During the Period (c)
BlackRock Balanced Capital Portfolio	$1,000.00	$952.90	$2.56	$2.46	$1,000.00	$1,022.58	$2.65	$1,022.68	$2.55

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.52%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Common Stocks	56%
U.S. Government Sponsored Agency Securities	17
Corporate Bonds	12
U.S. Treasury Obligations	5
Asset-Backed Securities	4
Municipal Bonds	3
Non-Agency Mortgage-Backed Securities	2
Foreign Government Obligations	1
Investment Companies	—	(b)
Capital Trusts	—	(b)
Foreign Agency Obligations	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds, TBA sale commitments and Investments Sold Short.
(b)	Representing less than 0.5% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of December 31, 2018	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund outperformed its benchmark, the Russell 1000® Growth Index, and the broad market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

On a sector basis, the largest contributor to relative performance was consumer discretionary where internet & direct marketing retail holdings had the most positive impact. Selection within hotels, restaurants & leisure and a lack of exposure to media also added value within the sector. Health care and industrials were additional sources of strength. Within health care, equipment & supplies and life sciences tools & services holdings drove gains, while positioning to machinery and zero exposure to air freight & logistics benefited performance in industrials.

The top individual contributors were Amazon.com Inc. and Netflix Inc. Amazon outperformed as the company delivered a series of strong earnings reports, with revenue acceleration in North America, International, Prime, Amazon Web Services (“AWS”) and advertising. In addition, Amazon’s operating margin expansion has been notable, driven by advertising, subscription services, AWS and shipping efficiencies. Netflix continued to outperform after a series of strong earnings reports. The company exceeded 23 million global net subscriber additions for 2017 and is on pace to exceed 28 million in 2018, ahead of forecasts.

Conversely, communication services detracted from performance with entertainment holdings hindering results. Consumer staples and materials also weighed on performance. Selection within beverages was a drag in consumer staples, while an overweight to construction materials was a weakness in materials (at period end the Fund had zero exposure to construction materials).

The top detractors over the annual period were Tencent Holdings Ltd. and Constellation Brands Inc. Tencent underperformed amid U.S./China trade tensions, weakness in the Chinese stock market, regulatory uncertainty and questions around timing of game launches and monetization. In addition, data showed a modest decline in Tencent’s share of mobile user time spent. Constellation has underperformed on investor concerns over sales growth for its Mexican import beers and overall beer profit margin growth, as well over reinvestment risk in cannabis and hemp company Canopy Growth. Constellation announced a $4 billion investment in Canopy Growth during the second quarter.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity, market movement and sector reclassifications during the 12-month period, the portfolio’s weighting in the communication services sector increased, particularly within entertainment and interactive media & services. Health care exposure also increased, namely within equipment & supplies and pharmaceuticals. Exposure to information technology decreased, largely with respect to internet software & services. Consumer discretionary exposure, namely within specialty retail, declined as well.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight relative to the Russell 1000® Growth Index was the health care sector, followed by communication services. Industrials was the largest sector underweight, followed by consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Capital Appreciation Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long term.

(b)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2018

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	(10.78)%	2.42%	9.93%	14.05%
S&P 500® Index	(6.85)	(4.38)	8.49	13.12
Russell 1000® Growth Index	(8.17)	(1.51)	10.40	15.29

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$892.20	$2.34	$1,000.00	$1,022.74	$2.50	0.49%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 18 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of December 31, 2018 (continued)	BlackRock Capital Appreciation Portfolio

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	32%
Health Care	19
Consumer Discretionary	16
Communication Services	15
Industrials	6
Financials	5
Consumer Staples	2
Real Estate	2
Materials	1
Short-Term Securities	5
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its Reference Benchmark and outperformed the broad-based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, the Fund’s overweight to Japan and underweight to the United States detracted from performance. In Europe, exposure to financials negatively influenced returns. From a sector perspective, an overweight to and stock selection within energy weighed on returns, as did stock selection within information technology (“IT”), health care, consumer discretionary, materials and real estate. Broadly speaking, an underweight to fixed income negatively impacted returns. Within fixed income, an overweight stance with respect to U.S. duration (and corresponding sensitivity to interest rate changes) weighed on performance, as did exposure to select emerging market government bonds. Exposure to commodity-related securities detracted as well. In terms of currency management, an overweight to the Indian rupee negatively impacted performance.

Within equities, an overweight to India positively impacted returns. From a sector perspective, overweight positions to health care and technology and underweights to consumer staples, financials and industrials contributed to performance. Stock selection within utilities and industrials was additive. The Fund’s performance also benefited from exposure to cash and cash equivalents. With respect to currency exposure, an underweight to the euro and an overweight to the U.S. dollar contributed to performance.

The Fund uses derivatives, which may include options, futures, swaps, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from its performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation decreased from 62% to 58% of net assets. Within equities, the Fund decreased exposure to Europe, notably the United Kingdom, Germany and France, and increased exposure to Canada and Brazil. From a sector perspective, the Fund decreased exposure to IT, financials, industrials and consumer discretionary, and increased exposure to healthcare, consumer staples and communication services.

The Fund’s overall allocation to fixed income increased from 31% to 33% of net assets. Within fixed income, the Fund increased exposure to government bonds and corporate credit.

The Fund’s exposure to commodity-related securities decreased from 4% to 2% of net assets.

Reflecting the above changes, the Fund’s holdings of cash and cash equivalents increased from 3% to 7% of net assets. During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was underweight in equities and fixed income, and overweight in commodity-related securities and cash. Within equities, the Fund was overweight in Asia and underweight in the United States and Europe. Within Asia, the Fund was overweight in Japan, China and India, and underweight in Australia. Within Europe, the Fund was overweight in the Netherlands and underweight in the United Kingdom, Germany and Switzerland. From a sector perspective, the Fund was overweight in communication services, energy and health care, and was underweight in financials, information technology, industrials and consumer discretionary. Within fixed income, the Fund was underweight in developed market government bonds and overweight in corporate debt. With respect to currency exposure, the Fund was overweight in the U.S. dollar, Indian rupee and Hong Kong dollar, and underweight in the euro, Australian dollar, Swiss franc and British pound.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of December 31, 2018 (continued)	BlackRock Global Allocation Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

(c)	This unmanaged capitalization-weighted index is comprised of 2,602 equities from 35 countries in 4 regions, including the United States.
(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	(5.89)%	(7.27)%	2.31%	6.40%
FTSE World Index	(8.72)	(8.77)	4.91	10.13
Reference Benchmark	(4.47)	(4.68)	3.87	7.35
U.S. Stocks: S&P 500 Index(b)	(6.85)	(4.38)	8.49	13.12
Non U.S. Stocks: FTSE World (ex-U.S.) Index(c)	(10.68)	(13.81)	1.08	7.05
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(d)	2.56	1.46	1.42	2.09
Non U.S. Stocks: FTSE Non U.S. Dollar World Government Bond Index(e)	(0.91)	(1.82)	0.28	1.27

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)	This unmanaged capitalization-weighted index comprised of 1,979 equities from 34 countries, excluding the United States.
(d)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
(e)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including dividend expense	Excluding dividend expense		Including dividend expense		Excluding dividend expense
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Ending Account Value (12/31/18)	Expenses Paid During the Period (c)
BlackRock Global Allocation Portfolio	$1,000.00	$941.10	$2.84	$2.79	$1,000.00	$1,022.28	$2.96	$1,022.33	$2.91

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.58%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Global Allocation Portfolio

OVERALL ASSET EXPOSURE

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentage (Open)
Portfolio Composition	12/31/2018	12/31/2017
U.S. Equities	31%	32%	35%
European Equities	9	15	12
Asia Pacific Equities	15	14	10
Other Equities	3	1	3

Total Equities	58	62	60

U.S Dollar Denominated Fixed Income Securities	31	22	24
U.S. Issuers	29	19	—
Non-U.S. Issuers	2	3	—
Non-U.S Dollar Denominated Fixed Income Securities	2	9	16

Total Fixed Income Securities	33	31	40

Commodity-Related Securities	2	4

Cash & Short-Term Securities	7	3	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 14 of this report to shareholders in the “Performance Summary” section.

FUND SUMMARY	15

Money Market Overview For the 12-Month Period Ended December 31, 2018	BlackRock Government Money Market Portfolio

Noteworthy market conditions during 2018 included the continued steady removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the ongoing gradual reduction of the Fed’s balance sheet, increased Treasury bill issuance and various geopolitical events including trade-tariffs, the Italian elections, and Brexit uncertainty. 2018 was generally a strong year for cash as an asset class in terms of return and flows, but a volatile year for the overall financial markets.

The FOMC continued on their path to normalize monetary policy by hiking the federal funds rate four times during 2018, bringing the target range to 2.25%-2.50%. In the final statement of the year released by the FOMC at their December meeting, the FOMC’s assessments of economic growth, labor market conditions, and inflation were largely unchanged. As was generally expected, the “forward guidance” part of their statement was altered to signifying greater emphasis on a more “data dependent” approach to monetary policy. In another significant change, at the last FOMC meeting of the year, the FOMC’s interest rate forecast was revised to reflect just two hikes in 2019 (as compared with three hikes projected in the prior forecast in September). The outlook included one additional hike for 2020, while the median “longer run” rate forecast came down 0.25% to 2.75%.

In an effort to promote trading in the federal funds market at rates that are comfortably within the target range, the interest on overnight excess reserves rate (“IOER”) was raised just 0.20% to 2.40% at the June 2018 meeting. This move was widely viewed as a “technical adjustment” by the FOMC. As was the case with the technical adjustment in June, the FOMC followed the same action in December when they hiked the IOER by 0.20% and the federal funds range by 0.25%. To conclude the year, the Fed’s Summary of Economic Projections was updated to reflect modest declines in the near-term outlook for economic growth, while the unemployment rate was left unchanged.

U.S. Treasury bill supply during the year was robust, hitting record levels for net new issuance of $384 billion. Furthermore in October, the U.S. Treasury introduced the two-month Treasury bill to the market with a $25 billion initial offering while moving the auctions for four-week and eight-week Treasury bills to Thursdays. This move helped the Treasury to ladder maturing debt. Also of note, government agencies issued floating rate notes indexed to the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities, and is the reference rate eventually expected to replace the London Inter-Bank Offered Rate (“LIBOR”). In addition to the agency notes referenced to SOFR, some large financial institutions also issued certificates of deposit and commercial paper linked to this index, and demand for such obligations was generally strong.

Credit spreads were periodically elevated in 2018 for a multitude of reasons including the surge in Treasury bill issuance, a lack of clarity about repatriation related flows early in the year, and bank balance sheet and funding pressures toward the end of the period. For example, credit spreads as evidenced by the three-month LIBOR and overnight indexed swaps widened out to 0.60% in April. This measure later contracted to around 0.17% by early October, before subsequently rising to a high of 0.43% later in the fourth quarter.

In our view, the FOMC’s interest rate normalization campaign appears closer to winding down, although a few additional interest rate hikes remain possible in 2019, subject to further declines in the unemployment rate, upward pressure on inflation, and an easing in financial conditions. That said, we believe the bar for further action has materially risen. We also surmise that the timing of any additional hikes has become less certain and could occur outside of the quarterly meeting cycle that market participants have generally been accustomed to, given the FOMC’s emphasis on “data-dependence.” The implementation of a press conference after every FOMC meeting reinforces to us this possibility. The net new supply of Treasury bills is expected to contract during the first quarter of 2019 as the U.S. Treasury reduces its cash balance in advance of the expiration of the suspension of the debt ceiling in early March. In the event that Congress does not address the debt ceiling in a timely fashion, we anticipate that extraordinary measures would be used to provide additional borrowing authority until around the third quarter of 2019.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock Government Money Market Portfolio

Investment Objective

BlackRock Government Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	47%
Repurchase Agreements	38
U.S. Treasury Obligations	11
Other Assets Less Liabilities	4

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield
BlackRock Government Money Market Portfolio	1.99%	1.99%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Government Money Market Portfolio	$1,000.00	$1,008.40	$2.53	$1,000.00	$1,022.68	$2.55	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

FUND SUMMARY	17

Fund Summary as of December 31, 2018	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

During the 12-month period ended December 31, 2018, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

The past year was a challenging time for the high yield market. After producing a modest gain through the end of September, the index declined 5.10% in the fourth quarter due to the combination of slowing economic growth, falling oil prices and heightened investor risk aversion. The index closed the year with a loss of 2.08% as a result.

Security selection in the wireless, independent energy and metals & mining industries detracted from Fund performance. Security selection in the not-rated segment of the market, as well as an overweight allocation to CCC rated positions detracted, as well. Tactical allocations to equities and floating rate loan interests (“bank loans”) also detracted, largely due to their poor returns in the fourth quarter.

Security selection in the gaming and oilfield services contributed to performance, as did an underweight position in the midstream energy sector. Security selection in BB and B rated bonds also added value.

At period end, the Fund had a slightly above average cash balance. The cash balance did not have a material impact on Fund performance.

Describe recent portfolio activity.

The Fund actively managed risk throughout the annual period and ended the year with a beta of slightly less than 1.0. (Beta measures a security’s sensitivity to the movements of the market as a whole. A beta of greater than one indicates more volatility than the market, while a beta of less than one indicates lower volatility.)

The Fund added to its weighting in bank loans on the belief that these senior, secured assets provide attractive income with minimal interest-rate risk. The Fund held a steady credit positioning over the course of the year, with underweight positions in BB rated issues and overweights in the B and CCC credit tiers. The Fund maintained an underweight in consumer cyclicals on the belief that the industry faces fundamental headwinds. The portfolio was slightly underweight in energy, with a preference for the independent energy industry.

Describe portfolio positioning at period end.

The Fund’s general investment themes and core positions reflected the investment adviser’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors.

The Fund was underweight in the market’s “tails” — both the higher-yielding segment that contains a larger concentration of stressed assets, as well as the portion that features higher quality and lower yields. With that said, the Fund maintained a position in select CCC rated issues with improving credit positions and/or attractive yields.

At the industry level, the Fund’s largest overweight positions were in technology, wireless and chemicals. Conversely, the Fund was underweight in the retail, automotive and consumer products industries. The Fund had an approximately 15% weighting in bank loans, coupled with smaller allocations to both preferred and common stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock High Yield Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. On September 17, 2018, the Fund acquired all the assets, subject to the liabilities of BlackRock High Yield Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio”.

(b)

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2018

	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	Average Annual Total Returns (a)
				1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	7.04%	5.54%	(3.00)%	(2.31)%	3.23%	10.59%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	(2.24)	(2.08)	3.84	11.14

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired the assets, subject to the liabilities of BlackRock High Yield Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio”.

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock High Yield Portfolio	$1,000.00	$970.00	$2.48	$1,000.00	$1,022.68	$2.55	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

FUND SUMMARY	19

Fund Summary as of December 31, 2018 (continued)	BlackRock High Yield Portfolio

Portfolio Information

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments (b)
BBB/Baa	6%
BB/Ba	35
B	46
CCC/Caa	10
NR	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

The largest detractors from performance relative to the benchmark included an allocation to Treasury inflation protected securities. Security selection within 30-year agency mortgage-backed securities (“MBS”) and the Fund’s underweighting of 15-year agency MBS also weighed on the Fund’s return.

Positive contributors to performance relative to the benchmark included the Fund’s stance with respect to U.S. interest rates. A below-benchmark stance with respect to duration (and corresponding interest rate sensitivity) aided return as rates rose. In addition, the Fund’s positioning along the U.S. Treasury yield curve added to performance. Allocations to securitized sectors including commercial mortgage-backed securities (“CMBS”), agency collateralized mortgage obligations (“CMOs”) and senior floating rate collateralized loan obligations (“CLOs”) also contributed positively. These segments continued to benefit from favorable fundamentals around the U.S. consumer, housing and commercial real estate. The Fund’s strategies with respect to both global interest rates and currencies added to relative performance as well.

Describe recent portfolio activity.

During the 12-month period, the Fund decreased its allocation to U.S. government securities, while adding exposures in agency MBS, primarily in pass-throughs with a smaller increase to CMOs. The Fund kept its out-of-benchmark allocation to securitized assets roughly unchanged during the period, adding some exposures in CMBS while trimming exposures in CLOs. The Fund maintained an underweight stance with respect to duration, with the degree of underweight decreasing over the period.

The Fund held a small percentage of assets in derivatives including options and futures contracts as a means to manage risk to allocations in MBS and securitized assets. The Fund’s use of derivatives provided a positive return to Fund performance.

Describe portfolio positioning at period end.

At period end, the Fund was slightly underweight in agency MBS relative to the benchmark, with exposures continuing to favor higher coupons relative to lower coupons, given valuations that appeared attractive relative to the underlying fundamentals. The Fund continued to hold a core allocation to agency CMBS and CMOs for carry (incremental income), while pursuing an increased allocation to CMBS owing to attractive valuations versus low coupon MBS. The Fund was modestly short U.S. duration. Outside of the United States, the Fund was tactically short at the long-end of the German yield curve in anticipation of a heavy January supply calendar. The Fund was also positioned with a short real rate position in the United Kingdom on the belief that the market was pricing an overly negative outcome from Brexit negotiations. Lastly, the Fund had a short position in the middle of the Japanese curve on the view that valuations for that segment were stretched.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	61%
U.S. Treasury Obligations	35
Asset-Backed Securities	2
Non-Agency Mortgage-Backed Securities	2
Foreign Government Obligations		—(b)

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Representing less than 0.5% of the Fund’s total long investments.

FUND SUMMARY	21

Fund Summary as of December 31, 2018 (continued)	BlackRock U.S. Government Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio.”

(b)	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(c)	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2018

	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	Average Annual Total Returns (a)
				1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	2.72%	2.15%	1.46%	0.77%	2.09%	2.31%
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	1.96	0.93	2.22	2.61
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	1.96	0.99	2.53	3.11

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio.”

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Ending Account Value (12/31/18)	Expenses Paid During the Period (c)
BlackRock U.S. Government Bond Portfolio	$1,000.00	$1,014.60	$5.08	$2.54	$1,000.00	$1,020.16	$5.09	$1,022.68	$2.55

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (1.00%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	23

Schedule of Investments December 31, 2018	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.8%

Aerospace & Defense — 2.3%
Boeing Co. (The)	4,096	$1,320,960
General Dynamics Corp.	1,270	199,656
Lockheed Martin Corp.	1,794	469,741
Raytheon Co.(a)	11,745	1,801,096

		3,791,453

Airlines — 0.4%
Delta Air Lines, Inc.	3,349	167,115
Southwest Airlines Co.	11,940	554,971

		722,086

Auto Components — 0.1%
BorgWarner, Inc.	2,911	101,128

Automobiles — 0.1%
Ford Motor Co.	9,563	73,157
General Motors Co.	3,083	103,126

		176,283

Banks — 5.7%
Bank of America Corp.	128,879	3,175,579
BB&T Corp.	17,349	751,559
Citigroup, Inc.	14,671	763,772
Citizens Financial Group, Inc.	25,358	753,893
Cullen/Frost Bankers, Inc.	917	80,641
East West Bancorp, Inc.	4,890	212,862
First Republic Bank(a)	8,633	750,208
JPMorgan Chase & Co.	16,791	1,639,137
Wells Fargo & Co.	24,926	1,148,590

		9,276,241

Beverages — 1.5%
Coca-Cola European Partners plc	10,469	480,004
Constellation Brands, Inc., Class A	1,935	311,187
Keurig Dr. Pepper, Inc.	1,218	31,229
Molson Coors Brewing Co., Class B	1,186	66,606
Monster Beverage Corp.(b)	7,677	377,862
PepsiCo, Inc.	10,182	1,124,907

		2,391,795

Biotechnology — 4.0%
AbbVie, Inc.	15,335	1,413,734
Amgen, Inc.	6,672	1,298,838
Biogen, Inc.(b)	1,069	321,683
Celgene Corp.(b)	16,353	1,048,064
Genomic Health, Inc.(b)	1,083	69,756
Gilead Sciences, Inc.	28,413	1,777,233
Incyte Corp.(b)	588	37,391
Regeneron Pharmaceuticals, Inc.(b)	347	129,604
Vertex Pharmaceuticals, Inc.(b)	1,922	318,495

		6,414,798

Building Products — 0.3%
Allegion plc	5,667	451,717

Capital Markets — 3.4%
Charles Schwab Corp. (The)	37,301	1,549,110
CME Group, Inc.(a)	4,130	776,936
Evercore, Inc., Class A	1,621	115,999
Moelis & Co., Class A	8,574	294,774
Morgan Stanley	52,526	2,082,656
S&P Global, Inc.	3,774	641,354
SEI Investments Co.	451	20,836
TD Ameritrade Holding Corp.(a)	398	19,486

		5,501,151

Security	Shares	Value

Chemicals — 1.7%
Air Products & Chemicals, Inc.	9,508	$1,521,755
Celanese Corp.(a)	4,531	407,654
Eastman Chemical Co.	3,626	265,097
Ecolab, Inc.	2,687	395,930
Huntsman Corp.	954	18,403
Linde plc	944	147,302
Mosaic Co. (The)	573	16,737

		2,772,878

Commercial Services & Supplies — 0.2%
Clean Harbors, Inc.(b)	4,246	209,540
Waste Connections, Inc.	739	54,871

		264,411

Communications Equipment — 1.1%
Ciena Corp.(b)	6,226	211,124
Cisco Systems, Inc.	23,674	1,025,794
Motorola Solutions, Inc.	3,189	366,863
Palo Alto Networks, Inc.(a)(b)	721	135,800

		1,739,581

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	339	58,264
Vulcan Materials Co.	288	28,454

		86,718

Consumer Finance — 0.8%
American Express Co.	12,260	1,168,623
Capital One Financial Corp.	1,482	112,025

		1,280,648

Containers & Packaging — 0.3%
Packaging Corp. of America	3,307	276,002
WestRock Co.	7,419	280,142

		556,144

Diversified Consumer Services — 0.2%
H&R Block, Inc.	12,219	309,996

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(b)	12,112	2,473,028

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	25,450	726,343
Verizon Communications, Inc.	26,917	1,513,274

		2,239,617

Electric Utilities — 2.0%
IDACORP, Inc.	4,476	416,537
OGE Energy Corp.	13,517	529,731
Pinnacle West Capital Corp.	15,320	1,305,264
Portland General Electric Co.	19,581	897,789
Xcel Energy, Inc.	1,131	55,724

		3,205,045

Electrical Equipment — 0.9%
AMETEK, Inc.	5,639	381,760
Rockwell Automation, Inc.	7,284	1,096,097

		1,477,857

Electronic Equipment, Instruments & Components — 0.9%
CDW Corp.	7,331	594,178
Keysight Technologies, Inc.(b)	391	24,273
National Instruments Corp.	15,200	689,776
Zebra Technologies Corp., Class A(b)	747	118,945

		1,427,172

Energy Equipment & Services — 0.5%
Halliburton Co.	27,385	727,893
Nabors Industries Ltd.(a)	14,330	28,660

		756,553

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment — 1.1%
Activision Blizzard, Inc.	1,093	$50,901
Electronic Arts, Inc.(b)	5,011	395,418
Netflix, Inc.(b)	2,079	556,465
Twenty-First Century Fox, Inc., Class A	2,475	119,097
Twenty-First Century Fox, Inc., Class B	1,751	83,663
Viacom, Inc., Class B	16,854	433,148
World Wrestling Entertainment, Inc., Class A(a)	1,673	125,006

		1,763,698

Equity Real Estate Investment Trusts (REITs) — 3.7%
Equity LifeStyle Properties, Inc.	1,775	172,406
Host Hotels & Resorts, Inc.	37,488	624,925
Outfront Media, Inc.	2,836	51,388
Park Hotels & Resorts, Inc.	28,170	731,857
Prologis, Inc.	34,386	2,019,146
Realty Income Corp.	17,637	1,111,837
Simon Property Group, Inc.	7,959	1,337,032

		6,048,591

Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	6,836	1,392,561
Walmart, Inc.	2,464	229,522

		1,622,083

Food Products — 2.0%
Archer-Daniels-Midland Co.	31,835	1,304,280
Hershey Co. (The)	15,336	1,643,713
Kellogg Co.	1,058	60,317
Lamb Weston Holdings, Inc.	1,954	143,736
Tyson Foods, Inc., Class A	1,336	71,342

		3,223,388

Gas Utilities — 0.5%
Atmos Energy Corp.	7,538	698,923
UGI Corp.	842	44,921

		743,844

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories	7,086	512,530
Danaher Corp.	11,615	1,197,739
DexCom, Inc.(b)	378	45,284
IDEXX Laboratories, Inc.(b)	897	166,860
Intuitive Surgical, Inc.(b)	860	411,871
Masimo Corp.(b)	2,545	273,257
Medtronic plc	5,541	504,009
STERIS plc	2,413	257,829
Stryker Corp.	9,938	1,557,782

		4,927,161

Health Care Providers & Services — 3.5%
AmerisourceBergen Corp.	6,807	506,441
Anthem, Inc.	395	103,739
Cardinal Health, Inc.	13,817	616,238
CVS Health Corp.	5,100	334,152
Halfmoon Parent, Inc.	750	142,533
Humana, Inc.	2,423	694,141
McKesson Corp.	5,721	631,999
Quest Diagnostics, Inc.	827	68,864
UnitedHealth Group, Inc.	9,626	2,398,029
WellCare Health Plans, Inc.(b)	985	232,549

		5,728,685

Health Care Technology — 0.3%(b)
athenahealth, Inc.	267	35,225
Cerner Corp.	481	25,224
Veeva Systems, Inc., Class A	5,632	503,050

		563,499

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.2%
Boyd Gaming Corp.	1,374	$28,552
Carnival Corp.	8,442	416,191
Darden Restaurants, Inc.	3,045	304,074
Domino’s Pizza, Inc.	2,949	731,322
Dunkin’ Brands Group, Inc.(a)	2,399	153,824
Extended Stay America, Inc.	12,315	190,882
Hilton Worldwide Holdings, Inc.	4,988	358,138
Las Vegas Sands Corp.	2,686	139,806
McDonald’s Corp.(a)	5,131	911,112
Norwegian Cruise Line Holdings Ltd.(b)	5,688	241,114
Yum! Brands, Inc.	655	60,208

		3,535,223

Household Durables — 0.3%
Garmin Ltd.	8,435	534,104

Household Products — 0.7%
Church & Dwight Co., Inc.	13,615	895,322
Clorox Co. (The)	1,012	155,990
Procter & Gamble Co. (The)	1,677	154,150

		1,205,462

Industrial Conglomerates — 0.9%
3M Co.	5,360	1,021,294
General Electric Co.	26,555	201,021
Honeywell International, Inc.	706	93,277
Roper Technologies, Inc.	224	59,701

		1,375,293

Insurance — 2.3%
Allstate Corp. (The)	11,797	974,786
American Financial Group, Inc.	5,959	539,468
Arthur J Gallagher & Co.	4,520	333,124
Athene Holding Ltd., Class A(b)	6,077	242,047
First American Financial Corp.	8,545	381,449
Hartford Financial Services Group, Inc. (The)	8,150	362,267
Lincoln National Corp.	2,438	125,094
Loews Corp.	521	23,716
Progressive Corp. (The)	4,375	263,944
Unum Group	15,995	469,933

		3,715,828

Interactive Media & Services — 4.4%(b)
Alphabet, Inc., Class A	1,765	1,844,355
Alphabet, Inc., Class C	2,084	2,158,211
Cargurus, Inc.	2,946	99,369
Facebook, Inc., Class A	19,249	2,523,351
Snap, Inc., Class A(a)	4,238	23,351
TripAdvisor, Inc.	965	52,052
Twitter, Inc.	2,711	77,914
Yelp, Inc.	9,591	335,589

		7,114,192

Internet & Direct Marketing Retail — 2.9%(b)
Amazon.com, Inc.	2,956	4,439,823
Booking Holdings, Inc.	147	253,196

		4,693,019

IT Services — 4.6%
Accenture plc, Class A	3,307	466,320
Amdocs Ltd.	278	16,285
Automatic Data Processing, Inc.	9,961	1,306,086
Booz Allen Hamilton Holding Corp.	15,596	702,912
Broadridge Financial Solutions, Inc.	2,166	208,478
Cognizant Technology Solutions Corp., Class A	576	36,564
Fidelity National Information Services, Inc.	6,521	668,729
First Data Corp., Class A(b)	5,296	89,555
GoDaddy, Inc., Class A(b)	5,558	364,716

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
International Business Machines Corp.	3,703	$420,920
Mastercard, Inc., Class A	8,885	1,676,155
Paychex, Inc.	950	61,893
PayPal Holdings, Inc.(b)	3,301	277,581
Square, Inc., Class A(b)	1,300	72,917
Total System Services, Inc.	208	16,908
Visa, Inc., Class A	4,587	605,209
Western Union Co. (The)	24,184	412,579

		7,403,807

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	5,476	369,411
Thermo Fisher Scientific, Inc.	195	43,639

		413,050

Machinery — 3.3%
Crane Co.	20,115	1,451,901
Illinois Tool Works, Inc.	9,532	1,207,609
Ingersoll-Rand plc	13,693	1,249,212
PACCAR, Inc.	18,635	1,064,804
Parker-Hannifin Corp.	137	20,432
Snap-on, Inc.	2,558	371,652

		5,365,610

Media — 1.9%
AMC Networks, Inc., Class A(b)	7,102	389,758
CBS Corp. (Non-Voting), Class B	8,234	359,991
Comcast Corp., Class A	31,002	1,055,618
Interpublic Group of Cos., Inc. (The)	16,483	340,044
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	10,485	385,848
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	12,683	469,017
Sinclair Broadcast Group, Inc., Class A	1,238	32,609
Sirius XM Holdings, Inc.	10,160	58,014
Tribune Media Co., Class A	598	27,137

		3,118,036

Metals & Mining — 0.3%
Newmont Mining Corp.	9,134	316,493
Reliance Steel & Aluminum Co.	1,900	135,223
Steel Dynamics, Inc.	1,846	55,454

		507,170

Multiline Retail — 0.9%
Target Corp.	23,007	1,520,533

Multi-Utilities — 0.4%
CMS Energy Corp.	658	32,670
Consolidated Edison, Inc.	7,549	577,196

		609,866

Oil, Gas & Consumable Fuels — 4.5%
Anadarko Petroleum Corp.	19,784	867,330
Antero Resources Corp.(b)	1,723	16,179
Chevron Corp.	8,909	969,210
Concho Resources, Inc.(b)	468	48,106
ConocoPhillips	18,849	1,175,235
Continental Resources, Inc.(b)	2,331	93,683
Exxon Mobil Corp.	23,682	1,614,876
Kinder Morgan, Inc.	41,286	634,979
Occidental Petroleum Corp.	11,709	718,698
Phillips 66	8,186	705,224
Suncor Energy, Inc.(a)	10,884	304,425
Valero Energy Corp.	203	15,219
Williams Cos., Inc. (The)	4,054	89,391

		7,252,555

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	5,868	763,427

Security	Shares	Value

Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	19,474	$1,012,258
Eli Lilly & Co.	10,026	1,160,209
Johnson & Johnson	17,035	2,198,367
Merck & Co., Inc.	23,149	1,768,815
Zoetis, Inc.	6,900	590,226

		6,729,875

Professional Services — 0.6%
Insperity, Inc.	8,024	749,121
Robert Half International, Inc.	3,874	221,593

		970,714

Road & Rail — 0.9%
Landstar System, Inc.	7,858	751,775
Norfolk Southern Corp.	4,343	649,452
Schneider National, Inc., Class B	1,775	33,139

		1,434,366

Semiconductors & Semiconductor Equipment — 3.4%
Analog Devices, Inc.	4,973	426,832
Applied Materials, Inc.	15,228	498,565
Broadcom, Inc.	291	73,995
Intel Corp.	39,803	1,867,955
Maxim Integrated Products, Inc.(a)	9,801	498,381
NVIDIA Corp.	3,967	529,594
NXP Semiconductors NV(b)	399	29,239
QUALCOMM, Inc.	3,688	209,884
Skyworks Solutions, Inc.	3,880	260,038
Texas Instruments, Inc.	7,468	705,726
Xilinx, Inc.	4,611	392,719

		5,492,928

Software — 6.5%
Dropbox, Inc., Class A(b)	8,379	171,183
Intuit, Inc.	3,454	679,920
Microsoft Corp.	51,324	5,212,979
New Relic, Inc.(b)	1,234	99,917
Oracle Corp.	32,022	1,445,793
salesforce.com, Inc.(b)	13,951	1,910,868
Synopsys, Inc.(b)	7,111	599,031
Ultimate Software Group, Inc. (The)(b)	402	98,438
VMware, Inc., Class A(b)	1,631	223,659

		10,441,788

Specialty Retail — 1.8%
AutoNation, Inc.(b)	2,003	71,507
Best Buy Co., Inc.	311	16,471
Dick’s Sporting Goods, Inc.(a)	1,575	49,140
Five Below, Inc.(b)	1,568	160,438
Home Depot, Inc. (The)	7,258	1,247,069
Penske Automotive Group, Inc.(a)	11,494	463,438
Ross Stores, Inc.	1,975	164,320
TJX Cos., Inc. (The)	15,155	678,035

		2,850,418

Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.	31,876	5,028,120
Dell Technologies, Inc., Class C(b)	4,896	239,280
Hewlett Packard Enterprise Co.	4,368	57,702
HP, Inc.	32,250	659,835
Pure Storage, Inc., Class A(b)	13,275	213,462

		6,198,399

Textiles, Apparel & Luxury Goods — 1.0%
NIKE, Inc., Class B	19,397	1,438,093
VF Corp.	3,608	257,395

		1,695,488

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.(b)	3,088	$105,548

Tobacco — 0.7%
Altria Group, Inc.	13,061	645,083
Philip Morris International, Inc.	6,477	432,404

		1,077,487

Water Utilities — 0.7%
American Water Works Co., Inc.	12,864	1,167,665

Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	7,102	231,098

Total Common Stocks — 98.8% (Cost: $167,714,618)		159,560,198

Total Long-Term Investments — 98.8% (Cost: $167,714,618)		159,560,198

Security	Shares	Value

Short-Term Securities — 3.8%(c)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(e)	1,878,651	$1,878,651
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.24%	19,032	19,032
SL Liquidity Series, LLC, Money Market Series, 2.57%(d)(e)	4,227,706	4,227,284

Total Short-Term Securities — 3.8% (Cost: $6,125,224)		6,124,967

Total Investments — 102.6% (Cost: $173,839,842)		165,685,165

Liabilities in Excess of Other Assets — (2.6)%		(4,272,075)

Net Assets — 100.0%		$161,413,090

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,953,092	(74,441)	1,878,651	$1,878,651	$29,009		$—	$—
SL Liquidity Series, LLC, Money Market Series	661,529	3,566,177	4,227,706	4,227,284	6,147	(b)	(1,907)	(257)

				$6,105,935	$35,156		$(1,907)	$(257)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	17	03/15/19	$2,129	$(25,914)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$25,914	$—	$—	$—	$25,914

(a)

Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2018	BlackRock Advantage Large Cap Core Portfolio

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(70,904)	$—	$—	$—	$(70,904)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(35,342)	$—	$—	$—	$(35,342)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,115,118

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to financial statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$159,560,198	$—	$—	$159,560,198
Short-Term Securities	1,897,683	—	—	1,897,683

Subtotal	$161,457,881	$—	$—	$161,457,881

Investments valued at NAV(b)				$4,227,284

Total Investments				$165,685,165

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(25,914)	$—	$—	$(25,914)

(a)	See above Schedule of Investments for values in each security type.
(b)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 4.2%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 2.64%, 05/25/37(a)	USD	50	$14,485
Ajax Mortgage Loan Trust(b):
Series 2017-D, Class A, 3.75%, 12/25/57		156	157,012
Series 2018-E, Class A, 4.38%, 06/25/58(c)		100	99,479
Series 2018-F, Class A, 4.38%, 11/25/58(c)		455	452,810
Series 2018-G, Class A, 4.38%, 06/25/57(d)		250	248,850
Series 2018-G, Class B, 5.25%, 06/25/57(d)		100	97,750
Series 2018-G, Class C, 5.25%, 06/25/57		100	92,255
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.23%, 10/21/28(a)(b)		250	248,954
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 3.89%, 01/15/30		250	244,277
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.29%, 01/15/30		250	236,916
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.71%, 07/15/30(a)(b)		250	247,508
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.52%, 04/15/31(a)(b)		500	494,917
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 3.45%, 12/15/27(a)(b)		100	99,452
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 4.16%, 09/15/26		100	101,109
Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 3.45%, 08/15/27		250	249,019
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 2.99%, 05/25/35(a)		86	75,727
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.43%, 07/17/26(a)(b)		205	204,526
Avery Point VI CLO Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.63%, 08/05/27(a)(b)		250	248,073
B2R Mortgage Trust(b):
Series 2015-1, Class A1, 2.52%, 05/15/48		29	28,425
Series 2015-2, Class A, 3.34%, 11/15/48		52	51,574
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.42%, 07/20/29(a)(b)		250	247,558
BCMSC Trust(c):
Series 2000-A, Class A2, 7.58%, 06/15/30		53	17,077
Series 2000-A, Class A3, 7.83%, 06/15/30		49	16,380
Series 2000-A, Class A4, 8.29%, 06/15/30		83	29,633
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2004-HE7, Class M2, (LIBOR USD 1 Month + 1.73%), 4.23%, 08/25/34		3	3,184
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 2.68%, 09/25/36		183	208,169
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 2.67%, 01/25/37		51	50,132
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 2.65%, 03/25/37		26	26,001
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 2.65%, 03/25/37		56	56,784
Series 2007-HE3, Class 1A3, (LIBOR USD 1 Month + 0.25%), 2.76%, 04/25/37		87	90,205
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.52%, 01/25/36(a)		7	6,848
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.68%, 10/18/29(a)(b)		250	249,271

Security		Par (000)	Value

Asset-Backed Securities (continued)
BSPRT Issuer Ltd., Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.81%, 06/15/27(a)(b)	USD	22	$21,733
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 0.97%), 3.42%, 04/17/31		250	245,900
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 4.11%, 07/28/28		250	247,351
Carlyle US CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.62%, 01/15/30(a)(b)		250	247,751
Carrington Mortgage Loan Trust(a):
Series 2006-FRE2, Class A2, (LIBOR USD 1 Month + 0.12%), 2.63%, 10/25/36		70	51,478
Series 2006-FRE2, Class A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 10/25/36		59	43,003
Series 2006-NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 10/25/36		88	81,823
C-BASS Trust:
Series 2007-CB1, Class AF4, 3.58%, 01/25/37(d)		73	33,032
Series 2007-CB5, Class A2, (LIBOR USD 1 Month + 0.17%), 2.49%, 04/25/37(a)		58	43,163
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.56%, 10/20/28(a)(b)		250	247,903
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.70%, 10/17/30(a)(b)		250	248,659
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.51%, 10/15/26(a)(b)		250	249,042
CIFC Funding Ltd.(a)(b):
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.75%), 4.19%, 07/16/30		250	245,206
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.59%, 10/17/30		250	249,174
Citigroup Mortgage Loan Trust(a):
Series 2006-NC1, Class A2D, (LIBOR USD 1 Month + 0.25%), 2.76%, 08/25/36		90	87,879
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 2.71%, 05/25/37		218	161,486
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 2.78%, 05/25/37		99	73,863
Conseco Finance Corp.:
Series 1998-8, Class A1, 6.28%, 09/01/30		24	25,595
Series 1998-8, Class M1, 6.98%, 09/01/30(c)		60	51,079
Series 2001-D, Class B1, (LIBOR USD 1 Month + 2.50%), 4.96%, 11/15/32(a)		108	107,326
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(c)		31	14,408
Series 2000-4, Class A5, 7.97%, 05/01/32		95	41,384
Series 2000-4, Class A6, 8.31%, 05/01/32(c)		42	19,338
Series 2000-5, Class A6, 7.96%, 05/01/31		40	23,383
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 12/25/35(a)		47	46,108
Series 2006-S3, Class A4, 6.63%, 01/25/29(d)		19	20,264
Series 2006-SPS1, Class A, (LIBOR USD 1 Month + 0.22%), 2.73%, 12/25/25(a)		3	3,261
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 09/25/31(c)		30	31,725
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(d)		100	100,232
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4, 6.05%, 05/25/36(d)		39	38,278
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 06/25/35		2	4,245
Series 2006-S5, Class A5, 6.16%, 06/25/35		18	19,508

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2007-S1, Class A3, 5.81%, 11/25/36(c)	USD	2	$1,519
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.76%, 12/15/33(e)		31	28,533
Series 2006-RES, Class 5B1A, (LIBOR USD 1 Month + 0.19%), 2.65%, 05/15/35		154	142,517
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 2.64%, 05/15/35		20	19,314
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.61%, 11/15/36		32	25,891
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(b)		280	286,068
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.56%, 01/15/31(a)(b)		280	277,747
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2, (LIBOR USD 1 Month + 0.40%), 2.91%, 01/25/36(a)		46	26,367
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.33%, 04/15/27(a)(b)		250	248,358
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, (LIBOR USD 1 Month + 0.15%), 2.66%, 08/25/36(a)		548	334,858
GSAMP Trust(a):
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 2.71%, 01/25/47		30	18,701
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 4.76%, 02/25/47		25	25,269
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.57%, 07/25/27(a)(b)		250	249,942
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.66%, 05/25/37(a)		40	32,580
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A3, (LIBOR USD 1 Month + 0.20%), 2.71%, 07/25/37(a)		77	48,114
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(d)		169	56,355
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (LIBOR USD 1 Month + 0.72%), 3.18%, 04/15/36(a)		42	38,340
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.59%, 10/19/28(a)(b)		250	247,771
Invitation Homes Trust, Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 4.46%, 07/17/37(a)(b)		100	98,997
IXIS Real Estate Capital Trust, Series 2007-HE1, Class A4, (LIBOR USD 1 Month + 0.23%), 2.74%, 05/25/37(a)		704	235,082
KKR CLO 23 Ltd., Series 23, Class B, (LIBOR USD 3 Month + 1.75%), 4.24%, 10/20/31(a)(b)		250	245,266
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(c)		130	136,162
Series 2002-A, Class C, 0.00%, 06/15/33		9	6,698
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 12/22/25(b)		210	207,196
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(e)		126	125,656
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.59%, 05/15/28(a)(b)		100	99,471
Long Beach Mortgage Loan Trust(a):
Series 2006-2, Class 1A, (LIBOR USD 1 Month + 0.18%), 2.69%, 03/25/46		99	73,481
Series 2006-3, Class 2A3, (LIBOR USD 1 Month + 0.18%), 2.69%, 05/25/46		29	11,677

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2006-5, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.66%, 06/25/36	USD	28	$15,364
Series 2006-7, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 08/25/36		17	9,130
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.62%, 10/25/36		22	9,406
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.73%, 11/25/36		15	6,456
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.66%, 10/21/30(a)(b)		250	247,136
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (LIBOR USD 1 Month + 0.24%), 2.75%, 05/25/37(a)		25	16,811
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1, Class A2MZ, (LIBOR USD 1 Month + 0.60%), 3.11%, 12/25/34		78	76,417
Series 2007-NC1, Class A1, (LIBOR USD 1 Month + 0.13%), 2.64%, 11/25/36		199	118,345
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (LIBOR USD 1 Month + 0.32%), 2.83%, 07/25/37(a)		20	19,154
MP CLO VIII Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 3.42%, 10/28/27(a)(b)		250	247,488
Navient Private Education Loan Trust(b):
Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 4.21%, 10/17/44(a)		250	253,274
Series 2016-AA, Class B, 3.50%, 12/16/58(c)		100	95,532
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A4, 6.93%, 09/15/31(c)		13	11,204
OCP CLO Ltd., Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.56%, 10/18/28(a)(b)		100	99,387
Octagon Investment Partners 24 Ltd.(a)(b):
Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.90%), 3.54%, 05/21/27		250	249,308
Series 2015-1A, Class A2AR, (LIBOR USD 3 Month + 1.35%), 3.99%, 05/21/27		250	243,355
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.19%), 3.66%, 01/20/31(a)(b)		250	248,480
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 3.36%, 07/17/30(a)(b)		305	300,407
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.57%, 03/20/25(a)(b)		210	209,131
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.72%, 05/23/31(a)(b)		285	280,046
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.72%, 03/25/37(a)		40	26,161
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(d)		43	39,937
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(d)		52	48,449
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(d)		191	186,691
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 3.66%, 10/15/37(a)(b)(e)		37	35,685
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(d)		30	27,421
OZLM Funding III Ltd., Series 2013-3A, Class BR, (LIBOR USD 3 Month + 3.00%), 5.47%, 01/22/29(a)(b)		250	249,571
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.72%, 10/22/30(a)(b)		495	492,392

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OZLM XXI Ltd., Series 2017-21A, Class B, (LIBOR USD 3 Month + 1.90%), 4.37%, 01/20/31(a)(b)	USD	250	$236,681
Parallel Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 3.32%, 07/20/27(a)(b)		250	247,542
PRPM LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22(b)(d)		27	26,855
RAMP Trust, Series 2006-RS6, Class A4, (LIBOR USD 1 Month + 0.27%), 2.78%, 11/25/36(a)		104	87,060
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.55%, 07/20/28(a)(b)		250	248,206
Rockford Tower CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 4.24%, 04/15/29(a)(b)		250	250,109
Scholar Funding Trust, Series 2013-A, Class A, (LIBOR USD 1 Month + 0.65%), 3.16%, 01/30/45(a)(b)		202	200,755
Securitized Asset-Backed Receivables LLC Trust, Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%), 2.70%, 11/25/36(a)(b)		43	25,343
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (LIBOR USD 1 Month + 0.16%), 2.67%, 07/25/36(a)		18	5,553
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.71%, 07/20/30(a)(b)		250	249,298
SLM Private Credit Student Loan Trust(a):
Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 3.12%, 03/15/24		139	138,034
Series 2005-A, Class A3, (LIBOR USD 3 Month + 0.20%), 2.99%, 06/15/23		58	57,917
Sound Point CLO XII Ltd., Series 2016-2A, Class A, (LIBOR USD 3 Month + 1.66%), 4.13%, 10/20/28(a)(b)		250	249,961
Sound Point CLO XIV Ltd., Series 2016-3A, Class C, (LIBOR USD 3 Month + 2.65%), 5.13%, 01/23/29(a)(b)		250	246,177
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24(b)		320	319,486
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, (LIBOR USD 1 Month + 1.50%), 4.01%, 09/25/34(a)		44	43,526
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (LIBOR USD 1 Month + 0.30%), 2.81%, 01/25/35(a)		60	58,544
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.47%, 10/15/25(a)(b)		354	352,401
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.32%, 04/15/28(a)(b)		250	248,030
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.20%), 3.84%, 11/17/30(a)(b)		250	248,687
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		55	54,196
Venture CDO Ltd., Series 2018-35A, Class AS, (LIBOR USD 3 Month + 1.15%), 3.65%, 10/22/31(a)(b)		250	249,545
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 2.64%, 07/25/37(a)(b)		66	63,148
Washington Mutual Asset-Backed CertificatesTrust, Series 2007-HE2, Class 2A2, (LIBOR USD 1 Month + 0.22%), 2.73%, 02/25/37(a)		93	39,764
West CLO Ltd., Series 2013-1A, Class A1AR, (LIBOR USD 3 Month + 1.16%), 3.75%, 11/07/25(a)(b)		74	74,367

Total Asset-Backed Securities — 4.2% (Cost: $19,244,552)			19,050,193

Security	Shares	Value

Common Stocks — 59.6%

Aerospace & Defense — 1.4%
Boeing Co. (The)	7,001	$2,257,822
General Dynamics Corp.	1,503	236,287
Lockheed Martin Corp.	3,377	884,234
Raytheon Co.	19,771	3,031,883
United Technologies Corp.	1	106

		6,410,332

Airlines — 0.3%
Delta Air Lines, Inc.	3,814	190,318
Southwest Airlines Co.	21,883	1,017,122

		1,207,440

Auto Components — 0.0%
BorgWarner, Inc.	5,780	200,797

Automobiles — 0.1%
Ford Motor Co.	15,036	115,025
General Motors Co.	5,150	172,268

		287,293

Banks — 3.5%
Bank of America Corp.	219,131	5,399,388
BB&T Corp.	29,603	1,282,402
Citigroup, Inc.	25,139	1,308,736
Citizens Financial Group, Inc.	39,380	1,170,767
Cullen/Frost Bankers, Inc.	1,934	170,076
East West Bancorp, Inc.	8,275	360,211
First Republic Bank(f)	15,875	1,379,538
JPMorgan Chase & Co.	29,778	2,906,928
Wells Fargo & Co.	43,433	2,001,393

		15,979,439

Beverages — 0.9%
Coca-Cola European Partners plc	17,940	822,549
Constellation Brands, Inc., Class A	3,465	557,241
Keurig Dr. Pepper, Inc.	2,048	52,511
Molson Coors Brewing Co., Class B	1,993	111,927
Monster Beverage Corp.(g)	13,201	649,753
PepsiCo, Inc.	16,612	1,835,294

		4,029,275

Biotechnology — 2.4%
AbbVie, Inc.	25,936	2,391,040
Amgen, Inc.	11,533	2,245,129
Biogen, Inc.(g)	1,819	547,373
Celgene Corp.(g)	27,743	1,778,049
Genomic Health, Inc.(g)	2,141	137,902
Gilead Sciences, Inc.	47,472	2,969,374
Incyte Corp.(g)	1,267	80,569
Regeneron Pharmaceuticals, Inc.(g)	602	224,847
Vertex Pharmaceuticals, Inc.(g)	3,209	531,763

		10,906,046

Building Products — 0.2%
Allegion plc	9,596	764,897

Capital Markets — 2.0%
Charles Schwab Corp. (The)	64,621	2,683,710
CME Group, Inc.(f)	6,800	1,279,216
Evercore, Inc., Class A	3,112	222,695
Moelis & Co., Class A	13,487	463,683
Morgan Stanley	89,026	3,529,881
S&P Global, Inc.	5,961	1,013,012
SEI Investments Co.	1,355	62,601
TD Ameritrade Holding Corp.(f)	754	36,916

		9,291,714

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals — 1.0%
Air Products & Chemicals, Inc.	16,032	$2,565,921
Celanese Corp.(f)	6,594	593,262
Eastman Chemical Co.	6,288	459,716
Ecolab, Inc.	5,135	756,642
Huntsman Corp.	3,844	74,151
Linde plc	1,157	180,538
Mosaic Co. (The)	1,099	32,102

		4,662,332

Commercial Services & Supplies — 0.1%
Clean Harbors, Inc.(g)	6,645	327,931
Waste Connections, Inc.	1,425	105,806

		433,737

Communications Equipment — 0.6%
Ciena Corp.(g)	11,310	383,522
Cisco Systems, Inc.	35,219	1,526,039
Motorola Solutions, Inc.	5,459	628,003
Palo Alto Networks, Inc.(f)(g)	1,607	302,679

		2,840,243

Construction Materials — 0.0%
Martin Marietta Materials, Inc.	562	96,591
Vulcan Materials Co.	727	71,827

		168,418

Consumer Finance — 0.5%
American Express Co.	20,080	1,914,025
Capital One Financial Corp.	2,466	186,405

		2,100,430

Containers & Packaging — 0.2%
Packaging Corp. of America	5,013	418,385
WestRock Co.	12,720	480,307

		898,692

Distributors — 0.0%
Genuine Parts Co.	276	26,501

Diversified Consumer Services — 0.1%
H&R Block, Inc.	21,027	533,455

Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(g)	20,444	4,174,256

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	36,593	1,044,364
Verizon Communications, Inc.	47,164	2,651,560

		3,695,924

Electric Utilities — 1.1%
IDACORP, Inc.	6,194	576,414
OGE Energy Corp.	25,575	1,002,284
Pinnacle West Capital Corp.	23,369	1,991,039
Portland General Electric Co.	33,333	1,528,318
Xcel Energy, Inc.	2,461	121,253

		5,219,308

Electrical Equipment — 0.5%
AMETEK, Inc.	8,688	588,178
Rockwell Automation, Inc.	12,584	1,893,640

		2,481,818

Electronic Equipment, Instruments & Components — 0.5%
CDW Corp.	12,491	1,012,396
Keysight Technologies, Inc.(g)	800	49,664
National Instruments Corp.	25,956	1,177,883
Zebra Technologies Corp., Class A(g)	1,074	171,013

		2,410,956

Security	Shares	Value

Energy Equipment & Services — 0.3%
Halliburton Co.	47,006	$1,249,419
Nabors Industries Ltd.(f)	25,697	51,394

		1,300,813

Entertainment — 0.7%
Activision Blizzard, Inc.	1,937	90,206
Electronic Arts, Inc.(g)	8,870	699,932
Netflix, Inc.(g)	3,398	909,509
Twenty-First Century Fox, Inc., Class A	3,261	156,919
Twenty-First Century Fox, Inc., Class B	4,001	191,168
Viacom, Inc., Class B	28,085	721,784
Walt Disney Co. (The)	296	32,456
World Wrestling Entertainment, Inc., Class A(f)	3,122	233,276

		3,035,250

Equity Real Estate Investment Trusts (REITs) — 2.3%
Equity LifeStyle Properties, Inc.	3,153	306,251
Host Hotels & Resorts, Inc.	68,633	1,144,112
Outfront Media, Inc.	4,675	84,711
Park Hotels & Resorts, Inc.	45,787	1,189,546
Prologis, Inc.	57,711	3,388,790
Realty Income Corp.	33,200	2,092,928
Simon Property Group, Inc.	12,210	2,051,158

		10,257,496

Food & Staples Retailing — 0.6%
Costco Wholesale Corp.	11,837	2,411,315
Walmart, Inc.	3,369	313,823

		2,725,138

Food Products — 1.2%
Archer-Daniels-Midland Co.	53,515	2,192,510
Hershey Co. (The)	25,686	2,753,025
Hormel Foods Corp.(f)	2,422	103,371
Kellogg Co.	1,498	85,401
Lamb Weston Holdings, Inc.	2,710	199,348
Tyson Foods, Inc., Class A	2,603	139,000

		5,472,655

Gas Utilities — 0.3%
Atmos Energy Corp.	13,280	1,231,322
UGI Corp.	1,535	81,892

		1,313,214

Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	12,047	871,360
Danaher Corp.	17,145	1,767,992
DexCom, Inc.(g)	490	58,702
IDEXX Laboratories, Inc.(g)	1,680	312,514
Intuitive Surgical, Inc.(g)	1,538	736,579
Masimo Corp.(g)	4,741	509,041
Medtronic plc	9,391	854,205
STERIS plc	3,868	413,296
Stryker Corp.	16,889	2,647,351

		8,171,040

Health Care Providers & Services — 2.1%
AmerisourceBergen Corp.	11,881	883,946
Anthem, Inc.	558	146,548
Cardinal Health, Inc.	22,835	1,018,441
CVS Health Corp.	8,348	546,961
Halfmoon Parent, Inc.	1,570	298,144
Humana, Inc.	3,606	1,033,047
McKesson Corp.	9,833	1,086,251
Quest Diagnostics, Inc.	1,544	128,569
UnitedHealth Group, Inc.	17,015	4,238,777
WellCare Health Plans, Inc.(g)	1,565	369,481

		9,750,165

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology — 0.2%(g)
athenahealth, Inc.	457	$60,292
Cerner Corp.	1,033	54,170
Veeva Systems, Inc., Class A	9,306	831,212

		945,674

Hotels, Restaurants & Leisure — 1.3%
Carnival Corp.	13,828	681,720
Darden Restaurants, Inc.	5,372	536,448
Domino’s Pizza, Inc.	4,995	1,238,710
Dunkin’ Brands Group, Inc.(f)	5,001	320,664
Extended Stay America, Inc.	20,965	324,958
Hilton Worldwide Holdings, Inc.	8,127	583,519
Las Vegas Sands Corp.	4,508	234,641
McDonald’s Corp.	7,752	1,376,523
Norwegian Cruise Line Holdings Ltd.(g)	11,362	481,635
Yum! Brands, Inc.	1,385	127,309

		5,906,127

Household Durables — 0.2%
Garmin Ltd.	13,892	879,641

Household Products — 0.5%
Church & Dwight Co., Inc.	25,155	1,654,193
Clorox Co. (The)	1,152	177,569
Procter & Gamble Co. (The)	2,879	264,638

		2,096,400

Industrial Conglomerates — 0.5%
3M Co.(f)	8,943	1,703,999
General Electric Co.	42,756	323,663
Honeywell International, Inc.	1,726	228,039
Roper Technologies, Inc.	430	114,604

		2,370,305

Insurance — 1.4%
Allstate Corp. (The)	20,247	1,673,010
American Financial Group, Inc.	8,786	795,397
Arthur J Gallagher & Co.(f)	8,272	609,646
Athene Holding Ltd., Class A(g)	9,624	383,324
First American Financial Corp.	11,938	532,912
Hartford Financial Services Group, Inc. (The)	15,578	692,442
Lincoln National Corp.	4,587	235,359
Loews Corp.	686	31,227
Progressive Corp. (The)	6,234	376,097
Unum Group	30,098	884,279

		6,213,693

Interactive Media & Services — 2.7%(g)
Alphabet, Inc., Class A	3,001	3,135,925
Alphabet, Inc., Class C	3,525	3,650,525
Cargurus, Inc.	5,100	172,023
Facebook, Inc., Class A	32,550	4,266,980
Snap, Inc., Class A(f)	7,188	39,606
TripAdvisor, Inc.	1,279	68,989
Twitter, Inc.	3,571	102,631
Yelp, Inc.	16,558	579,364

		12,016,043

Internet & Direct Marketing Retail — 1.8%(g)
Amazon.com, Inc.	5,034	7,560,917
Booking Holdings, Inc.	249	428,883

		7,989,800

IT Services — 2.8%
Accenture plc, Class A	6,198	873,980
Amdocs Ltd.	609	35,675
Automatic Data Processing, Inc.	16,986	2,227,204
Booz Allen Hamilton Holding Corp.	26,582	1,198,051

Security	Shares	Value

IT Services (continued)
Broadridge Financial Solutions, Inc.	3,649	$351,216
Cognizant Technology Solutions Corp., Class A	1,084	68,812
Fidelity National Information Services, Inc.	10,447	1,071,340
First Data Corp., Class A(f)(g)	6,963	117,744
GoDaddy, Inc., Class A(f)(g)	11,247	738,028
International Business Machines Corp.	6,405	728,056
Mastercard, Inc., Class A	14,516	2,738,444
Paychex, Inc.	1,987	129,453
PayPal Holdings, Inc.(g)	5,408	454,759
Square, Inc., Class A(g)	2,437	136,691
Total System Services, Inc.	324	26,338
Visa, Inc., Class A	6,344	837,028
Western Union Co. (The)	47,546	811,135

		12,543,954

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	9,348	630,616
Thermo Fisher Scientific, Inc.	386	86,383

		716,999

Machinery — 2.0%
Crane Co.	34,462	2,487,467
Illinois Tool Works, Inc.	15,783	1,999,548
Ingersoll-Rand plc	22,883	2,087,616
PACCAR, Inc.	30,661	1,751,970
Snap-on, Inc.(f)	4,293	623,730

		8,950,331

Media — 1.2%
AMC Networks, Inc., Class A(g)	11,972	657,024
CBS Corp. (Non-Voting), Class B	13,532	591,619
Comcast Corp., Class A	53,523	1,822,458
Interpublic Group of Cos., Inc. (The)	27,779	573,081
Liberty Media Corp.-Liberty SiriusXM, Class A(g)	17,898	658,646
Liberty Media Corp.-Liberty SiriusXM, Class C(g)	23,054	852,537
Sinclair Broadcast Group, Inc., Class A	2,105	55,446
Sirius XM Holdings, Inc.	18,510	105,692
Tribune Media Co., Class A	1,003	45,516

		5,362,019

Metals & Mining — 0.2%
Newmont Mining Corp.	15,723	544,802
Reliance Steel & Aluminum Co.	3,699	263,258
Steel Dynamics, Inc.	3,498	105,080

		913,140

Multiline Retail — 0.6%
Target Corp.	39,402	2,604,078

Multi-Utilities — 0.2%
CMS Energy Corp.	3,250	161,363
Consolidated Edison, Inc.	12,344	943,822

		1,105,185

Oil, Gas & Consumable Fuels — 2.7%
Anadarko Petroleum Corp.	33,110	1,451,542
Antero Resources Corp.(g)	2,104	19,757
Chevron Corp.	14,870	1,617,707
Concho Resources, Inc.(g)	965	99,192
ConocoPhillips	32,373	2,018,457
Continental Resources, Inc.(g)	3,715	149,306
Exxon Mobil Corp.	40,844	2,785,152
Kinder Morgan, Inc.	68,705	1,056,683
Occidental Petroleum Corp.	19,498	1,196,787
Phillips 66	13,043	1,123,655
Suncor Energy, Inc.(f)	18,889	528,325
Valero Energy Corp.	731	54,803
Williams Cos., Inc. (The)	10,517	231,900

		12,333,266

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	9,906	$1,288,771

Pharmaceuticals — 2.5%
Bristol-Myers Squibb Co.	31,675	1,646,467
Eli Lilly & Co.	17,072	1,975,572
Johnson & Johnson	29,804	3,846,206
Merck & Co., Inc.	39,066	2,985,033
Zoetis, Inc.	11,506	984,223

		11,437,501

Professional Services — 0.4%
Insperity, Inc.	14,250	1,330,380
Robert Half International, Inc.	6,678	381,982

		1,712,362

Road & Rail — 0.5%
Landstar System, Inc.	13,553	1,296,616
Norfolk Southern Corp.	7,206	1,077,585
Schneider National, Inc., Class B	4,500	84,015

		2,458,216

Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc.	8,637	741,314
Applied Materials, Inc.	25,161	823,771
Broadcom, Inc.	706	179,522
Intel Corp.	68,505	3,214,940
Maxim Integrated Products, Inc.	15,280	776,988
NVIDIA Corp.	6,662	889,377
NXP Semiconductors NV(g)	363	26,600
QUALCOMM, Inc.	6,022	342,712
Skyworks Solutions, Inc.	6,808	456,272
Texas Instruments, Inc.	13,353	1,261,858
Xilinx, Inc.	7,552	643,204

		9,356,558

Software — 3.9%
Dropbox, Inc., Class A(g)	14,094	287,941
Intuit, Inc.	5,451	1,073,029
Microsoft Corp.	85,834	8,718,159
New Relic, Inc.(g)	1,957	158,458
Oracle Corp.	53,796	2,428,890
salesforce.com, Inc.(g)	24,201	3,314,811
ServiceNow, Inc.(g)	399	71,042
Synopsys, Inc.(g)	12,005	1,011,301
Ultimate Software Group, Inc. (The)(g)	631	154,513
VMware, Inc., Class A(g)	2,914	399,597

		17,617,741

Specialty Retail — 1.1%
AutoNation, Inc.(g)	2,667	95,212
Best Buy Co., Inc.	668	35,377
Dick’s Sporting Goods, Inc.	2,042	63,711
Five Below, Inc.(g)	2,525	258,358
Home Depot, Inc. (The)	12,656	2,174,554
Penske Automotive Group, Inc.	18,581	749,186
Ross Stores, Inc.	3,483	289,786
TJX Cos., Inc. (The)	24,922	1,115,010
Ulta Beauty, Inc.(g)	117	28,646

		4,809,840

Technology Hardware, Storage & Peripherals — 2.3%
Apple, Inc.	54,234	8,554,871
Dell Technologies, Inc., Class C(g)	3,994	195,170
Hewlett Packard Enterprise Co.	7,490	98,943
HP, Inc.	52,364	1,071,367
Pure Storage, Inc., Class A(g)	21,522	346,074

		10,266,425

Security		Shares	Value

Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B		33,186	$2,460,410
Ralph Lauren Corp.		269	27,831
VF Corp.		5,267	375,748

			2,863,989

Thrifts & Mortgage Finance — 0.0%
Essent Group Ltd.(g)		3,317	113,375

Tobacco — 0.4%
Altria Group, Inc.		22,867	1,129,401
British American Tobacco plc, ADR		1	32
Philip Morris International, Inc.		10,984	733,292

			1,862,725

Water Utilities — 0.5%
American Water Works Co., Inc.		24,421	2,216,694

Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.		11,451	372,616

Total Common Stocks — 59.6% (Cost: $285,909,959)			270,072,542

		Par (000)

Corporate Bonds — 13.1%

Aerospace & Defense — 0.5%
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20	USD	138	136,183
3.85%, 12/15/25		90	89,228
4.75%, 10/07/44		8	8,033
Boeing Co. (The), 6.13%, 02/15/33		15	18,987
General Dynamics Corp., 3.75%, 05/15/28		55	55,500
Harris Corp.:
2.70%, 04/27/20		39	38,668
4.40%, 06/15/28		125	124,434
5.05%, 04/27/45		55	56,577
L3 Technologies, Inc.:
4.95%, 02/15/21		25	25,582
3.85%, 06/15/23		90	90,140
3.85%, 12/15/26		90	87,125
4.40%, 06/15/28		15	14,997
Lockheed Martin Corp.:
3.55%, 01/15/26		43	42,669
3.60%, 03/01/35		85	79,149
4.50%, 05/15/36		17	17,541
4.07%, 12/15/42		49	46,755
3.80%, 03/01/45		35	31,890
4.70%, 05/15/46		110	114,623
4.09%, 09/15/52		32	29,869
Northrop Grumman Corp.:
2.55%, 10/15/22		135	130,633
2.93%, 01/15/25		150	142,333
3.25%, 01/15/28		143	133,419
3.85%, 04/15/45		43	37,964
4.03%, 10/15/47		45	40,928
Raytheon Co., 7.20%, 08/15/27		20	25,170
United Technologies Corp.:
1.95%, 11/01/21		200	191,990
4.13%, 11/16/28		135	133,745
4.50%, 06/01/42		160	151,158
4.15%, 05/15/45		2	1,789

			2,097,079

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Air Freight & Logistics — 0.0%
FedEx Corp.:
4.90%, 01/15/34	USD	40	$40,880
3.90%, 02/01/35		55	49,795
3.88%, 08/01/42		70	58,122
4.05%, 02/15/48		75	62,824

			211,621

Airlines — 0.2%
American Airlines Group, Inc., 4.63%, 03/01/20(b)		91	90,545
American Airlines Pass-Through Trust:
Series 2015-1, Class B, 3.70%, 05/01/23		3	3,281
Series 2015-2, Class B, 4.40%, 09/22/23		92	90,517
Series 2016-1, Class B, 5.25%, 01/15/24		2	1,635
Series 2017-1, Class B, 4.95%, 02/15/25		9	8,799
Series 2017-2, Class B, 3.70%, 10/15/25		5	4,592
Series 2015-1, Class A, 3.38%, 05/01/27		79	75,548
Delta Air Lines, Inc.:
2.88%, 03/13/20		338	335,755
2.60%, 12/04/20		130	127,831
3.40%, 04/19/21		10	9,916
3.63%, 03/15/22		32	31,315
Gol Finance, Inc., 7.00%, 01/31/25(b)		62	54,948
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)		51	44,093
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		13	12,946
Series 2018-1, Class B, 4.60%, 03/01/26		25	25,010
Series 2016-2, Class AA, 2.88%, 10/07/28		9	8,698
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 06/03/21		4	3,775
Series 2013-1, Class B, 5.38%, 11/15/21		8	8,711

			937,915

Auto Components — 0.0%
Aptiv plc, 4.25%, 01/15/26		20	19,457
ZF North America Capital, Inc., 4.75%, 04/29/25(b)		150	139,600

			159,057

Automobiles — 0.3%
BMW US Capital LLC, 2.80%, 04/11/26(b)		45	41,251
Daimler Finance North America LLC(b):
3.10%, 05/04/20		150	149,170
3.35%, 05/04/21		170	169,484
3.75%, 11/05/21		150	150,512
General Motors Co.:
6.75%, 04/01/46		20	19,362
5.40%, 04/01/48		30	25,550
Hyundai Capital America, 2.55%, 04/03/20(b)		402	396,792
Toyota Motor Corp., 3.67%, 07/20/28		25	25,299
Volkswagen Group of America Finance LLC, 4.00%, 11/12/21(b)		325	324,798

			1,302,218

Banks — 2.7%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		235	231,617
Bank of America Corp.:
2.63%, 10/19/20		15	14,843
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		230	225,884
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		465	455,924
5.70%, 01/24/22		125	132,484
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)		110	110,017
3.30%, 01/11/23		40	39,394
4.00%, 04/01/24		30	30,166

Security		Par (000)	Value

Banks (continued)
4.20%, 08/26/24	USD	270	$267,786
Series L, 3.95%, 04/21/25		265	256,768
3.88%, 08/01/25		166	164,218
(LIBOR USD 3 Month + 0.81%), 3.37%, 01/23/26(a)		60	57,365
3.50%, 04/19/26		52	50,041
Series L, 4.18%, 11/25/27		135	129,757
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		360	336,294
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29(a)		50	48,602
Barclays plc:
(LIBOR USD 3 Month + 1.36%), 4.34%, 05/16/24(a)		200	194,449
4.95%, 01/10/47		200	176,740
BNP Paribas SA, 3.80%, 01/10/24(b)		200	194,724
Citigroup, Inc.:
2.50%, 07/29/19		285	284,026
2.90%, 12/08/21		255	250,876
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(a)		66	63,870
3.75%, 06/16/24		85	84,404
4.40%, 06/10/25		53	51,868
4.45%, 09/29/27		73	70,359
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		32	30,877
Citizens Bank NA:
2.25%, 03/02/20		277	274,035
2.65%, 05/26/22		250	242,884
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20		250	247,303
HSBC Holdings plc:
2.65%, 01/05/22		277	268,726
(USD Swap Rate 5 Year + 3.75%), 6.00%(a)(h)		200	180,096
ING Groep NV, 4.10%, 10/02/23		200	199,878
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)		200	181,376
JPMorgan Chase & Co.:
2.55%, 03/01/21		100	98,590
4.63%, 05/10/21		63	64,835
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)		145	145,328
2.97%, 01/15/23		85	82,873
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		30	29,773
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		199	199,359
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)		400	403,183
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		130	126,194
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		90	85,805
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(a)		150	149,544
(LIBOR USD 3 Month + 1.33%), 4.45%, 12/05/29(a)		50	50,857
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		135	122,605
KeyCorp, 4.15%, 10/29/25		45	45,709
Lloyds Banking Group plc, 4.65%, 03/24/26		400	376,076
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		60	60,225
3.46%, 03/02/23		360	357,790
Mizuho Financial Group, Inc.:
2.63%, 04/12/21(b)		200	196,207
2.95%, 02/28/22		472	462,733
(LIBOR USD 3 Month + 1.00%), 3.92%, 09/11/24(a)		200	202,115
Nordea Bank AB, 2.13%, 05/29/20(b)		205	201,888
Royal Bank of Scotland Group plc, (LIBOR USD 3 Month + 1.91%), 5.08%, 01/27/30(a)		200	192,853
Santander UK Group Holdings plc, 2.88%, 08/05/21		215	207,401
Santander UK plc, 5.00%, 11/07/23(b)		200	195,298
Standard Chartered plc, (LIBOR USD 3 Month + 1.15%), 4.25%, 01/20/23(a)(b)		265	262,339
Sumitomo Mitsui Trust Bank Ltd.(b):
2.05%, 03/06/19		505	504,123
1.95%, 09/19/19		235	232,912
Toronto-Dominion Bank (The), 3.50%, 07/19/23		45	45,310

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
UBS Group Funding Switzerland AG(b):
2.95%, 09/24/20	USD	335	$331,458
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		235	226,020
4.13%, 09/24/25		200	199,260
US Bancorp:
2.95%, 07/15/22		135	133,163
Series X, 3.15%, 04/27/27		20	19,160
Wells Fargo & Co.:
2.60%, 07/22/20		68	67,341
2.55%, 12/07/20		90	88,732
2.50%, 03/04/21		180	177,043
3.50%, 03/08/22		70	69,767
2.63%, 07/22/22		160	154,282
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)		160	153,612

			12,269,414

Beverages — 0.2%
Anheuser-Busch Cos. LLC(b):
3.65%, 02/01/26		25	23,639
4.70%, 02/01/36		225	208,664
4.90%, 02/01/46		90	83,465
Anheuser-Busch InBev Finance, Inc.:
2.63%, 01/17/23		39	37,119
3.30%, 02/01/23		255	247,949
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 07/15/22		5	4,774
Keurig Dr. Pepper, Inc., 3.55%, 05/25/21(b)		40	39,939
PepsiCo, Inc., 4.00%, 05/02/47		45	43,992

			689,541

Biotechnology — 0.2%
AbbVie, Inc.:
2.30%, 05/14/21		50	48,829
3.75%, 11/14/23		60	59,697
3.60%, 05/14/25		105	100,714
4.25%, 11/14/28		50	48,540
4.50%, 05/14/35		105	97,136
4.40%, 11/06/42		35	30,779
Amgen, Inc., 4.40%, 05/01/45		65	60,787
Baxalta, Inc.:
4.00%, 06/23/25		30	29,330
5.25%, 06/23/45		15	15,204
Celgene Corp.:
3.95%, 10/15/20		10	10,108
3.25%, 08/15/22		60	58,907
3.55%, 08/15/22		60	59,341
Gilead Sciences, Inc.:
2.50%, 09/01/23		60	57,881
3.70%, 04/01/24		130	129,783
3.65%, 03/01/26		30	29,406
4.60%, 09/01/35		29	29,280
4.00%, 09/01/36		50	45,581
5.65%, 12/01/41		60	66,287
4.50%, 02/01/45		39	37,507

			1,015,097

Building Products — 0.0%
Johnson Controls International plc, 5.13%, 09/14/45		23	22,964

Capital Markets — 0.8%
Bank of New York Mellon Corp. (The), (LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28(a)		50	48,787
CME Group, Inc., 3.75%, 06/15/28		5	5,067
Credit Suisse Group AG, (LIBOR USD 3 Month + 1.24%), 4.21%, 06/12/24(a)(b)		250	249,353

Security		Par (000)	Value

Capital Markets (continued)
Deutsche Bank AG:
2.70%, 07/13/20	USD	144	$140,060
2.95%, 08/20/20		129	125,209
4.25%, 02/04/21		300	295,655
4.25%, 10/14/21		40	39,110
Goldman Sachs & Co. LLC, (LIBOR USD 3 Month + 0.44%), 3.06%, 02/08/19(a)		1,000	999,376
Goldman Sachs Group, Inc. (The):
2.00%, 04/25/19		48	47,833
2.75%, 09/15/20		71	70,266
2.35%, 11/15/21		209	201,520
(LIBOR USD 3 Month + 1.17%), 3.79%, 05/15/26(a)		40	38,391
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(a)		315	292,752
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(a)		130	125,110
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(a)		60	52,800
Intercontinental Exchange, Inc.:
3.45%, 09/21/23		45	45,226
4.00%, 10/15/23		20	20,478
3.75%, 09/21/28		20	20,013
Moody’s Corp., 2.75%, 12/15/21		62	60,803
Morgan Stanley:
2.75%, 05/19/22		235	228,627
6.25%, 08/09/26		100	110,732
3.63%, 01/20/27		70	66,528
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		270	255,286
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)		135	129,164
Nuveen LLC, 4.00%, 11/01/28(b)		20	20,609
S&P Global, Inc., 4.00%, 06/15/25		15	15,274
State Street Corp., 2.65%, 05/19/26		38	35,579

			3,739,608

Chemicals — 0.2%
Cydsa SAB de CV, 6.25%, 10/04/27(b)		200	178,750
Dow Chemical Co. (The):
9.00%, 04/01/21		55	60,988
4.38%, 11/15/42		27	23,694
4.63%, 10/01/44		20	18,173
DowDuPont, Inc.:
4.49%, 11/15/25		235	241,950
5.42%, 11/15/48		130	135,063
Sherwin-Williams Co. (The):
4.00%, 12/15/42		26	21,860
4.50%, 06/01/47		15	13,526

			694,004

Commercial Services & Supplies — 0.0%
Catholic Health Initiatives, 4.35%, 11/01/42		30	27,137
Republic Services, Inc.:
4.75%, 05/15/23		30	31,402
2.90%, 07/01/26		42	39,616
3.95%, 05/15/28		45	45,029
Waste Management, Inc., 3.90%, 03/01/35		42	40,765

			183,949

Communications Equipment — 0.0%
Cisco Systems, Inc., 2.95%, 02/28/26		30	28,604
Juniper Networks, Inc., 3.30%, 06/15/20		79	78,704

			107,308

Consumer Finance — 0.7%
AerCap Ireland Capital DAC, 4.63%, 10/30/20		220	221,535
American Express Co.:
3.70%, 11/05/21		210	211,887
3.70%, 08/03/23		70	70,202
American Express Credit Corp., 2.25%, 08/15/19		119	118,459

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
Capital One Financial Corp.:
2.40%, 10/30/20	USD	94	$92,028
3.45%, 04/30/21		70	69,967
3.75%, 03/09/27		30	27,864
Discover Financial Services, 4.10%, 02/09/27		17	15,871
Ford Motor Credit Co. LLC:
5.75%, 02/01/21		200	203,980
3.22%, 01/09/22		425	399,103
2.98%, 08/03/22		200	184,843
General Motors Financial Co., Inc.:
3.10%, 01/15/19		43	42,998
4.20%, 03/01/21		35	34,981
3.20%, 07/06/21		267	260,807
4.20%, 11/06/21		435	434,804
3.15%, 06/30/22		175	167,153
4.00%, 01/15/25		140	130,959
4.00%, 10/06/26		15	13,467
HSBC USA, Inc., 2.35%, 03/05/20		270	267,274
Synchrony Financial:
2.60%, 01/15/19		90	89,969
2.70%, 02/03/20		52	51,117
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 52.29%, 04/11/22(a)(b)		44	17,600
Toyota Motor Credit Corp., 3.05%, 01/11/28		50	48,246
Unifin Financiera SAB de CV SOFOM ENR, 7.25%, 09/27/23(b)		200	183,850

			3,358,964

Containers & Packaging — 0.0%
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		87	87,002

Diversified Consumer Services — 0.1%
Boston University, Series CC, 4.06%, 10/01/48		32	32,098
George Washington University (The), Series 2018, 4.13%, 09/15/48		58	58,039
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48		36	34,021
University of Southern California, 3.03%, 10/01/39		31	28,111
Wesleyan University, 4.78%, 07/01/2116		79	80,786

			233,055

Diversified Financial Services — 0.1%
AXA Equitable Holdings, Inc.(b):
3.90%, 04/20/23		10	9,876
5.00%, 04/20/48		50	44,352
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		200	167,513
Shell International Finance BV:
2.25%, 01/06/23		145	139,450
3.25%, 05/11/25		50	49,302
4.13%, 05/11/35		38	37,713
3.63%, 08/21/42		16	14,504
Woodside Finance Ltd., 3.65%, 03/05/25(b)		15	14,247

			476,957

Diversified Telecommunication Services — 0.5%
AT&T, Inc.:
3.40%, 05/15/25		30	28,250
4.13%, 02/17/26		20	19,544
4.30%, 02/15/30		455	429,968
5.25%, 03/01/37		70	68,756
4.35%, 06/15/45		200	169,013
5.15%, 02/15/50		80	74,113
Axtel SAB de CV, 6.38%, 11/14/24(b)		200	189,250

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Oi SA, 8.00% ( 8.00% Cash or 4.00% PIK), 07/27/25(i)	USD	100	$96,969
Telefonica Emisiones SA, 4.67%, 03/06/38		150	135,689
TELUS Corp., 4.60%, 11/16/48		10	9,913
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 3.20%, 05/22/20(a)		205	204,552
4.33%, 09/21/28		518	520,129
4.50%, 08/10/33		175	172,740
4.40%, 11/01/34		33	31,805
4.13%, 08/15/46		50	44,114
5.50%, 03/16/47		200	212,683

			2,407,488

Electric Utilities — 0.6%
AEP Texas, Inc., 3.95%, 06/01/28(b)		130	130,194
AEP Transmission Co. LLC, 4.25%, 09/15/48		70	70,532
Alabama Power Co.:
4.15%, 08/15/44		10	9,783
3.75%, 03/01/45		15	13,835
Series B, 3.70%, 12/01/47		15	13,674
Series A, 4.30%, 07/15/48		60	60,097
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		25	25,154
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		35	31,060
3.75%, 08/15/47		35	32,094
4.25%, 09/15/48		45	44,688
CenterPoint Energy Houston Electric LLC, 3.95%, 03/01/48		20	19,432
DTE Electric Co., Series A, 4.05%, 05/15/48		85	84,226
Duke Energy Carolinas LLC:
3.95%, 11/15/28		40	41,037
3.88%, 03/15/46		60	56,264
3.70%, 12/01/47		35	31,790
Duke Energy Corp., 4.80%, 12/15/45		5	5,093
Duke Energy Florida LLC:
3.20%, 01/15/27		130	125,785
3.80%, 07/15/28		35	35,350
4.20%, 07/15/48		10	9,957
Duke Energy Progress LLC:
3.00%, 09/15/21		25	25,036
3.25%, 08/15/25		50	48,654
3.70%, 09/01/28		135	136,371
4.20%, 08/15/45		15	14,884
Emera US Finance LP, 2.15%, 06/15/19		101	100,174
Entergy Louisiana LLC:
5.40%, 11/01/24		20	21,984
4.20%, 09/01/48		10	9,870
Eversource Energy, Series L, 2.90%, 10/01/24		60	57,502
Exelon Corp.:
2.45%, 04/15/21		28	27,385
4.95%, 06/15/35		21	21,145
4.45%, 04/15/46		85	79,952
FirstEnergy Transmission LLC, 4.35%, 01/15/25(b)		25	25,261
Florida Power & Light Co.:
3.95%, 03/01/48		76	74,225
4.13%, 06/01/48		60	60,154
Genneia SA, 8.75%, 01/20/22(b)		55	49,569
Kansas City Power & Light Co., 4.20%, 03/15/48		70	67,891
MidAmerican Energy Co., 4.40%, 10/15/44		37	38,119
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		25	24,822
Northern States Power Co.:
3.40%, 08/15/42		65	58,580
4.00%, 08/15/45		40	38,980
4.20%, 09/01/48		30	29,507

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Ohio Power Co., Series G, 6.60%, 02/15/33	USD	50	$62,422
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41		50	52,133
Pacific Gas & Electric Co., 6.05%, 03/01/34		30	27,797
PacifiCorp, 4.13%, 01/15/49		20	19,682
Public Service Electric & Gas Co., 3.65%, 09/01/28		80	80,998
Southern Co. (The), 4.40%, 07/01/46		95	87,349
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28		45	45,159
Tampa Electric Co.:
2.60%, 09/15/22		30	29,084
4.30%, 06/15/48		15	14,333
4.45%, 06/15/49		40	38,995
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		79	78,666
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		100	97,505
Series A, 3.50%, 03/15/27		97	95,528
4.00%, 01/15/43		100	94,442
Series B, 4.20%, 05/15/45		28	27,161
Series C, 4.00%, 11/15/46		50	47,293
4.60%, 12/01/48		15	15,645

			2,764,302

Electrical Equipment — 0.0%
Eaton Corp., 2.75%, 11/02/22		49	47,657

Electronic Equipment, Instruments & Components — 0.0%
Corning, Inc., 4.38%, 11/15/57		120	100,716
Tyco Electronics Group SA:
3.45%, 08/01/24		15	14,600
3.13%, 08/15/27		30	27,750

			143,066

Energy Equipment & Services — 0.1%
Halliburton Co.:
3.80%, 11/15/25		240	232,557
5.00%, 11/15/45		15	14,728
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)		16	15,475
Odebrecht Offshore Drilling Finance Ltd., 6.72%, 12/01/22(b)		11	10,145

			272,905

Entertainment — 0.1%
NBCUniversal Media LLC, 4.45%, 01/15/43		40	38,557
Viacom, Inc., 6.88%, 04/30/36		40	42,926
Warner Media LLC:
2.10%, 06/01/19		143	142,180
3.55%, 06/01/24		50	48,233
3.60%, 07/15/25		64	60,616
4.65%, 06/01/44		20	17,504
4.85%, 07/15/45		77	69,090

			419,106

Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
3.30%, 02/15/21		71	70,593
3.50%, 01/31/23		19	18,673
3.00%, 06/15/23		220	211,667
4.40%, 02/15/26		14	13,989
CC Holdings GS V LLC, 3.85%, 04/15/23		40	39,612
Crown Castle International Corp.:
3.40%, 02/15/21		33	32,989
2.25%, 09/01/21		120	116,018
3.20%, 09/01/24		175	166,023

			669,564

Security		Par (000)	Value

Food & Staples Retailing — 0.1%
Kroger Co. (The), 2.65%, 10/15/26	USD	105	$93,498
Walgreens Boots Alliance, Inc.:
3.80%, 11/18/24		20	19,696
3.45%, 06/01/26		210	197,586
4.80%, 11/18/44		6	5,463
Walmart, Inc.:
3.55%, 06/26/25		65	65,717
4.05%, 06/29/48		30	29,851

			411,811

Food Products — 0.1%
General Mills, Inc.:
3.20%, 04/16/21		40	39,780
4.00%, 04/17/25		44	43,303
Marfrig Holdings Europe BV, 8.00%, 06/08/23(b)		200	200,000
Tyson Foods, Inc.:
3.90%, 09/28/23		15	14,979
3.95%, 08/15/24		75	74,565
3.55%, 06/02/27		70	65,236
5.10%, 09/28/48		15	14,394

			452,257

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories:
3.40%, 11/30/23		14	13,957
3.75%, 11/30/26		142	140,239
Baxter International, Inc., 1.70%, 08/15/21		10	9,594
Becton Dickinson and Co.:
2.13%, 06/06/19		255	253,514
2.68%, 12/15/19		61	60,420
2.89%, 06/06/22		185	179,176
3.30%, 03/01/23		70	68,773
4.69%, 12/15/44		10	9,360
Covidien International Finance SA, 2.95%, 06/15/23		85	83,223
Edwards Lifesciences Corp., 4.30%, 06/15/28		25	25,276
Medtronic, Inc.:
3.50%, 03/15/25		90	89,645
4.38%, 03/15/35		160	163,814

			1,096,991

Health Care Providers & Services — 0.6%
Aetna, Inc.:
4.50%, 05/15/42		27	25,065
4.13%, 11/15/42		25	21,642
4.75%, 03/15/44		30	28,624
AHS Hospital Corp., 5.02%, 07/01/45		21	23,325
Anthem, Inc.:
3.70%, 08/15/21		7	7,047
3.50%, 08/15/24		15	14,713
4.10%, 03/01/28		40	39,206
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	39,428
CHRISTUS Health, Series C, 4.34%, 07/01/28		47	47,962
Cigna Corp., 3.25%, 04/15/25		125	118,794
CVS Health Corp.:
3.70%, 03/09/23		290	286,896
4.00%, 12/05/23		95	95,271
4.10%, 03/25/25		135	133,653
4.78%, 03/25/38		35	33,539
5.13%, 07/20/45		240	233,618
5.05%, 03/25/48		100	97,261
Dignity Health, 2.64%, 11/01/19		57	56,667
Halfmoon Parent, Inc., 3.20%, 09/17/20(b)		360	358,520
Kaiser Foundation Hospitals:
3.50%, 04/01/22		56	56,934
4.15%, 05/01/47		15	14,815

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	USD	85	$84,409
Mercy Health, Series 2018, 4.30%, 07/01/28		26	26,523
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48		49	47,441
Ochsner Clinic Foundation, 5.90%, 05/15/45		33	39,955
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		45	47,572
Providence St. Joseph Health Obligated Group, Series A, 3.93%, 10/01/48		38	36,196
Southern Baptist Hospital of Florida, Inc., 4.86%, 07/15/45		35	38,093
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23		49	49,449
Sutter Health, Series 2018, 3.70%, 08/15/28		45	45,123
Toledo Hospital (The), 5.75%, 11/15/38		83	87,641
Trinity Health Corp., 4.13%, 12/01/45		36	34,205
UnitedHealth Group, Inc.:
3.75%, 07/15/25		70	70,859
3.70%, 12/15/25		80	80,798
3.10%, 03/15/26		30	28,953
4.63%, 07/15/35		20	21,200
4.20%, 01/15/47		25	24,841
3.75%, 10/15/47		50	45,758
4.45%, 12/15/48		30	30,880

			2,572,876

Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
3.35%, 04/01/23		85	84,570
3.70%, 01/30/26		70	68,620
4.70%, 12/09/35		50	50,221
3.70%, 02/15/42		20	17,289
4.88%, 12/09/45		57	57,379
4.45%, 03/01/47		40	38,244

			316,323

Industrial Conglomerates — 0.0%
Honeywell International, Inc., 3.81%, 11/21/47		20	18,986

Insurance — 0.2%
Ambac Assurance Corp., 5.10%, 06/07/20(b)		5	6,430
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 7.80%, 02/12/23(a)(b)		30	29,981
Aon Corp., 4.50%, 12/15/28		120	121,477
Aon plc, 4.75%, 05/15/45		20	19,625
Hartford Financial Services Group, Inc. (The), 4.30%, 04/15/43		15	13,935
Marsh & McLennan Cos., Inc.:
4.05%, 10/15/23		35	35,511
3.50%, 06/03/24		144	141,845
3.50%, 03/10/25		45	44,206
3.75%, 03/14/26		5	4,941
4.35%, 01/30/47		7	6,528
4.20%, 03/01/48		60	54,495
MetLife, Inc., 4.13%, 08/13/42		10	9,363
Principal Financial Group, Inc., 4.30%, 11/15/46		15	13,801
Prudential Financial, Inc., 3.88%, 03/27/28		90	90,446
Travelers Cos., Inc. (The), 4.60%, 08/01/43		35	36,290
Trinity Acquisition plc, 4.40%, 03/15/26		20	19,874
Willis North America, Inc., 3.60%, 05/15/24		131	127,903

			776,651

IT Services — 0.2%
DXC Technology Co., 2.88%, 03/27/20		48	47,585
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		8	8,037
3.00%, 08/15/26		180	165,594

Security		Par (000)	Value

IT Services (continued)
4.50%, 08/15/46	USD	5	$4,547
4.75%, 05/15/48		60	55,773
Fiserv, Inc.:
3.85%, 06/01/25		20	19,822
4.20%, 10/01/28		65	64,870
IBM Credit LLC, 3.45%, 11/30/20		100	100,517
Total System Services, Inc.:
3.80%, 04/01/21		20	19,996
3.75%, 06/01/23		25	24,796
4.80%, 04/01/26		124	124,965
Visa, Inc.:
3.15%, 12/14/25		50	49,135
4.15%, 12/14/35		41	42,403
4.30%, 12/14/45		30	31,004

			759,044

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
4.50%, 03/01/21		95	97,094
3.00%, 04/15/23		50	48,645
4.15%, 02/01/24		110	111,427
2.95%, 09/19/26		117	107,973

			365,139

Media — 0.5%
CBS Corp., 2.30%, 08/15/19		107	106,206
Charter Communications Operating LLC:
3.58%, 07/23/20		220	219,763
4.46%, 07/23/22		80	80,769
4.50%, 02/01/24		50	49,924
4.91%, 07/23/25		129	128,272
6.38%, 10/23/35		200	205,289
5.75%, 04/01/48		100	93,642
Comcast Corp.:
3.30%, 10/01/20		195	195,746
3.45%, 10/01/21		20	20,203
3.38%, 02/15/25		15	14,691
3.15%, 03/01/26		140	133,954
4.15%, 10/15/28		75	76,157
4.25%, 10/15/30		70	70,792
4.40%, 08/15/35		34	32,892
3.20%, 07/15/36		229	196,987
3.40%, 07/15/46		172	142,515
4.95%, 10/15/58		40	40,666
Cox Communications, Inc., 3.15%, 08/15/24(b)		210	202,021
Discovery Communications LLC:
4.38%, 06/15/21		70	71,234
3.80%, 03/13/24		67	65,361
3.95%, 06/15/25(b)		55	52,831
5.20%, 09/20/47		15	13,786
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		25	25,031
3.75%, 10/01/21		15	15,093
Time Warner Cable LLC:
5.00%, 02/01/20		89	90,248
4.00%, 09/01/21		25	24,848
5.50%, 09/01/41		29	26,428
4.50%, 09/15/42		9	7,235

			2,402,584

Metals & Mining — 0.1%
Anglo American Capital plc, 3.63%, 09/11/24(b)		200	189,050
Barrick Gold Corp., 5.25%, 04/01/42		29	28,999
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43		38	41,514
Largo Resources Ltd., 9.25%, 06/01/21(b)		4	4,205

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Newmont Mining Corp., 3.50%, 03/15/22	USD	120	$118,748
Nucor Corp., 5.20%, 08/01/43		21	22,271
Steel Dynamics, Inc., 5.13%, 10/01/21		38	37,952

			442,739

Multi-Utilities — 0.1%
Ameren Illinois Co., 3.80%, 05/15/28		50	50,864
Consumers Energy Co.:
3.80%, 11/15/28		15	15,362
4.05%, 05/15/48		15	14,791
DTE Energy Co., Series D, 3.70%, 08/01/23		40	39,720
NiSource, Inc.:
2.65%, 11/17/22		10	9,574
3.49%, 05/15/27		80	76,339
WEC Energy Group, Inc., 3.38%, 06/15/21		20	19,988

			226,638

Oil, Gas & Consumable Fuels — 1.5%
Anadarko Petroleum Corp., 6.20%, 03/15/40		70	72,327
Andeavor Logistics LP:
5.50%, 10/15/19		90	90,758
5.25%, 01/15/25		20	20,359
5.20%, 12/01/47		70	63,020
Apache Corp.:
2.63%, 01/15/23		43	40,618
5.10%, 09/01/40		30	27,172
4.75%, 04/15/43		80	68,621
BP Capital Markets America, Inc., 3.79%, 02/06/24		60	60,647
Buckeye Partners LP, 4.88%, 02/01/21		155	156,722
Cimarex Energy Co.:
4.38%, 06/01/24		120	119,332
3.90%, 05/15/27		80	74,235
Concho Resources, Inc.:
4.38%, 01/15/25		125	123,463
3.75%, 10/01/27		135	127,084
Continental Resources, Inc.:
5.00%, 09/15/22		173	171,773
4.50%, 04/15/23		233	229,313
3.80%, 06/01/24		75	71,000
Devon Energy Corp., 4.00%, 07/15/21		40	40,039
Enbridge, Inc.:
2.90%, 07/15/22		90	87,099
3.70%, 07/15/27		70	66,300
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77(a)		70	59,269
Energy Transfer LP:
4.25%, 03/15/23		215	206,938
5.88%, 01/15/24		130	132,275
Energy Transfer Operating LP:
5.20%, 02/01/22		20	20,539
4.90%, 02/01/24		20	20,242
6.50%, 02/01/42		120	119,763
Energy Transfer Partners LP:
5.75%, 09/01/20		20	20,526
5.88%, 03/01/22		165	171,678
5.00%, 10/01/22		30	30,616
4.50%, 11/01/23		125	125,041
Enterprise Products Operating LLC:
4.45%, 02/15/43		67	60,799
5.10%, 02/15/45		23	23,084
4.25%, 02/15/48		35	31,023
EOG Resources, Inc.:
4.15%, 01/15/26		52	53,372
3.90%, 04/01/35		10	9,441

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp., 1.82%, 03/15/19	USD	84	$83,845
Hess Corp., 5.80%, 04/01/47		35	31,414
Kinder Morgan Energy Partners LP:
5.80%, 03/15/35		10	10,223
6.38%, 03/01/41		15	15,920
5.00%, 03/01/43		25	22,685
Kinder Morgan, Inc.:
3.05%, 12/01/19		100	99,423
3.15%, 01/15/23		190	184,630
5.55%, 06/01/45		10	9,904
5.05%, 02/15/46		160	146,102
Marathon Oil Corp., 2.70%, 06/01/20		140	137,931
Marathon Petroleum Corp.:
5.13%, 03/01/21		175	180,052
4.75%, 12/15/23(b)		180	184,697
5.85%, 12/15/45		50	49,365
MPLX LP:
4.88%, 12/01/24		25	25,449
4.88%, 06/01/25		50	50,458
4.13%, 03/01/27		140	133,296
5.20%, 03/01/47		35	32,217
Northwest Pipeline LLC, 4.00%, 04/01/27		135	131,216
Petrobras Global Finance BV:
8.75%, 05/23/26		40	44,900
7.38%, 01/17/27		78	80,145
6.00%, 01/27/28		40	37,700
Pioneer Natural Resources Co.:
3.95%, 07/15/22		10	10,030
4.45%, 01/15/26		192	193,852
Plains All American Pipeline LP, 3.65%, 06/01/22		10	9,817
Resolute Energy Corp., 8.50%, 05/01/20		90	88,650
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23		190	200,180
5.75%, 05/15/24		140	146,070
5.63%, 03/01/25		180	186,923
5.88%, 06/30/26		149	157,762
Spectra Energy Partners LP, 4.50%, 03/15/45		89	80,476
Sunoco Logistics Partners Operations LP:
5.35%, 05/15/45		55	48,682
5.40%, 10/01/47		80	72,497
Tecpetrol SA, 4.88%, 12/12/22(b)		14	12,845
Texas Eastern Transmission LP(b):
3.50%, 01/15/28		60	56,648
4.15%, 01/15/48		30	26,701
TransCanada PipeLines Ltd.:
4.88%, 01/15/26		110	113,853
6.10%, 06/01/40		55	61,387
5.00%, 10/16/43		30	29,644
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		41	49,564
4.00%, 03/15/28		80	78,227
4.60%, 03/15/48		25	23,376
Valero Energy Corp.:
3.65%, 03/15/25		76	72,526
3.40%, 09/15/26		9	8,256
Williams Cos., Inc. (The):
4.13%, 11/15/20		70	70,556
7.88%, 09/01/21		50	54,603
3.70%, 01/15/23		50	48,775
4.55%, 06/24/24		40	40,388
4.00%, 09/15/25		90	86,901
Series A, 7.50%, 01/15/31		35	41,780
5.75%, 06/24/44		55	55,277

			6,612,306

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Paper & Forest Products — 0.0%
Georgia-Pacific LLC:
5.40%, 11/01/20(b)	USD	50	$51,809
3.73%, 07/15/23(b)		45	45,428
7.38%, 12/01/25		37	44,617

			141,854

Pharmaceuticals — 0.4%
Allergan Finance LLC, 3.25%, 10/01/22		45	43,997
Allergan Funding SCS:
3.45%, 03/15/22		250	246,011
3.80%, 03/15/25		484	472,492
Bayer US Finance II LLC, 3.60%, 07/15/42(b)		23	16,969
Bayer US Finance LLC, 3.38%, 10/08/24(b)		200	188,599
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		105	106,703
Johnson & Johnson:
2.63%, 01/15/25		10	9,631
2.45%, 03/01/26		15	14,088
3.63%, 03/03/37		15	14,429
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19		290	285,936
2.40%, 09/23/21		35	33,844
3.20%, 09/23/26		120	108,591
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28(b)		200	204,272
Wyeth LLC:
6.45%, 02/01/24		15	17,176
5.95%, 04/01/37		70	83,948

			1,846,686

Road & Rail — 0.2%
Burlington Northern Santa Fe LLC:
6.15%, 05/01/37		23	28,017
4.15%, 04/01/45		16	15,513
4.70%, 09/01/45		11	11,502
4.13%, 06/15/47		73	70,648
4.15%, 12/15/48		5	4,869
CSX Corp.:
4.25%, 03/15/29		45	45,688
4.75%, 11/15/48		20	20,217
4.25%, 11/01/66		43	37,175
Norfolk Southern Corp.:
3.65%, 08/01/25		60	60,313
2.90%, 06/15/26		90	85,223
4.05%, 08/15/52		41	36,617
Penske Truck Leasing Co. LP, 3.40%, 11/15/26(b)		94	87,849
Ryder System, Inc., 3.75%, 06/09/23		10	9,939
Union Pacific Corp.:
3.75%, 07/15/25		75	75,712
3.38%, 02/01/35		29	25,380
3.60%, 09/15/37		80	71,498
3.80%, 10/01/51		20	16,963
3.88%, 02/01/55		37	31,592

			734,715

Semiconductors & Semiconductor Equipment — 0.4%
Analog Devices, Inc.:
2.50%, 12/05/21		80	78,092
3.90%, 12/15/25		39	38,272
3.50%, 12/05/26		29	27,756
5.30%, 12/15/45		28	29,455
Applied Materials, Inc.:
3.90%, 10/01/25		110	110,694
5.10%, 10/01/35		58	61,724
4.35%, 04/01/47		49	47,907

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Broadcom Corp.:
2.38%, 01/15/20	USD	115	$113,564
3.00%, 01/15/22		383	368,332
2.65%, 01/15/23		35	32,572
3.63%, 01/15/24		26	24,599
Lam Research Corp.:
2.75%, 03/15/20		60	59,436
2.80%, 06/15/21		35	34,610
NVIDIA Corp., 3.20%, 09/16/26		80	75,876
NXP BV(b):
4.13%, 06/01/21		200	197,500
3.88%, 09/01/22		230	220,800
4.88%, 03/01/24		45	45,198
QUALCOMM, Inc.:
2.60%, 01/30/23		75	72,174
2.90%, 05/20/24		50	47,610
3.45%, 05/20/25		65	62,539
4.80%, 05/20/45		56	53,340
4.30%, 05/20/47		95	84,374
Texas Instruments, Inc.:
2.25%, 05/01/23		30	28,829
4.15%, 05/15/48		25	24,946

			1,940,199

Software — 0.3%
Autodesk, Inc., 3.50%, 06/15/27		160	149,551
Microsoft Corp.:
3.50%, 02/12/35		69	65,854
3.45%, 08/08/36		175	164,825
3.70%, 08/08/46		210	201,177
Oracle Corp.:
2.50%, 10/15/22		10	9,732
2.40%, 09/15/23		30	28,789
3.40%, 07/08/24		70	69,861
2.65%, 07/15/26		30	27,803
3.25%, 11/15/27		41	39,544
3.90%, 05/15/35		62	59,348
4.00%, 07/15/46		74	69,048
4.00%, 11/15/47		15	13,976
VMware, Inc., 2.30%, 08/21/20		264	258,577

			1,158,085

Specialty Retail — 0.0%
Home Depot, Inc. (The):
3.90%, 12/06/28		20	20,485
5.88%, 12/16/36		45	54,065
3.50%, 09/15/56		20	16,817
Lowe’s Cos., Inc., 4.38%, 09/15/45		60	53,878

			145,245

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.:
2.70%, 05/13/22		80	79,109
3.00%, 02/09/24		138	136,284
2.85%, 05/11/24		205	200,006
4.50%, 02/23/36		30	31,548
3.85%, 05/04/43		100	94,698
3.45%, 02/09/45		29	25,679
4.65%, 02/23/46		78	82,566
Seagate HDD Cayman:
4.25%, 03/01/22		25	23,892
5.75%, 12/01/34		3	2,335

			676,117

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Thrifts & Mortgage Finance — 0.0%
Washington Mutual Escrow Bonds(e)(g):
0.00%, 11/06/09	USD	100	$—
0.00%, 09/29/17		400	—

			—

Tobacco — 0.1%
Altria Group, Inc.:
2.85%, 08/09/22		30	28,800
4.00%, 01/31/24		125	122,843
BAT Capital Corp.:
3.22%, 08/15/24		225	207,246
4.54%, 08/15/47		82	65,276
Reynolds American, Inc., 4.45%, 06/12/25		240	231,416

			655,581

Trading Companies & Distributors — 0.0%
Air Lease Corp., 2.63%, 07/01/22		70	66,353
GATX Corp., 2.60%, 03/30/20		67	66,349

			132,702

Wireless Telecommunication Services — 0.2%
Sprint Spectrum Co. LLC(b):
3.36%, 09/20/21		193	190,772
4.74%, 03/20/25		415	407,219
Vodafone Group plc:
3.75%, 01/16/24		241	237,537
4.13%, 05/30/25		55	54,334
5.25%, 05/30/48		130	122,049

			1,011,911

Total Corporate Bonds — 13.1% (Cost: $60,466,026)			59,207,281

Foreign Agency Obligations — 0.1%

Argentina — 0.0%
YPF SA, 8.75%, 04/04/24		47	44,180

France — 0.1%
Electricite de France SA, 4.50%, 09/21/28(b)		200	193,847

Total Foreign Agency Obligations — 0.1% (Cost: $250,948)			238,027

Foreign Government Obligations — 0.8%

Argentina — 0.1%
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	740	17,052
Republic of Argentina:
8.00%, 10/08/20	USD	58	54,244
6.88%, 04/22/21		187	169,002
5.63%, 01/26/22		82	69,188
4.63%, 01/11/23		30	23,662
8.75%, 05/07/24		56	51,213
6.88%, 01/11/48		83	57,581
7.13%, 06/28/2117		49	35,035

			476,977

Colombia — 0.1%
Republic of Colombia:
7.50%, 08/26/26	COP	476,000	154,279
3.88%, 04/25/27	USD	340	324,445
7.00%, 06/30/32	COP	344,000	104,294

			583,018

Security		Par (000)	Value

Egypt — 0.0%
Arab Republic of Egypt, 5.75%, 04/29/20	USD	100	$100,875

Hungary — 0.0%
Republic of Hungary, 5.38%, 03/25/24		140	149,238

Indonesia — 0.0%
Republic of Indonesia, 7.50%, 05/15/38	IDR	1,432,000	90,670

Mexico — 0.3%
United Mexican States:
4.15%, 03/28/27	USD	1,032	994,590
7.50%, 06/03/27	MXN	12	56,841
7.75%, 11/23/34		14	65,665
10.00%, 11/20/36		10	55,945
8.50%, 11/18/38		20	97,834
7.75%, 11/13/42		20	89,711

			1,360,586

Oman — 0.1%
Oman Sovereign Sukuk SAOC, 5.93%, 10/31/25(b)	USD	200	190,250

Panama — 0.1%
Republic of Panama, 3.75%, 03/16/25		200	198,450

Peru — 0.0%
Republic of Peru, 7.35%, 07/21/25		150	182,025

Philippines — 0.1%
Republic of the Philippines, 3.00%, 02/01/28		260	246,025

South Africa — 0.0%
Republic of South Africa, 8.75%, 02/28/48	ZAR	810	50,070

Uruguay — 0.0%
Oriental Republic of Uruguay, 4.38%, 10/27/27	USD	140	140,315

Total Foreign Government Obligations — 0.8% (Cost: $3,928,430)			3,768,499

		Shares

Investment Companies — 0.4%(v)
iShares Edge MSCI Multifactor USA ETF		12,018	334,822
iShares iBoxx $ High Yield Corporate Bond ETF		11,100	900,210
iShares J.P. Morgan USD Emerging Markets Bond ETF		5,333	554,152

Total Investment Companies — 0.4% (Cost: $1,852,128)			1,789,184

		Par (000)

Municipal Bonds — 2.8%
Adams & Weld Counties School District No. 27J, Series 2017, GO, 5.00%, 12/01/42	USD	20	22,805
Alamo Community College District;
Series 2017, GO, 5.00%, 08/15/35		20	23,181
Series 2017, GO, 5.00%, 08/15/36		20	23,066
Series 2017, GO, 5.00%, 08/15/37		20	22,984
Series 2017, GO, 5.00%, 08/15/38		20	22,886
American Municipal Power, Inc. (Combined Hydroelectric Project);
Series 2010B, RB, 7.83%, 02/15/41		20	29,310
Series 2009B, RB, 6.45%, 02/15/44		15	19,259
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 2.42%, 01/01/37(j)		40	38,089
Arizona State University, Series 2017B, RB, 5.00%, 07/01/43		10	11,353

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Bay Area Toll Authority;
Series 2010S-1, RB, 6.92%, 04/01/40	USD	80	$106,804
Series 2010S-1, RB, 7.04%, 04/01/50		110	156,287
Berks County Industrial Development Authority (Tower Health Project);
Series 2017, RB, 5.00%, 11/01/47		20	21,629
Series 2017, RB, 5.00%, 11/01/50		20	21,505
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47		90	85,387
Buena Park School District, Series 2018, GO, 5.00%, 08/01/47		10	11,373
California Health Facilities Financing Authority (Cedars- Sinai Medical Center);
Series 2016A, RB, 5.00%, 08/15/33		20	23,207
Series 2017A, RB, 5.00%, 08/15/47		20	21,949
California Infrastructure & Economic Development Bank;
Series 2017, RB, 5.00%, 05/15/47		10	11,368
Series 2017, RB, 5.00%, 05/15/52		10	11,308
California Municipal Finance Authority (LINXS APM Project), Series 2018A, RB, 5.00%, 12/31/47		20	21,715
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34		40	58,119
Canaveral Port Authority;
Series 2018A, RB, 5.00%, 06/01/45		30	32,479
Series 2018B, RB, 5.00%, 06/01/48		30	33,025
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		20	22,321
Central Texas Regional Mobility Authority;
Series 2015A, RB, 5.00%, 01/01/45		20	21,513
Series 2016, RB, 5.00%, 01/01/46		20	21,589
Chesapeake Bay Bridge & Tunnel District (Parallel Thimble Shoal Tunnel Project);
Series 2016, RB, 5.00%, 07/01/41		20	22,524
Series 2016, RB, 5.00%, 07/01/51		10	10,803
Chicago O’Hare International Airport, Series 2018C, RB, 4.47%, 01/01/49		120	121,741
City & County of Denver;
Series 2016A, RB, 5.00%, 08/01/44		40	44,810
Series 2018A-1, RB, 5.00%, 08/01/48		50	55,763
City & County of Denver Airport System;
Series 2017A, RB, 5.00%, 11/15/29		15	17,447
Series 2017A, RB, 5.00%, 11/15/30		15	17,332
City of Atlanta;
Series 2015, RB, 5.00%, 11/01/40		10	11,114
Series 2018A, RB, 5.00%, 11/01/41		30	34,247
Series 2018B, RB, 5.00%, 11/01/43		20	22,798
Series 2018B, RB, 5.00%, 11/01/47		20	22,732
City of Aurora;
Series 2016, RB, 5.00%, 08/01/41		50	56,407
Series 2016, RB, 5.00%, 08/01/46		60	67,602
City of Austin Water & Wastewater System, Series 2014, RB, 5.00%, 11/15/43		20	22,031
City of Cartersville, Series 2018, RB, 5.00%, 06/01/48		20	22,818
City of Colorado Springs Utilities System, Series 2017A-2, RB, 5.00%, 11/15/42		10	11,429
City of Columbia Waterworks & Sewer System;
Series 2018, RB, 5.00%, 02/01/42		20	22,935
Series 2018, RB, 5.00%, 02/01/48		20	22,833
City of Long Beach, Series 2017C, RB, 5.00%, 05/15/47		30	34,053
City of New York;
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/40		30	34,239
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/45		30	34,085

Security		Par (000)	Value

Municipal Bonds (continued)
City of Portland (Portland Building Project);
Series 2018B, GO, 5.00%, 06/15/37	USD	20	$23,522
Series 2018B, GO, 5.00%, 06/15/40		20	23,306
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		25	36,578
City of San Antonio Electric & Gas Systems;
Series 2010A, RB, 5.81%, 02/01/41		45	57,060
Series 2013, RB, 5.00%, 02/01/48(k)		15	16,179
Clark County School District;
Series 2018A, GO, 5.00%, 06/15/30		10	11,644
Series 2018A, GO, 5.00%, 06/15/31		30	34,771
Series 2018A, GO, 5.00%, 06/15/33		30	34,505
Series 2018A, GO, 5.00%, 06/15/34		30	34,216
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		10	10,505
Commonwealth Financing Authority;
Series 2018A, RB, 3.86%, 06/01/38		30	29,585
Series 2016A, RB, 4.14%, 06/01/38		30	30,316
Commonwealth of Massachusetts;
Series 2017F, GO, 5.00%, 11/01/42		30	34,148
Series 2018A, GO, 5.00%, 01/01/45		30	34,091
Series 2017F, GO, 5.00%, 11/01/45		20	22,683
Commonwealth of Massachusetts Transportation Fund (Rail Enhancement & Accelerated Bridge Programs), Series 2018A, RB, 5.00%, 06/01/48		40	45,636
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(g)(l)		235	126,312
Connecticut State Health & Educational Facilities Authority (Hartford Healthcare Corp.);
Series 2015F, RB, 5.00%, 07/01/45		30	31,877
Series 2015L, RB, 5.00%, 07/01/45		40	43,799
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		25	31,764
County of Anne Arundel, Series 2018, GO, 5.00%, 10/01/47		20	22,923
County of Clark;
Series 2018A, GO, 5.00%, 06/01/43		40	45,740
Series 2018A, GO, 5.00%, 05/01/48		100	113,481
County of Franklin;
Series 2018, RB, 5.00%, 06/01/43		20	23,028
Series 2018, RB, 5.00%, 06/01/48		40	45,880
County of King;
Series 2017, RB, 5.00%, 07/01/42		10	11,401
Series 2015A, RB, 5.00%, 07/01/47		20	22,064
County of Miami-Dade;
Series 2016B, RB, 2.50%, 10/01/24		50	48,368
Series 2017D, RB, 3.35%, 10/01/29		10	9,551
Series 2017D, RB, 3.45%, 10/01/30		15	14,337
Series 2017D, RB, 3.50%, 10/01/31		15	14,285
Series 2018C, RB, 4.06%, 10/01/31		20	20,514
Series 2016A, GO, 5.00%, 07/01/35		20	22,782
Series 2015A, RB, 5.00%, 10/01/38		45	49,106
Series 2017B, RB, 5.00%, 10/01/40		20	22,163
Dallas Area Rapid Transit;
Series 2016A, RB, 5.00%, 12/01/41		30	33,521
Series 2016A, RB, 5.00%, 12/01/46		40	44,563
Denton Independent School District, Series 2018, GO, 5.00%, 08/15/43		30	34,062
District of Columbia, Series 2017D, GO, 5.00%, 06/01/42		25	28,354
District of Columbia Water & Sewer Authority, Series 2018B, RB, 5.00%, 10/01/49		20	22,706
DuBois Hospital Authority (Penn Highlands Healthcare), Series 2018, RB, 5.00%, 07/15/43		20	21,965

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46	USD	50	$54,631
Florida Department of Management Services;
Series 2018A, 5.00%, 11/01/27		30	36,224
Series 2018A, 5.00%, 11/01/28		30	36,615
Series 2018A, 5.00%, 11/01/29		20	24,674
Grand Parkway Transportation Corp. (Grand Parkway Project), Series 2018A, RB, 5.00%, 10/01/43		70	79,292
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		15	15,772
Great Lakes Water Authority Water Supply System, Series 2016C, RB, 5.25%, 07/01/33		5	5,797
Health & Educational Facilities Authority of the State of Missouri (Saint Luke’s Health System, Inc.);
Series 2016, RB, 5.00%, 11/15/29		15	17,033
Series 2016A, RB, 3.65%, 01/15/46		15	14,451
Series 2017A, RB, 3.65%, 08/15/57		60	56,646
Houston Independent School District, Series 2018, GO, 5.00%, 07/15/36		20	23,403
Idaho Health Facilities Authority (Trinity Health Credit Group), Series 2017A, RB, 5.00%, 12/01/47		20	22,263
Indiana Finance Authority (CWA Authority Project);
Series 2018A, RB, 5.00%, 02/01/35		20	23,610
Series 2015A, RB, 5.00%, 10/01/45		40	43,617
Indiana Housing & Community Development Authority, Series 2018A, RB, 3.80%, 07/01/38		10	10,038
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.), Series 2015A, RB, 5.25%, 06/01/50		10	10,470
Kentucky Turnpike Authority (Revitalization Projects), Series 2010A, RB, 5.00%, 07/01/20		20	20,900
Las Vegas Convention & Visitors Authority, Series 2018B, RB, 5.00%, 07/01/43		30	33,557
Las Vegas Valley Water District, Series 2016A, GO, 5.00%, 06/01/46		10	11,144
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		20	21,429
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		95	130,532
Los Angeles County Metropolitan Transportation Authority, Series 2017A, RB, 5.00%, 07/01/42		40	45,927
Los Angeles Department of Water & Power System (Water System Revenue Bonds);
Series 2010D, RB, 6.57%, 07/01/45		20	27,733
Series 2010A, RB, 6.60%, 07/01/50		60	84,680
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		60	77,215
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		20	21,789
Maryland Community Development Administration, Series 2018A, RB, 3.85%, 09/01/33		20	20,354
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program), Series 2016, RB, 5.00%, 05/01/41		20	22,293
Massachusetts Bay Transportation Authority;
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39		10	11,361
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40		10	11,337
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/41		20	22,643
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/42		20	22,627
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/43		10	11,298

Security		Par (000)	Value

Municipal Bonds (continued)
Massachusetts Development Finance Agency (Partners Healthcare System Issue);
Series 2018J-2, RB, 5.00%, 07/01/43	USD	30	$32,747
Series 2017, RB, 5.00%, 09/01/45		10	11,191
Series 2016Q, RB, 5.00%, 07/01/47		20	21,990
Series 2018J-2, RB, 5.00%, 07/01/48		60	65,245
Series 2018J-2, RB, 5.00%, 07/01/53		30	32,301
Massachusetts Housing Finance Agency;
Series 2014B, RB, 4.50%, 12/01/39		10	10,338
Series 2014B, RB, 4.60%, 12/01/44		10	10,328
Series 2015A, RB, 4.50%, 12/01/48		10	10,330
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43		20	22,046
Massachusetts School Building Authority, Series 2018A, RB, 5.25%, 02/15/48		35	40,543
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40		10	11,260
Mesquite Independent School District, Series 2017B, GO, 5.00%, 08/15/42		20	22,401
Metropolitan Atlanta Rapid Transit Authority;
Series 2015A, RB, 5.00%, 07/01/41		20	22,232
Series 2015A, RB, 5.00%, 07/01/42		20	22,220
Series 2015B, RB, 5.00%, 07/01/45		20	22,453
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center);
Series 2016A, RB, 5.00%, 07/01/40		10	10,790
Series 2016A, RB, 5.00%, 07/01/46		30	32,227
Metropolitan St. Louis Sewer District;
Series 2017A, RB, 5.00%, 05/01/42		30	34,178
Series 2017A, RB, 5.00%, 05/01/47		30	33,942
Metropolitan Transportation Authority;
Series 2009C, RB, 7.34%, 11/15/39		170	241,320
Series 2010C-1, RB, 6.69%, 11/15/40		30	38,681
Series 2017A, RB, 5.00%, 11/15/42		30	33,959
Series 2015A, Sub-Series 2015A-1, RB, 5.00%, 11/15/45		10	10,831
Series 2017A, Sub-Series A-1, RB, 5.25%, 11/15/57		40	44,334
Metropolitan Washington Airports Authority;
Series 2016A, RB, 5.00%, 10/01/32		40	45,342
Series 2018A, RB, 5.00%, 10/01/43		40	44,671
Metropolitan Washington Airports Authority Dulles Toll Road (Dulles Metrorail and Capital Improvement Project), Series 2009D, RB, 7.46%, 10/01/46		30	43,092
Miami-Dade County Educational Facilities Authority (University of Miami Issue);
Series 2018A, RB, 5.00%, 04/01/48		20	22,251
Series 2015B, RB, 5.07%, 04/01/50		30	33,765
Series 2018A, RB, 5.00%, 04/01/53		40	44,104
Michigan Finance Authority (Henry Ford Health System);
Series 2016, RB, 5.00%, 11/15/41		20	21,547
Series 2017A-MI, RB, 5.00%, 12/01/47		80	85,404
Michigan State Housing Development Authority;
Series 2018B, RB, 3.55%, 10/01/33		10	10,014
Series 2018A, RB, 4.00%, 10/01/43		10	9,937
Series 2018A, RB, 4.05%, 10/01/48		10	9,931
Series 2018A, RB, 4.15%, 10/01/53		30	29,998
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.), Series 2016A, RB, 5.00%, 09/01/46		30	31,921
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project), Series 2010A, RB, 6.64%, 04/01/57		45	47,576

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Project), Series 2017A, RB, 5.00%, 08/15/47	USD	20	$22,246
New Jersey Transportation Trust Fund Authority, Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		20	22,201
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		66	92,994
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		20	21,498
New York City Housing Development Corp.;
Series 2018C-1-A, RB, 3.70%, 11/01/38		10	9,944
Series 2018C-1-B, RB, 3.85%, 11/01/43		40	39,935
Series 2018C-1-A, RB, 4.00%, 11/01/53		40	39,775
New York City Transitional Finance Authority Building Aid, Series 2015S-2, RB, 5.00%, 07/15/40		20	22,194
New York City Transitional Finance Authority Future Tax Secured;
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		65	65,691
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		70	67,355
Series 2017B, RB, 5.00%, 08/01/31		10	11,544
Series 2016E, Sub-Series E-1, RB, 5.00%, 02/01/35		20	22,629
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36		20	22,627
New York City Water & Sewer System;
Series 2018FF, RB, 5.00%, 06/15/39		50	57,509
Series 2018FF, RB, 5.00%, 06/15/40		30	34,400
Series 2010AA, RB, 5.75%, 06/15/41		35	43,771
Series 2011EE, RB, 5.38%, 06/15/43		215	228,085
Series 2011AA, RB, 5.44%, 06/15/43		25	30,298
Series 2011EE, RB, 5.50%, 06/15/43		255	271,679
Series 2011CC, RB, 5.88%, 06/15/44		50	64,113
Series 2017DD, RB, 5.00%, 06/15/47		65	72,961
New York Convention Center Development Corp.;
Series 2015, RB, 5.00%, 11/15/40		20	22,294
Series 2016A, RB, 5.00%, 11/15/46		40	44,794
New York State Dormitory Authority;
Series 2016A, RB, 5.00%, 02/15/31		10	11,581
Series 2015B, RB, 5.00%, 03/15/32		30	34,281
Series 2017B, RB, 5.00%, 02/15/36		30	34,476
Series 2017B, RB, 5.00%, 02/15/37		20	22,902
Series 2017B, RB, 5.00%, 02/15/38		20	22,821
Series 2018B, RB, 5.00%, 10/01/38		40	46,873
Series 2017B, RB, 5.00%, 02/15/39		20	22,756
Series 2018A, RB, 5.00%, 03/15/39		40	45,903
Series 2017B, RB, 5.00%, 02/15/40		30	34,086
Series 2010H, RB, 5.39%, 03/15/40		50	58,568
Series 2017B, RB, 5.00%, 02/15/41		30	34,013
Series 2018A, RB, 5.00%, 03/15/41		20	22,848
Series 2017B, RB, 5.00%, 02/15/42		40	45,319
Series 2018A, RB, 5.00%, 03/15/42		20	22,831
Series 2017B, RB, 5.00%, 02/15/43		20	22,643
Series 2017A, RB, 5.00%, 03/15/43		20	22,547
Series 2018A, RB, 5.00%, 03/15/43		20	22,814
Series 2018E, RB, 5.00%, 03/15/48		130	148,559
Series 2018A, RB, 5.00%, 10/01/48		10	13,159
New York State Urban Development Corp.;
Series 2017B, RB, 2.86%, 03/15/24		80	79,352
Series 2017B, RB, 3.12%, 03/15/25		40	39,672
Series 2017D, RB, 3.32%, 03/15/29		55	53,687
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment Project);
Series 2016A, RB, 5.00%, 07/01/46		20	21,028
Series 2016A, RB, 5.25%, 01/01/50		130	138,142

Security		Par (000)	Value

Municipal Bonds (continued)
North Carolina Turnpike Authority, Series 2018, RB, 5.00%, 01/01/35	USD	20	$22,893
Ohio Turnpike & Infrastructure Commission, Series 2013A, RB, 5.00%, 02/15/48		20	21,433
Omaha Public Power District, Series 2017A, RB, 5.00%, 02/01/42		30	34,132
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		75	99,274
Oregon School Boards Association;
Series 2002B, GO, 5.49%, 06/30/23		65	72,399
Series 2005A, GO, 4.76%, 06/30/28		80	86,346
Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement Project (The));
Series 2015, RB, 5.00%, 06/30/23		100	108,609
Series 2015, RB, 5.00%, 12/31/38		25	26,789
Pennsylvania State University;
Series 2018, RB, 5.00%, 09/01/43		20	23,025
Series 2018, RB, 5.00%, 09/01/48		20	22,935
Pennsylvania Turnpike Commission;
Series 2018B, RB, 5.00%, 12/01/43		40	44,421
Series 2016A-1, RB, 5.00%, 12/01/46		20	21,739
Series 2018A, RB, 5.00%, 12/01/48		150	168,435
Port Authority of New York & New Jersey;
Series 181, RB, 4.96%, 08/01/46		30	34,442
Series 180-1, RB, 5.00%, 11/15/47		10	11,094
Series 174, RB, 4.46%, 10/01/62		55	55,958
Series 192, RB, 4.81%, 10/15/65		15	16,288
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		10	10,962
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35		20	22,241
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		20	21,600
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 2.36%, 12/01/35(j)		20	19,425
Salt Lake City Corp.;
Series 2017A, RB, 5.00%, 07/01/47		35	38,532
Series 2017B, RB, 5.00%, 07/01/47		25	28,008
Salt River Project Agricultural Improvement & Power District;
Series 2017A, RB, 5.00%, 01/01/36		20	23,460
Series 2015A, RB, 5.00%, 12/01/45		90	99,926
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39		60	66,943
San Diego County Regional Airport Authority, Series 2017A, RB, 5.00%, 07/01/47		20	22,532
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		25	28,673
San Diego Unified School District, Series 2017I, GO, 5.00%, 07/01/41		30	34,567
San Francisco City & County Airport Comm-San Francisco International Airport;
Series 2016B, RB, 5.00%, 05/01/46		40	43,874
Series 2017A, RB, 5.00%, 05/01/47		20	22,120
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24		50	49,480
South Carolina Ports Authority, Series 2018, RB, 5.00%, 07/01/55		20	21,633
South Carolina Public Service Authority;
Series 2016D, RB, 2.39%, 12/01/23		51	48,395
Series 2014A, RB, 5.00%, 12/01/49		30	31,253
Series 2015A, RB, 5.00%, 12/01/50		30	31,421
State of Alabama, Series 2018A, GO, 5.00%, 11/01/38		30	35,129

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
State of California;
Series 2017, GO, 2.25%, 10/01/23	USD	90	$87,602
Series 2009, GO, 7.50%, 04/01/34		60	81,764
Series 2018, GO, 4.60%, 04/01/38		265	273,308
Series 2009, GO, 7.55%, 04/01/39		30	42,977
Series 2009, GO, 7.30%, 10/01/39		40	54,909
Series 2009, GO, 7.35%, 11/01/39		220	303,708
State of Connecticut, Series 2017A, GO, 3.31%, 01/15/26		65	63,719
State of Illinois;
Series 2018A, GO, 5.00%, 05/01/20		20	20,534
Series 2017D, GO, 5.00%, 11/01/22		20	21,094
Series 2017D, GO, 5.00%, 11/01/24		60	64,020
Series 2017A, GO, 5.00%, 12/01/24		10	10,673
Series 2017D, GO, 5.00%, 11/01/25		160	171,046
Series 2003, GO, 5.10%, 06/01/33		175	166,850
State of Minnesota;
Series 2018A, GO, 5.00%, 08/01/31		10	12,089
Series 2018A, GO, 5.00%, 08/01/32		10	12,032
Series 2018A, GO, 5.00%, 08/01/33		10	11,986
Series 2018A, GO, 5.00%, 08/01/34		10	11,930
Series 2018A, GO, 5.00%, 08/01/35		20	23,766
State of Mississippi, Series 2018A, GO, 5.00%, 11/01/35		10	11,483
State of Ohio;
Series 2017A, GO, 5.00%, 03/15/32		40	44,826
Series 2017A, GO, 5.00%, 05/01/34		20	22,671
Series 2017A, GO, 5.00%, 05/01/35		20	22,621
Series 2017A, GO, 5.00%, 05/01/36		40	45,118
Series 2017A, GO, 5.00%, 05/01/37		30	33,746
State of Texas;
Series 2016, GO, 5.00%, 04/01/40		20	22,586
Series 2016, GO, 5.00%, 04/01/43		30	33,692
State of Washington;
Series R-2015C, GO, 5.00%, 07/01/30		60	68,159
Series R-2017A, GO, 5.00%, 08/01/30		20	23,342
Series 2016A-1, GO, 5.00%, 08/01/40		40	44,666
Series 2018B, GO, 5.00%, 08/01/40		20	22,794
Series 2017D, GO, 5.00%, 02/01/41		30	33,930
Series 2018B, GO, 5.00%, 08/01/41		20	22,762
Series 2018B, GO, 5.00%, 08/01/42		20	22,746
State of West Virginia;
Series 2018B, GO, 5.00%, 06/01/40		30	34,410
Series 2018B, GO, 5.00%, 12/01/40		30	34,410
Series 2018B, GO, 5.00%, 12/01/41		30	34,358
State of Wisconsin;
Series 2017C, RB, 3.15%, 05/01/27		50	49,298
Series 2017B, GO, 5.00%, 05/01/32		10	11,423
Series 2017B, GO, 5.00%, 05/01/33		10	11,398
Series 2017-3, GO, 5.00%, 11/01/33		20	23,426
Series 2017B, GO, 5.00%, 05/01/34		20	22,771
Series 2017B, GO, 5.00%, 05/01/36		20	22,671
Series 2017B, GO, 5.00%, 05/01/38		20	22,461
Tennessee Housing Development Agency (Residential Finance Program);
Series 2018-3, RB, 3.75%, 07/01/38		10	10,000
Series 2018-3, RB, 3.85%, 07/01/43		10	9,953
Series 2018-3, RB, 3.95%, 01/01/49		5	5,000
Texas A&M University;
Series 2017B, RB, 2.76%, 05/15/26		75	72,576
Series 2017B, RB, 2.84%, 05/15/27		30	28,862
Texas Municipal Gas Acquisition & Supply Corp., Series 2008D, RB, 6.25%, 12/15/26		10	11,426

Security		Par (000)	Value

Municipal Bonds (continued)
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC Share 288 Toll Lanes Project), Series 2016, RB, 5.00%, 12/31/55	USD	25	$26,217
Texas Water Development Board;
Series 2018B, RB, 5.00%, 10/15/38		40	46,590
Series 2018A, RB, 5.00%, 10/15/43		30	34,332
Series 2017A, RB, 5.00%, 10/15/47		10	11,352
Series 2018B, RB, 5.00%, 04/15/49		240	275,162
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		55	53,885
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		20	20,636
University of California;
Series 2017AX, RB, 3.06%, 07/01/25		25	24,673
Series 2013AJ, RB, 4.60%, 05/15/31		30	32,210
Series 2012AD, RB, 4.86%, 05/15/2112		50	52,486
University of California Medical Centre;
Series 2016L, RB, 5.00%, 05/15/47		20	22,248
Series 2009F, RB, 6.58%, 05/15/49		75	99,203
University of Houston;
Series 2017A, RB, 5.00%, 02/15/33		20	22,793
Series 2017A, RB, 5.00%, 02/15/34		20	22,710
Series 2017A, RB, 5.00%, 02/15/35		40	45,255
Series 2017A, RB, 5.00%, 02/15/36		50	56,364
University of Oregon, Series 2016A, RB, 5.00%, 04/01/46		20	22,379
University of Texas, Series 2017A, RB, 3.38%, 07/01/47		25	22,645
Upper Arlington City School District, Series 2018A, GO, 5.00%, 12/01/48		30	34,132
Virginia Small Business Financing Authority (Transform 66 P3 Project);
Series 2017, RB, 5.00%, 12/31/52		30	31,942
Series 2017, RB, 5.00%, 12/31/56		30	31,831
Washington Metropolitan Area Transit Authority, Series 2017B, RB, 5.00%, 07/01/36		10	11,506
Washington State Convention Center Public Facilities District, Series 2018, RB, 5.00%, 07/01/58		90	99,523
Weld County School District No. 4, Series 2016, GO, 5.25%, 12/01/41		20	23,072
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2016A, RB, 5.00%, 06/01/19		20	20,256
Series 2016A, RB, 5.00%, 06/01/20		20	20,793
Series 2016A, RB, 5.00%, 06/01/21		20	21,298
Series 2016A, RB, 5.00%, 06/01/22		20	21,789
Series 2016A, RB, 5.00%, 06/01/23		20	22,217
Series 2016A, RB, 5.00%, 06/01/24		20	22,591
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc.), Series 2015, RB, 5.00%, 12/15/44		10	10,672

Total Municipal Bonds — 2.8% (Cost: $12,879,381)			12,874,478

Non-Agency Mortgage-Backed Securities — 2.2%

Collateralized Mortgage Obligations — 0.9%
Ajax Mortgage Loan Trust(e):
Series 2018-B, Class A, 3.75%, 02/26/57		177	170,712
Series 2018-D, Class A, 3.75%, 08/25/58(b)(c)		165	162,078
Alternative Loan Trust:
Series 2005-22T1, Class A1, 2.86%, 06/25/35(c)		67	59,398
Series 2005-72, Class A3, 3.11%, 01/25/36(c)		26	22,255
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		27	21,011
Series 2006-OA21, Class A1, 2.66%, 03/20/47(c)		1,000	838,390
Series 2006-OA9, Class 2A1B, 2.67%, 07/20/46(c)		145	109,851

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2006-OC10, Class 2A3, 2.74%, 11/25/36(c)	USD	25	$19,016
Series 2007-OA3, Class 1A1, 2.65%, 04/25/47(c)		41	38,629
Series 2007-OA3, Class 2A2, 2.69%, 04/25/47(c)		61	9,510
Series 2007-OA8, Class 2A1, 2.69%, 06/25/47(c)		28	21,448
Series 2007-OH2, Class A2A, 2.75%, 08/25/47(c)		15	11,512
American Home Mortgage Assets Trust, Series 2006-3, Class 2A11, 3.10%, 10/25/46(c)		71	61,736
APS Resecuritization Trust(b)(c):
Series 2016-1, Class 1MZ, 4.71%, 07/31/57		118	35,555
Series 2016-3, Class 3A, 5.36%, 09/27/46(e)		116	115,944
Series 2016-3, Class 4A, 5.11%, 04/27/47(e)		54	52,283
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 05/01/33(b)(c)(e)		163	167,095
Bear Stearns Mortgage Funding Trust, Series 2006-SL1, Class A1, 2.79%, 08/25/36(c)		58	57,477
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		407	300,594
CHL Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 3.12%, 04/25/46(c)		67	33,775
Series 2007-15, Class 2A2, 6.50%, 09/25/37		107	79,024
Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38		46	38,496
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)		109	62,528
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 3.86%, 11/25/35(c)		21	7,454
CSMC Mortgage-Backed Trust, Series 2007-5, Class 1A11, 7.00%, 08/25/37(c)		30	24,825
CSMC Trust, Series 2009-5R, Class 4A4, 3.80%, 06/25/36(b)(c)		29	26,299
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 2.68%, 08/25/47(c)		163	111,153
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, 2.82%, 01/27/37(b)(c)(e)		6	6,229
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 4.16%, 03/25/36(c)		10	9,545
IndyMac INDX Mortgage Loan Trust, Series 2007-AR19, Class 3A1, 3.74%, 09/25/37(c)		39	26,864
JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A4, 2.72%, 03/25/37(c)		58	53,302
JPMorgan Mortgage Trust, Series 2017-3, Class 1A6, 3.00%, 08/25/47(b)(c)		303	293,237
LSTAR Securities Investment Ltd., Series 2018-1, Class A, 3.89%, 02/01/23(b)(c)		98	98,483
MCM Capital Partners I LP, 4.00%, 06/01/57(e)		484	475,769
MCM Trust, Series 2018-NPL2, Class A, 4.00%, 10/25/28(b)(e)		200	197,400
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 2.93%, 06/25/37(c)		8	6,780
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class M2, 4.75%, 07/25/56(c)		30	28,951
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.79%, 04/25/36(c)		16	12,848
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 2.70%, 06/25/36(c)(e)		21	17,802
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36		87	77,729
Series 2006-4, Class 3A5, 6.35%, 05/25/36(d)		82	69,738

			4,032,725

Commercial Mortgage-Backed Securities — 1.2%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.57%, 09/15/34(b)(c)		100	97,987

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class D, 4.16%, 09/15/34(b)(c)	USD	100	$99,741
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(c)		7	6,787
BANK, Series 2018-BN13, Class A5, 4.22%, 08/15/61		20	20,705
Bayview Commercial Asset Trust(b)(c):
Series 2005-4A, Class A1, 2.81%, 01/25/36		29	27,813
Series 2005-4A, Class M1, 2.96%, 01/25/36		22	20,975
Series 2006-1A, Class A2, 2.87%, 04/25/36		14	13,361
Series 2006-3A, Class A1, 2.76%, 10/25/36		21	20,140
Series 2006-3A, Class A2, 2.81%, 10/25/36		21	20,191
Series 2006-4A, Class A1, 2.74%, 12/25/36		252	242,722
BBCMS Mortgage Trust, Series 2018-TALL, Class A, 3.18%, 03/15/37(b)(c)		15	14,736
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		100	98,253
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.46%, 01/12/45(c)		15	14,685
Benchmark Mortgage Trust:
Series 2018-B5, Class A4, 4.21%, 07/15/51		20	20,772
Series 2018-B7, Class A4, 4.51%, 11/15/51		39	41,475
BHMS, Series 2018-ATLS, Class A, 3.71%, 07/15/35(b)(c)		100	99,506
BWAY Mortgage Trust, Series 2013-1515, Class C, 3.45%, 03/10/33(b)		100	97,571
BX Commercial Mortgage Trust, Series 2018-IND, Class H, 5.46%, 11/15/35(b)(c)		220	217,339
BXP Trust(b)(c):
Series 2017-CC, Class D, 3.55%, 08/13/37		25	23,314
Series 2017-CC, Class E, 3.55%, 08/13/37		40	35,857
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)(c)		10	10,217
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50		12	11,883
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		185	190,086
Series 2017-CD3, Class A4, 3.63%, 02/10/50		10	10,014
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		10	10,125
CGDBB Commercial Mortgage Trust(b)(c):
Series 2017-BIOC, Class A, 3.25%, 07/15/32		100	99,065
Series 2017-BIOC, Class D, 4.06%, 07/15/32		100	98,379
Series 2017-BIOC, Class E, 4.61%, 07/15/32		100	98,431
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class C, 4.95%, 05/10/49(c)		30	30,205
CLNS Trust, Series 2017-IKPR, Class E, 5.90%, 06/11/32(b)(c)		50	49,604
Commercial Mortgage Trust:
Series 2014-CR16, Class A4, 4.05%, 04/10/47		87	89,774
Series 2014-CR17, Class A5, 3.98%, 05/10/47		43	44,257
Series 2014-CR18, Class A4, 3.55%, 07/15/47		10	10,062
Series 2014-CR19, Class A5, 3.80%, 08/10/47		30	30,595
Series 2014-LC15, Class A4, 4.01%, 04/10/47		20	20,596
Series 2014-PAT, Class A, 3.19%, 08/13/27(b)(c)		100	99,913
Series 2014-TWC, Class B, 3.99%, 02/13/32(b)(c)		100	99,556
Series 2014-UBS4, Class C, 4.62%, 08/10/47(c)		20	19,831
Series 2015-CR23, Class C, 4.25%, 05/10/48(c)		10	9,751
Series 2015-CR23, Class CMD, 3.68%, 05/10/48(b)(c)		110	108,663
Series 2015-CR25, Class A4, 3.76%, 08/10/48		40	40,550
Series 2015-CR25, Class C, 4.54%, 08/10/48(c)		60	58,614
Series 2015-LC19, Class A4, 3.18%, 02/10/48		23	22,684
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		100	79,271
Core Industrial Trust, Series 2015-TEXW, Class F, 3.85%, 02/10/34(b)(c)		100	97,205

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CSMC Trust(b):
Series 2015-GLPB, Class A, 3.64%, 11/15/34	USD	100	$101,882
Series 2018-RPL8, Class A1, 4.07%, 07/25/58		161	160,567
DBUBS Mortgage Trust(b):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		40	39,725
Series 2017-BRBK, Class E, 3.53%, 10/10/34(c)		170	159,862
Series 2017-BRBK, Class F, 3.53%, 10/10/34(c)(e)		40	35,505
GPMT Ltd., Series 2018-FL1, Class A, 3.38%, 11/21/35(b)(c)		100	99,115
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27(b)(c)		350	346,171
GS Mortgage Securities Corp. Trust(b)(c):
Series 2017-500K, Class D, 3.76%, 07/15/32		10	9,890
Series 2017-500K, Class E, 3.96%, 07/15/32		20	19,689
Series 2017-500K, Class F, 4.26%, 07/15/32		10	9,846
GS Mortgage Securities Trust:
Series 2014-GC24, Class A5, 3.93%, 09/10/47		20	20,495
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		10	8,372
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		100	97,947
IMT Trust, Series 2017-APTS, Class AFX, 3.48%, 06/15/34(b)		100	100,529
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		30	30,463
Series 2014-C22, Class A4, 3.80%, 09/15/47		10	10,165
JPMorgan Chase Commercial Mortgage Securities Trust(b):
Series 2015-UES, Class D, 3.62%, 09/05/32(c)		110	108,840
Series 2016-NINE, Class A, 2.85%, 10/06/38(c)		100	94,994
Series 2018-WPT, Class FFX, 5.54%, 07/05/33		10	9,773
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 2.76%, 03/25/37(b)(c)		23	22,171
MAD Mortgage Trust, Series 2017-330M, Class E, 4.03%, 08/15/34(b)(c)		100	96,141
Madison Avenue Trust, Series 2013-650M, Class D, 4.03%, 10/12/32(b)(c)		120	120,290
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		70	71,550
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		26	22,096
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		10	7,628
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.25%, 10/15/42(c)		100	103,019
Series 2006-T21, Class AJ, 5.24%, 10/12/52(c)		2	2,383
Series 2007-T27, Class AJ, 5.95%, 06/11/42(c)		40	42,167
Series 2017-CLS, Class F, 5.06%, 11/15/34(b)(c)		84	82,581
Series 2017-H1, Class A5, 3.53%, 06/15/50		68	66,840
Series 2018-H3, Class A5, 4.18%, 07/15/51		20	20,626
Resource Capital Corp. Ltd.(b)(c):
Series 2017-CRE5, Class A, 3.26%, 07/15/34		16	15,663
Series 2017-CRE5, Class B, 4.46%, 07/15/34		19	18,870
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.81%, 06/15/29(b)(c)		100	99,805
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48		27	25,530
Series 2015-C31, Class A4, 3.70%, 11/15/48		30	30,267
Series 2015-P2, Class A4, 3.81%, 12/15/48		30	30,638
Series 2017-C38, Class A5, 3.45%, 07/15/50		20	19,613
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(c)		25	19,968
Series 2017-HSDB, Class A, 3.28%, 12/13/31(b)(c)		100	99,526
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A5, 3.68%, 08/15/47		30	30,444
Series 2014-C22, Class C, 3.76%, 09/15/57(c)		120	113,700

			5,298,607

Security		Par (000)	Value

Interest Only Collateralized Mortgage Obligations — 0.0%
Banc of America Funding Trust, Series 2014-R2, Class 1C, 0.00%, 11/26/36(b)(c)	USD	64	$12,778

Interest Only Commercial Mortgage-Backed Securities — 0.1%(c)
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.63%, 02/15/50		1,000	43,430
BBCMS Trust, Series 2015-SRCH, Class XA, 0.96%, 08/10/35(b)		1,000	63,680
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36(b)		4,250	140,952
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.73%, 05/10/58		125	11,763
Series 2016-C4, Class XB, 0.73%, 05/10/58(e)		120	5,820
Commercial Mortgage Trust, Series 2015-3BP, Class XA, 0.06%, 02/10/35(b)		2,522	13,947
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.77%, 02/10/34(b)		992	20,274
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		1,800	88,135
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.11%, 03/10/50(b)		890	41,896
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.19%, 12/15/47(b)		100	5,351
Morgan Stanley Capital I Trust, Series 2018-H4, Class XA, 0.87%, 12/15/51		210	13,806
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32		1,000	4,370
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(e)		200	2

			453,426

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(m)		40	2,763

Total Non-Agency Mortgage-Backed Securities — 2.2% (Cost: $9,733,813)			9,800,299

		Beneficial Interest (000)

Other Interests — 0.0%(e)(g)(l)(n)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.		620	—

Total Other Interests — 0.0%			—

		Par (000)

Preferred Securities — 0.1%

Capital Markets — 0.1%(h)(o)
Bank of New York Mellon Corp. (The), Series F, 4.62%		92	82,455
State Street Corp., Series H, 5.63%		140	132,300

			214,755

Consumer Finance — 0.0%
General Motors Financial Co., Inc., Series A, 5.75%(h)(o)		15	11,962

Entertainment — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(h)		80	81,000

Total Preferred Securities — 0.1% (Cost: $327,000)			307,717

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities — 18.3%

Collateralized Mortgage Obligations — 0.1%
Federal National Mortgage Association Variable Rate Notes(a):
Series 2017-C05, Class 1B1, (LIBOR USD 1 Month + 3.60%), 6.11%, 01/25/30	USD	131	$130,103
Series 2017-C07, Class 1B1, (LIBOR USD 1 Month + 4.00%), 6.51%, 05/25/30		50	50,136

			180,239

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp.:
Series K058, Class A2, 2.65%, 08/25/26		22	21,175
Series K064, Class A2, 3.22%, 03/25/27		27	26,938
Series K072, Class A2, 3.44%, 12/25/27		10	10,086
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(o)		30	29,951
Federal Home Loan Mortgage Corp. Variable Rate Notes(o):
Series K059, Class A2, 3.12%, 09/25/26		50	49,648
Series K061, Class A2, 3.35%, 11/25/26		20	20,132
Series K034, Class A2, 3.53%, 07/25/23		20	20,468
Series K085, Class A2, 4.06%, 10/25/28		100	105,313
Federal National Mortgage Association ACES Variable Rate Notes(o):
Series 2017-M7, Class A2, 2.96%, 02/25/27		81	78,806
Series 2018-M1, Class A2, 2.99%, 12/25/27		23	22,496
Series 2017-M8, Class A2, 3.06%, 05/25/27		14	13,707
Government National Mortgage Association:
Series 2016-158, Class VA, 2.00%, 03/16/35(e)		91	81,630
Series 2015-97, Class VA, 2.25%, 12/16/38		17	15,731

			496,081

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Variable Rate Notes(o):
Series K718, Class X1, 0.62%, 01/25/22		185	2,957
Series KW03, Class X1, 0.85%, 06/25/27		114	6,141
Government National Mortgage Association:
Series 2014-52, Class AI, 0.83%, 08/16/41		148	3,096
Series 2014-40, Class AI, 1.00%, 02/16/39		109	1,373
Government National Mortgage Association Variable Rate Notes:
Series 2013-63, 0.79%, 09/16/51(o)		853	44,849
Series 2017-100, 0.81%, 05/16/59(o)		127	8,608
Series 2016-26, 0.96%, 02/16/58(o)		230	15,867
Series 2016-34, 0.99%, 01/16/58(o)		137	10,500
Series 2016-87, 1.00%, 08/16/58(o)		183	13,734
Series 2016-110, 1.03%, 05/16/58(o)		116	8,599
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.19%, 02/16/58(a)		114	10,322

			126,046

Mortgage-Backed Securities — 18.1%
Federal Home Loan Mortgage Corp.:
2.50%, 01/01/29 - 04/01/31		437	428,204
2.50%, 01/15/34(p)		507	494,860
3.00%, 09/01/27 - 12/01/46		1,474	1,453,555
3.00%, 01/15/34 - 01/15/49(p)		2,507	2,455,051
3.50%, 04/01/31 - 01/01/48		3,124	3,146,408
3.50%, 01/15/34 - 01/15/49(p)		979	978,926
4.00%, 01/15/34 - 01/15/49(p)		2,059	2,099,491
4.00%, 08/01/40 - 08/01/47		1,105	1,134,800
4.50%, 02/01/39 - 08/01/48		1,084	1,134,277
4.50%, 01/15/49(p)		199	205,983
5.00%, 10/01/41 - 11/01/41		274	290,171
5.00%, 01/15/49(p)		63	65,976
5.50%, 06/01/41		108	116,087
6.00%, 01/01/34		58	61,919

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32	USD	250	$239,202
2.50%, 09/01/27 - 02/01/33		1,256	1,229,009
2.50%, 01/25/34(p)		129	125,881
3.00%, 04/01/29 - 03/01/47		4,693	4,634,736
3.00%, 01/25/34 - 01/25/49(p)		2,355	2,311,134
3.50%, 04/01/29 - 01/01/48		6,085	6,126,259
3.50%, 01/25/49(p)		1,753	1,753,022
4.00%, 09/01/25 - 08/01/48		8,167	8,394,355
4.00%, 01/25/49(p)		1,235	1,258,928
4.50%, 02/01/25 - 07/01/48		2,323	2,429,993
4.50%, 01/25/49 - 02/25/49(p)		8,710	9,014,884
5.00%, 09/01/35 - 06/01/45		336	354,549
5.00%, 01/25/49(p)		4,364	4,570,949
5.50%, 02/01/35 - 04/01/41		672	720,709
6.00%, 12/01/27 - 06/01/41		393	428,708
6.50%, 05/01/40		112	126,590
Government National Mortgage Association:
3.00%, 02/15/45 - 12/20/46		2,497	2,464,487
3.00%, 01/15/49(p)		674	663,719
3.50%, 01/15/42 - 10/20/46		6,716	6,769,055
3.50%, 01/15/49(p)		1,510	1,519,320
4.00%, 04/20/39 - 03/15/41		374	385,900
4.00%, 01/15/49(p)		7,713	7,897,389
4.50%, 12/20/39 - 09/20/48		569	593,950
4.50%, 01/15/49(p)		3,025	3,130,107
5.00%, 12/15/38 - 07/20/42		176	186,098
5.00%, 01/15/49(p)		403	419,419
5.50%, 01/15/49(p)		295	312,942
7.50%, 03/15/32		3	3,324

			82,130,326

Total U.S. Government Sponsored Agency Securities — 18.3% (Cost: $82,954,513)			82,932,692

U.S. Treasury Obligations — 4.9%
U.S. Treasury Bonds:
4.25%, 05/15/39		112	135,113
4.50%, 08/15/39		109	135,833
4.38%, 11/15/39		109	133,636
3.13%, 02/15/43		425	433,517
2.88%, 05/15/43 - 11/15/46		549	535,483
3.63%, 08/15/43		406	449,407
3.75%, 11/15/43(q)		431	486,777
3.00%, 02/15/47		77	76,783
3.00%, 08/15/48(q)		1,669	1,661,111
3.38%, 11/15/48		20	21,388
U.S. Treasury Notes:
1.25%, 08/31/19		1,090	1,080,164
1.00%, 10/15/19		1,090	1,076,247
1.63%, 06/30/20 - 10/31/23		1,821	1,783,690
2.63%, 08/31/20 - 12/31/23		1,765	1,769,151
2.63%, 05/15/21(q)		1,278	1,282,094
1.13%, 06/30/21		658	636,846
2.25%, 07/31/21 - 02/15/27		2,076	2,045,162
2.13%, 09/30/21		253	250,599
1.88%, 04/30/22		763	748,396
2.75%, 08/31/23 - 08/31/25		1,875	1,895,269
2.00%, 04/30/24 - 11/15/26		2,031	1,965,788
3.00%, 10/31/25		3,570	3,662,457

Total U.S. Treasury Obligations — 4.9% (Cost: $22,208,625)			22,264,911

Total Long-Term Investments — 106.5% (Cost: $499,755,381)			482,305,823

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Short-Term Securities — 4.7%

Borrowed Bond Agreements — 0.9%(r)
BNP Paribas SA, 2.85%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 141,936, collateralized by U.S. Treasury Notes, 2.75%, due at 09/15/21, par and fair value of USD 140,000 and $140,974, respectively)	USD	142	$141,925
BNP Paribas SA, 2.85%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 173,201, collateralized by U.S. Treasury Notes, 2.88%, due at 10/31/23, par and fair value of USD 170,000 and $172,829, respectively)		173	173,187
Deutsche Bank Securities, Inc., 2.75%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 2,137,188, collateralized by U.S. Treasury Notes, 2.88%, due at 08/15/28, par and fair value of USD 2,090,000 and $2,122,329, respectively)		2,137	2,137,025
Deutsche Bank Securities, Inc., 2.75%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 294,010, collateralized by U.S. Treasury Notes, 2.88%, due at 11/15/21, par and fair value of USD 290,000 and $293,229, respectively)		294	293,988
Merrill Lynch, Pierce, Fenner & Smith Inc., 2.50%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 591,416, collateralized by U.S. Treasury Notes, 3.13%, due at 11/15/28, par and fair value of USD 570,000 and $591,241, respectively)		591	591,375
Merrill Lynch, Pierce, Fenner & Smith Inc., 2.95%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 71,318, collateralized by U.S. Treasury Bonds, 3.13%, due at 05/15/48, par and fair value of USD 70,000 and $71,329, respectively)		71	71,313
Merrill Lynch, Pierce, Fenner & Smith Inc., 2.98%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 503,704, collateralized by U.S. Treasury Notes, 2.88%, due at 11/30/23, par and fair value of USD 495,000 and $503,624, respectively)		504	503,662

Total Borrowed Bond Agreements — 0.9% (Cost: $3,912,475)			3,912,475

Commercial Paper — 0.0%
General Motors Financial Co., Inc., 3.69%, 03/27/19(s)		250	248,104

Total Commercial Paper — 0.0% (Cost: $247,846)			248,104

Foreign Government Obligations — 1.3%

Egypt — 0.0%
Arab Republic of Egypt Treasury Bills(s):
18.65%, 03/05/19	EGP	1,100	59,543
19.90%, 08/27/19		500	24,737

			84,280

Japan — 1.3%
Government of Japan Treasury Bills, (0.29)%, 01/21/19(s)	JPY	614,950	5,610,983

Nigeria — 0.0%
Federal Republic of Nigeria Treasury Bills, 14.66%, 04/04/19(s)	NGN	5,998	16,060

Total Foreign Government Obligations — 1.3% (Cost: $5,585,547)			5,711,323

Security		Shares	Value

Money Market Funds — 2.5%(t)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(v)		5,808,467	$5,808,467
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.24%		33,063	33,063
SL Liquidity Series, LLC, Money Market Series, 2.57%(u)(v)		5,719,066	5,718,493

Total Money Market Funds — 2.5% (Cost: $11,560,284)			11,560,023

Total Short-Term Securities — 4.7% (Cost: $21,306,152)			21,431,925

Total Options Purchased — 0.0% (Cost: $301,878)			322,300

Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments — 111.2% (Cost: $521,363,411)			504,060,048

Total Options Written — 0.0% (Premium Received — $98,198)			(125,793)

	Par (000)

Borrowed Bonds — (0.8)%

U.S. Treasury Obligations — (0.8)%
U.S. Treasury Bonds, 3.13%, 05/15/48	USD	70	(71,329)
U.S. Treasury Notes:
2.75%, 09/15/21		140	(140,974)
2.88%, 11/15/21 - 08/15/28		3,045	(3,092,011)
3.13%, 11/15/28		570	(591,241)

Total Borrowed Bonds — (0.8)% (Proceeds: $3,811,640)			(3,895,555)

TBA Sale Commitments — (5.9)%(p)

Mortgage-Backed Securities — (5.9)%
Federal Home Loan Mortgage Corp.:
3.50%, 01/15/49		4	(4,152)
4.50%, 01/15/49		108	(111,790)
Federal National Mortgage Association:
2.00%, 01/25/34		274	(262,232)
3.00%, 01/25/49		375	(365,514)
3.50%, 01/25/34 - 02/25/49		7,364	(7,361,540)
4.00%, 01/25/34 - 01/25/49		5,000	(5,098,938)
4.50%, 01/25/49		5,600	(5,798,734)
5.50%, 01/25/49		615	(650,747)
6.00%, 01/25/49		280	(300,697)
Government National Mortgage Association:
3.00%, 01/15/49		315	(309,702)
3.50%, 01/15/49 - 02/15/49		3,104	(3,122,374)
4.00%, 01/15/49		2,638	(2,701,065)
4.50%, 01/15/49		500	(517,373)

Total TBA Sale Commitments — (5.9)% (Proceeds: $26,353,784)			(26,604,858)

Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 104.5% (Cost: $491,099,789)			473,433,842

Liabilities in Excess of Other Assets — (4.5)%			(20,404,199)

Net Assets — 100.0%			$453,029,643

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Security, or a portion of the security, is on loan.
(g)	Non-income producing security.
(h)	Perpetual security with no stated maturity date.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(k)	When-issued security.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Zero-coupon bond.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(o)	Variable rate security. Rate shown is the rate in effect as of period end.
(p)	Represents or includes a TBA transaction.
(q)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(r)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(s)	Rates are discount rates or a range of discount rates as of period end.
(t)	Annualized 7-day yield as of period end.
(u)	Security was purchased with the cash collateral from loaned securities.

(v)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased	Shares Sold		Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	41,993,401	—	(36,184,934	)(b)	5,808,467	$5,808,467	$571,405		$—	$—
SL Liquidity Series, LLC, Money Market Series	6,750,211	—	(1,031,145	)(b)	5,719,066	5,718,493	10,878	(c)	994	(184)
iShares Edge MSCI Multifactor USA ETF	297,982	—	(285,964)		12,018	334,822	10,935		239,276	87,172
iShares iBoxx $ High Yield Corporate Bond ETF	18,780	30,100	(37,780)		11,100	900,210	13,530		15,394	(22,111)
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	55,982	(50,649)		5,333	554,152	68,676		(79,558)	(54)

						$13,316,144	$675,424		$176,106	$64,823

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	44	03/07/19	$5,996	$(363,638)
S&P 500 E-Mini Index	194	03/15/19	24,300	(763,493)
U.S. Treasury 10 Year Note	133	03/20/19	16,228	231,331
U.S. Treasury 10 Year Ultra Bond	25	03/20/19	3,252	72,649
U.S. Treasury Ultra Bond	39	03/20/19	6,266	335,632
U.S. Treasury 2 Year Note	71	03/29/19	15,074	88,595
U.S. Treasury 5 Year Note	157	03/29/19	18,006	229,375

				(169,549)

Short Contracts
Euro-Bund	17	03/07/19	3,185	(17,725)
Euro-Buxl	2	03/07/19	414	(874)
Japan 10 Year Bond	1	03/13/19	1,391	(6,587)
U.S. Treasury Long Bond	7	03/20/19	1,022	179
3 Month Eurodollar	54	12/14/20	13,167	(54,758)

				(79,765)

				$(249,314)

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	761,274	USD	196,000	Citibank NA	01/03/19	$420
BRL	78,493	USD	20,225	Goldman Sachs International	01/03/19	27
TWD	1,851,780	USD	60,240	BNP Paribas SA	01/03/19	6
USD	140,329	BRL	542,035	Goldman Sachs International	01/03/19	477
USD	30,000	ZAR	426,738	BNP Paribas SA	01/10/19	362
USD	20,000	COP	64,210,000	Royal Bank of Scotland	01/11/19	236
ARS	389,500	USD	10,000	BNP Paribas SA	01/16/19	149
ARS	968,950	USD	25,000	Citibank NA	01/16/19	247
ARS	998,300	USD	25,000	Deutsche Bank AG	01/16/19	1,012
ARS	199,650	USD	5,000	Royal Bank of Scotland	01/16/19	202
MXN	405,967	USD	20,225	Goldman Sachs International	01/16/19	393
USD	50,000	CLP	34,388,220	BNP Paribas SA	01/16/19	436
USD	50,000	RUB	3,370,500	Bank of America NA	01/16/19	1,717
USD	140,000	ZAR	2,013,232	BNP Paribas SA	01/16/19	289
IDR	1,848,600,000	USD	120,000	Barclays Bank plc	01/18/19	8,086
KRW	66,798,000	USD	60,000	Bank of America NA	02/07/19	42
USD	60,000	KRW	66,288,000	Morgan Stanley & Co. International plc	02/07/19	417
ARS	199,622	USD	4,736	BNP Paribas SA	03/07/19	147
ARS	499,800	USD	12,000	BNP Paribas SA	03/11/19	170
EUR	7,845,685	USD	9,012,550	Bank of America NA	03/20/19	34,667
GBP	738,000	USD	937,134	Barclays Bank plc	03/20/19	7,023
USD	178,000	CHF	173,406	Citibank NA	03/20/19	302
USD	570,680	EUR	440,000	Deutsche Bank AG	12/13/19	51,208
USD	574,376	EUR	440,000	Deutsche Bank AG	02/25/20	51,709
JPY	59,510,000	USD	551,427	JPMorgan Chase Bank NA	03/16/20	12,209
USD	594,031	JPY	59,510,000	HSBC Bank plc	03/16/20	30,395

						202,348

BRL	57,465	USD	15,000	Goldman Sachs International	01/03/19	(173)
USD	90,896	BRL	356,040	Goldman Sachs International	01/03/19	(967)
USD	60,000	TWD	1,851,780	BNP Paribas SA	01/03/19	(246)
ZAR	422,673	USD	30,000	BNP Paribas SA	01/10/19	(645)
COP	63,220,000	USD	20,000	BNP Paribas SA	01/11/19	(541)
CLP	40,221,300	USD	60,000	BNP Paribas SA	01/16/19	(2,028)
CLP	33,456,000	USD	50,000	Deutsche Bank AG	01/16/19	(1,780)
COP	63,852,200	USD	20,000	Goldman Sachs International	01/16/19	(352)
RUB	3,323,000	USD	50,000	Bank of America NA	01/16/19	(2,397)
USD	18,000	ARS	695,250	HSBC Bank plc	01/16/19	(116)
USD	103,682	IDR	1,500,616,574	BNP Paribas SA	01/16/19	(321)
USD	85,000	KRW	95,719,350	Citibank NA	01/16/19	(983)
USD	90,000	MXN	1,812,078	Citibank NA	01/16/19	(2,030)
USD	80,900	MXN	1,645,608	JPMorgan Chase Bank NA	01/16/19	(2,676)
ZAR	712,119	USD	50,000	Northern Trust Co.	01/16/19	(582)
ZAR	1,270,260	USD	90,000	UBS AG	01/16/19	(1,849)
USD	120,000	IDR	1,769,640,000	JPMorgan Chase Bank NA	01/18/19	(2,615)
USD	5,514,970	JPY	615,363,112	JPMorgan Chase Bank NA	01/22/19	(108,356)
USD	100,706	COP	332,530,000	Goldman Sachs International	01/23/19	(1,580)
USD	29,968	COP	97,516,000	HSBC Bank plc	01/23/19	(28)
USD	121,194	COP	400,000,000	UBS AG	01/23/19	(1,845)
USD	386,406	MXN	7,780,000	Citibank NA	01/23/19	(8,214)
USD	52,288	ZAR	760,000	Bank of America NA	01/23/19	(404)
BRL	543,087	USD	140,329	Goldman Sachs International	02/04/19	(483)
USD	2,056	JPY	230,000	State Street Bank & Trust Co.	02/05/19	(48)
USD	118,963	MXN	2,401,000	Standard Chartered Bank	02/05/19	(2,547)
USD	10,000	ARS	403,000	BNP Paribas SA	02/11/19	(135)
USD	10,000	ARS	403,000	JPMorgan Chase Bank NA	02/11/19	(135)
AUD	11,752,927	USD	8,515,442	Citibank NA	03/20/19	(226,452)
CAD	559,035	EUR	356,000	BNP Paribas SA	03/20/19	(299)
CAD	485,028	USD	356,000	Toronto Dominion Bank	03/20/19	(87)
USD	935,622	GBP	738,000	Morgan Stanley & Co. International plc	03/20/19	(8,535)
TRY	135,908	USD	25,379	JPMorgan Chase Bank NA	06/19/19	(1,820)
EUR	440,000	USD	538,349	JPMorgan Chase Bank NA	12/13/19	(18,877)
EUR	440,000	USD	542,232	JPMorgan Chase Bank NA	02/25/20	(19,565)

						(419,711)

	Net Unrealized Depreciation					$(217,363)

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	One Touch	Deutsche Bank AG	01/07/19	BRL	3.60	BRL	4.00	USD	180	$—
USD Currency	One Touch	Deutsche Bank AG	02/07/19	BRL	3.50	BRL	4.00	USD	131	1

										$1

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.92	USD	60	$311
USD Currency	Deutsche Bank AG	04/03/19	JPY	112.00	USD	1,097	6,291

							6,602

Put
USD Currency	Goldman Sachs International	01/08/19	BRL	3.60	USD	60	—
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.74	USD	60	32
USD Currency	HSBC Bank plc	01/31/19	KRW	1,110.00	USD	85	725
USD Currency	Goldman Sachs International	02/07/19	BRL	3.90	USD	60	1,210
USD Currency	HSBC Bank plc	02/07/19	KRW	1,115.00	USD	60	725
USD Currency	JPMorgan Chase Bank NA	02/21/19	ZAR	13.50	USD	58	257
USD Currency	Deutsche Bank AG	04/03/19	JPY	112.00	USD	1,097	36,847

							39,796

							$46,398

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	04/24/19	2.75%	USD	890	$12,736
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	04/24/19	2.75%	USD	220	3,148
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Barclays Bank plc	06/10/19	2.70%	USD	497	7,244
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	JPMorgan Chase Bank NA	04/27/38	3.04%	USD	2,320	132,549
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	JPMorgan Chase Bank NA	04/27/38	3.04%	USD	104	5,751

										161,428

Put
10-Year Interest Rate Swap	3.77%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/24/19	3.77%	USD	555	111
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	04/27/38	3.04%	USD	104	4,999
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	04/27/38	3.04%	USD	2,320	109,363

										114,473

										$275,901

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.90	USD	60	$(414)
USD Currency	Citibank NA	01/11/19	MXN	20.90	USD	60	(8)
USD Currency	JPMorgan Chase Bank NA	02/07/19	KRW	1,140.00	USD	30	(97)
USD Currency	Morgan Stanley & Co. International plc	04/03/19	JPY	112.00	USD	1,097	(6,264)

							(6,783)

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.60	USD	60	$—
USD Currency	JPMorgan Chase Bank NA	02/07/19	KRW	1,085.00	USD	30	(78)
USD Currency	HSBC Bank plc	02/07/19	KRW	1,085.00	USD	60	(156)
USD Currency	Goldman Sachs International	02/07/19	BRL	3.75	USD	90	(475)
USD Currency	Morgan Stanley & Co. International plc	04/03/19	JPY	112.00	USD	1,097	(36,918)

							(37,627)

							$(44,410)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency		Date	Rate	Amount (000)		Value
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	10/16/20	2.75%	USD	6,765	$(73,326)

Put
2-Year Interest Rate Swap	3.75%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	10/16/20	3.75%	USD	6,765	(8,057)

										$(81,383)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.57%	At Termination	11/15/28	GBP	555	$2,612	$(279)	$2,891

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	12,895	$626	$—	$626
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	4,597	(1,623)	—	(1,623)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	9,354	(3,293)	—	(3,293)
6 month EURIBOR	Semi-Annual	0.38%	Annual	11/09/20	(a)	11/09/21	EUR	7,920	26,896	(376)	27,272
6 month EURIBOR	Semi-Annual	0.38%	Annual	11/09/20	(a)	11/09/21	EUR	7,920	26,440	(106)	26,546
1.55%	Semi-Annual	6 month LIBOR	Semi-Annual	11/09/20	(a)	11/09/21	GBP	14,381	(39,265)	1,462	(40,727)
6 month EURIBOR	Semi-Annual	0.32%	Annual	11/16/20	(a)	11/16/21	EUR	8,022	21,419	—	21,419
1.42%	Semi-Annual	6 month LIBOR	Semi-Annual	11/16/20	(a)	11/16/21	GBP	6,190	(7,096)	—	(7,096)
1.34%	Semi-Annual	6 month LIBOR	Semi-Annual	12/10/20	(a)	12/10/21	GBP	3,690	141	(87)	228
6 month EURIBOR	Semi-Annual	0.24%	Annual	12/14/20	(a)	12/14/21	EUR	4,045	6,014	120	5,894
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	2,077	5,173	—	5,173
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	1,575	3,912	—	3,912
1.66%	Semi-Annual	6 month LIBOR	Semi-Annual	11/08/21	(a)	11/08/22	GBP	3,647	(11,698)	304	(12,002)
1.67%	Semi-Annual	6 month LIBOR	Semi-Annual	11/08/21	(a)	11/08/22	GBP	3,648	(12,150)	797	(12,947)
1.54%	Semi-Annual	6 month LIBOR	Semi-Annual	11/15/21	(a)	11/15/22	GBP	3,223	(5,637)	—	(5,637)
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	2,027	(12,312)	—	(12,312)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	65	(1,636)	—	(1,636)
6 month EURIBOR	Semi-Annual	0.82%	Annual	03/11/19	(a)	02/15/28	EUR	1,870	13,959	—	13,959
1.58%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		11/21/28	GBP	771	(14,973)	82	(15,055)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/24/28	USD	36	(396)	—	(396)
3.26%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	130	(6,034)	—	(6,034)
3 month LIBOR	Quarterly	3.35%	Semi-Annual	04/26/19	(a)	04/26/29	USD	90	4,841	—	4,841
3.23%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	31	(1,352)	—	(1,352)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	06/12/19	(a)	06/12/29	USD	154	(2,593)	—	(2,593)

									$(10,637)	$2,196	$(12,833)

(a)	Forward Swaps.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio

OTC Currency Swaps

Paid by the Fund		Received by the Fund		Notional Amount (000)				Counterparty	Termination Date (a)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Delivered		Received
16.77 TRY	Annual	3 month LIBOR	Quarterly	TRY	136	USD	25	JPMorgan Chase Bank NA	06/19/24	$(1,060)	$—	$(1,060)

(a)	At expiration date, the notional amount delivered will be exchanged for the notional amount received.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	209	$(412)	$557	$(969)
United Mexican States	1.00	Quarterly	Bank of America NA	09/20/20	USD	209	(370)	923	(1,293)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	45	2,170	2,072	98
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	39	1,865	1,699	166
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	77	3,682	3,387	295
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	76	3,635	3,343	292
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	39	1,865	1,732	133
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	38	1,817	1,688	129
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	39	1,865	1,746	119
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	38	1,817	1,645	172
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	38	1,817	1,655	162
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	38	1,817	1,637	180
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	39	1,848	1,773	75
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	38	1,817	1,655	162
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	38	1,817	1,655	162
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	39	1,865	1,680	185
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	39	1,865	1,699	166
Federative Republic of Brazil	1.00	Quarterly	Goldman Sachs International	12/20/23	USD	90	4,305	7,633	(3,328)
Federative Republic of Brazil	1.00	Quarterly	Goldman Sachs International	12/20/23	USD	25	1,196	1,108	88
Federative Republic of Brazil	1.00	Quarterly	Goldman Sachs International	12/20/23	USD	50	2,391	4,241	(1,850)
Federative Republic of Brazil	1.00	Quarterly	HSBC Bank plc	12/20/23	USD	390	18,643	33,145	(14,502)
Republic of Colombia	1.00	Quarterly	Bank of America NA	12/20/23	USD	22	567	240	327
Republic of Colombia	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	37	953	708	245
Republic of Colombia	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	37	953	708	245
Republic of Colombia	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	39	996	654	342
Republic of Colombia	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	36	918	556	362
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	36	926	688	238
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	37	953	732	221
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	36	926	728	198
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	12	309	224	85
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	37	953	691	262
Republic of Colombia	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	38	978	727	251
Republic of the Philippines	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	254	(1,660)	(1,194)	(466)
Republic of the Philippines	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	15	(98)	(77)	(21)
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	59	1,469	464	1,005
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	30	747	229	518
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	75	1,868	573	1,295
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	30	747	241	506
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	30	747	664	83
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	30	747	241	506
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	36	897	796	101
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	30	747	241	506
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	30	747	228	519
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	36	897	796	101
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	21	523	201	322
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	29	722	169	553
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	37	922	806	116
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	100	2,491	2,190	301

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	37	$922	$838	$84
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	37	922	733	189
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	50	1,245	480	765
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	44	1,097	1,036	61
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	29	722	215	507
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	37	922	708	214
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	29	722	156	566
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	80	1,992	767	1,225
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	44	1,102	789	313
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	34	847	190	657
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	18	447	140	307
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	30	747	181	566
United Mexican States	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	28	698	274	424
United Mexican States	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	28	698	274	424
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	20	498	206	292
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	29	722	240	482
CMBX.NA.9.A	2.00	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	20	805	370	435
CMBX.NA.9.A	2.00	Monthly	Credit Suisse International	09/17/58	USD	32	1,288	500	788
CMBX.NA.9.A	2.00	Monthly	Credit Suisse International	09/17/58	USD	50	2,012	852	1,160
CMBX.NA.9.AAA	0.50	Monthly	Credit Suisse International	09/17/58	USD	60	220	709	(489)
CMBX.NA.9.A	2.00	Monthly	Credit Suisse International	09/17/58	USD	20	805	346	459
CMBX.NA.9.AAA	0.50	Monthly	Deutsche Bank AG	09/17/58	USD	50	183	600	(417)
CMBX.NA.9.A	2.00	Monthly	Goldman Sachs International	09/17/58	USD	10	403	184	219
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	40	147	474	(327)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	110	403	1,400	(997)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	50	183	592	(409)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	100	(604)	(73)	(531)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	70	(422)	(9)	(413)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	120	(724)	—	(724)
CMBX.NA.6.BBB-	3.00	Monthly	JPMorgan Securities LLC	05/11/63	USD	20	3,215	1,897	1,318

							$101,477	$104,966	$(3,489)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	209	$412	$(643)	$1,055
United Mexican States	1.00	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	209	370	(807)	1,177
CMBX.NA.3.AM	0.50	Monthly	Credit Suisse International	12/13/49	NR	USD	670	(88)	(2,615)	2,527
CMBX.NA.3.AM	0.50	Monthly	Goldman Sachs International	12/13/49	NR	USD	1,320	(174)	(5,217)	5,043
CMBX.NA.4.AM	0.50	Monthly	Deutsche Bank AG	02/17/51	NR	USD	120	(1)	(24)	23
CMBX.NA.8.A	2.00	Monthly	Goldman Sachs International	10/17/57	A3	USD	30	(1,110)	(1,624)	514
CMBX.NA.8.A	2.00	Monthly	Goldman Sachs International	10/17/57	A3	USD	20	(740)	(1,953)	1,213
CMBX.NA.9.BBB-	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	44	(5,321)	(3,810)	(1,511)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	23	(2,781)	(2,749)	(32)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	30	(3,628)	(3,179)	(449)
CMBX.NA.9.BBB-	3.00	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	12	(1,451)	(1,048)	(403)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	21	(2,539)	(2,470)	(69)
CMBX.NA.10.BBB-	3.00	Monthly	JPMorgan Securities LLC	11/17/59	BBB-	USD	5	(572)	(426)	(146)
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	BBB	USD	20	(3,215)	(1,568)	(1,647)

								$(20,838)	$(28,133)	$7,295

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	7.46%	At Termination	Bank of America NA	01/04/21	BRL	731	$496	$—	$496
1 day BZDIOVER	At Termination	7.48%	At Termination	Bank of America NA	01/04/21	BRL	2,550	1,978	—	1,978
1 day BZDIOVER	At Termination	7.42%	At Termination	Credit Suisse International	01/04/21	BRL	1,274	596	—	596
1 day BZDIOVER	At Termination	7.43%	At Termination	JPMorgan Chase Bank NA	01/04/21	BRL	545	282	—	282
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	550	(8,676)	—	(8,676)
1 day BZDIOVER	At Termination	8.53%	At Termination	Citibank NA	01/02/23	BRL	1,520	1,856	—	1,856
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	940	6,652	—	6,652
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	836	(4,745)	—	(4,745)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	1,010	(6,122)	—	(6,122)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	3,807	23,500	—	23,500
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	116	(754)	—	(754)

								$15,063	$—	$15,063

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.41%
3 month LIBOR	London Interbank Offered Rate	2.81%
6 month EURIBOR	Euro Interbank Offered Rate	(0.24%)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$2,765	$(848)	$112,761	$(122,703)	$—
OTC Swaps	106,319	(29,486)	70,159	(52,350)	—
Options Written	N/A	N/A	33,965	(61,560)	(125,793)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$957,761	$—	$957,761
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	202,348	—	—	202,348
Options purchased
Investments at value — unaffiliated(b)	—	—	—	46,399	275,901	—	322,300
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	109,870	2,891	112,761
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	141,118	—	—	35,360	—	176,478

	$—	$141,118	$—	$248,747	$1,378,892	$2,891	$1,771,648

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$1,127,131	$—	$79,944	$—	$1,207,075
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	419,711	—	—	419,711
Options written
Options written, at value	—	—	—	44,410	81,383	—	125,793
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	122,703	—	122,703
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	60,479	—	1,060	20,297	—	81,836

	$—	$60,479	$1,127,131	$465,181	$304,327	$—	$1,957,118

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$23,459	$—	$1,840,093	$—	$1,863,552
Forward foreign currency exchange contracts	—	—	—	(270,333)	—	—	(270,333)
Options purchased(a)	—	—	—	(335,780)	(81,192)	—	(416,972)
Options written	—	—	22,049	199,590	284,541	—	506,180
Swaps	—	9,827	—	(4,210)	(54,870)	(14,794)	(64,047)

	$—	$9,827	$45,508	$(410,733)	$1,988,572	$(14,794)	$1,618,380

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,131,351)	$—	$1,444,834	$—	$313,483
Forward foreign currency exchange contracts	—	—	—	(142,115)	—	—	(142,115)
Options purchased(b)	—	—	—	92,516	138,772	—	231,288
Options written	—	—	—	(71,057)	(84,931)	—	(155,988)
Swaps	—	3,542	—	(1,060)	109,438	(1,551)	110,369

	$—	$3,542	$(1,131,351)	$(121,716)	$1,608,113	$(1,551)	$357,037

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$506,768	$22,364
Forward foreign currency exchange contracts	202,348	419,711
Options(a)	322,300	125,793
Swaps — Centrally cleared	5,530	—
Swaps — OTC(b)	176,478	81,836

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,213,424	$649,704
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(512,298)	(22,364)

Total derivative assets and liabilities subject to an MNA	$701,126	$627,340

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$48,097	$(10,236)	$—	$—	$37,861
Barclays Bank plc	59,905	—	—	—	59,905
BNP Paribas SA	9,525	(5,875)	—	—	3,650
Citibank NA	38,709	(38,709)	—	—	—
Citigroup Global Markets, Inc.	805	—	—	—	805
Credit Suisse International	7,937	(7,937)	—	—	—
Deutsche Bank AG	173,565	(19,056)	—	—	154,509
Goldman Sachs International	22,350	(18,002)	—	—	4,348
HSBC Bank plc	64,990	(14,802)	—	—	50,188
JPMorgan Chase Bank NA	267,144	(157,055)	—	—	110,089
JPMorgan Securities LLC	3,215	(2,023)	—	—	1,192
Morgan Stanley & Co. International plc	4,446	(4,446)	—	—	—
Royal Bank of Scotland	438	—	—	—	438

	$701,126	$(278,141)	$—	$—	$422,985

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$10,236	$(10,236)	$—	$—	$—
BNP Paribas SA	5,875	(5,875)	—	—	—
Citibank NA	325,192	(38,709)	—	—	286,483
Credit Suisse International	11,640	(7,937)	—	—	3,703
Deutsche Bank AG	19,056	(19,056)	—	—	—
Goldman Sachs International	18,002	(18,002)	—	—	—
HSBC Bank plc	14,802	(14,802)	—	—	—
JPMorgan Chase Bank NA	157,055	(157,055)	—	—	—
JPMorgan Securities LLC	2,023	(2,023)	—	—	—
Morgan Stanley & Co. International plc	56,501	(4,446)	—	(52,055)	—
Northern Trust Co.	582	—	—	—	582
Standard Chartered Bank	2,547	—	—	—	2,547
State Street Bank & Trust Co.	48	—	—	—	48
Toronto Dominion Bank	87	—	—	—	87
UBS AG	3,694	—	—	—	3,694

	$627,340	$(278,141)	$—	$—	$349,199

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$111,346,685
Average notional value of contracts — short	$49,734,182
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$12,044,191
Average amounts sold — in USD	$16,582,128
Options:
Average value of option contracts purchased	$80,924
Average value of option contracts written	$44,855
Average notional value of swaption contracts purchased	$5,175,750
Average notional value of swaption contracts written	$31,462,500
Credit default swaps:
Average notional value — buy protection	$3,901,950
Average notional value — sell protection	$2,791,982
Interest rate swaps:
Average notional value — pays fixed rate	$14,340,825
Average notional value — receives fixed rate	$13,074,779

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2018	BlackRock Balanced Capital Portfolio

Currency swaps:
Average notional value — pays	$6,420
Average notional value — receives	$6,345
Inflation swaps:
Average notional value — receives fixed rate	$561,061
Total return swaps:
Average notional value	$964,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$18,860,319	$189,874	$19,050,193
Common Stocks(a)	270,072,542	—	—	270,072,542
Corporate Bonds(a)	—	59,207,281	—	59,207,281
Foreign Agency Obligations	—	238,027	—	238,027
Foreign Government Obligations	—	3,768,499	—	3,768,499
Investment Companies	1,789,184	—	—	1,789,184
Municipal Bonds	—	12,874,478	—	12,874,478
Non-Agency Mortgage-Backed Securities	—	8,393,660	1,406,639	9,800,299
Other Interests	—	—	—	—
Preferred Securities(a)	—	307,717	—	307,717
U.S. Government Sponsored Agency Securities	—	82,851,062	81,630	82,932,692
U.S. Treasury Obligations	—	22,264,911	—	22,264,911
Short-Term Securities:
Borrowed Bond Agreements	—	3,912,475	—	3,912,475
Commercial Paper	—	248,104	—	248,104
Foreign Government Obligations	—	5,711,323	—	5,711,323
Money Market Funds	5,841,530	—	—	5,841,530
Options Purchased:
Foreign currency exchange contracts	—	46,399	—	46,399
Interest rate contracts	—	275,901	—	275,901
Liabilities:
Borrowed Bonds	—	(3,895,555)	—	(3,895,555)
TBA Sale Commitments	—	(26,604,858)	—	(26,604,858)

Subtotal	$277,703,256	$188,459,743	$1,678,143	$467,841,142

Investments valued at NAV(b)				5,718,493

Total Investments				$473,559,635

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$34,799	$—	$34,799
Foreign currency exchange contracts	—	202,348	—	202,348
Interest rate contracts	957,761	145,230	—	1,102,991
Other contracts	—	2,891	—	2,891
Liabilities:
Credit contracts	—	(30,993)	—	(30,993)
Equity contracts	(1,127,131)	—	—	(1,127,131)
Foreign currency exchange contracts	—	(465,181)	—	(465,181)
Interest rate contracts	(79,944)	(224,383)	—	(304,327)

	$(249,314)	$(335,289)	$—	$(584,603)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended December 31, 2018, there were no transfers between Level 1 and Level 2.

See notes to financial statements.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.5%

Automobiles — 0.8%
Tesla, Inc.(a)(b)	3,722	$1,238,682

Banks — 0.6%
First Republic Bank(a)	10,648	925,311

Beverages — 1.8%
Constellation Brands, Inc., Class A	17,944	2,885,754

Biotechnology — 1.7%(b)
BioMarin Pharmaceutical, Inc.	8,091	688,948
Vertex Pharmaceuticals, Inc.	12,732	2,109,820

		2,798,768

Capital Markets — 3.4%
CME Group, Inc.(a)	12,877	2,422,421
S&P Global, Inc.	18,338	3,116,360

		5,538,781

Chemicals — 1.5%
Sherwin-Williams Co. (The)	6,307	2,481,552

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(b)	9,827	2,006,477

Entertainment — 5.4%
Activision Blizzard, Inc.	27,492	1,280,302
Electronic Arts, Inc.(b)	37,227	2,937,583
Netflix, Inc.(b)	17,111	4,579,930

		8,797,815

Equity Real Estate Investment Trusts (REITs) — 1.8%
SBA Communications Corp.(b)	17,608	2,850,559

Health Care Equipment & Supplies — 7.6%
Align Technology, Inc.(b)	11,868	2,485,515
Becton Dickinson and Co.	15,513	3,495,389
Boston Scientific Corp.(b)	106,368	3,759,045
Intuitive Surgical, Inc.(b)	5,577	2,670,937

		12,410,886

Health Care Providers & Services — 5.4%
Centene Corp.(b)	19,956	2,300,927
UnitedHealth Group, Inc.	25,673	6,395,658

		8,696,585

Hotels, Restaurants & Leisure — 1.0%
Domino’s Pizza, Inc.(a)	6,691	1,659,301

Industrial Conglomerates — 1.0%
Roper Technologies, Inc.	6,150	1,639,098

Interactive Media & Services — 9.4%
Alphabet, Inc., Class A(b)	6,320	6,604,147
Facebook, Inc., Class A(b)	21,600	2,831,544
IAC/InterActiveCorp(b)	7,732	1,415,265
Tencent Holdings Ltd.	112,700	4,517,056

		15,368,012

Internet & Direct Marketing Retail — 13.1%
Amazon.com, Inc.(b)	9,651	14,495,512
Booking Holdings, Inc.(b)	2,445	4,211,317
MercadoLibre, Inc.	8,957	2,623,057

		21,329,886

IT Services — 10.5%
Mastercard, Inc., Class A	29,096	5,488,960
PayPal Holdings, Inc.(b)	35,442	2,980,318
Visa, Inc., Class A	65,201	8,602,620

		17,071,898

Security	Shares	Value

Life Sciences Tools & Services — 1.7%
Illumina, Inc.(b)	9,257	$2,776,452

Machinery — 0.9%
Xylem, Inc.(a)	22,828	1,523,084

Pharmaceuticals — 2.6%
Novartis AG, ADR	31,293	2,685,253
Zoetis, Inc.	18,058	1,544,681

		4,229,934

Professional Services — 2.2%
CoStar Group, Inc.(b)	10,781	3,636,863

Road & Rail — 1.6%
Union Pacific Corp.	19,136	2,645,169

Semiconductors & Semiconductor Equipment — 3.0%
ASML Holding NV (Registered), NYRS	19,242	2,994,440
NVIDIA Corp.	14,297	1,908,650

		4,903,090

Software — 17.2%
Adobe, Inc.(b)	17,850	4,038,384
Autodesk, Inc.(b)	19,398	2,494,777
Intuit, Inc.	18,982	3,736,606
Microsoft Corp.	102,990	10,460,694
salesforce.com, Inc.(b)	35,743	4,895,719
ServiceNow, Inc.(b)	13,720	2,442,846

		28,069,026

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	9,174	1,447,107

Textiles, Apparel & Luxury Goods — 1.2%
NIKE, Inc., Class B	25,090	1,860,173

Total Common Stocks — 97.5% (Cost: $123,481,524)		158,790,263

Preferred Stocks — 0.6%(b)(c)(d)

Software — 0.6%
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $1,152,906)	188,076	1,017,491

Total Preferred Stocks — 0.6% (Cost: $1,152,906)		1,017,491

Total Long-Term Investments — 98.1% (Cost: $124,634,430)		159,807,754

Short-Term Securities — 5.2%(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(g)	3,749,583	3,749,583
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.24%	96,847	96,847
SL Liquidity Series, LLC, Money Market Series, 2.57%(f)(g)	4,608,561	4,608,100

Total Short-Term Securities — 5.2% (Cost: $8,454,629)		8,454,530

Total Investments — 103.3% (Cost: $133,089,059)		168,262,284

Liabilities in Excess of Other Assets — (3.3)%		(5,396,218)

Net Assets — 100.0%		$162,866,066

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,017,491, representing 0.62% of its net assets as of period end, and an original cost of $1,152,906.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2018	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	221,423	3,528,160	3,749,583	$3,749,583	$28,243		$—	$—
SL Liquidity Series, LLC, Money Market Series	8,905,737	(4,297,176)	4,608,561	4,608,100	20,600	(b)	(2,428)	223

				$8,357,683	$48,843		$(2,428)	$223

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$1,238,682	$—	$—	$1,238,682
Banks	925,311	—	—	925,311
Beverages	2,885,754	—	—	2,885,754
Biotechnology	2,798,768	—	—	2,798,768
Capital Markets	5,538,781	—	—	5,538,781
Chemicals	2,481,552	—	—	2,481,552
Diversified Financial Services	2,006,477	—	—	2,006,477
Entertainment	8,797,815	—	—	8,797,815
Equity Real Estate Investment Trusts (REITs)	2,850,559	—	—	2,850,559
Health Care Equipment & Supplies	12,410,886	—	—	12,410,886
Health Care Providers & Services	8,696,585	—	—	8,696,585
Hotels, Restaurants & Leisure	1,659,301	—	—	1,659,301
Industrial Conglomerates	1,639,098	—	—	1,639,098
Interactive Media & Services	10,850,956	4,517,056	—	15,368,012
Internet & Direct Marketing Retail	21,329,886	—	—	21,329,886
IT Services	17,071,898	—	—	17,071,898
Life Sciences Tools & Services	2,776,452	—	—	2,776,452
Machinery	1,523,084	—	—	1,523,084
Pharmaceuticals	4,229,934	—	—	4,229,934
Professional Services	3,636,863	—	—	3,636,863
Road & Rail	2,645,169	—	—	2,645,169
Semiconductors & Semiconductor Equipment	4,903,090	—	—	4,903,090
Software	28,069,026	—	—	28,069,026
Technology Hardware, Storage & Peripherals	1,447,107	—	—	1,447,107
Textiles, Apparel & Luxury Goods	1,860,173	—	—	1,860,173
Preferred Stocks	—	—	1,017,491	1,017,491
Short-Term Securities	3,846,430	—	—	3,846,430

Subtotal	$158,119,637	$4,517,056	$1,017,491	$163,654,184

Investments valued at NAV(a)				$4,608,100

Total Investments				$168,262,284

(a)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2018, there were no transfers between Level 1 and Level 2.

See notes to financial statements.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 58.4%

Australia — 0.2%
AGL Energy Ltd.	1,565	$22,727
BHP Group Ltd.	199	4,810
Coles Group Ltd.(a)	233	1,927
Newcrest Mining Ltd.	5,986	91,999
Quintis HoldCo Pty. Ltd. (Acquired 10/22/18, cost $115,835)(a)(b)(c)	218,994	117,229
Rio Tinto Ltd.	151	8,357
Stockland	2,645	6,562
Telstra Corp. Ltd.	203	407
Woolworths Group Ltd.	493	10,227

		264,245

Belgium — 0.2%
Anheuser-Busch InBev SA	6,213	409,306

Brazil — 0.7%
Azul SA, ADR(a)(d)	22,988	636,538
Banco do Brasil SA(a)	934	11,203
Banco Santander Brasil SA	300	3,305
Hapvida Participacoes e Investimentos SA(a)(e)	27,780	223,631
Notre Dame Intermedica Participacoes SA(a)	49,118	368,535
Petrobras Distribuidora SA	306	2,029
Suzano Papel e Celulose SA	306	3,007
TIM Participacoes SA(a)	616	1,883

		1,250,131

Canada — 1.5%
Canadian Natural Resources Ltd.	132	3,185
Canadian Pacific Railway Ltd.	38	6,743
Enbridge, Inc.(d)	25,485	791,693
Encana Corp.	30,711	177,509
Goldcorp, Inc.	74	725
Husky Energy, Inc.	817	8,444
Imperial Oil Ltd.	341	8,640
Manulife Financial Corp.	1,294	18,360
Nutrien Ltd.(d)	339	15,922
Rogers Communications, Inc., Class B	237	12,145
Suncor Energy, Inc.	23,633	660,069
Teck Resources Ltd., Class B	443	9,537
TransCanada Corp.	21,508	768,030
Wheaton Precious Metals Corp.	2,814	54,932

		2,535,934

China — 1.5%
Agile Group Holdings Ltd.	6,000	7,078
Agricultural Bank of China Ltd., Class H	11,000	4,818
Alibaba Group Holding Ltd., ADR(a)	2,811	385,304
Angang Steel Co. Ltd., Class H	8,000	5,519
Angel Yeast Co. Ltd., Class A	20,400	75,235
Anhui Conch Cement Co. Ltd., Class H	1,500	7,254
BAIC Motor Corp. Ltd., Class H(a)(e)	1,000	529
Baidu, Inc., ADR(a)	50	7,930
Bank of China Ltd., Class H	3,000	1,293
Beijing Capital International Airport Co. Ltd., Class H	82,000	87,029
Beijing Enterprises Holdings Ltd.	1,500	7,954
China CITIC Bank Corp. Ltd., Class H	13,000	7,887
China Construction Bank Corp., Class H	6,000	4,913
China Mobile Ltd.	2,000	19,353
China National Building Material Co. Ltd., Class H	4,000	2,737
China Petroleum & Chemical Corp., Class H	32,000	22,810
China Resources Beer Holdings Co. Ltd.	2,000	6,992
China Resources Cement Holdings Ltd.	16,000	14,428
China Resources Gas Group Ltd.	2,000	7,925
China Shenhua Energy Co. Ltd., Class H	5,500	11,995
CITIC Ltd.	10,000	15,692

Security	Shares	Value

China (continued)
CNOOC Ltd.	15,000	$23,105
Country Garden Holdings Co. Ltd.	4,000	4,857
Country Garden Services Holdings Co. Ltd.(a)	3,114	4,930
Dongfeng Motor Group Co. Ltd., Class H	2,000	1,818
Fosun International Ltd.	9,000	13,116
Guangzhou Automobile Group Co. Ltd., Class H	4,800	4,785
Industrial & Commercial Bank of China Ltd., Class H	35,000	24,894
Jiangsu Expressway Co. Ltd., Class H	2,000	2,792
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	4,900	67,880
Kweichow Moutai Co. Ltd., Class A	2,800	241,769
Luzhou Laojiao Co. Ltd., Class A	12,400	73,612
Meituan Dianping, Class B	6,875	38,532
Momo, Inc., ADR(a)	70	1,662
New Oriental Education & Technology Group, Inc., ADR(a)	132	7,235
PetroChina Co. Ltd., Class H	2,000	1,241
Ping An Healthcare and Technology Co. Ltd.(a)(e)	46,856	164,741
SINA Corp.(a)	274	14,697
Sinopec Shanghai Petrochemical Co. Ltd., Class H	26,000	11,381
Tencent Holdings Ltd.	24,500	981,969
Tingyi Cayman Islands Holding Corp.	2,000	2,679
Want Want China Holdings Ltd.	86,000	60,172
Wuliangye Yibin Co. Ltd., Class A	9,300	69,131
Yanzhou Coal Mining Co. Ltd., Class H	4,000	3,230
Yum China Holdings, Inc.	1,503	50,396
Zhejiang Expressway Co. Ltd., Class H	6,000	5,205
Zijin Mining Group Co. Ltd., Class H	8,000	3,032

		2,583,536

Czech Republic — 0.0%
CEZ A/S	3,172	75,615

Denmark — 0.1%
Carlsberg A/S, Class B	265	28,190
Danske Bank A/S	423	8,398
Novo Nordisk A/S, Class B	2,623	120,467

		157,055

Finland — 0.0%
Nokia OYJ	2,798	16,243

France — 2.7%
AXA SA	14,907	321,721
Cie de Saint-Gobain	492	16,333
Cie Generale des Etablissements Michelin SCA	156	15,354
Danone SA	18,971	1,337,126
Dassault Aviation SA	205	284,203
Eiffage SA	1,487	124,324
Engie SA	1,043	14,986
EssilorLuxottica SA	3,934	489,727
Eutelsat Communications SA	3,674	72,382
Kering SA	70	32,793
L’Oreal SA	80	18,306
Publicis Groupe SA	282	16,090
Safran SA	5,935	711,814
Sanofi	1,293	112,168
Societe Generale SA	791	25,078
Sodexo SA	8,641	886,182
TOTAL SA, ADR	274	14,297
Unibail-Rodamco-Westfield	1,571	243,104

		4,735,988

Germany — 1.3%
adidas AG	16	3,344
Allianz SE (Registered)	163	32,756
Bayer AG (Registered)	10,839	753,839
Evonik Industries AG	944	23,563
Fresenius SE & Co. KGaA	17,416	841,787
Knorr-Bremse AG(a)	6,158	554,706

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	29	$6,325
SAP SE	165	16,376
Vonovia SE	981	44,222

		2,276,918

Hong Kong — 0.9%
CK Asset Holdings Ltd.	500	3,658
CK Infrastructure Holdings Ltd.	10,500	79,461
CLP Holdings Ltd.	8,000	90,407
Hang Lung Properties Ltd.	47,000	89,334
HKT Trust & HKT Ltd.(f)	39,000	56,181
Hongkong Land Holdings Ltd.	2,100	13,239
I-CABLE Communications Ltd.(a)	7,664	115
Jardine Matheson Holdings Ltd.	1,700	118,369
Link REIT	8,500	86,171
Nine Dragons Paper Holdings Ltd.	1,000	924
Power Assets Holdings Ltd.	3,000	20,842
Sino Land Co. Ltd.	26,000	44,545
Sun Hung Kai Properties Ltd.	60,666	865,803
Swire Pacific Ltd., Class A	5,500	58,069
WH Group Ltd.(e)	27,500	21,121
Wharf Real Estate Investment Co. Ltd.	9,000	53,828

		1,602,067

India — 1.2%
Coal India Ltd.	19,979	68,877
HCL Technologies Ltd.	433	5,983
Hero MotoCorp Ltd.	1,417	62,965
Hindustan Petroleum Corp. Ltd.	3,375	12,264
Housing Development Finance Corp. Ltd.	20,348	573,290
Infosys Ltd.	725	6,850
JSW Steel Ltd.	601	2,638
Maruti Suzuki India Ltd.	1,975	211,034
Oil & Natural Gas Corp. Ltd.	20,569	44,155
Reliance Industries Ltd.	57,408	921,344
State Bank of India(a)	43,803	185,508
Tata Consultancy Services Ltd.	294	7,972

		2,102,880

Indonesia — 0.0%
Bank Central Asia Tbk. PT	35,600	64,381

Italy — 0.6%
Enel SpA	77,414	448,788
Eni SpA	995	15,718
RAI Way SpA(e)	38,277	190,115
Snam SpA	32,378	141,763
Telecom Italia SpA(a)	275,826	152,700
Telecom Italia SpA	13,780	6,609
UniCredit SpA	261	2,956

		958,649

Japan — 7.7%
Aeon Co. Ltd.	200	3,909
Ajinomoto Co., Inc.	36,900	655,679
Alfresa Holdings Corp.	2,000	50,979
Alps Electric Co. Ltd.	1,020	19,778
Asahi Kasei Corp.	19,700	202,189
Astellas Pharma, Inc.	36,750	469,541
Canon Marketing Japan, Inc.	1,800	32,081
Daicel Corp.	7,100	72,886
Daikin Industries Ltd.	2,600	276,264
Daiwa House Industry Co. Ltd.	200	6,380
Denso Corp.	18,030	798,146
Dowa Holdings Co. Ltd.	1,000	29,931
East Japan Railway Co.	10,727	947,303
Eisai Co. Ltd.	200	15,484

Security	Shares	Value

Japan (continued)
Exedy Corp.	1,200	$29,312
Fujitsu Ltd.	100	6,234
GS Yuasa Corp.	2,400	48,946
Hino Motors Ltd.	3,300	31,075
Hitachi Chemical Co. Ltd.	2,500	37,609
Hitachi Ltd.	1,000	26,510
Hoya Corp.	9,101	548,791
Japan Airlines Co. Ltd.	27,300	967,541
Japan Aviation Electronics Industry Ltd.	3,500	40,278
JFE Holdings, Inc.	200	3,186
Kajima Corp.	300	4,030
Kamigumi Co. Ltd.	1,700	34,780
KDDI Corp.	2,600	62,127
Keyence Corp.	100	50,545
Kinden Corp.	7,100	114,958
Koito Manufacturing Co. Ltd.	10,200	526,254
Kuraray Co. Ltd.	2,700	37,974
Kyowa Hakko Kirin Co. Ltd.	300	5,669
Kyudenko Corp.	900	34,108
Mabuchi Motor Co. Ltd.	1,900	58,203
Maeda Road Construction Co. Ltd.	1,800	37,291
Medipal Holdings Corp.	2,300	49,207
Mitsubishi Electric Corp.	59,300	653,936
Mitsubishi Estate Co. Ltd.	3,300	51,921
Mitsubishi Heavy Industries Ltd.	400	14,353
Mitsubishi Tanabe Pharma Corp.	100	1,444
Mitsubishi UFJ Financial Group, Inc.	800	3,926
Mitsui & Co. Ltd.	100	1,536
Mitsui Fudosan Co. Ltd.	400	8,885
Murata Manufacturing Co. Ltd.	4,440	598,289
Nexon Co. Ltd.(a)	100	1,291
Nichias Corp.	2,000	34,107
Nippo Corp.	1,700	32,525
Nippon Telegraph & Telephone Corp.	1,320	53,855
Nippon Television Holdings, Inc.	4,300	63,304
Nitto Denko Corp.	13,500	677,085
NTT Docomo, Inc.	200	4,494
Okumura Corp.	2,154	62,761
Olympus Corp.	100	3,058
Ono Pharmaceutical Co. Ltd.	200	4,084
Oracle Corp.	200	12,696
Otsuka Holdings Co. Ltd.	100	4,086
Panasonic Corp.	1,200	10,780
Rohm Co. Ltd.	5,260	335,720
Seino Holdings Co. Ltd.	2,500	32,731
Seven & i Holdings Co. Ltd.	900	39,110
Shimamura Co. Ltd.	400	30,630
Shin-Etsu Chemical Co. Ltd.	8,320	639,249
Shiseido Co. Ltd.	200	12,526
Sony Corp.	400	19,284
Stanley Electric Co. Ltd.	1,100	30,772
Subaru Corp.	35,660	761,818
Sumitomo Chemical Co. Ltd.	3,000	14,528
Suzuken Co. Ltd.	900	45,830
Suzuki Motor Corp.	17,261	870,152
Sysmex Corp.	100	4,749
Taisei Corp.	100	4,283
Toagosei Co. Ltd.	5,600	61,720
Toda Corp.	9,000	56,088
Tokyo Gas Co. Ltd.	24,916	630,179
Tokyo Steel Manufacturing Co. Ltd.	9,200	74,519
Toray Industries, Inc.	41,300	291,996
Toshiba Corp.(a)	600	16,942
Toyota Industries Corp.	9,714	447,328
TV Asahi Holdings Corp.	3,200	57,614

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Ube Industries Ltd.	14,660	$296,474
Unicharm Corp.	300	9,703
Yamato Kogyo Co. Ltd.	1,300	30,385

		13,447,924

Macau — 0.0%
Galaxy Entertainment Group Ltd.	1,000	6,317
Sands China Ltd.	400	1,744

		8,061

Malaysia — 0.0%
Malaysia Airports Holdings Bhd.	14,800	29,980

Mexico — 0.0%
America Movil SAB de CV	10,486	7,465
Cemex SAB de CV(a)	7,153	3,458
Grupo Financiero Banorte SAB de CV, Class O	137	669

		11,592

Netherlands — 2.3%
ABN AMRO Group NV, CVA(e)	13,119	308,714
ASML Holding NV	19	2,977
Koninklijke Ahold Delhaize NV	419	10,585
Koninklijke Philips NV	40,931	1,435,020
NXP Semiconductors NV(a)	238	17,441
Royal Dutch Shell plc, Class A	50,883	1,499,752
Royal Dutch Shell plc, Class B	603	18,028
Royal Dutch Shell plc, ADR, Class A(d)	11,019	642,077

		3,934,594

Norway — 0.0%
Equinor ASA	196	4,158

Peru — 0.0%
Southern Copper Corp.	43	1,323

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	98	2,839
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	1,102	2,038

		4,877

Portugal — 0.1%
Jeronimo Martins SGPS SA	3,320	39,344
NOS SGPS SA	24,524	148,712

		188,056

Singapore — 0.6%
CapitaLand Ltd.	335,700	765,540
ComfortDelGro Corp. Ltd.	38,200	60,339
Genting Singapore Ltd.	22,400	16,034
Singapore Telecommunications Ltd.	30,600	65,858
United Overseas Bank Ltd.	3,000	54,270

		962,041

South Africa — 0.0%
Anglo American plc(d)	357	7,983
Aspen Pharmacare Holdings Ltd.	513	4,800
Kumba Iron Ore Ltd.	26	511
MTN Group Ltd.	396	2,448
Naspers Ltd., Class N	4	801
Old Mutual Ltd.	5,819	9,041

		25,584

South Korea — 0.7%
Coway Co. Ltd.	809	53,726
Doosan Bobcat, Inc.(a)	5,538	156,793
E-MART, Inc.	46	7,512
Hana Financial Group, Inc.	404	13,139
Industrial Bank of Korea	650	8,186
KB Financial Group, Inc.	158	6,591
KT&G Corp.	5,608	510,590

Security	Shares	Value

South Korea (continued)
LG Chem Ltd.	273	$85,099
LG Electronics, Inc.	18	1,010
Lotte Chemical Corp.	3	746
NCSoft Corp.	135	56,588
POSCO	369	80,712
Samsung Electro-Mechanics Co. Ltd.(a)	5	466
Samsung Electronics Co. Ltd.	751	26,144
Samsung SDS Co. Ltd.	29	5,307
Shinhan Financial Group Co. Ltd.	656	23,259
SK Innovation Co. Ltd.	6	963
SK Telecom Co. Ltd.	312	75,279
S-Oil Corp.	605	52,772
Woori Bank	555	7,761

		1,172,643

Spain — 0.4%
Banco Bilbao Vizcaya Argentaria SA	4,594	24,402
Cellnex Telecom SA(e)	23,231	594,098

		618,500

Sweden — 0.0%
Sandvik AB	665	9,528
Telefonaktiebolaget LM Ericsson, Class B	2,043	18,085

		27,613

Switzerland — 0.9%
Nestle SA (Registered)	19,184	1,557,027
Roche Holding AG	91	22,591
Swiss Re AG	147	13,524

		1,593,142

Taiwan — 0.9%
Cathay Financial Holding Co. Ltd.	52,000	79,603
Cheng Shin Rubber Industry Co. Ltd.	24,341	32,377
Chunghwa Telecom Co. Ltd.	116,000	423,535
Far EasTone Telecommunications Co. Ltd.(a)	70,000	173,878
Formosa Chemicals & Fibre Corp.	16,000	54,737
Formosa Petrochemical Corp.(a)	12,000	42,582
Formosa Plastics Corp.	18,000	59,166
Fubon Financial Holding Co. Ltd.	62,000	95,126
Hon Hai Precision Industry Co. Ltd.(a)	30,760	70,792
MediaTek, Inc.	1,000	7,443
Nan Ya Plastics Corp.	23,000	56,565
Nanya Technology Corp.	5,000	8,954
Taiwan Cooperative Financial Holding Co. Ltd.	30	17
Taiwan Mobile Co. Ltd.	56,000	193,933
Taiwan Semiconductor Manufacturing Co. Ltd.	15,000	108,919
Uni-President Enterprises Corp.	38,000	86,209

		1,493,836

Thailand — 0.2%
Advanced Info Service PCL	16,200	85,908
Intouch Holdings PCL, Class F	41,300	60,568
PTT Global Chemical PCL	34,700	76,031
Siam Cement PCL (The)	5,100	68,322
Thai Oil PCL	23,900	48,574

		339,403

Turkey — 0.0%
Eregli Demir ve Celik Fabrikalari TAS	218	296
Turk Hava Yollari AO(a)	2,008	6,094
Turkiye Is Bankasi A/S, Class C	1,585	1,353

		7,743

United Arab Emirates — 0.4%
NMC Health plc	19,102	666,684

United Kingdom — 1.6%
Barclays plc	6,137	11,742

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Berkeley Group Holdings plc	1,349	$59,832
Experian plc	216	5,236
GlaxoSmithKline plc	1,496	28,511
GW Pharmaceuticals plc, ADR(a)	714	69,537
HSBC Holdings plc	77,177	636,690
Kingfisher plc	151,480	398,285
Liberty Global plc, Class A(a)	15,789	336,937
Liberty Global plc, Class C(a)	539	11,125
National Grid plc	2,963	28,988
SSE plc	589	8,134
Vodafone Group plc	630,892	1,226,637

		2,821,654

United States — 31.7%
Abbott Laboratories	642	46,436
AbbVie, Inc.(d)	655	60,384
Accenture plc, Class A	213	30,036
Adobe, Inc.(a)	186	42,081
AES Corp.	848	12,262
Agilent Technologies, Inc.	157	10,591
Air Products & Chemicals, Inc.	7,572	1,211,899
Allergan plc	120	16,039
Alliance Data Systems Corp.	45	6,754
Ally Financial, Inc.	336	7,614
Alphabet, Inc., Class A(a)	29	30,304
Alphabet, Inc., Class C(a)	2,527	2,616,986
Altria Group, Inc.	19,120	944,337
Amazon.com, Inc.(a)	1,107	1,662,681
American Airlines Group, Inc.	254	8,156
American International Group, Inc.	60	2,365
American Tower Corp.	288	45,559
Ameriprise Financial, Inc.	285	29,745
Amgen, Inc.	307	59,764
Anadarko Petroleum Corp.	16,350	716,784
Anthem, Inc.	6,416	1,685,034
Apple, Inc.	16,044	2,530,781
AT&T, Inc.	5,296	151,148
Autodesk, Inc.(a)	53	6,816
Automatic Data Processing, Inc.	71	9,310
Bank of America Corp.	26,617	655,843
Bank of New York Mellon Corp. (The)	312	14,686
Baxter International, Inc.	672	44,231
Berkshire Hathaway, Inc., Class B(a)	537	109,645
Biogen, Inc.(a)	1,407	423,394
Boeing Co. (The)	184	59,340
Booking Holdings, Inc.(a)	11	18,947
Bristol-Myers Squibb Co.	620	32,228
Capital One Financial Corp.	144	10,885
Carnival Corp.	40	1,972
Caterpillar, Inc.	223	28,337
Celgene Corp.(a)	122	7,819
CenterPoint Energy, Inc.	342	9,655
CH Robinson Worldwide, Inc.	604	50,790
Charles Schwab Corp. (The)	17,267	717,098
Charter Communications, Inc., Class A(a)	5,073	1,445,653
Chevron Corp.	350	38,076
Chubb Ltd.	4,175	539,326
Cisco Systems, Inc.(d)	1,318	57,109
Citigroup, Inc.	9,977	519,403
Cloudera, Inc.(a)	30,073	332,607
Cognizant Technology Solutions Corp., Class A	338	21,456
Colgate-Palmolive Co.	17,529	1,043,326
Comcast Corp., Class A(g)	57,581	1,960,633
Conagra Brands, Inc.	278	5,938
ConocoPhillips	101	6,297
Constellation Brands, Inc., Class A	50	8,041

Security	Shares	Value

United States (continued)
Corning, Inc.	708	$21,389
Costco Wholesale Corp.	84	17,112
CSX Corp.	674	41,876
Cummins, Inc.	64	8,553
CVS Health Corp.	19,239	1,260,539
DaVita, Inc.(a)	8,368	430,617
Dell Technologies, Inc., Class C(a)(d)	54	2,649
Delta Air Lines, Inc.	326	16,267
Discover Financial Services	235	13,860
Dollar General Corp.	152	16,428
Dollar Tree, Inc.(a)	8,336	752,908
Domo, Inc., Class B(a)	6,742	132,345
Domo, Inc., Class B (Acquired 04/01/15-04/12/17, cost $469,893)(a)(b)	3,715	72,932
Dover Corp.	5,812	412,361
DowDuPont, Inc.	14,528	776,957
Dropbox, Inc., Class A(a)	24,291	496,272
DXC Technology Co.	201	10,687
Eaton Corp. plc	366	25,130
eBay, Inc.(a)	636	17,853
Edgewell Personal Care Co.(a)(d)	7,260	271,161
Edwards Lifesciences Corp.(a)	78	11,947
Eli Lilly & Co.	69	7,985
Equity Residential	4,585	302,656
Exelon Corp.	449	20,250
Expedia Group, Inc.	132	14,870
Exxon Mobil Corp.	23,548	1,605,738
Facebook, Inc., Class A(a)	8,320	1,090,669
Fieldwood Energy, Inc.(a)(c)	2,201	83,638
Fifth Third Bancorp	686	16,142
FleetCor Technologies, Inc.(a)	4,073	756,438
Fortune Brands Home & Security, Inc.	898	34,115
General Electric Co.	1,677	12,695
General Motors Co.(d)	396	13,246
Gilead Sciences, Inc.	12,972	811,399
Global Payments, Inc.	336	34,652
Goldman Sachs Group, Inc. (The)	229	38,254
Halfmoon Parent, Inc.	75	14,170
Hartford Financial Services Group, Inc. (The)	1,054	46,850
HCA Healthcare, Inc.	3,797	472,537
Helmerich & Payne, Inc.	243	11,649
Hewlett Packard Enterprise Co.	1,186	15,667
Home Depot, Inc. (The)	253	43,470
HP, Inc.	563	11,519
Humana, Inc.	49	14,038
Huntsman Corp.	443	8,545
Illumina, Inc.(a)	71	21,295
Intel Corp.	1,505	70,630
International Business Machines Corp.	307	34,897
Intuit, Inc.	246	48,425
Intuitive Surgical, Inc.(a)	25	11,973
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(a)(b)(c)	6,968	—
Johnson & Johnson	17,411	2,246,890
JPMorgan Chase & Co.	6,347	619,594
Kinder Morgan, Inc.	208	3,199
KLA-Tencor Corp.	155	13,871
Kohl’s Corp.	208	13,799
Kroger Co. (The)	557	15,317
Las Vegas Sands Corp.	357	18,582
Lear Corp.	69	8,477
Liberty Broadband Corp., Class A(a)	1,215	87,249
Liberty Broadband Corp., Class C(a)	5,113	368,290
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	4,266	156,989
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	7,149	264,370
Lookout, Inc. (Acquired 03/04/15, cost $16,643)(a)(b)(c)	1,457	29

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Lowe’s Cos., Inc.	1,039	$95,962
Marathon Petroleum Corp.	9,189	542,243
Marsh & McLennan Cos., Inc.	14,134	1,127,186
Masco Corp.	3,084	90,176
Mastercard, Inc., Class A(d)	361	68,103
McDonald’s Corp.	148	26,280
McKesson Corp.	143	15,797
Medtronic plc	674	61,307
Merck & Co., Inc.	1,379	105,369
MetLife, Inc.	612	25,129
MGM Resorts International	13,863	336,316
Micron Technology, Inc.(a)	633	20,085
Microsoft Corp.	24,741	2,512,943
Mondelez International, Inc., Class A	1,358	54,361
Morgan Stanley	18,078	716,793
Newmont Mining Corp.	14,545	503,984
NextEra Energy Partners LP	6,379	274,616
NextEra Energy, Inc.	8,138	1,414,547
NIKE, Inc., Class B	180	13,345
Norfolk Southern Corp.	127	18,992
Northrop Grumman Corp.	37	9,061
NRG Energy, Inc.	350	13,860
Occidental Petroleum Corp.	293	17,984
Omnicom Group, Inc.	894	65,477
Oracle Corp.	4,417	199,428
Packaging Corp. of America	162	13,521
Paychex, Inc.	290	18,893
PayPal Holdings, Inc.(a)	148	12,445
PepsiCo, Inc.	763	84,296
Pfizer, Inc.	34,539	1,507,627
PG&E Corp.(a)	352	8,360
Philip Morris International, Inc.	9,209	614,793
Phillips 66	480	41,352
Procter & Gamble Co. (The)	8,276	760,730
Prudential Financial, Inc.	154	12,559
Pure Storage, Inc., Class A(a)	15,209	244,561
PVH Corp.	111	10,317
QUALCOMM, Inc.	10,743	611,384
Raytheon Co.	2,284	350,251
Red Hat, Inc.(a)	96	16,861
Reinsurance Group of America, Inc.	137	19,211
Rockwell Automation, Inc.	182	27,387
Ross Stores, Inc.	201	16,723
Royal Caribbean Cruises Ltd.	128	12,517
Schlumberger Ltd.	4,159	150,057
Sempra Energy(d)	3,452	373,472
Sprint Corp.(a)	78	454
St Joe Co. (The)(a)	2,545	33,518
Starbucks Corp.	9,100	586,040
State Street Corp.	112	7,064
Stryker Corp.	375	58,781
SunTrust Banks, Inc.	10,308	519,936
Symantec Corp.	63	1,190
Sysco Corp.	171	10,715
Target Corp.	181	11,962
Tenet Healthcare Corp.(a)	3,634	62,287
Thermo Fisher Scientific, Inc.	279	62,437
Travelers Cos., Inc. (The)	597	71,491
Union Pacific Corp.	111	15,344
United Continental Holdings, Inc.(a)	7,213	603,944
United Technologies Corp.	5,137	546,988
UnitedHealth Group, Inc.	798	198,798
US Bancorp	385	17,594
Valero Energy Corp.	443	33,212
VeriSign, Inc.(a)	155	22,985

Security		Shares	Value
United States (continued)
Verizon Communications, Inc.		11,787	$662,665
VF Corp.		74	5,279
Visa, Inc., Class A		606	79,956
Vistra Energy Corp.(a)		3,665	83,892
VMware, Inc., Class A(a)		128	17,553
Vornado Realty Trust		247	15,321
Walgreens Boots Alliance, Inc.		35	2,392
Walmart, Inc.		483	44,991
Walt Disney Co. (The)		194	21,272
Waste Management, Inc.		91	8,098
Wells Fargo & Co.		31,590	1,455,667
Western Digital Corp.		12,310	455,101
Weyerhaeuser Co.		649	14,187
Williams Cos., Inc. (The)		63,200	1,393,560
Wyndham Destinations, Inc.		331	11,863
Xcel Energy, Inc.		184	9,066
Yum! Brands, Inc.		281	25,830
Zoetis, Inc.		171	14,627
Zynga, Inc., Class A(a)		93,070	365,765

			55,189,998

Total Common Stocks — 58.4% (Cost: $105,310,372)			101,582,354

		Par (000)

Corporate Bonds — 4.6%

Australia — 0.4%
Quintis Australia Pty. Ltd.(c)(e)(h):
7.50% (7.50% Cash or 8.00% PIK), 10/01/26	USD	360	354,367
12.00% (0.00% Cash or 0.00% PIK), 10/01/28		427	426,980

			781,347

Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		80	78,252
4.00%, 04/13/28		132	126,262

			204,514

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(a)(e)(i)		166	3,326

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/05/12(a)(i)(j)(k)		300	3,000

France — 0.1%
Danone SA, 2.59%, 11/02/23(e)		200	190,138

Germany — 0.2%
Bayer Capital Corp. BV, 5.63%, 11/22/19(e)(j)	EUR	300	262,850

India — 0.0%
REI Agro Ltd.(a)(c)(i)(j):
5.50%, 11/13/14(e)	USD	220	—
5.50%, 11/13/14		152	—

			—

Japan — 0.2%
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23		410	417,208

Luxembourg — 0.0%
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(e)		37	38,110

Netherlands — 0.1%
ING Groep NV, 4.10%, 10/02/23		200	199,879

Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(e)(j)	SGD	250	177,652

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/20(a)(c)(e)(i)(j)	USD	800	$124,000

United Kingdom — 0.1%
HSBC Holdings plc, (LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(l)		200	195,731

United States — 3.2%
Allergan Funding SCS, 3.45%, 03/15/22		127	124,973
Allergan Sales LLC, 5.00%, 12/15/21(e)		63	64,821
American Express Co., 3.70%, 08/03/23		285	285,824
Apple, Inc.:
3.35%, 02/09/27		233	227,033
3.20%, 05/11/27		224	216,178
AT&T, Inc., 3.60%, 02/17/23		278	276,277
AvalonBay Communities, Inc., 3.50%, 11/15/24		28	27,832
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(l)		58	56,962
3.30%, 01/11/23		133	130,986
4.00%, 01/22/25		71	69,165
Becton Dickinson and Co.:
3.13%, 11/08/21		129	127,227
2.89%, 06/06/22		106	102,663
3.36%, 06/06/24		57	54,747
BP Capital Markets America, Inc., 3.79%, 02/06/24		115	116,241
Capital One Financial Corp.:
3.20%, 01/30/23		96	93,420
3.30%, 10/30/24		40	37,830
Citigroup, Inc., 2.45%, 01/10/20		128	126,972
Comcast Corp.:
3.45%, 10/01/21		106	107,075
2.75%, 03/01/23		134	130,418
3.70%, 04/15/24		264	265,612
CVS Health Corp., 3.70%, 03/09/23		409	404,622
DowDuPont, Inc., 3.77%, 11/15/20		105	106,007
eBay, Inc., 2.75%, 01/30/23		75	72,104
Edgewell Personal Care Co.:
4.70%, 05/19/21		66	65,010
4.70%, 05/24/22		65	62,563
Enterprise Products Operating LLC:
3.35%, 03/15/23		71	70,030
3.90%, 02/15/24		40	40,339
Gilead Sciences, Inc., 3.25%, 09/01/22		133	132,687
Goldman Sachs Group, Inc. (The), (LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(l)		133	127,679
Halfmoon Parent, Inc.(e):
3.40%, 09/17/21		181	180,588
3.75%, 07/15/23		154	153,487
Hughes Satellite Systems Corp., 7.63%, 06/15/21		21	21,788
Northrop Grumman Corp., 2.55%, 10/15/22		133	128,698
Philip Morris International, Inc.:
2.50%, 11/02/22		24	23,066
3.60%, 11/15/23		53	53,122
QUALCOMM, Inc.:
2.60%, 01/30/23		67	64,475
2.90%, 05/20/24		80	76,176
Sempra Energy, 2.88%, 10/01/22		35	33,755
Sherwin-Williams Co. (The), 2.25%, 05/15/20		25	24,617
Simon Property Group LP, 2.75%, 06/01/23		53	51,359
Starbucks Corp., 3.10%, 03/01/23		134	131,984
UnitedHealth Group, Inc.:
3.50%, 06/15/23		133	134,147
3.50%, 02/15/24		85	85,544

Security		Par (000)	Value

United States (continued)
Verizon Communications, Inc., 3.13%, 03/16/22	USD	139	$138,073
Walgreen Co., 3.10%, 09/15/22		136	132,668
Wells Fargo & Co., 3.07%, 01/24/23		28	27,270
Wells Fargo Bank NA, 3.55%, 08/14/23		250	248,943
Williams Cos., Inc. (The), 3.70%, 01/15/23		67	65,359

			5,498,416

Total Corporate Bonds — 4.6% (Cost: $9,776,390)			8,096,171

Floating Rate Loan Interests — 0.2%(m)

United States — 0.2%
Fieldwood Energy LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.77%, 04/11/23		75	65,318
Fieldwood Energy LLC, Term Loan, (LIBOR USD 1 Month + 5.25%), 7.77%, 04/11/22		56	51,885
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR USD 1 Month + 1.75%), 4.26%, 10/25/23		212	203,710

			320,913

Total Floating Rate Loan Interests — 0.2% (Cost: $288,619)			320,913

Foreign Government Obligations — 2.8%

Argentina — 0.8%
Republic of Argentina:
3.38%, 01/15/23	EUR	110	99,881
6.88%, 01/26/27	USD	559	424,840
5.88%, 01/11/28		808	578,730
7.82%, 12/31/33	EUR	322	308,072

			1,411,523

Australia — 0.2%
Commonwealth of Australia, 3.00%, 03/21/47	AUD	568	413,921

Canada — 0.2%
Canadian Government Bond, 0.75%, 03/01/21	CAD	446	318,982

Germany — 0.9%
Federal Republic of Germany, 0.50%, 02/15/28	EUR	1,265	1,491,788

Mexico — 0.7%
United Mexican States:
6.50%, 06/10/21	MXN	128	619,686
8.00%, 12/07/23		122	605,596

			1,225,282

Total Foreign Government Obligations — 2.8% (Cost: $5,298,422)			4,861,496

		Shares

Investment Companies — 1.3%
iShares Gold Trust(a)(n)(u)		126,072	1,549,425
SPDR Gold Shares(a)(g)(n)		4,023	487,789
VanEck Vectors Gold Miners ETF(d)		10,194	214,991

Total Investment Companies — 1.3% (Cost: $2,367,452)			2,252,205

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Preferred Securities — 2.5%

Capital Trusts — 0.9%

United Kingdom — 0.3%(m)(o)
HSBC Holdings plc, 6.37%	USD	235	$218,550
Lloyds Bank plc, 13.00%	GBP	155	317,157

			535,707

United States — 0.6%
American Express Co., Series C, 4.90%(m)(o)		88	84,260
Citigroup, Inc.(m)(o):
Series O, 5.87%		300	289,500
Series Q, 5.95%		121	116,765
Goldman Sachs Group, Inc. (The), Series M, 5.38%(m)(o)		141	136,244
Morgan Stanley, Series H, 5.45%(m)(o)		100	97,262
NBCUniversal Enterprise, Inc., 5.25%(e)(o)		100	101,250
Prudential Financial, Inc.(m):
5.63%, 06/15/43		51	49,946
5.87%, 09/15/42		76	76,760
USB Capital IX, 3.50%(m)(o)		37	27,380

			979,367

Total Capital Trusts — 0.9% (Cost: $1,587,310)			1,515,074

		Shares

Preferred Stocks — 1.2%

Brazil — 0.1%
Braskem SA (Preference)		200	2,445
Itau Unibanco Holding SA (Preference)		10,134	92,822
Petroleo Brasileiro SA (Preference)(a)		332	1,943

			97,210

South Korea — 0.0%
Samsung Electronics Co. Ltd. (Preference)(a)		429	12,258

United States — 1.1%
Grand Rounds, Inc., Series C (Acquired 03/31/15, cost $127,944), 0.00%(a)(b)(c)		46,081	112,899
Grand Rounds, Inc., Series D (Acquired 05/01/18, cost $51,112), 0.00%(a)(b)(c)		21,089	51,036
Lookout, Inc., Series F (Acquired 09/19/14-10/22/14, cost $243,061), 0.00%(a)(b)(c)		21,278	128,519
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $272,246), 0.00%(a)(b)(c)		44,412	240,269
Uber Technologies, Inc., Series D (Acquired 06/06/14, cost $418,728), 0.00%(a)(b)(c)		26,992	1,213,830
Wells Fargo & Co., Series L, 7.50%(j)(o)		57	71,932
Welltower, Inc., Series I, 6.50%(d)(j)(o)		2,453	154,907

			1,973,392

Total Preferred Stocks — 1.2% (Cost: $1,393,312)			2,082,860

Trust Preferreds — 0.4%

China — 0.2%
Mandatory Exchangeable Trust, 5.75%, 06/01/19(e)(j)		2,682	413,913

United States — 0.2%(m)
Citigroup Capital XIII, 8.89%, 10/30/40		6,206	164,024
GMAC Capital Trust I, Series 2, 8.40%, 02/15/40		6,800	172,380

			336,404

Total Trust Preferreds — 0.4% (Cost: $593,769)			750,317

Total Preferred Securities — 2.5% (Cost: $3,574,391)			4,348,251

Security		Par (000)		Value

U.S. Treasury Obligations — 24.3%
U.S. Treasury Inflation Linked Notes, 0.63%, 04/15/23	USD	1,441		$1,416,963
U.S. Treasury Notes:
1.50%, 11/30/19(n)		3,346		3,311,098
2.75%, 08/31/23		4,305		4,353,263
2.88%, 09/30/23-11/30/25		15,045		15,296,375
2.88%, 10/31/23(g)		11,928		12,126,591
3.00%, 10/31/25(p)		5,623		5,768,217

Total U.S. Treasury Obligations — 24.3% (Cost: $41,455,070)				42,272,507

Total Long-Term Investments — 94.1% (Cost: $168,070,716)				163,733,897

Short-Term Securities — 7.5%

Foreign Government Obligations — 2.0%(q)

Japan — 2.0%
Japan Treasury Bills:
(0.32)%, 01/28/19	JPY	110,300		1,006,448
(0.34)%, 02/04/19		110,400		1,007,394
(0.25)%, 03/04/19		114,050		1,040,828
(0.16)%, 03/25/19		48,400		441,743

				3,496,413

Total Foreign Government Obligations — 2.0% (Cost: $3,412,773)				3,496,413

		Shares

Money Market Funds — 1.6%(r)(u)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%		572,384		572,384
SL Liquidity Series, LLC, Money Market Series, 2.57%(s)		2,217,730		2,217,509

Total Money Market Funds — 1.6% (Cost: $2,789,953)				2,789,893

		Par (000)

Time Deposits — 0.0%

Canada — 0.0%
Brown Brothers Harriman & Co., 0.84%, 01/02/19	CAD	6		4,582

Europe — 0.0%
Citibank NA, (0.57)%, 01/02/19	EUR	18		20,211

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 1.52%, 01/02/19	HKD	15		1,975

United Kingdom — 0.0%
JPMorgan Chase & Co., 0.37%, 01/02/19	GBP	—	(t)	296

United States — 0.0%
Brown Brothers Harriman & Co., 2.42%, 01/02/19	USD	1		985

Total Time Deposits — 0.0% (Cost: $28,049)				28,049

U.S. Treasury Obligations — 3.9%
U.S. Treasury Bills(q):
2.28%, 01/08/19		4,000		3,998,502
2.31%, 01/15/19		2,000		1,998,358
2.35%, 01/22/19		750		749,041

Total U.S. Treasury Obligations — 3.9% (Cost: $6,745,408)				6,745,901

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Total Short-Term Securities — 7.5% (Cost: $12,976,183)		$13,060,256

Total Options Purchased — 0.2% (Cost: $962,935)		426,631

Total Investments Before Options Written and Investments Sold Short — 101.8% (Cost: $182,009,834)		177,220,784

Total Options Written — (0.8)% (Premiums Received — $880,316)		(1,355,470)

	Shares

Investments Sold Short — (0.2)%

Common Stocks — (0.2)%

France — (0.1)%
Pernod Ricard SA	600	(98,472)

Japan — (0.1)%
SUMCO Corp.	9,800	(109,143)
Yaskawa Electric Corp.	4,800	(117,332)

		(226,475)

United States — 0.0%
LyondellBasell Industries NV, Class A	735	(61,122)

Total Common Stocks — (0.2)% (Proceeds: $491,633)		(386,069)

Total Investments Sold Short — (0.2)% (Proceeds: $491,633)		(386,069)

Total Investments Net of Options Written and Investments Sold Short — 100.8% (Cost: $180,637,885)		175,479,245

Liabilities in Excess of Other Assets — (0.8)%		(1,496,183)

Net Assets — 100.0%		$173,983,062

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,936,743, representing 1.11% of its net assets as of period end, and an original cost of $1,715,462.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security, or a portion of the security, is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(m)	Variable rate security. Rate shown is the rate in effect as of period end.
(n)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(o)	Perpetual security with no stated maturity date.
(p)	All or a portion of the security has been pledged in connection with outstanding centrally cleared swaps.
(q)	Rates are discount rates or a range of discount rates as of period end.
(r)	Annualized 7-day yield as of period end.
(s)	Security was purchased with the cash collateral from loaned securities.
(t)	Amount is less than $500.

(u)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased	Shares Sold		Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,343,679	—	(7,771,295	)(b)	572,384	$572,384	$53,944		$—	$—
SL Liquidity Series, LLC, Money Market Series	4,119,672	—	(1,901,942	)(b)	2,217,730	2,217,509	18,967	(c)	1,209	43
iShares Gold Trust	55,980	70,092	—		126,072	1,549,425	—		—	(55,469)

						$4,339,318	$72,911		$1,209	$(55,426)

(a)	Includes capital gain distribution, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Yen Denominated Nikkei 225 Index	4	03/07/19	362	$16,077
EURO STOXX 50 Index	105	03/15/19	3,578	100,439
NASDAQ 100 E-mini Index	6	03/15/19	760	17,815
S&P 500 E-Mini Index	5	03/15/19	626	699
Canada 10 Year Bond	15	03/20/19	1,503	(18,093)

				$116,937

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	19,999	USD	181	UBS AG	01/04/19	$1
JPY	346,829	USD	3,142	UBS AG	01/07/19	24
JPY	102,493,612	USD	923,000	JPMorgan Chase Bank NA	01/25/19	13,832
USD	307,698	AUD	435,000	JPMorgan Chase Bank NA	01/25/19	1,161
JPY	102,108,000	USD	914,225	Citibank NA	01/31/19	19,524
JPY	156,520,000	USD	1,392,112	JPMorgan Chase Bank NA	02/14/19	40,700
EUR	406,000	USD	463,863	Goldman Sachs International	02/15/19	3,026
EUR	400,000	USD	455,155	Morgan Stanley & Co. International plc	02/28/19	5,299
JPY	62,120,993	USD	550,000	Morgan Stanley & Co. International plc	03/07/19	19,575
EUR	393,000	USD	447,007	Morgan Stanley & Co. International plc	03/14/19	5,936
SEK	8,174,948	EUR	791,000	Bank of America NA	03/21/19	15,919

						124,997

GBP	635,000	USD	828,977	JPMorgan Chase Bank NA	01/11/19	(19,287)
EUR	401,000	USD	460,818	Morgan Stanley & Co. International plc	01/25/19	(482)
USD	995,123	JPY	110,300,000	Morgan Stanley & Co. International plc	01/28/19	(13,301)
NOK	3,032,000	USD	365,816	JPMorgan Chase Bank NA	02/01/19	(14,655)
USD	986,958	JPY	110,400,000	Goldman Sachs International	02/04/19	(22,926)
GBP	718,000	USD	939,894	JPMorgan Chase Bank NA	02/15/19	(22,750)
USD	466,825	EUR	406,000	Morgan Stanley & Co. International plc	02/15/19	(63)
GBP	375,000	USD	490,920	JPMorgan Chase Bank NA	02/21/19	(11,781)
USD	459,068	EUR	400,000	Deutsche Bank AG	02/28/19	(1,387)
USD	506,348	BRL	1,974,000	Deutsche Bank AG	03/01/19	(796)
USD	1,023,408	JPY	114,050,000	Goldman Sachs International	03/04/19	(21,995)
USD	450,646	EUR	393,000	Morgan Stanley & Co. International plc	03/14/19	(2,297)
ZAR	7,840,000	USD	547,289	BNP Paribas SA	03/14/19	(6,957)
USD	439,817	JPY	48,400,000	JPMorgan Chase Bank NA	03/25/19	(4,716)

						(143,393)

	Net Unrealized Depreciation					$(18,396)

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Chevron Corp.	UBS AG	5,390	01/18/19	USD	125.00	USD	586	$189
Exxon Mobil Corp.	UBS AG	3,664	01/18/19	USD	95.00	USD	250	55
Schlumberger Ltd.	UBS AG	5,304	01/18/19	USD	90.00	USD	191	26
SPDR Gold Shares(a)	JPMorgan Chase Bank NA	2,851	02/15/19	USD	120.00	USD	346	8,140
TOPIX Index	Morgan Stanley & Co. International plc	38,681	03/08/19	JPY	1,785.00	JPY	57,793	293
KOSPI 200 Index	Goldman Sachs International	2	03/14/19	USD	302.50	USD	5	444
Russell 2000 Index	Bank of America NA	537	03/15/19	USD	1,700.00	USD	724	148
SPDR Gold Shares(a)	Societe Generale SA	5,092	03/15/19	USD	121.00	USD	617	16,164
SPDR Gold Shares(a)	Societe Generale SA	5,338	04/18/19	USD	123.00	USD	647	16,281
GBP Currency	UBS AG	—	05/15/19	USD	1.32	GBP	2,843	67,239
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	2,871	05/17/19	USD	120.00	USD	348	12,197
BP plc	UBS AG	17,142	06/21/19	USD	52.00	USD	650	1,457
ConocoPhillips Co.	UBS AG	9,003	06/21/19	USD	75.00	USD	561	11,209
Occidental Petroleum Corp.	UBS AG	7,980	06/21/19	USD	92.50	USD	490	1,608
Royal Dutch Shell plc	UBS AG	9,785	06/21/19	USD	77.00	USD	570	1,566
SPDR Gold Shares(a)	Societe Generale SA	5,092	06/21/19	USD	124.00	USD	617	20,674
Suncor Energy, Inc.	UBS AG	11,597	06/21/19	USD	45.00	USD	324	290
Facebook, Inc.	UBS AG	5,568	09/20/19	USD	165.00	USD	730	31,020
TOTAL SA	UBS AG	12,113	09/20/19	USD	70.00	USD	632	1,551
TOPIX Banks Index	Bank of America NA	134,228	12/13/19	JPY	191.28	JPY	19,695	1,816
TOPIX Banks Index	Morgan Stanley & Co. International plc	254,099	12/13/19	JPY	191.28	JPY	37,284	3,438
Alphabet, Inc.	JPMorgan Chase Bank NA	324	01/17/20	USD	1,225.00	USD	336	18,720
Anadarko Petroleum Corp.	Credit Suisse International	3,417	01/17/20	USD	67.50	USD	150	5,433
BP plc	Nomura International plc	15,600	01/17/20	USD	43.50	USD	592	24,380
CVS Health Corp.	JPMorgan Chase Bank NA	2,397	01/17/20	USD	78.50	USD	157	8,883
Halliburton Co.	Citibank NA	6,585	01/17/20	USD	50.00	USD	175	1,119
Johnson & Johnson	Bank of America NA	2,430	01/17/20	USD	155.00	USD	314	6,282
JPMorgan Chase & Co.	Citibank NA	2,402	01/17/20	USD	114.50	USD	234	7,995
Schlumberger Ltd.	UBS AG	5,511	01/17/20	USD	70.00	USD	199	661
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	6,991	03/13/20	JPY	4,756.33	JPY	25,482	2,881
TOPIX Banks Index	BNP Paribas SA	181,254	03/13/20	JPY	194.04	JPY	26,595	2,939
TOPIX Banks Index	Morgan Stanley & Co. International plc	161,095	04/10/20	JPY	192.04	JPY	23,637	3,022
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	5,643	09/11/20	JPY	4,816.24	JPY	20,569	2,983
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	5,646	12/11/20	JPY	4,894.87	JPY	20,580	2,969
EURO STOXX Bank Index	Barclays Bank plc	3,161	03/19/21	EUR	136.97	EUR	952	3,149
EURO STOXX Bank Index	UBS AG	3,260	06/18/21	EUR	134.92	EUR	982	3,343

								290,564

Put
S&P 500 Index	Barclays Bank plc	71	01/18/19	USD	2,350.00	USD	178	$948
S&P 500 Index	Barclays Bank plc	86	01/18/19	USD	2,400.00	USD	216	1,724
S&P 500 Index	Barclays Bank plc	669	01/18/19	USD	2,700.00	USD	1,677	128,716
S&P 500 Index	Barclays Bank plc	71	01/31/19	USD	2,400.00	USD	178	2,215

								133,603

								$424,167

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap	3.00%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	03/04/19	3.00%	USD 5,694	$2,464

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
McDonald’s Corp.	1	01/18/19	USD	185.00	USD	18	$(88)
Amazon.com, Inc.	2	02/15/19	USD	1,790.00	USD	300	(3,070)
Amazon.com, Inc.	2	02/15/19	USD	1,780.00	USD	300	(3,460)
Amazon.com, Inc.	2	02/15/19	USD	1,800.00	USD	300	(2,770)

							$(9,388)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Apple, Inc.	Barclays Bank plc	1,364	01/18/19	USD	160.00	USD	215	$(5,763)
Microsoft Corp.	Barclays Bank plc	2,417	01/18/19	USD	90.00	USD	245	(29,125)
United Continental Holdings, Inc.	Deutsche Bank AG	1,754	01/18/19	USD	75.00	USD	147	(16,137)
TOPIX Index	Morgan Stanley & Co. International plc	38,681	03/08/19	JPY	1,950.00	JPY	57,793	(71)
KOSPI 200 Index	Goldman Sachs International	2	03/14/19	USD	327.50	USD	5	(32)
ConocoPhillips Co.	UBS AG	9,003	06/21/19	USD	85.00	USD	561	(2,071)
TOTAL SA	UBS AG	12,113	09/20/19	USD	75.00	USD	632	(2,315)
TOPIX Banks Index	Bank of America NA	134,228	12/13/19	JPY	221.29	JPY	19,695	(519)
TOPIX Banks Index	Morgan Stanley & Co. International plc	254,099	12/13/19	JPY	221.29	JPY	37,284	(982)
Alphabet, Inc.	JPMorgan Chase Bank NA	324	01/17/20	USD	1,350.00	USD	336	(9,491)
Anadarko Petroleum Corp.	Credit Suisse International	3,417	01/17/20	USD	76.00	USD	150	(2,932)
Comcast Corp.	Citibank NA	5,994	01/17/20	USD	37.50	USD	204	(14,266)
CVS Health Corp.	JPMorgan Chase Bank NA	2,397	01/17/20	USD	87.50	USD	157	(3,571)
Facebook, Inc.	UBS AG	13,009	01/17/20	USD	220.00	USD	1,705	(17,237)
Johnson & Johnson	Bank of America NA	2,430	01/17/20	USD	170.00	USD	314	(2,150)
JPMorgan Chase & Co.	Citibank NA	2,402	01/17/20	USD	125.50	USD	234	(3,555)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	6,991	03/13/20	JPY	5,679.90	JPY	25,482	(732)
TOPIX Banks Index	BNP Paribas SA	181,254	03/13/20	JPY	237.47	JPY	26,595	(642)
TOPIX Banks Index	Morgan Stanley & Co. International plc	161,095	04/10/20	JPY	233.87	JPY	23,637	(717)

								(112,308)

Put
S&P 500 Index	Barclays Bank plc	71	01/18/19	USD	2,200.00	USD	178	(246)
S&P 500 Index	Barclays Bank plc	86	01/18/19	USD	2,250.00	USD	216	(473)
S&P 500 Index	Barclays Bank plc	71	01/31/19	USD	2,250.00	USD	178	(753)
TOPIX Index	Morgan Stanley & Co. International plc	38,681	03/08/19	JPY	1,600.00	JPY	57,793	(44,290)
KOSPI 200 Index	Goldman Sachs International	2	03/14/19	USD	270.00	USD	5	(33,315)
S&P 500 Index	Bank of America NA	284	03/15/19	USD	2,600.00	USD	712	(40,172)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	1,435	05/17/19	USD	113.00	USD	174	(378)
TOPIX Banks Index	Bank of America NA	134,228	12/13/19	JPY	156.59	JPY	19,695	(27,105)
TOPIX Banks Index	Morgan Stanley & Co. International plc	254,099	12/13/19	JPY	156.59	JPY	37,284	(51,308)
Alphabet, Inc.	JPMorgan Chase Bank NA	324	01/17/20	USD	860.00	USD	336	(14,693)
Anadarko Petroleum Corp.	Credit Suisse International	3,417	01/17/20	USD	46.00	USD	150	(29,809)
BP plc	Nomura International plc	15,600	01/17/20	USD	28.00	USD	592	(16,770)
CVS Health Corp.	JPMorgan Chase Bank NA	2,397	01/17/20	USD	56.00	USD	157	(9,453)
Facebook, Inc.	UBS AG	13,009	01/17/20	USD	155.00	USD	1,705	(399,701)
Halliburton Co.	Citibank NA	6,585	01/17/20	USD	35.00	USD	175	(62,887)
Johnson & Johnson	Bank of America NA	2,430	01/17/20	USD	109.00	USD	314	(11,202)
JPMorgan Chase & Co.	Citibank NA	2,402	01/17/20	USD	87.25	USD	234	(15,121)
Schlumberger Ltd.	UBS AG	5,511	01/17/20	USD	52.50	USD	199	(96,718)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	6,991	03/13/20	JPY	3,832.77	JPY	25,482	(34,287)
TOPIX Banks Index	BNP Paribas SA	181,254	03/13/20	JPY	155.80	JPY	26,595	(39,256)
TOPIX Banks Index	Morgan Stanley & Co. International plc	161,095	04/10/20	JPY	157.82	JPY	23,637	(37,897)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	3,762	09/11/20	JPY	3,820.96	JPY	13,712	(23,197)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	3,764	12/11/20	JPY	3,786.60	JPY	13,720	(22,394)
EURO STOXX Bank Index	Barclays Bank plc	2,107	03/19/21	EUR	110.23	EUR	635	(86,101)
EURO STOXX Bank Index	UBS AG	2,144	06/18/21	EUR	106.38	EUR	646	(86,077)

								(1,183,603)

								$(1,295,911)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration	Exercise	Notional		Value
	Rate	Frequency	Rate	Frequency		Date	Rate	Amount (000)
Call
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Nomura International plc	03/04/19	2.70%	USD	5,694	$(50,171)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	USD 175	$(5,681)	$(11,509)	$5,828

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount(000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month LIBOR	Quarterly	2.97%	Semi-Annual	07/20/20	(a)	07/18/25	USD	6,141	$105,254	$—	$105,254
0.84%	Annual	6 month EURIBOR	Semi-Annual	N/A		02/15/28	EUR	660	(12,182)	—	(12,182)
0.84%	Annual	6 month EURIBOR	Semi-Annual	N/A		02/15/28	EUR	729	(13,465)	—	(13,465)
0.99%	Annual	6 month EURIBOR	Semi-Annual	N/A		10/29/28	EUR	3,805	(90,616)	—	(90,616)
3 month LIBOR	Quarterly	3.20%	Semi-Annual	N/A		10/29/28	USD	4,806	212,798	—	212,798
2.99%	Semi-Annual	3 month LIBOR	Quarterly	07/20/20	(a)	07/18/50	USD	1,380	(33,283)	—	(33,283)

									$168,506	$—	$168,506

(a)	Forward Swap

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid/(Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
EURO STOXX Banks Net Return Index	EUR	(278,081)	BNP Paribas SA	04/30/19	EUR	278	$29,600	$—	$29,600
S&P 500 Index Annual Dividend Future December 2020	USD	59,969	Goldman Sachs International	12/18/20	USD	60	10,656	—	10,656
Nikkei Dividend Future December 2020	JPY	3,827,500	BNP Paribas SA	04/01/21	JPY	3,828	4,585	—	4,585
Nikkei Dividend Future December 2020	JPY	7,760,000	BNP Paribas SA	04/01/21	JPY	7,760	8,211	—	8,211
Nikkei Dividend Future December 2020	JPY	4,215,000	BNP Paribas SA	04/01/21	JPY	4,215	1,049	—	1,049
S&P 500 Index Annual Dividend Future December 2021	USD	72,825	BNP Paribas SA	12/17/21	USD	73	12,525	—	12,525
Nikkei Dividend Future December 2021	JPY	4,260,000	BNP Paribas SA	04/01/22	JPY	4,260	739	—	739
Nikkei Dividend Future December 2021	JPY	3,975,000	BNP Paribas SA	04/01/22	JPY	3,975	3,339	—	3,339
Nikkei Dividend Future December 2021	JPY	7,860,000	BNP Paribas SA	04/01/22	JPY	7,860	7,500	—	7,500
Nikkei Dividend Future December 2021	JPY	3,985,000	BNP Paribas SA	04/01/22	JPY	3,985	3,248	—	3,248

							$81,452	$—	$81,452

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Citibank NA	02/24/23-02/27/23	$(332,253)	$(10,776	)(b)	$(343,633)	0.2%
	JP Morgan Chase Bank NA	02/08/23	(414,615)	16,545	(c)	(399,055)	0.2%

				$5,769		$(742,688)

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-151 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR

EUR 1 Week

USD 1 Week

(b)	Amount includes $604 of net dividends and financing fees.
(c)	Amount includes $985 of net dividends and financing fees.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.81%
6 month EURIBOR	Euro Interbank Offered Rate	(0.24%)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(11,509)	$323,880	$(149,546)	$—
OTC Swaps	—	—	97,997	(10,776)	—
Options Written	N/A	N/A	318,532	(793,686)	(1,355,470)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$135,030	$—	$—	$—	$135,030
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	124,997	—	—	124,997
Options purchased
Investments at value — unaffiliated(b)	—	—	356,928	67,239	2,464	—	426,631
Swaps — centrally cleared
Net unrealized appreciation(a)	—	5,828	—	—	318,052	—	323,880
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	97,997	—	—	—	97,997

	$—	$5,828	$589,955	$192,236	$320,516	$—	$1,108,535

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$18,093	$—	$18,093
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	143,393	—	—	143,393
Options written
Options written, at value	—	—	1,305,299	—	50,171	—	1,355,470
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	149,546	—	149,546
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	10,776	—	—	—	10,776

	$—	$—	$1,316,075	$143,393	$217,810	$—	$1,677,278

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$16,345	$—	$—	$—	$16,345
Forward foreign currency exchange contracts	—	—	—	(267,965)	—	—	(267,965)
Options purchased(a)	—	—	197,511	(210,942)	(116,264)	—	(129,695)
Options written	—	—	241,438	87,865	(91,885)	—	237,418
Swaps	—	(38,636)	405,255	47,469	(280,381)	—	133,707

	$—	$(38,636)	$860,549	$(343,573)	$(488,530)	$—	$ (10,190)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$139,836	$—	$(18,093)	$—	$121,743
Forward foreign currency exchange contracts	—	—	—	(149,643)	—	—	(149,643)
Options purchased(b)	—	—	(670,659)	(81,689)	93,109	—	(659,239)
Options written	—	—	(563,015)	(47,379)	(100,286)	—	(710,680)
Swaps	—	36,645	(363,407)	—	4,382	—	(322,380)

	$—	$36,645	$(1,457,245)	$(278,711)	$(20,888)	$—	$(1,720,199)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$248,807
Average notional value of contracts — short	$5,011,375
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,625,332
Average amounts sold — in USD	$10,513,124
Options:
Average value of option contracts purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	$544,260
Average value of option contracts written . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	$864,525
Average notional value of swaption contracts purchased . . . . . . . . . . . . . . . . . . . . . .	$12,005,716
Average notional value of swaption contracts written . . . . . . . . . . . . . . . . . . . . . . . . ..	$14,837,115
Credit default swaps:
Average notional value — buy protection	$161,356

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio

Interest rate swaps:
Average notional value — pays fixed rate	$9,161,844
Average notional value — receives fixed rate	$9,614,691
Currency swaps:
Average notional value — pays	$887,441
Average notional value — receives	$946,109
Total return swaps:
Average notional value	$1,330,610

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$4,564	$75,756
Forward foreign currency exchange contracts	124,997	143,393
Options(a)	426,631	1,355,470
Swaps — Centrally cleared	21,934	—
Swaps — OTC(b)	97,997	10,776

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$676,123	$1,585,395
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(26,498)	(85,144)

Total derivative assets and liabilities subject to an MNA	$649,625	$1,500,251

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$24,165	$(24,165)	$—	$—	$—
Barclays Bank plc	136,752	(122,461)	—	—	14,291
BNP Paribas SA	73,735	(46,855)	—	(26,880)	—
Citibank NA	28,638	(28,638)	—	—	—
Credit Suisse International	5,433	(5,433)	—	—	—
Goldman Sachs International	14,126	(14,126)	—	—	—
JPMorgan Chase Bank NA	99,841	(99,841)	—	—	—
JPMorgan Chase Bank NA(e)	8,140	—	—	—	8,140
Morgan Stanley & Co. International plc	46,396	(46,396)	—	—	—
Morgan Stanley & Co. International plc(e)	12,197	(378)	—	—	11,819
Nomura International plc	26,844	(26,844)	—	—	—
Societe Generale SA(e)	53,119	—	—	—	53,119
UBS AG	120,239	(120,239)	—	—	—

	$649,625	$(535,376)	$—	$(26,880)	$87,369

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Bank of America NA	$81,148	$(24,165)	$—	$—	$56,983
Barclays Bank plc	122,461	(122,461)	—	—	—
BNP Paribas SA	46,855	(46,855)	—	—	—
Citibank NA	106,605	(28,638)	—	—	77,967
Credit Suisse International	32,741	(5,433)	—	—	27,308
Deutsche Bank AG	18,320	—	—	—	18,320
Goldman Sachs International	78,268	(14,126)	—	—	64,142
JPMorgan Chase Bank NA	110,397	(99,841)	—	—	10,556
Morgan Stanley & Co. International plc	232,018	(46,396)	—	—	185,622
Morgan Stanley & Co. International plc(e)	378	(378)	—	—	—
Nomura International plc	66,941	(26,844)	—	—	40,097
UBS AG	604,119	(120,239)	(432,629)	—	51,251

	$1,500,251	$(535,376)	$(432,629)	$—	$532,246

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
(e)	Represents derivatives owned by the BlackRock Cayman Global Allocation Portfolio. Fund I, Ltd., a wholly-owed subsidiary of the Fund. See Note 1.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$1,927	$145,089	$117,229	$264,245
Belgium	—	409,306	—	409,306
Brazil	1,250,131	—	—	1,250,131
Canada	2,535,934	—	—	2,535,934
China	467,224	2,116,312	—	2,583,536
Czech Republic	—	75,615	—	75,615
Denmark	—	157,055	—	157,055
Finland	—	16,243	—	16,243
France	788,227	3,947,761	—	4,735,988
Germany	554,706	1,722,212	—	2,276,918
Hong Kong	—	1,602,067	—	1,602,067
India	—	2,102,880	—	2,102,880
Indonesia	—	64,381	—	64,381
Italy	190,115	768,534	—	958,649
Japan	—	13,447,924	—	13,447,924
Macau	—	8,061	—	8,061
Malaysia	—	29,980	—	29,980
Mexico	11,592	—	—	11,592
Netherlands	659,518	3,275,076	—	3,934,594
Norway	—	4,158	—	4,158
Peru	1,323	—	—	1,323
Poland	—	4,877	—	4,877
Portugal	—	188,056	—	188,056
Singapore	—	962,041	—	962,041
South Africa	—	25,584	—	25,584
South Korea	53,726	1,118,917	—	1,172,643
Spain	—	618,500	—	618,500
Sweden	—	27,613	—	27,613
Switzerland	—	1,593,142	—	1,593,142
Taiwan	—	1,493,836	—	1,493,836
Thailand	—	339,403	—	339,403

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Turkey	$—	$7,743	$—	$7,743
United Arab Emirates	—	666,684	—	666,684
United Kingdom	417,599	2,404,055	—	2,821,654
United States	55,033,399	72,932	83,667	55,189,998
Corporate Bonds:
Australia	—	—	781,347	781,347
Belgium	—	204,514	—	204,514
Chile	—	3,326	—	3,326
China	—	3,000	—	3,000
France	—	190,138	—	190,138
Germany	—	262,850	—	262,850
Japan	—	417,208	—	417,208
Luxembourg	—	38,110	—	38,110
Netherlands	—	199,879	—	199,879
Singapore	—	177,652	—	177,652
Turkey	—	—	124,000	124,000
United Kingdom	—	195,731	—	195,731
United States	—	5,498,416	—	5,498,416
Floating Rate Loan Interests	—	320,913	—	320,913
Foreign Government Obligations	—	4,861,496	—	4,861,496
Investment Companies	2,252,205	—	—	2,252,205
Preferred Securities:
Brazil	97,210	—	—	97,210
China	—	413,913	—	413,913
South Korea	—	12,258	—	12,258
United Kingdom	—	535,707	—	535,707
United States	563,243	979,367	1,746,553	3,289,163
U.S. Treasury Obligations	—	42,272,507	—	42,272,507
Short-Term Securities:
Foreign Government Obligations	—	3,496,413	—	3,496,413
Money Market Funds	572,384	—	—	572,384
Time Deposits	—	28,049	—	28,049
U.S. Treasury Obligations	—	6,745,901	—	6,745,901
Options Purchased:
Equity contracts	—	356,928	—	356,928
Foreign currency exchange contracts	—	67,239	—	67,239
Interest rate contracts	—	2,464	—	2,464
Liabilities:
Investment Sold Short
Common Stocks:
France	—	(98,472)	—	(98,472)
Japan	—	(226,475)	—	(226,475)
United States	(61,122)	—	—	(61,122)

Subtotal	$65,389,341	$106,375,069	$2,852,796	$174,617,206

Investments valued at NAV(a)				2,217,509

Total Investments				$176,834,715

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$5,828	$—	$5,828
Equity contracts	135,030	97,997	—	233,027
Foreign currency exchange contracts	—	124,997	—	124,997
Interest rate contracts	—	318,052	—	318,052
Liabilities:
Equity contracts	(9,388)	(1,306,687)	—	(1,316,075)
Foreign currency exchange contracts	—	(143,393)	—	(143,393)
Interest rate contracts	(18,093)	(199,717)	—	(217,810)

	$107,549	$(1,102,923)	$—	$(995,374)

(a)	As of December 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio

Transfers between Level 1 and Level 2 were as follows:

	Transfers Out of Level 1(a)	Transfers Into Level 2(a)
Assets:
Investments:
Common Stocks:
Czech Republic	$87,740	$87,740
Hong Kong	199,749	199,749
India	1,395	1,395
Japan	5,627	5,627
Poland	1,097	1,097
Portugal	206,795	206,795
South Korea	462,530	462,530
Taiwan	361,793	361,793
Thailand	151,715	151,715
United Arab Emirates	784,100	784,100
United Kingdom	313,532	313,532

	$2,576,073	$2,576,073

(a)

External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. See notes to financial statements.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Securities	Warrants	Total
Investments:
Assets:
Opening Balance, as of December 31, 2017	$9,808	$225,617	$2,338,429	$1	$2,573,855
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	(1,500)	(866,832)	—	(868,332)
Accrued discounts/premiums	—	(2,635)	—	—	(2,635)
Net realized gain (loss)	—	(982,547)	—	—	(982,547)
Net change in unrealized appreciation (depreciation)(a)(b)	(87,886)	831,630	223,843	(1)	967,586
Purchases	278,974	834,782	51,113	—	1,164,869
Sales	—	—	—	—	—

Closing Balance, as of December 31, 2018	$200,896	$905,347	$1,746,553	$—	$2,852,796

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018(b)	$(87,886)	$(136,320)	$223,843	$—	$(363)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Global Allocation Portfolio

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $83,638. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Common Stocks	$117,258	Market	Revenue Multiple(a)	3.50x	—
			Time to Exit(a)	0.5 years	—
			Volatility(a)	44%	—
		Income	Discount Rate(b)	15%	—
Corporate Bonds	905,347	Income	Discount Rate(b)	15% - 38%	18%
Preferred Stocks(c)	1,746,553	Market	Recent Transactions(a)	—	—

			Revenue Multiple(a)	3.50x - 14.25x	7.43x
			Time to Exit(b)	0.5 years	—
			Volatility(b)	44%	—
	$2,769,158

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
(c)

For the year ended December 31, 2018, the valuation technique for investments classified as preferred stocks amounting to $1,213,830 changed to Current Value. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	81

Schedule of Investments December 31, 2018	BlackRock Government Money Market Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Government Sponsored Agency Obligations — 47.3%
Federal Farm Credit Bank Discount Notes(a):
2.09%, 01/15/19	USD	1,995	$1,993,231
2.11%, 01/16/19		1,380	1,378,770
2.30%, 02/04/19		780	778,372
2.39%, 03/11/19		745	741,830
2.40%, 03/19/19		745	741,447
2.44%, 04/12/19		200	198,754
2.50%, 06/17/19		765	756,483
2.51%, 06/28/19		530	523,684
2.52%, 07/23/19		1,175	1,158,351
2.52%, 07/29/19		3,080	3,033,741
2.55%, 08/15/19		720	709,152
2.56%, 09/12/19		495	485,885
Federal Farm Credit Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.05%), 2.33%, 02/07/20		1,545	1,544,983
(LIBOR USD 1 Month + 0.00%), 2.47%, 06/19/20		1,000	1,000,683
(LIBOR USD 1 Month - 0.05%), 2.41%, 08/17/20		455	455,000
(LIBOR USD 1 Month - 0.04%), 2.36%, 09/11/20		545	544,972
(LIBOR USD 1 Month + 0.03%), 2.47%, 12/14/20		685	684,945
Federal Home Loan Bank Discount Notes(a):
1.21%, 01/04/19		525	524,907
1.88%, 01/09/19		1,885	1,884,045
1.98%, 01/11/19		1,900	1,898,784
2.11%, 01/16/19		3,250	3,246,860
2.21%, 01/23/19		430	429,384
2.25%, 01/29/19		210	209,637
2.30%, 02/05/19		430	429,020
2.31%, 02/06/19		640	638,496
2.32%, 02/11/19		1,305	1,301,486
2.33%, 02/13/19		300	299,147
2.33%, 02/15/19		810	807,602
2.35%, 02/20/19		360	358,810
2.39%, 03/06/19		200	199,201
2.40%, 03/20/19		1,250	1,243,714
2.41%, 03/27/19		5,000	4,971,348
2.50%, 06/21/19		735	726,307
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.09%), 2.42%, 01/25/19		845	845,000
(LIBOR USD 1 Month - 0.13%), 2.38%, 01/28/19		495	495,000
(LIBOR USD 1 Month - 0.13%), 2.22%, 02/01/19		855	855,000
(LIBOR USD 1 Month - 0.12%), 2.39%, 02/25/19		810	810,000
(LIBOR USD 1 Month - 0.12%), 2.39%, 03/25/19		1,700	1,700,000
(LIBOR USD 1 Month - 0.09%), 2.29%, 04/05/19		3,000	3,000,000
(LIBOR USD 3 Month - 0.16%), 2.62%, 06/12/19		340	339,961
(LIBOR USD 1 Month - 0.09%), 2.35%, 06/14/19		1,620	1,620,000
(LIBOR USD 3 Month - 0.16%), 2.63%, 06/20/19		855	855,000
2.50%, 06/21/19		225	225,000
(LIBOR USD 1 Month - 0.08%), 2.32%, 07/11/19		1,760	1,760,000
(LIBOR USD 1 Month - 0.11%), 2.36%, 07/19/19		2,095	2,095,000
(LIBOR USD 1 Month - 0.08%), 2.43%, 08/27/19		785	785,000
(LIBOR USD 1 Month - 0.09%), 2.30%, 09/09/19		1,655	1,655,000
(LIBOR USD 1 Month - 0.07%), 2.39%, 09/17/19		630	630,000
(LIBOR USD 3 Month - 0.14%), 2.66%, 12/19/19		430	430,000
(LIBOR USD 1 Month - 0.06%), 2.44%, 02/24/20		1,180	1,180,000
(LIBOR USD 1 Month - 0.04%), 2.41%, 04/17/20		1,805	1,804,773
(LIBOR USD 3 Month - 0.14%), 2.31%, 04/20/20		2,000	2,000,000
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 1 Month - 0.10%), 2.29%, 08/08/19(b)		965	964,713
Federal National Mortgage Association Discount Notes, 1.88%, 01/09/19(a)		1,485	1,484,261
Federal National Mortgage Association Notes, 0.88%, 08/02/19		730	722,666

Total U.S. Government Sponsored Agency Obligations — 47.3% (Cost: $62,155,405)			62,155,405

Security	Par (000)		Value

U.S. Treasury Obligations — 11.3%
U.S. Treasury Bills(a):
2.05%, 01/17/19	USD	7,305	$7,298,034
2.28%, 02/07/19		2,130	2,125,228
2.31%, 02/21/19		965	962,013
U.S. Treasury Notes:
1.13%, 01/31/19		60	59,948
1.25%, 01/31/19		60	59,955
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.57%, 01/31/19(b)		3,000	3,000,000
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.47%, 10/31/20(b)		1,300	1,297,519

Total U.S. Treasury Obligations — 11.3% (Cost: $14,802,697)			14,802,697

Total Repurchase Agreements — 37.8% (Cost: $49,700,000)			49,700,000

Total Investments — 96.4% (Cost: $126,658,102)(c)			126,658,102

Other Assets Less Liabilities — 3.6%			4,702,498

Net Assets — 100.0%			$131,360,600

(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Cost for U.S. federal income tax purposes.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Government Money Market Portfolio

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of Montreal	2.90%		12/31/18	01/02/19	$1,500	$1,500	$1,500,242	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.63% to 5.00%, due 02/28/19 to 08/15/48	$4,551,473	$1,540,014
BNP Paribas SA	3.00		12/31/18	01/02/19	10,000	10,000	10,001,667	U.S. Government Sponsored Agency Obligations, 3.00% to 6.00%, due 12/15/23 to 08/20/48	24,253,021	10,200,001
Goldman Sachs & Co. LLC	2.67		12/31/18	01/07/19	3,000	3,000	3,001,557	U.S. Government Sponsored Agency Obligation, 3.75%, due 08/01/28	3,022,712	3,090,001
JP Morgan Securities LLC	2.67	(a)	12/31/18	02/06/19	2,500	2,500	2,506,867	U.S. Government Sponsored Agency Obligations, 3.13% to 4.09%, due 01/20/40 to 02/25/51	47,937,800	2,625,003
	2.95		12/31/18	01/02/19	10,000	10,000	10,001,639	U.S. Treasury Obligation, 1.50%, due 11/30/19	10,291,400	10,200,027

Total JP Morgan Securities LLC						$12,500				$12,825,030

Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.65		12/31/18	01/07/19	1,500	1,500	1,500,773	U.S. Government Sponsored Agency Obligation, 4.00%, due 08/01/48	1,538,070	1,545,000
	3.00		12/31/18	01/02/19	10,000	10,000	10,001,667	U.S. Government Sponsored Agency Obligation, 4.50%, due 08/20/48	9,690,300	10,200,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$11,500				$11,745,000

Mizuho Securities USA LLC	2.95		12/31/18	01/02/19	10,000	10,000	10,001,639	U.S. Treasury Obligation, 2.63%, due 12/31/23	10,175,000	10,200,030
Wells Fargo Securities LLC	2.50		12/26/18	01/02/19	1,200	1,200	1,200,583	U.S. Government Sponsored Agency Obligations, 0.00% to 9.00%, due 03/01/19 to 06/01/53	13,399,161	1,225,899

						$49,700				$50,825,975

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$126,658,102	$—	$126,658,102

(a)	See above Schedule of Investments for values in each security type.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 1.3%

Chemicals — 0.4%
Platform Specialty Products Corp.(a)		8,813	$91,038

Containers & Packaging — 0.2%
Crown Holdings, Inc.(a)		1,433	59,570

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		880	28,433

Hotels, Restaurants & Leisure — 0.4%
Star Group, Inc. (The)(a)		6,142	101,407

Media — 0.1%
Altice USA, Inc., Class A		1,650	27,258

Metals & Mining — 0.1%
Constellium NV, Class A(a)		5,016	35,062

Total Common Stocks — 1.3% (Cost: $451,103)			342,768

		Par (000)

Corporate Bonds — 76.2%

Aerospace & Defense — 2.3%
Arconic, Inc., 5.13%, 10/01/24	USD	100	96,001
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		27	25,582
Bombardier, Inc.(b):
7.75%, 03/15/20		10	10,150
8.75%, 12/01/21		46	47,380
5.75%, 03/15/22		13	12,122
6.00%, 10/15/22		2	1,875
6.13%, 01/15/23		67	62,812
7.50%, 12/01/24		128	120,640
7.50%, 03/15/25		99	93,308
BWX Technologies, Inc., 5.38%, 07/15/26(b)		15	14,433
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		27	27,473
Pioneer Holdings LLC, 9.00%, 11/01/22(b)		14	14,070
TransDigm, Inc.:
6.00%, 07/15/22		12	11,820
6.50%, 07/15/24		50	48,625
6.50%, 05/15/25		14	13,370
6.38%, 06/15/26		28	26,040

			625,701

Auto Components — 0.2%
Icahn Enterprises LP:
6.00%, 08/01/20		3	2,996
6.75%, 02/01/24		41	40,590
6.38%, 12/15/25		21	20,213
Lear Corp., Escrow(a)(c):
0.00%, 12/01/13		150	—
0.00%, 08/01/14		100	—

			63,799

Automobiles — 0.1%
Tesla, Inc., 5.30%, 08/15/25(b)		41	35,619

Banks — 0.4%
Banco Espirito Santo SA, 4.75%, 01/15/18(a)(d)	EUR	100	32,940
CIT Group, Inc.:
5.00%, 08/01/23	USD	54	52,920
5.25%, 03/07/25		12	11,730
6.13%, 03/09/28		10	9,950

			107,540

Security		Par (000)	Value

Building Products — 0.5%(b)
CPG Merger Sub LLC, 8.00%, 10/01/21	USD	37	$35,890
Jeld-Wen, Inc., 4.63%, 12/15/25		14	12,250
Masonite International Corp., 5.75%, 09/15/26		15	14,138
NCI Building Systems, Inc., 8.00%, 04/15/26		7	6,405
PGT Escrow Issuer, Inc., 6.75%, 08/01/26		10	9,850
Standard Industries, Inc.:
5.38%, 11/15/24		13	12,204
6.00%, 10/15/25		36	34,527
USG Corp., 4.88%, 06/01/27		18	18,135

			143,399

Capital Markets — 0.2%
Eagle Holding Co. II LLC, 7.63% ( 7.63% Cash or 8.38% PIK), 05/15/22(b)(e)		21	20,055
FS Energy & Power Fund, 7.50%, 08/15/23(b)		19	18,050
Lehman Brothers Holdings Capital Trust VII Escrow Bonds(a)(d):
9.00%, 03/01/15		30	570
0.00%, 05/17/49		110	2,090
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(b)		10	9,875
MSCI, Inc., 5.25%, 11/15/24(b)		12	11,940

			62,580

Chemicals — 2.9%
Blue Cube Spinco LLC:
9.75%, 10/15/23		42	46,200
10.00%, 10/15/25		32	36,160
Chemours Co. (The):
6.63%, 05/15/23		14	14,140
7.00%, 05/15/25		41	41,307
5.38%, 05/15/27		14	12,600
Gates Global LLC, 6.00%, 07/15/22(b)		85	83,300
GCB MPM Escrow LLC, 8.88%, 10/15/20(c)		82	—
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		16	15,600
Hexion, Inc., 10.38%, 02/01/22(b)		22	17,545
Huntsman International LLC, 5.13%, 11/15/22		20	20,150
Koppers, Inc., 6.00%, 02/15/25(b)		10	8,800
Momentive Performance Materials, Inc., 3.88%, 10/24/21		28	29,680
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		31	27,978
Olin Corp., 5.13%, 09/15/27		30	27,600
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		200	200,000
5.88%, 12/01/25		126	117,810
PQ Corp.(b):
6.75%, 11/15/22		42	43,260
5.75%, 12/15/25		51	47,175

			789,305

Commercial Services & Supplies — 2.0%
ADT Corp. (The):
3.50%, 07/15/22		37	34,225
4.13%, 06/15/23		34	31,110
4.88%, 07/15/32(b)		46	34,040
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		9	8,797
APX Group, Inc.:
8.75%, 12/01/20		34	32,385
7.88%, 12/01/22		25	23,625
Aramark Services, Inc.(b):
5.00%, 04/01/25		5	4,887
5.00%, 02/01/28		63	58,748
GFL Environmental, Inc., 5.38%, 03/01/23(b)		13	11,375
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		14	12,758
Hulk Finance Corp., 7.00%, 06/01/26(b)		12	10,470

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	20	$18,050
Matthews International Corp., 5.25%, 12/01/25(b)		2	1,860
Mobile Mini, Inc., 5.88%, 07/01/24		50	49,000
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		6	5,610
Nielsen Finance LLC, 5.00%, 04/15/22(b)		35	33,425
Prime Security Services Borrower LLC, 9.25%, 05/15/23(b)		99	102,094
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		20	19,400
Tervita Escrow Corp., 7.63%, 12/01/21(b)		32	30,480
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		12	11,040

			533,379

Communications Equipment — 0.4%
CommScope Technologies LLC, 5.00%, 03/15/27(b)		40	32,400
CommScope, Inc., 5.50%, 06/15/24(b)		3	2,745
Nokia OYJ, 6.63%, 05/15/39		60	60,900

			96,045

Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		22	18,755
Engility Corp., 8.88%, 09/01/24		26	27,755
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22		17	16,575
6.25%, 03/15/26		7	6,370
Tutor Perini Corp., 6.88%, 05/01/25(b)		12	11,160
Weekley Homes LLC, 6.63%, 08/15/25		3	2,752

			83,367

Consumer Finance — 1.4%
Ally Financial, Inc.:
4.63%, 05/19/22		24	23,610
5.13%, 09/30/24		40	39,700
8.00%, 11/01/31		133	147,630
Navient Corp.:
6.63%, 07/26/21		22	21,230
6.50%, 06/15/22		6	5,595
5.50%, 01/25/23		37	32,375
7.25%, 09/25/23		17	15,597
5.88%, 10/25/24		7	5,845
6.75%, 06/25/25		13	11,083
6.75%, 06/15/26		12	9,960
5.63%, 08/01/33		24	15,840
Springleaf Finance Corp.:
5.63%, 03/15/23		4	3,690
6.88%, 03/15/25		38	34,010
7.13%, 03/15/26		6	5,355

			371,520

Containers & Packaging — 1.7%
Ardagh Packaging Finance plc, 4.63%, 05/15/23(b)		200	191,000
BWAY Holding Co., 5.50%, 04/15/24(b)		76	71,440
Crown Americas LLC:
4.75%, 02/01/26(b)		37	34,872
4.25%, 09/30/26		28	25,130
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		12	11,850
OI European Group BV, 4.00%, 03/15/23(b)		19	17,765
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		8	7,733
5.13%, 07/15/23(b)		6	5,715
7.00%, 07/15/24(b)		95	90,488
Sealed Air Corp., 6.88%, 07/15/33(b)		9	8,978

			464,971

Security		Par (000)	Value

Distributors — 0.2%(b)
American Builders & Contractors Supply Co., Inc.:
5.75%, 12/15/23	USD	2	$1,980
5.88%, 05/15/26		27	25,582
Core & Main LP, 6.13%, 08/15/25		29	25,520

			53,082

Diversified Consumer Services — 0.4%
frontdoor, Inc., 6.75%, 08/15/26(b)		26	24,700
Graham Holdings Co., 5.75%, 06/01/26(b)		18	18,045
Laureate Education, Inc., 8.25%, 05/01/25(b)		11	11,302
Service Corp. International, 4.50%, 11/15/20		20	19,850
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		26	24,570

			98,467

Diversified Financial Services — 1.7%(b)
Jefferies Finance LLC, 7.38%, 04/01/20		200	199,500
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	100	111,424
6.25%, 05/15/26	USD	3	2,895
8.25%, 11/15/26		50	45,688
Tempo Acquisition LLC, 6.75%, 06/01/25		43	39,775
Travelport Corporate Finance plc, 6.00%, 03/15/26		18	18,180
Verscend Escrow Corp., 9.75%, 08/15/26		55	51,700

			469,162

Diversified Telecommunication Services — 6.1%
Altice France SA, 8.13%, 02/01/27(b)		248	233,740
CCO Holdings LLC(b):
4.00%, 03/01/23		29	27,043
5.13%, 05/01/23		7	6,807
5.13%, 05/01/27		222	206,771
5.00%, 02/01/28		71	65,320
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		40	39,900
Series W, 6.75%, 12/01/23		4	3,855
Series Y, 7.50%, 04/01/24		3	2,895
Series P, 7.60%, 09/15/39		2	1,580
Series U, 7.65%, 03/15/42		64	50,400
Cincinnati Bell, Inc.(b):
7.00%, 07/15/24		37	30,525
8.00%, 10/15/25		15	12,375
Embarq Corp., 8.00%, 06/01/36		42	38,010
Frontier Communications Corp.:
10.50%, 09/15/22		17	11,815
11.00%, 09/15/25		137	85,276
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		63	54,810
8.50%, 10/15/24(b)		77	74,690
9.75%, 07/15/25(b)		98	98,274
Level 3 Financing, Inc.:
5.38%, 08/15/22		21	20,590
5.63%, 02/01/23		10	9,825
5.13%, 05/01/23		13	12,545
5.38%, 01/15/24		21	20,003
5.38%, 05/01/25		17	15,937
5.25%, 03/15/26		74	67,710
Level 3 Parent LLC, 5.75%, 12/01/22		40	39,300
Qualitytech LP, 4.75%, 11/15/25(b)		16	14,960
Qwest Corp., 6.75%, 12/01/21		10	10,224
Sprint Capital Corp.:
6.90%, 05/01/19		25	25,125
8.75%, 03/15/32		66	69,630
Telecom Italia Capital SA:
6.38%, 11/15/33		36	32,495

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
6.00%, 09/30/34	USD	45	$38,925
Telesat Canada, 8.88%, 11/15/24(b)		27	28,080
Virgin Media Finance plc, 5.75%, 01/15/25(b)		200	188,006

			1,637,441

Electric Utilities — 0.0%
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(b)		10	9,250

Electrical Equipment — 0.4%(b)
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26		6	5,505
Sensata Technologies BV:
5.63%, 11/01/24		7	6,895
5.00%, 10/01/25		39	36,660
Vertiv Group Corp., 9.25%, 10/15/24		53	48,760

			97,820

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC:
5.50%, 12/01/24		32	31,600
5.00%, 09/01/25		53	50,747

			82,347

Energy Equipment & Services — 2.4%
Apergy Corp., 6.38%, 05/01/26		10	9,700
Calfrac Holdings LP, 8.50%, 06/15/26(b)		11	7,810
CSI Compressco LP, 7.50%, 04/01/25(b)		33	30,690
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		16	13,280
5.70%, 10/15/39		4	2,440
4.88%, 11/01/43		24	13,320
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(f)		23	15,209
Ensco plc:
4.50%, 10/01/24		8	5,200
5.20%, 03/15/25		19	12,635
7.75%, 02/01/26		25	18,500
5.75%, 10/01/44		14	7,824
McDermott Technology Americas, Inc., 10.63%, 05/01/24(b)		5	4,219
Nabors Industries, Inc.:
4.63%, 09/15/21		6	5,380
5.50%, 01/15/23		5	3,969
5.75%, 02/01/25		15	11,356
Noble Holding International Ltd.:
7.75%, 01/15/24		11	8,332
7.88%, 02/01/26(b)		92	78,430
5.25%, 03/15/42		12	6,960
Oceaneering International, Inc., 4.65%, 11/15/24		6	4,739
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23(b)		71	67,805
Pioneer Energy Services Corp., 6.13%, 03/15/22		28	17,080
Rowan Cos., Inc., 4.88%, 06/01/22		26	21,450
SESI LLC:
7.13%, 12/15/21		10	8,500
7.75%, 09/15/24		22	17,490
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		17	16,278
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		20	19,300
Transocean, Inc.:
5.80%, 10/15/22		23	20,240
9.00%, 07/15/23(b)		82	81,590
7.25%, 11/01/25(b)		30	26,175
7.50%, 01/15/26(b)		4	3,510
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)		25	25,213

Security		Par (000)	Value

Energy Equipment & Services (continued)
USA Compression Partners LP, 6.88%, 04/01/26(b)	USD	37	$35,520
Vantage Drilling International, 9.25%, 11/15/23(b)		12	11,730
Weatherford International Ltd.:
5.13%, 09/15/20		20	15,600
6.50%, 08/01/36		14	7,280
5.95%, 04/15/42		11	5,596

			660,350

Entertainment — 0.5%
Ascend Learning LLC, 6.88%, 08/01/25(b)		24	22,980
Live Nation Entertainment, Inc., 4.88%, 11/01/24(b)		3	2,850
Netflix, Inc.:
5.50%, 02/15/22		42	42,367
4.38%, 11/15/26		6	5,445
5.88%, 11/15/28(b)		48	46,642
WMG Acquisition Corp., 5.50%, 04/15/26(b)		12	11,460

			131,744

Equity Real Estate Investment Trusts (REITs) — 2.2%
CoreCivic, Inc., 4.75%, 10/15/27		17	14,067
CyrusOne LP, 5.38%, 03/15/27		8	7,760
Equinix, Inc.:
5.88%, 01/15/26		70	70,525
5.38%, 05/15/27		15	14,663
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		18	16,740
GEO Group, Inc. (The):
5.13%, 04/01/23		11	9,900
5.88%, 10/15/24		24	21,180
GLP Capital LP:
5.38%, 11/01/23		6	6,082
5.25%, 06/01/25		6	5,958
iStar, Inc.:
4.63%, 09/15/20		4	3,900
6.00%, 04/01/22		3	2,902
5.25%, 09/15/22		11	10,284
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		103	101,970
4.50%, 09/01/26		72	65,160
4.50%, 01/15/28		34	29,750
MPT Operating Partnership LP:
6.38%, 03/01/24		3	3,075
5.50%, 05/01/24		5	4,975
5.00%, 10/15/27		50	45,719
SBA Communications Corp.:
4.00%, 10/01/22		44	41,910
4.88%, 09/01/24		92	86,480
VICI Properties 1 LLC, 8.00%, 10/15/23		23	25,156

			588,156

Food & Staples Retailing — 0.1%
Albertsons Cos. LLC, 5.75%, 03/15/25		22	19,250
Rite Aid Corp., 6.13%, 04/01/23(b)		11	8,690

			27,940

Food Products — 0.9%(b)
Chobani LLC, 7.50%, 04/15/25		15	11,813
JBS USA LUX SA:
5.88%, 07/15/24		29	28,529
5.75%, 06/15/25		74	70,948
6.75%, 02/15/28		55	53,488
Post Holdings, Inc.:
5.50%, 03/01/25		29	27,834
5.75%, 03/01/27		30	28,125
5.63%, 01/15/28		8	7,360

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Simmons Foods, Inc., 7.75%, 01/15/24	USD	17	$17,085

			245,182

Gas Utilities — 0.1%
Superior Plus LP, 7.00%, 07/15/26(b)		31	29,915

Health Care Equipment & Supplies — 1.8%
Avantor, Inc.(b):
6.00%, 10/01/24		138	135,585
9.00%, 10/01/25		47	47,000
DJO Finance LLC, 8.13%, 06/15/21(b)		79	81,370
Hologic, Inc., 4.38%, 10/15/25(b)		4	3,720
Immucor, Inc., 11.13%, 02/15/22(b)		8	8,000
Mallinckrodt International Finance SA(b):
4.88%, 04/15/20		9	8,685
5.75%, 08/01/22		43	36,980
5.63%, 10/15/23		4	3,040
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		139	125,100
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		28	26,810
Teleflex, Inc., 4.88%, 06/01/26		15	14,325

			490,615

Health Care Providers & Services — 5.1%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		9	8,595
5.63%, 02/15/23		16	15,160
6.50%, 03/01/24		38	36,670
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		14	14,175
Centene Corp., 4.75%, 05/15/22		37	36,537
Centene Escrow I Corp., 5.38%, 06/01/26(b)		135	131,288
Community Health Systems, Inc., 8.63%, 01/15/24(b)		39	38,513
DaVita, Inc., 5.00%, 05/01/25		28	25,410
HCA, Inc.:
5.00%, 03/15/24		71	70,290
5.38%, 02/01/25		4	3,900
5.25%, 04/15/25		117	116,415
5.25%, 06/15/26		88	87,340
5.38%, 09/01/26		36	35,010
5.63%, 09/01/28		38	36,670
5.50%, 06/15/47		121	114,648
inVentiv Group Holdings, Inc., 7.50%, 10/01/24(b)		25	26,000
MEDNAX, Inc.(b):
5.25%, 12/01/23		12	11,760
6.25%, 01/15/27		8	7,720
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		12	10,950
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		32	29,840
NVA Holdings, Inc., 6.88%, 04/01/26(b)		14	12,530
Polaris Intermediate Corp., 8.41% ( 8.50% Cash or 9.25% PIK), 12/01/22(b)(e)		94	85,739
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		18	18,180
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		14	13,965
6.75%, 07/01/25		35	29,750
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		41	33,466
Tenet Healthcare Corp.:
6.00%, 10/01/20		27	27,338
7.50%, 01/01/22(b)		32	32,480
8.13%, 04/01/22		73	73,182
4.63%, 07/15/24		111	103,230
6.88%, 11/15/31		24	20,160
Vizient, Inc., 10.38%, 03/01/24(b)		38	40,280
WellCare Health Plans, Inc.:
5.25%, 04/01/25		8	7,700

Security		Par (000)	Value

Health Care Providers & Services (continued)
5.38%, 08/15/26(b)	USD	31	$29,915

			1,384,806

Hotels, Restaurants & Leisure — 3.1%
1011778 BC ULC(b):
4.25%, 05/15/24		36	33,120
5.00%, 10/15/25		169	155,480
Boyd Gaming Corp., 6.00%, 08/15/26		11	10,285
Boyne USA, Inc., 7.25%, 05/01/25(b)		8	8,260
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)		27	23,220
Churchill Downs, Inc., 4.75%, 01/15/28(b)		14	12,666
Eldorado Resorts, Inc.:
6.00%, 04/01/25		8	7,717
6.00%, 09/15/26(b)		12	11,340
Golden Nugget, Inc., 6.75%, 10/15/24(b)		49	46,182
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		12	11,340
5.13%, 05/01/26(b)		51	48,960
Hilton Worldwide Finance LLC, 4.88%, 04/01/27		10	9,375
IRB Holding Corp., 6.75%, 02/15/26(b)		3	2,625
KFC Holding Co.(b):
5.00%, 06/01/24		10	9,650
5.25%, 06/01/26		27	26,122
4.75%, 06/01/27		2	1,860
MGM Resorts International:
6.63%, 12/15/21		88	90,200
7.75%, 03/15/22		28	29,785
4.63%, 09/01/26		2	1,795
Sabre GLBL, Inc.(b):
5.38%, 04/15/23		11	10,945
5.25%, 11/15/23		19	18,762
Scientific Games International, Inc.:
10.00%, 12/01/22		51	51,765
5.00%, 10/15/25(b)		37	33,023
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)		49	46,183
Stars Group Holdings BV, 7.00%, 07/15/26(b)		11	10,698
Station Casinos LLC, 5.00%, 10/01/25(b)		6	5,430
Viking Cruises Ltd.(b):
6.25%, 05/15/25		21	20,685
5.88%, 09/15/27		84	78,330
Wyndham Destinations, Inc., 5.75%, 04/01/27		8	7,340
Yum! Brands, Inc.:
3.88%, 11/01/23		2	1,890
5.35%, 11/01/43		2	1,660

			826,693

Household Durables — 0.9%
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)		17	14,875
Lennar Corp.:
6.63%, 05/01/20		6	6,172
8.38%, 01/15/21		44	46,750
5.25%, 06/01/26		14	13,195
4.75%, 11/29/27		40	36,100
Mattamy Group Corp.(b):
6.88%, 12/15/23		18	16,808
6.50%, 10/01/25		4	3,580
MDC Holdings, Inc., 6.00%, 01/15/43		10	7,800
Meritage Homes Corp., 5.13%, 06/06/27		9	7,650
PulteGroup, Inc.:
6.38%, 05/15/33		22	20,075
6.00%, 02/15/35		6	5,190
Tempur Sealy International, Inc., 5.50%, 06/15/26		6	5,475
TRI Pointe Group, Inc.:
4.38%, 06/15/19		10	9,925
4.88%, 07/01/21		13	12,415

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22	USD	13	$12,708
6.88%, 08/15/23		16	15,360

			234,078

Independent Power and Renewable Electricity Producers — 1.6%
AES Corp.:
5.50%, 04/15/25		20	19,850
6.00%, 05/15/26		27	27,405
5.13%, 09/01/27		35	33,600
Calpine Corp.:
5.38%, 01/15/23		66	61,875
5.88%, 01/15/24(b)		31	30,380
5.75%, 01/15/25		10	9,150
5.25%, 06/01/26(b)		69	62,962
Clearway Energy Operating LLC:
5.38%, 08/15/24		23	21,850
5.75%, 10/15/25(b)		11	10,505
NRG Energy, Inc.:
6.25%, 05/01/24		8	8,120
6.63%, 01/15/27		78	78,585
5.75%, 01/15/28		7	6,720
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		24	23,160
Talen Energy Supply LLC, 6.50%, 06/01/25		19	13,490
Vistra Energy Corp., 7.63%, 11/01/24		12	12,660

			420,312

Insurance — 0.7%(b)
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23		118	116,230
AmWINS Group, Inc., 7.75%, 07/01/26		14	13,230
HUB International Ltd., 7.00%, 05/01/26		56	50,540
USIS Merger Sub, Inc., 6.88%, 05/01/25		6	5,509

			185,509

Interactive Media & Services — 0.0%
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		15	11,700

Internet & Direct Marketing Retail — 0.0%
Uber Technologies, Inc., 7.50%, 11/01/23(b)		12	11,610

IT Services — 2.0%
Alliance Data Systems Corp.(b):
5.88%, 11/01/21		37	36,948
5.38%, 08/01/22		24	23,400
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		118	107,970
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		5	4,750
First Data Corp., 5.75%, 01/15/24(b)		186	181,350
Gartner, Inc., 5.13%, 04/01/25(b)		22	21,354
WEX, Inc., 4.75%, 02/01/23(b)		16	15,600
Zayo Group LLC:
6.00%, 04/01/23		53	50,223
6.38%, 05/15/25		25	23,250
5.75%, 01/15/27(b)		86	76,755

			541,600

Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(b)		31	27,658
6.20%, 10/01/40		7	5,145
5.45%, 11/01/41		4	2,840

			35,643

Life Sciences Tools & Services — 0.1%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		15	14,775

Security		Par (000)	Value

Machinery — 1.3%(b)
Grinding Media, Inc., 7.38%, 12/15/23	USD	26	$25,155
Mueller Water Products, Inc., 5.50%, 06/15/26		17	16,490
Navistar International Corp., 6.63%, 11/01/25		29	27,985
Novelis Corp., 6.25%, 08/15/24		118	110,920
RBS Global, Inc., 4.88%, 12/15/25		30	27,225
SPX FLOW, Inc., 5.63%, 08/15/24		16	15,120
Stevens Holding Co., Inc., 6.13%, 10/01/26		19	18,715
Terex Corp., 5.63%, 02/01/25		35	32,593
Titan Acquisition Ltd., 7.75%, 04/15/26		55	47,025
Wabash National Corp., 5.50%, 10/01/25		23	19,694

			340,922

Media — 7.3%
Altice Luxembourg SA, 7.75%, 05/15/22(b)		200	182,000
AMC Networks, Inc., 4.75%, 08/01/25		48	43,560
Cablevision Systems Corp., 8.00%, 04/15/20		15	15,187
Clear Channel International BV, 8.75%, 12/15/20(b)		96	96,720
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 03/15/20		65	63,375
Series A, 6.50%, 11/15/22		321	320,830
CSC Holdings LLC:
6.75%, 11/15/21		164	168,100
10.13%, 01/15/23(b)		200	215,250
5.25%, 06/01/24		43	39,399
10.88%, 10/15/25(b)		200	224,750
5.50%, 05/15/26(b)		200	188,500
DISH DBS Corp.:
6.75%, 06/01/21		11	10,887
5.88%, 07/15/22		132	121,440
5.00%, 03/15/23		23	19,147
5.88%, 11/15/24		4	3,220
Gray Escrow, Inc., 7.00%, 05/15/27(b)		21	20,437
MDC Partners, Inc., 6.50%, 05/01/24(b)		40	36,400
Meredith Corp., 6.88%, 02/01/26(b)		16	15,640
Midcontinent Communications, 6.88%, 08/15/23(b)		28	28,700
Outfront Media Capital LLC:
5.63%, 02/15/24		4	3,940
5.88%, 03/15/25		5	4,913
Radiate Holdco LLC(b):
6.88%, 02/15/23		6	5,445
6.63%, 02/15/25		16	13,840
Sirius XM Radio, Inc.(b):
5.38%, 04/15/25		15	14,212
5.00%, 08/01/27		18	16,448
TEGNA, Inc., 5.50%, 09/15/24(b)		8	7,750
Tribune Media Co., 5.88%, 07/15/22		32	32,160
Univision Communications, Inc.(b):
6.75%, 09/15/22		1	995
5.13%, 05/15/23		17	15,257
5.13%, 02/15/25		23	20,183
Videotron Ltd., 5.13%, 04/15/27(b)		38	35,910

			1,984,595

Metals & Mining — 2.8%
Big River Steel LLC, 7.25%, 09/01/25(b)		21	20,842
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		20	18,600
Constellium NV, 5.88%, 02/15/26(b)		250	222,500
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		22	21,395
3.55%, 03/01/22		60	56,775
3.88%, 03/15/23		110	101,750
4.55%, 11/14/24		24	22,140
5.40%, 11/14/34		10	7,875
5.45%, 03/15/43		146	111,143

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)	USD	16	$16,120
Kaiser Aluminum Corp., 5.88%, 05/15/24		14	13,685
Steel Dynamics, Inc.:
5.25%, 04/15/23		7	6,904
5.50%, 10/01/24		26	25,740
4.13%, 09/15/25		22	20,212
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		26	24,635
Teck Resources Ltd.:
4.50%, 01/15/21		2	1,995
5.20%, 03/01/42		28	23,520
5.40%, 02/01/43		5	4,350
United States Steel Corp.:
6.88%, 08/15/25		25	22,875
6.25%, 03/15/26		13	11,375

			754,431

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.00%, 12/15/21		12	11,790

Oil, Gas & Consumable Fuels — 9.1%
Antero Midstream Partners LP, 5.38%, 09/15/24		5	4,662
Antero Resources Corp.:
5.13%, 12/01/22		12	11,280
5.63%, 06/01/23		10	9,500
5.00%, 03/01/25		36	32,580
Ascent Resources Utica Holdings LLC(b):
10.00%, 04/01/22		14	14,319
7.00%, 11/01/26		20	18,100
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		36	32,400
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)		36	32,040
California Resources Corp., 8.00%, 12/15/22(b)		74	50,135
Callon Petroleum Co.:
6.13%, 10/01/24		21	19,530
6.38%, 07/01/26		13	12,090
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		28	25,900
8.25%, 07/15/25		28	27,440
Chaparral Energy, Inc., 8.75%, 07/15/23(b)		27	19,305
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		100	105,500
5.88%, 03/31/25		25	24,875
5.13%, 06/30/27		10	9,440
Cheniere Energy Partners LP:
5.25%, 10/01/25		15	13,987
5.63%, 10/01/26(b)		36	33,660
Chesapeake Energy Corp.:
6.63%, 08/15/20		28	27,090
4.88%, 04/15/22		8	6,980
7.00%, 10/01/24		54	46,710
8.00%, 01/15/25		31	27,357
8.00%, 06/15/27		88	73,920
CNX Resources Corp., 5.88%, 04/15/22		171	164,160
Comstock Escrow Corp., 9.75%, 08/15/26(b)		17	14,365
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		38	41,610
Covey Park Energy LLC, 7.50%, 05/15/25(b)		30	25,800
Crestwood Midstream Partners LP, 6.25%, 04/01/23		5	4,812
CrownRock LP, 5.63%, 10/15/25(b)		54	48,600
DCP Midstream Operating LP:
4.75%, 09/30/21(b)		35	34,562
5.38%, 07/15/25		4	3,910
6.45%, 11/03/36(b)		17	16,490
6.75%, 09/15/37(b)		29	28,565
Denbury Resources, Inc., 9.25%, 03/31/22(b)		34	31,365

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc.:
4.75%, 11/01/24(b)	USD	20	$19,300
4.75%, 11/01/24		21	20,265
5.38%, 05/31/25		13	12,675
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		43	44,075
5.75%, 01/30/28		24	24,485
EnLink Midstream Partners LP:
4.40%, 04/01/24		22	20,732
4.15%, 06/01/25		2	1,803
4.85%, 07/15/26		19	17,134
5.05%, 04/01/45		8	6,250
5.45%, 06/01/47		19	15,366
EP Energy LLC:
9.38%, 05/01/20		2	1,555
9.38%, 05/01/24(b)		24	10,680
7.75%, 05/15/26(b)		27	23,895
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		31	25,575
5.63%, 02/01/26		43	31,390
Genesis Energy LP:
6.50%, 10/01/25		11	9,680
6.25%, 05/15/26		16	13,720
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		51	46,410
Gulfport Energy Corp., 6.63%, 05/01/23		17	16,065
Halcon Resources Corp., 6.75%, 02/15/25		40	29,200
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		27	26,123
Jagged Peak Energy LLC, 5.88%, 05/01/26(b)		3	2,790
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(b)		10	9,650
Matador Resources Co., 5.88%, 09/15/26		36	33,120
MEG Energy Corp., 6.50%, 01/15/25(b)		50	50,750
NGPL PipeCo LLC(b):
4.88%, 08/15/27		30	28,275
7.77%, 12/15/37		42	47,880
Northern Oil and Gas, Inc., 8.50% ( 8.50% Cash or 1.00% PIK), 05/15/23(e)		28	26,913
Oasis Petroleum, Inc., 6.88%, 03/15/22		9	8,483
Parsley Energy LLC(b):
6.25%, 06/01/24		9	8,730
5.38%, 01/15/25		42	38,640
5.25%, 08/15/25		9	8,145
5.63%, 10/15/27		22	19,993
PBF Holding Co. LLC, 7.25%, 06/15/25		20	18,800
PDC Energy, Inc.:
1.13%, 09/15/21(f)		2	1,773
6.13%, 09/15/24		2	1,850
5.75%, 05/15/26		15	13,350
QEP Resources, Inc.:
6.88%, 03/01/21		3	3,023
5.38%, 10/01/22		35	31,850
5.25%, 05/01/23		5	4,425
5.63%, 03/01/26		60	49,800
Range Resources Corp.:
5.88%, 07/01/22		4	3,700
5.00%, 03/15/23		12	10,560
4.88%, 05/15/25		10	8,200
Resolute Energy Corp., 8.50%, 05/01/20		44	43,340
Sanchez Energy Corp.:
7.75%, 06/15/21		160	37,600
7.25%, 02/15/23(b)		12	9,780
Seven Generations Energy Ltd.(b):
6.88%, 06/30/23		8	7,880
5.38%, 09/30/25		2	1,790

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
SM Energy Co.:
6.13%, 11/15/22	USD	7	$6,615
5.00%, 01/15/24		6	5,220
5.63%, 06/01/25		27	23,490
6.75%, 09/15/26		14	12,530
Southwestern Energy Co.:
6.20%, 01/23/25		16	14,300
7.50%, 04/01/26		13	12,285
7.75%, 10/01/27		36	34,200
Sunoco LP:
4.88%, 01/15/23		28	27,300
5.50%, 02/15/26		8	7,580
5.88%, 03/15/28		2	1,871
Tallgrass Energy Partners LP(b):
4.75%, 10/01/23		2	1,930
5.50%, 09/15/24		38	37,335
5.50%, 01/15/28		86	82,560
Targa Resources Partners LP:
5.25%, 05/01/23		2	1,960
5.13%, 02/01/25		48	45,000
5.88%, 04/15/26(b)		27	26,258
5.00%, 01/15/28		12	10,860
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		19	17,718
5.00%, 01/31/28		20	17,600
W&T Offshore, Inc., 9.75%, 11/01/23(b)		1	875
Whiting Petroleum Corp., 6.63%, 01/15/26		10	8,575
WildHorse Resource Development Corp., 6.88%, 02/01/25		14	13,230
WPX Energy, Inc.:
6.00%, 01/15/22		6	5,835
8.25%, 08/01/23		6	6,270
5.25%, 09/15/24		9	8,145

			2,470,049

Paper & Forest Products — 0.2%
Mercer International, Inc.:
6.50%, 02/01/24		15	14,663
5.50%, 01/15/26		13	11,635
Norbord, Inc., 6.25%, 04/15/23(b)		22	22,035

			48,333

Pharmaceuticals — 2.2%(b)
Bausch Health Cos., Inc.
5.63%, 12/01/21		11	10,835
5.50%, 03/01/23		63	57,645
5.88%, 05/15/23		95	87,875
7.00%, 03/15/24		42	42,420
6.13%, 04/15/25		104	90,740
5.50%, 11/01/25		72	67,140
9.00%, 12/15/25		13	12,935
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26		35	33,162
Elanco Animal Health, Inc.
4.27%, 08/28/23		13	12,989
4.90%, 08/28/28		17	17,299
Endo Finance LLC
7.25%, 01/15/22		5	4,325
5.38%, 01/15/23		60	45,600
Valeant Pharmaceuticals International, Inc.:
9.25%, 04/01/26		36	36,000
8.50%, 01/31/27		64	62,080

			581,045

Security		Par (000)	Value

Professional Services — 0.3%
Jaguar Holding Co. II, 6.38%, 08/01/23(b)	USD	91	$87,087

Real Estate Management & Development — 0.3%(b)
Five Point Operating Co. LP, 7.88%, 11/15/25		16	15,440
Greystar Real Estate Partners LLC, 5.75%, 12/01/25		18	17,595
Howard Hughes Corp. (The), 5.38%, 03/15/25		25	23,500
Newmark Group, Inc., 6.13%, 11/15/23		10	9,847

			66,382

Road & Rail — 0.5%(b)
Avolon Holdings Funding Ltd., 5.13%, 10/01/23		32	30,560
Herc Rentals, Inc.:
7.50%, 06/01/22		6	6,225
7.75%, 06/01/24		17	17,722
Hertz Corp. (The), 7.63%, 06/01/22		39	36,757
Park Aerospace Holdings Ltd.:
3.63%, 03/15/21		26	25,025
5.25%, 08/15/22		27	26,123

			142,412

Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		10	10,725
Entegris, Inc., 4.63%, 02/10/26(b)		20	18,400
Qorvo, Inc., 5.50%, 07/15/26(b)		36	34,380
Versum Materials, Inc., 5.50%, 09/30/24(b)		14	13,860

			77,365

Software — 3.6%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		59	57,967
CDK Global, Inc., 4.88%, 06/01/27		73	67,708
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		72	75,420
Infor Software Parent LLC, 7.13% ( 7.13% Cash or 7.88% PIK), 05/01/21(b)(e)		42	40,845
Infor US, Inc., 6.50%, 05/15/22		227	219,543
Informatica LLC, 7.13%, 07/15/23(b)		93	90,572
Nuance Communications, Inc.:
6.00%, 07/01/24		21	20,895
5.63%, 12/15/26		25	23,750
PTC, Inc., 6.00%, 05/15/24		22	22,110
RP Crown Parent LLC, 7.38%, 10/15/24(b)		44	44,330
Solera LLC, 10.50%, 03/01/24(b)		170	181,050
Sophia LP, 9.00%, 09/30/23(b)		26	26,000
Symantec Corp., 5.00%, 04/15/25(b)		22	20,519
TIBCO Software, Inc., 11.38%, 12/01/21(b)		82	85,895

			976,604

Specialty Retail — 0.5%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		36	34,470
Group 1 Automotive, Inc.:
5.00%, 06/01/22		10	9,475
5.25%, 12/15/23(b)		4	3,710
L Brands, Inc.:
6.88%, 11/01/35		44	36,749
6.75%, 07/01/36		5	4,075
Penske Automotive Group, Inc.:
5.75%, 10/01/22		13	12,967
5.50%, 05/15/26		8	7,440
Staples, Inc., 8.50%, 09/15/25(b)		28	25,262

			134,148

Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC, 7.13%, 06/15/24(b)		68	69,190
Western Digital Corp., 4.75%, 02/15/26		107	92,822

			162,012

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Thrifts & Mortgage Finance — 0.2%(b)
Ladder Capital Finance Holdings LLLP, 5.25%, 10/01/25	USD	33		$29,453
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23		18		17,550
9.13%, 07/15/26		14		13,615

				60,618

Trading Companies & Distributors — 1.1%
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		15		12,150
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		8		8,020
6.50%, 10/01/25		8		7,480
HD Supply, Inc., 5.38%, 10/15/26(b)		176		170,720
United Rentals North America, Inc.:
5.50%, 07/15/25		4		3,770
4.63%, 10/15/25		37		33,023
5.88%, 09/15/26		30		28,275
5.50%, 05/15/27		29		26,897
4.88%, 01/15/28		15		13,162

				303,497

Wireless Telecommunication Services — 2.8%
Digicel Ltd., 6.00%, 04/15/21(b)		200		180,250
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		10		10,375
5.25%, 08/01/26		25		22,906
Sprint Corp.:
7.88%, 09/15/23		101		103,652
7.13%, 06/15/24		206		204,010
7.63%, 02/15/25		8		8,000
7.63%, 03/01/26		84		82,950
T-Mobile USA, Inc.:
4.00%, 04/15/22		10		9,750
6.38%, 03/01/25		28		28,280
5.13%, 04/15/25		6		5,827
6.50%, 01/15/26		18		18,360
4.50%, 02/01/26		67		61,473
4.75%, 02/01/28		33		29,865

				765,698

Total Corporate Bonds — 76.2% (Cost: $22,121,271)				20,632,410

Floating Rate Loan Interests — 14.8%(g)

Aerospace & Defense — 0.1%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 6 Month + 3.75%), 6.13%, 11/30/25(c)		13		12,870
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.41%, 11/28/21		20		18,740
Sequa Mezzanine Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 9.00%), 11.52%, 04/28/22(c)		5		4,725

				36,335

Auto Components — 0.0%(c)
Mavis Tire Express Services Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 03/15/25		7		6,973
Mavis Tire Express Services Corp., Delayed Draw 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 6.05%, 03/15/25		—	(h)	167

				7,140

Security		Par (000)	Value

Chemicals — 1.4%
Alpha 3 BV, Term Loan, 01/31/24(i)	USD	43	$40,726
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 8.05%, 08/12/22(c)		162	159,614
Greenrock Finance, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.30%, 06/28/24		6	5,821
Invictus Co., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.50%, 03/28/25		12	11,232
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 9.25%, 03/30/26		6	5,985
Messer Industries LLC, Term Loan, 10/01/25(i)		82	77,627
Starfruit Finco BV, Term Loan, 10/01/25(c)(i)		91	86,715

			387,720

Commercial Services & Supplies — 0.8%
Access CIG LLC, 2nd Lien Term Loan:
(LIBOR USD 3 Month + 7.75%), 10.46%, 02/27/26		3	3,426
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.73% - 6.76%, 06/21/24		131	124,068
GFL Environmental, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.52%, 05/30/25		67	62,187
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.52%, 05/01/24		14	13,101
West Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.03%, 10/10/24		8	7,260

			210,042

Construction & Engineering — 0.3%
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.18%, 04/01/25(c)		41	37,576
SRS Distribution, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.77%, 05/23/25		37	34,347

			71,923

Diversified Consumer Services — 0.1%
Laureate Education, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.03%, 04/26/24		12	11,800
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.27%, 05/06/24		14	12,942

			24,742

Diversified Financial Services — 0.1%
LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.02%, 09/06/25		13	12,179
WP CPP Holdings, Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.28%, 03/16/25		6	5,768

			17,947

Diversified Telecommunication Services — 0.6%
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.46%, 08/14/26		66	62,205
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.27%, 01/31/25		82	76,491
Frontier Communications Corp., Term Loan, 03/31/21(i)		22	20,410

			159,106

Electric Utilities — 0.1%
Vistra Operations Co. LLC, Term Loan B3, 12/31/25(i)		16	15,268

Energy Equipment & Services — 1.0%
McDermott International, Inc., Term Loan, 05/12/25(i)		162	150,926
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 10.21%, 11/08/22(c)		80	78,800

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services (continued)
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 1.43%), 3.96%, 07/13/20(c)	USD	36	$33,974

			263,700

Food Products — 0.1%
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.27%, 03/31/25		11	10,480
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 6.02%, 10/10/23		8	7,305
JBS USA Lux SA, Term Loan, (LIBOR USD 3 Month + 2.50%), 5.02% - 5.30%, 10/30/22		8	7,801

			25,586

Gas Utilities — 0.1%
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 8.30%, 06/30/25		26	25,116

Health Care Equipment & Supplies — 0.6%
DJO Finance LLC, 1st Lien Term Loan B, 06/08/20(i)		79	78,162
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.80%, 06/15/21		77	75,818
Universal Hospital Services, Inc., Delayed Draw Term Loan B, 10/18/25(c)(i)		9	8,685

			162,665

Health Care Providers & Services — 0.9%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 7.02%, 06/30/25		14	13,686
Auris LuxCo, Term Loan, 07/24/25(i)		15	14,559
Concentra, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 8.88%, 07/25/23		22	21,780
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 6.27%, 05/31/25		9	8,836
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan, (LIBOR USD 1 Month + 3.75%), 0.00% - 6.27%, 05/31/25		1	1,248
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.27%, 10/10/25		96	89,431
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 1 Month + 7.00%), 9.56%, 07/02/26		5	5,446
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.31%, 07/02/25(c)		39	37,944
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.76%, 06/30/25		16	14,583
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.27%, 04/29/22		20	19,719
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.27%, 02/06/24		24	20,970

			248,202

Health Care Technology — 0.1%
Change Healthcare Holdings LLC, Term Loan B, 03/01/24(i)		31	29,709
Goodrx, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.43%, 10/10/25		9	8,651

			38,360

Hotels, Restaurants & Leisure — 0.8%
IRB Holding Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.68%, 02/05/25		24	22,779
Las Vegas Sands LLC, Term Loan, (LIBOR USD 1 Month + 1.75%), 4.27%, 03/27/25		57	53,893
Penn National Gaming, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 4.71%, 10/15/25		7	6,742
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.30%, 07/10/25		143	138,146

			221,560

Security		Par (000)	Value

Household Products — 0.0%
Energizer Holdings, Inc., 1st Lien Term Loan B, 06/20/25(i)	USD	5	$4,819

Industrial Conglomerates — 0.5%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.52%, 08/18/24		43	40,594
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.52%, 03/29/25		7	6,681
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.77% - 6.05%, 02/21/25		12	11,255
PSAV Holdings LLC, 2nd Lien Term Loan, 09/01/25(c)(i)		7	6,858
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.39%, 03/14/25(c)		44	42,576
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.71%, 11/30/23		22	20,111

			128,075

Insurance — 0.5%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.21%, 05/09/25		5	4,692
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 9.02%, 08/04/25		46	45,396
Sedgwick, 1st Lien Term Loan, 11/06/25(i)		69	65,751
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.80%, 05/16/24		22	20,505

			136,344

IT Services — 1.1%
Boxer Parent Co., Inc., Term Loan B, (LIBOR USD 3 Month + 4.25%), 7.05%, 10/02/25		44	42,336
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.27%, 04/28/25		4	3,930
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.53%, 04/29/24		15	13,784
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 8.53%, 06/15/23(c)		3	2,575
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.77%, 11/29/24		21	19,837
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.77%, 12/01/25		10	9,694
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.79%, 08/01/25		7	6,239
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.31%, 08/01/24		17	15,221
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.77%, 05/24/25		12	11,052
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.77%, 04/16/25		34	31,713
SS&C Technologies, Inc., 1st Lien Term Loan B5, (LIBOR USD 1 Month + 2.25%), 4.77%, 04/16/25		22	20,669
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 7.02%, 08/27/25		126	121,689

			298,739

Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.77%, 08/30/24		9	8,363

Machinery — 0.3%
Altra Industrial Motion Corp., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.52%, 09/26/25		18	16,801
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.27%, 08/03/26		10	9,750
Titan Acquisition Ltd., Term Loan, 03/28/25(i)		64	58,097

			84,648

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media — 1.4%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.52%, 07/12/24	USD	7	$6,515
Charter Communications Operating LLC, Term Loan, (LIBOR USD 1 Month + 1.50%), 4.03%, 03/31/23		133	126,350
Gray Television, Inc., Term Loan, 11/02/25(i)		9	8,679
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 1 Month + 3.75%), 6.26% , 11/27/23		8	8,115
(LIBOR USD 6 Month + 6.63%), 6.63% , 01/02/24		164	161,539
(LIBOR USD 1 Month + 4.50%), 7.01% , 01/02/24		31	30,903
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.80%, 09/09/21(c)		28	27,373

			369,474

Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.63%, 10/25/20		28	23,945

Multi-Utilities — 0.0%
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.71%, 11/28/24		9	8,341

Oil, Gas & Consumable Fuels — 0.7%
BCP Raptor II LLC, Term Loan, (LIBOR USD 3 Month + 4.75%), 7.14%, 10/22/25		9	8,314
Bronco Midstream Funding LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.01%, 08/14/23		3	3,036
California Resources Corp., Term Loan:
, 12/31/21(i)		55	53,527
(LIBOR USD 1 Month + 4.75%), 7.26% , 12/31/22		76	73,590
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 6.00%), 8.53%, 11/28/22		32	31,888
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.50%, 03/01/24		14	10,793

			181,148

Pharmaceuticals — 0.4%
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 6.06%, 03/21/25		30	28,429
Bausch Health Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.38%, 06/02/25		36	33,870
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.81%, 04/29/24		38	35,549
Valeant Pharmaceuticals International, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.13%, 11/14/25		20	18,701

			116,549

Real Estate Management & Development — 0.0%
Forest City, Term Loan B, (LIBOR USD 6 Month + 4.00%), 6.38%, 12/31/25		9	8,760

Software — 1.5%
Financial & Risk US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.27%, 10/01/25		305	289,750
Infor US, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.27%, 02/01/22		10	9,440
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 9.25%, 11/01/24		63	61,602
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.27%, 09/30/24		15	14,178
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.63%, 07/31/25(c)		9	8,505
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.77%, 04/16/25		12	11,586

			395,061

Security		Par (000)	Value

Specialty Retail — 0.0%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.84%, 11/07/24(c)	USD	13	$12,259

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.68%, 01/02/25		14	13,186

Wireless Telecommunication Services — 1.1%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.96%, 05/27/24		26	23,687
Ligado Networks LLC, Term Loan, (LIBOR USD 3 Month + 12.50%), 15.27%, 12/07/20		74	13,938
New Lightsquared LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 0.00%), 11.52%, 12/07/20		288	195,941
Sprint Communications, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.56%, 02/02/24		63	60,795

			294,361

Total Floating Rate Loan Interests — 14.8% (Cost: $4,275,732)			3,999,484

Preferred Securities — 2.6%

Capital Trusts — 1.8%(g)(j)

Banks — 1.6%
Bank of America Corp.:
Series X, 6.25%		66	65,208
Series Z, 6.50%		33	33,412
Series AA, 6.10%		106	104,410
CIT Group, Inc., Series A, 5.80%		26	23,530
JPMorgan Chase & Co.:
Series V, 5.00%		65	62,725
Series Q, 5.15%		20	19,052
Series R, 6.00%		5	4,887
Series U, 6.13%		7	6,948
Series X, 6.10%		78	77,512
Wells Fargo & Co.:
Series S, 5.90%		15	14,291
Series U, 5.87%		34	33,608

			445,583

Capital Markets — 0.2%
Goldman Sachs Group, Inc. (The), Series P, 5.00%		20	16,748
Morgan Stanley, Series H, 5.45%		27	26,261

			43,009

Total Capital Trusts — 1.8% (Cost: $517,601)			488,592

		Shares

Trust Preferreds — 0.8%

Banks — 0.8%
GMAC Capital Trust I, Series 2, 8.40%, 02/15/40(g)		8,676	219,937

Total Trust Preferreds — 0.8% (Cost: $227,891)			219,937

Total Preferred Securities — 2.6% (Cost: $745,492)			708,529

Total Long-Term Investments — 94.9% (Cost: $27,593,598)			25,683,191

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 5.2%(k)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(l)	1,355,813	$1,355,813
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.24%	52,133	52,134

Total Short-Term Securities — 5.2% (Cost: $1,407,947)		1,407,947

Total Investments — 100.1% (Cost: $29,001,545)		27,091,138

Liabilities in Excess of Other Assets — (0.1)%		(23,279)

Net Assets — 100.0%		$27,067,859

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Convertible security.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Amount is less than $500.
(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Perpetual security with no stated maturity date.
(k)	Annualized 7-day yield as of period end.

(l)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	228,778	1,127,035	(b)	—	1,355,813	$1,355,813	$9,029	$—	$—
iShares iBoxx $ High Yield Corporate Bond ETF	472	—		(472)	—	—	334	(1,178)	270

						$1,355,813	$9,363	$(1,178)	$270

(a)	Includes net capital gains distributions.
(b)	Represents net shares purchased.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 2 Year Note	6	03/29/19	$1,274	$3,658
U.S. Treasury 5 Year Note	6	03/29/19	688	4,278

				$7,936

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	282,000	USD	322,371	Citibank NA	02/05/19	$1,668

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.31.V1	5.00%	Quarterly	12/20/23	B+	USD	269	$5,811	$10,483	$(4,672)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	8	$(1,272)	$(609)	$(663)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank plc	12/20/23	B-	USD	8	(1,089)	15	(1,104)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank plc	12/20/23	B-	USD	16	(2,177)	149	(2,326)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank plc	06/20/25	B+	USD	6	(1,305)	(1,031)	(274)

								$(5,843)	$(1,476)	$(4,367)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$10,483	$—	$—	$(4,672)
OTC Swaps	164	(1,640)	—	(4,367)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$7,936	$—	$7,936
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,668	—	—	1,668
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	164	—	—	—	—	164

	$—	$164	$—	$1,668	$7,936	$—	$9,768

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Net unrealized depreciation(a)	$—	$4,672	$—	$—	$—	$—	$4,672
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	6,007	—	—	—	—	6,007

	$—	$10,679	$—	$—	$—	$—	$10,679

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(820)	$—	$7,044	$—	$6,224
Forward foreign currency exchange contracts	—	—	—	(17,312)	—	—	(17,312)
Options purchased(a)	—	—	(22,793)	—	—	—	(22,793)
Options written	—	—	10,486	—	—	—	10,486
Swaps	—	17,284	—	—	—	—	17,284

	$—	$17,284	$(13,127)	$(17,312)	$7,044	$—	$(6,111)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$7,035	$—	$7,035
Forward foreign currency exchange contracts	—	—	—	3,209	—	—	3,209
Swaps	—	(8,927)	—	—	—	—	(8,927)

	$—	$(8,927)	$—	$3,209	$7,035	$—	$1,317

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$490,500
Average notional value of contracts — short	148,013
Forward foreign currency exchange contracts:
Average amounts sold — in USD	192,565
Credit default swaps:
Average notional value — buy protection	8,253
Average notional value — sell protection	554,875

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$2,343	$—
Forward foreign currency exchange contracts	1,668	—
Swaps — Centrally cleared	309	—
Swaps — OTC(a)	164	6,007

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,484	$6,007
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,652)	—

Total derivative assets and liabilities subject to an MNA	$1,832	$6,007

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Citibank NA	$1,668	$—	$—	$—	$1,668
Barclays Bank plc	164	(164)	—	—	—

	$1,832	$(164)	$—	$—	$1,668

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Barclays Bank plc	$6,007	$(164)	$—	$—	$5,843

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$342,768	$—	$—	$342,768
Corporate Bonds(a)	—	20,632,410	—	20,632,410
Floating Rate Loan Interests:
Aerospace & Defense	—	18,740	17,595	36,335
Auto Components	—	—	7,140	7,140
Chemicals	—	141,391	246,329	387,720
Commercial Services & Supplies	—	210,042	—	210,042
Construction & Engineering	—	34,347	37,576	71,923
Diversified Consumer Services	—	24,742	—	24,742
Diversified Financial Services	—	17,947	—	17,947
Diversified Telecommunication Services	—	159,106	—	159,106
Electric Utilities	—	15,268	—	15,268
Energy Equipment & Services	—	150,926	112,774	263,700
Food Products	—	25,586	—	25,586
Gas Utilities	—	25,116	—	25,116
Health Care Equipment & Supplies	—	153,980	8,685	162,665
Health Care Providers & Services	—	210,258	37,944	248,202
Health Care Technology	—	38,360	—	38,360
Hotels, Restaurants & Leisure	—	221,560	—	221,560
Household Products	—	4,819	—	4,819
Industrial Conglomerates	—	78,641	49,434	128,075
Insurance	—	136,344	—	136,344
IT Services	—	296,164	2,575	298,739
Life Sciences Tools & Services	—	8,363	—	8,363
Machinery	—	84,648	—	84,648
Media	—	342,101	27,373	369,474
Multiline Retail	—	23,945	—	23,945
Multi-Utilities	—	8,341	—	8,341
Oil, Gas & Consumable Fuels	—	181,148	—	181,148
Pharmaceuticals	—	116,549	—	116,549
Real Estate Management & Development	—	8,760	—	8,760
Software	—	386,556	8,505	395,061
Specialty Retail	—	—	12,259	12,259
Trading Companies & Distributors	—	13,186	—	13,186
Wireless Telecommunication Services	—	294,361	—	294,361
Preferred Securities:
Banks	219,937	445,583	—	665,520
Capital Markets	—	43,009	—	43,009
Short-Term Securities	1,407,947	—	—	1,407,947
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(42)	(32)	(74)

Total Investments	$1,970,652	$24,552,255	$568,157	$27,091,064

Derivative Financial Instruments(c)

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield Portfolio

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	$—	$1,668	$—	$1,668
Interest rate contracts	7,936	—	—	7,936
Liabilities:
Credit contracts	—	(9,039)	—	(9,039)

	$7,936	$(7,371)	$—	$565

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts and foreign currency exchange contracts. Swaps, futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets:
Opening Balance, as of December 31, 2017	$148,500	$317,239	$6	$465,745
Transfers into Level 3	—	64,102	—	64,102
Transfers out of Level 3	—	(9,090)	—	(9,090)
Accrued discounts/premiums	—	1,283	—	1,283
Net realized gain (loss)	3,910	665	—	4,575
Net change in unrealized appreciation (depreciation)(a)(b)	1,500	(19,708)	(38)	(18,246)
Purchases	—	407,923	—	407,923
Sales	(153,910)	(194,225)	—	(348,135)

Closing Balance, as of December 31, 2018	$—	$568,189	$(32)	$568,157

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018(b)	$—	$(20,332)	$(38)	$(20,364)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 2.2%(a)
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 4.16%, 09/15/26(b)	USD	170	$171,886
BSPRT Issuer Ltd., Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.81%, 06/15/27(b)		37	36,946
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.81%, 08/15/30(b)		500	495,171
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	97,786
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.50%, 04/20/31(b)		400	393,354

Total Asset-Backed Securities — 2.2% (Cost: $1,206,596)			1,195,143

Foreign Government Obligations — 0.1%

Colombia — 0.0%
Republic of Colombia:
7.50%, 08/26/26	COP	70,000	22,688
7.00%, 06/30/32		51,000	15,462

			38,150

Mexico — 0.1%
United Mexican States, 8.50%, 11/18/38	MXN	10	48,917

Total Foreign Government Obligations — 0.1% (Cost: $85,830)			87,067

Non-Agency Mortgage-Backed Securities — 2.2%

Collateralized Mortgage Obligations — 0.5%
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	USD	123	123,787
Series 2018-3, Class MA, 3.50%, 08/25/57		156	156,298

			280,085

Commercial Mortgage-Backed Securities — 1.3%(a)
AREIT Trust, Series 2018-CRE1, Class A, 3.29%, 02/14/35(c)(d)		106	106,104
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29		350	343,813
CSMC Trust, Series 2016-MFF, Class A, 4.06%, 11/15/33(c)		69	69,507
LMREC, Inc., Series 2016-CRE2, Class A, 4.20%, 11/24/31(c)		94	93,949
RAIT Trust, Series 2017-FL7, Class A, 3.41%, 06/15/37(c)		98	97,523

			710,896

Interest Only Commercial Mortgage-Backed Securities — 0.4%(c)
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.73%, 05/10/58		619	58,283
Core Industrial Trust(a):
Series 2015-TEXW, Class XA, 0.77%, 02/10/34		2,580	52,714
Series 2015-WEST, Class XA, 0.93%, 02/10/37		1,276	64,662

			175,659

Total Non-Agency Mortgage-Backed Securities — 2.2% (Cost: $1,182,088)			1,166,640

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities — 88.3%

Agency Obligations — 10.0%
Federal Home Loan Bank, 4.00%, 04/10/28	USD	400	$424,856
Federal Home Loan Bank Discount Notes, 2.39%, 01/25/19(e)		5,000	4,992,395

			5,417,251

Collateralized Mortgage Obligations — 1.7%
Federal National Mortgage Association:
Series 2011-8, Class ZA, 4.00%, 02/25/41		256	264,204
Series 2017-69, Class HA, 3.00%, 06/25/46		522	518,927
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.81%, 07/20/39(f)		121	133,976

			917,107

Commercial Mortgage-Backed Securities — 1.5%
Federal Home Loan Mortgage Corp.:
Series K076, Class A2, 3.90%, 06/25/51		140	146,057
Series K079, Class A2, 3.93%, 06/25/28		260	271,680
Federal Home Loan Mortgage Corp. Variable Rate Notes(f):
Series K082, Class A2, 3.92%, 09/25/28		40	41,756
Series K086, Class A2, 3.86%, 11/25/28		265	275,364
Federal National Mortgage Association ACES Variable Rate Notes, Series 2018-M7, Class A2, 3.05%, 03/25/28(f)		60	58,374

			793,231

Interest Only Commercial Mortgage-Backed Securities — 2.7%
Federal Home Loan Mortgage Corp., Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)(f)		17,915	43,343
Federal National Mortgage Association ACES Variable Rate Notes(f):
Series 2015-M1, Class X2, 0.55%, 09/25/24		5,807	145,803
Series 2016-M4, Class X2, 2.63%, 01/25/39		308	27,642
Government National Mortgage Association Variable Rate Notes:
Series 2002-83, 0.00%, 10/16/42(f)		450	1
Series 2003-17, 0.00%, 03/16/43(f)		897	—
Series 2003-109, 0.00%, 11/16/43(f)		879	167
Series 2016-22, 0.77%, 11/16/55(f)		2,135	114,050
Series 2016-45, 1.01%, 02/16/58(f)		3,219	242,313
Series 2016-113, (LIBOR 1 Month + 0.00%), 1.19%, 02/16/58(b)		1,421	129,033
Series 2016-119, (LIBOR 1 Month + 0.00%), 1.12%, 04/16/58(b)		3,408	282,366
Series 2017-30, 0.76%, 08/16/58(f)		621	40,322
Series 2017-44, 0.70%, 04/17/51(f)		619	36,617
Series 2017-53, 0.69%, 11/16/56(f)		3,883	230,116
Series 2017-54, 0.65%, 12/16/58(f)		148	9,098
Series 2017-61, 0.77%, 05/16/59(f)		422	31,523
Series 2017-64, 0.72%, 11/16/57(f)		769	51,122
Series 2017-72, 0.68%, 04/16/57(f)		1,096	69,850

			1,453,366

Mortgage-Backed Securities — 72.4%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31		209	204,224
2.50%, 01/15/34(g)		196	191,307
3.00%, 09/01/27 - 12/01/46		528	521,376
3.00%, 01/15/34 - 01/15/49(g)		1,199	1,172,937
3.50%, 04/01/31 - 01/01/48		2,738	2,755,467
3.50%, 01/15/49(g)		9	8,995
4.00%, 01/15/34 - 01/15/49(g)		473	482,408

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 08/01/40 - 06/01/48	USD	872	$896,476
4.50%, 02/01/39 - 08/01/48		454	475,123
4.50%, 01/15/49(g)		150	155,264
5.00%, 11/01/41		119	126,484
5.00%, 01/15/4 9(g)		21	21,992
5.50%, 06/01/41		108	116,087
8.00%, 03/01/30 - 06/01/31		13	13,836
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		128	122,454
2.50%, 04/01/30 - 02/01/33		724	708,312
3.00%, 04/01/29 - 03/01/47		4,551	4,496,122
3.00%, 01/25/34 - 01/25/49(g)		1,527	1,509,660
3.50%, 04/01/29 - 01/01/48		3,154	3,176,476
3.50%, 01/25/34 - 01/25/49(g)		928	928,970
4.00%, 09/01/33 - 04/01/48		3,980	4,090,724
4.00%, 01/25/49(g)		575	586,141
4.50%, 06/01/26 - 12/01/48		1,776	1,861,358
4.50%, 01/25/49 - 02/25/49(g)		1,671	1,729,457
5.00%, 02/01/35 - 12/01/43		249	263,334
5.00%, 01/25/49(g)		1,294	1,355,364
5.50%, 11/01/21 - 09/01/39		325	345,718
6.00%, 04/01/35 - 09/01/40		225	245,655
6.50%, 05/01/40		48	54,352
Government National Mortgage Association:
3.00%, 02/15/45 - 12/20/46		1,689	1,666,301
3.00%, 01/15/49(g)		315	310,195
3.50%, 01/15/42 - 10/20/46		2,923	2,945,753
3.50%, 01/15/49(g)		605	608,734
4.00%, 10/20/40 - 01/15/48		442	454,890
4.00%, 01/15/49(g)		2,382	2,438,945
4.50%, 12/20/39 - 09/20/48		996	1,041,519
4.50%, 01/15/49(g)		689	712,940
5.00%, 07/15/39 - 07/20/44		84	88,521
5.00%, 01/15/49(g)		161	167,560

			39,051,431

Total U.S. Government Sponsored Agency Securities — 88.3% (Cost: $47,887,125)			47,632,386

U.S. Treasury Obligations — 50.8%
U.S. Treasury Bonds:
4.25%, 05/15/39		190	229,210
4.50%, 08/15/39		184	229,296
4.38%, 11/15/39		185	226,813
3.13%, 02/15/43		720	734,428
2.88%, 05/15/43 - 11/15/46		929	906,130
3.63%, 08/15/43		687	760,450
3.75%, 11/15/43		729	823,343
3.00%, 02/15/47 - 08/15/48		1,126	1,120,928
U.S. Treasury Inflation Linked Notes, 0.63%, 04/15/23		611	600,705
U.S. Treasury Notes:
1.25%, 08/31/19		1,846	1,829,343
1.00%, 10/15/19(h)		1,846	1,822,709
1.63%, 06/30/20 - 07/31/20(h)		2,308	2,276,040
2.63%, 08/31/20(h)		2,520	2,523,347
1.13%, 06/30/21(h)		1,293	1,251,432
2.25%, 07/31/21(h)		1,293	1,285,828
2.75%, 09/15/21 - 08/31/25		1,225	1,236,794
2.13%, 09/30/21(h)		1,293	1,280,727
1.88%, 04/30/22		1,293	1,268,251
1.63%, 10/31/23		1,016	975,161
2.25%, 01/31/24 - 02/15/27		2,226	2,180,907
2.00%, 04/30/24 - 05/31/24(h)		2,216	2,156,791
2.00%, 08/15/25 - 11/15/26		1,226	1,174,689

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
2.88%, 08/15/28	USD	495	$502,657

Total U.S. Treasury Obligations — 50.8% (Cost: $27,432,151)			27,395,979

Total Long-Term Investments — 143.6% (Cost: $77,793,790)			77,477,215

Short-Term Securities — 3.9%

Commercial Paper — 0.9%
Macquarie Bank Ltd., 3.27%, 10/11/19(e)		500	488,013

Total Commercial Paper — 0.9% (Cost: $487,501)			488,013

		Shares

Money Market Funds — 3.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(i)(j)		1,608,196	1,608,196

Total Money Market Funds — 3.0% (Cost: $1,608,196)			1,608,196

Total Short-Term Securities — 3.9% (Cost: $2,095,697)			2,096,209

Total Options Purchased — 0.3% (Cost: $94,075)			137,265

Total Investments Before Options Written and TBA Sale Commitments — 147.8% (Cost: $79,983,562)			79,710,689

Total Options Written — (0.2)% (Premium Received — $47,816)			(114,015)

		Par (000)

TBA Sale Commitments — (28.0)%(g)

Mortgage-Backed Securities — (28.0)%
Federal Home Loan Mortgage Corp.:
2.50%, 01/15/34	USD	14	(13,665)
3.00%, 01/15/34 - 01/15/49		50	(49,141)
3.50%, 01/15/34 - 01/15/49		1,249	(1,248,948)
4.00%, 01/15/49		4	(4,077)
4.50%, 01/15/49		106	(109,720)
Federal National Mortgage Association:
2.00%, 01/25/34		139	(133,030)
2.50%, 01/25/34		112	(109,182)
3.00%, 01/25/49 - 02/25/49		1,343	(1,308,419)
3.50%, 01/25/34 - 02/25/49		5,030	(5,031,815)
4.00%, 01/25/34 - 01/25/49		2,366	(2,412,862)
4.50%, 01/25/49		1,664	(1,723,053)
5.50%, 01/25/49		74	(78,301)
6.00%, 01/25/49		69	(74,100)
Government National Mortgage Association:
3.00%, 01/15/49 - 02/15/49		803	(790,068)
3.50%, 01/15/49 - 02/15/49		1,302	(1,309,944)
4.00%, 01/15/49		665	(680,898)

Total TBA Sale Commitments — (28.0)% (Proceeds: $14,894,774)			(15,077,223)

Total Investments Net of Options Written and TBA Sale Commitments — 119.6% (Cost: $65,040,972)			64,519,451

Liabilities in Excess of Other Assets — (19.6)%			(10,578,353)

Net Assets — 100.0%			$53,941,098

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rates are discount rates or a range of discount rates as of period end.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents or includes a TBA transaction.
(h)	All or a portion of the securities has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Annualized 7-day yield as of period end.

(j)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,681,021	(72,825)	1,608,196	$1,608,196	$30,122	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	3.12%	12/31/18	01/02/19	$2,545,200	$2,545,421	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20%	12/31/18	01/02/19	1,077,530	1,077,626	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20%	12/31/18	01/02/19	1,249,361	1,249,472	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20%	12/31/18	01/02/19	1,138,132	1,138,233	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20%	12/31/18	01/02/19	1,080,300	1,080,396	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20%	12/31/18	01/02/19	1,296,233	1,296,348	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20%	12/31/18	01/02/19	1,827,540	1,827,702	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20%	12/31/18	01/02/19	1,286,535	1,286,649	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20%	12/31/18	01/02/19	1,145,345	1,145,447	U.S. Treasury Obligations	Overnight

				$12,646,176	$12,647,294

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 10 Year Ultra Bond	2	03/20/19	$260	$1,761
U.S. Treasury Long Bond	8	03/20/19	1,168	20,315
U.S. Treasury 2 Year Note	60	03/29/19	12,739	71,026
U.S. Treasury 5 Year Note	38	03/29/19	4,358	28,103

				121,205

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond Portfolio

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro-Bund	4	03/07/19	$750	$(4,147)
Euro-Buxl	1	03/07/19	207	927
U.S. Treasury 10 Year Note	10	03/20/19	1,220	(8,732)
U.S. Treasury Ultra Bond	1	03/20/19	161	(7,395)
3 Month Eurodollar	17	12/14/20	4,145	(17,239)

				(36,586)

				$84,619

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	69,913	USD	18,000	Citibank NA	01/03/19	$39
USD	8,961	BRL	34,613	Goldman Sachs International	01/03/19	30
ARS	192,200	USD	5,000	Citibank NA	01/16/19	8
BRL	38,829	USD	10,000	Goldman Sachs International	01/16/19	9
USD	12,800	CLP	8,710,069	BNP Paribas SA	01/16/19	246
USD	10,000	RUB	674,100	Bank of America NA	01/16/19	343
USD	20,000	ZAR	287,605	BNP Paribas SA	01/16/19	41
IDR	308,100,000	USD	20,000	Barclays Bank plc	01/18/19	1,348
JPY	183,473,171	USD	1,640,207	HSBC Bank plc	01/22/19	36,412
GBP	219,000	USD	278,092	Barclays Bank plc	03/20/19	2,084
USD	194,550	EUR	150,000	Deutsche Bank AG	12/13/19	17,457
USD	195,810	EUR	150,000	Deutsche Bank AG	02/25/20	17,628
JPY	19,510,000	USD	180,782	JPMorgan Chase Bank NA	03/16/20	4,003
USD	194,750	JPY	19,510,000	HSBC Bank plc	03/16/20	9,965

						89,613

USD	9,039	BRL	35,406	Goldman Sachs International	01/03/19	(96)
CLP	8,564,736	USD	12,800	Deutsche Bank AG	01/16/19	(455)
RUB	664,600	USD	10,000	Bank of America NA	01/16/19	(479)
USD	10,000	KRW	11,261,100	Citibank NA	01/16/19	(116)
USD	300	MXN	6,102	JPMorgan Chase Bank NA	01/16/19	(10)
USD	10,000	MXN	201,342	Citibank NA	01/16/19	(225)
ZAR	141,140	USD	10,000	UBS AG	01/16/19	(205)
ZAR	142,448	USD	10,000	HSBC Bank plc	01/16/19	(115)
USD	20,000	IDR	294,940,000	JPMorgan Chase Bank NA	01/18/19	(436)
USD	1,644,312	JPY	183,473,171	JPMorgan Chase Bank NA	01/22/19	(32,307)
USD	2,048	COP	6,736,000	JPMorgan Chase Bank NA	01/23/19	(24)
USD	4,429	COP	14,412,000	HSBC Bank plc	01/23/19	(4)
USD	14,558	COP	48,070,000	Goldman Sachs International	01/23/19	(228)
USD	18,179	COP	60,000,000	UBS AG	01/23/19	(277)
USD	48,114	MXN	970,000	Citibank NA	01/23/19	(1,086)
BRL	34,680	USD	8,961	Goldman Sachs International	02/04/19	(31)
USD	28,288	MXN	571,000	Standard Chartered Bank	02/05/19	(610)
USD	277,644	GBP	219,000	Morgan Stanley & Co. International plc	03/20/19	(2,533)
EUR	150,000	USD	183,528	JPMorgan Chase Bank NA	12/13/19	(6,435)
EUR	150,000	USD	184,852	JPMorgan Chase Bank NA	02/25/20	(6,670)

						(52,342)

	Net Unrealized Appreciation					$37,271

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond Portfolio

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Up and In	Deutsche Bank AG	01/07/19	BRL	3.60	BRL	4.00	USD	40	$—
USD Currency	Up and In	Deutsche Bank AG	02/07/19	BRL	3.50	BRL	4.00	USD	29	—

										$—

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty					Value
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.00%	Semi-Annual	Barclays Bank plc	05/31/19	3.00%	USD	5,400	$46,661
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	04/24/19	2.75%	USD	320	4,579
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	04/24/19	2.75%	USD	70	1,002
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Barclays Bank plc	06/10/19	2.70%	USD	179	2,609
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	JPMorgan Chase Bank NA	04/27/38	3.04%	USD	790	45,135

										99,986

Put
10-Year Interest Rate Swap	3.77%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/24/19	3.77%	USD	195	39
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	04/27/38	3.04%	USD	790	37,240

										37,279

										$137,265

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.90%	Semi-Annual	Bank of America NA	02/28/19	2.90%	USD	2,700	$(15,111)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Citibank NA	03/05/19	2.70%	USD	2,900	(8,333)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.60%	Semi-Annual	Barclays Bank plc	05/31/19	2.60%	USD	5,400	(18,983)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.80%	Semi-Annual	Barclays Bank plc	05/31/19	2.80%	USD	5,400	(30,828)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	10/16/20	2.75%	USD	2,110	(22,870)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.71%	Semi-Annual	Citibank NA	03/14/19	2.71%	USD	1,600	(15,206)

										(111,331)

Put
2-Year Interest Rate Swap	3.33%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/30/19	3.33%	USD	2,700	(171)
2-Year Interest Rate Swap	3.75%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	10/16/20	3.75%	USD	2,110	(2,513)

										(2,684)

										$(114,015)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.57%	At Termination	11/15/28	GBP	171	$805	$(86)	$891

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	2,579	$125	$—	$125
1 day Fed Funds	At Termination	1.47%	At Termination	N/A		03/20/19	USD	23,511	(55,463)	(6,505)	(48,958)
1.47%	At Termination	1 day Fed Funds	At Termination	N/A		03/20/19	USD	23,511	55,463	—	55,463
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	687	(242)	—	(242)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	1,397	(491)	—	(491)
3.07%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/11/20	USD	2,050	(16,881)	—	(16,881)
3.05%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/15/20	USD	2,050	(16,070)	28	(16,098)
3.11%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/23/20	USD	2,050	(18,375)	—	(18,375)
3.06%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/25/20	USD	2,050	(16,204)	—	(16,204)
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	1,400	35,171	—	35,171
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	470	(11,807)	(2,858)	(8,949)
6 month EURIBOR	Semi-Annual	0.38%	Annual	11/09/20	(a)	11/09/21	EUR	2,360	7,879	(32)	7,911
1.55%	Semi-Annual	6 month LIBOR	Semi-Annual	11/09/20	(a)	11/09/21	GBP	4,285	(11,699)	439	(12,138)
6 month EURIBOR	Semi-Annual	0.38%	Annual	11/09/20	(a)	11/09/21	EUR	2,360	8,015	(112)	8,127
1.42%	Semi-Annual	6 month LIBOR	Semi-Annual	11/16/20	(a)	11/16/21	GBP	2,170	(2,488)	—	(2,488)
6 month EURIBOR	Semi-Annual	0.32%	Annual	11/16/20	(a)	11/16/21	EUR	2,376	6,344	—	6,344
1.34%	Semi-Annual	6 month LIBOR	Semi-Annual	12/10/20	(a)	12/10/21	GBP	1,095	42	(26)	68
6 month EURIBOR	Semi-Annual	0.24%	Annual	12/14/20	(a)	12/14/21	EUR	1,195	1,777	36	1,741
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	350	871	—	871
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	265	659	—	659
1.66%	Semi-Annual	6 month LIBOR	Semi-Annual	11/08/21	(a)	11/08/22	GBP	1,087	(3,487)	91	(3,578)
1.67%	Semi-Annual	6 month LIBOR	Semi-Annual	11/08/21	(a)	11/08/22	GBP	1,087	(3,621)	237	(3,858)
1.54%	Semi-Annual	6 month LIBOR	Semi-Annual	11/15/21	(a)	11/15/22	GBP	1,100	(1,924)	—	(1,924)
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/23	USD	841	(2,954)	—	(2,954)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	10	(251)	—	(251)
3.07%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	970	(27,535)	—	(27,535)
6 month EURIBOR	Semi-Annual	0.82%	Annual	03/11/19	(a)	02/15/28	EUR	510	3,807	—	3,807
1.58%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		11/21/28	GBP	231	(4,493)	25	(4,518)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/21/28	USD	200	(2,111)	—	(2,111)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/24/28	USD	13	(143)	—	(143)
3 month LIBOR	Quarterly	3.35%	Semi-Annual	04/26/19	(a)	04/26/29	USD	32	1,721	—	1,721
3.26%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	50	(2,321)	—	(2,321)
3.23%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	10	(436)	—	(436)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	06/12/19	(a)	06/12/29	USD	55	(926)	—	(926)

									$(78,048)	$(8,677)	$(69,371)

(a)	Forward Swaps.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	5	$128	$96	$32
Republic of Colombia	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	6	154	115	39
Republic of Colombia	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	6	167	101	66
Republic of Colombia	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	6	156	103	53
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	5	128	99	29
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	5	128	93	35
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	6	154	121	33
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	6	154	115	39
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	2	51	37	14
Republic of Colombia	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	5	128	96	32
Republic of the Philippines	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	40	(261)	(188)	(73)
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	5	125	38	87
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	14	348	107	241
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	10	250	79	171
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	6	150	133	17
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	5	125	40	85

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond Portfolio

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	5	$124	$110	$14
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	5	124	40	84
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	4	100	88	12
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	5	124	37	87
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	10	249	96	153
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	7	178	127	51
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	10	250	96	154
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	6	150	115	35
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	23	573	180	393
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	6	150	119	31
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	6	150	136	14
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	7	174	164	10
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	6	150	131	19
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	5	124	27	97
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	5	124	28	96
United Mexican States	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	4	100	39	61
United Mexican States	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	4	100	39	61
United Mexican States	1.00	Quarterly	Goldman Sachs International	12/20/23	USD	32	797	293	504

							$5,826	$3,050	$2,776

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	8.53%	At Termination	Citibank NA	01/02/23	BRL	220	$269	$—	$269
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	511	(3,136)	—	(3,136)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	640	3,949	—	3,949

								$1,082	$—	$1,082

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 day Fed Funds	1 day Fed Funds	2.40%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.41%
3 month LIBOR	London Interbank Offered Rate	2.81%
6 month EURIBOR	Euro Interbank Offered Rate	(0.24%)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$856	$(9,619)	$122,899	$(191,379)	$—
OTC Swaps	3,238	(188)	7,067	(3,209)	—
Options Written	NA	NA	10,270	(76,469)	(114,015)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$122,132	$—	$122,132
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	89,613	—	—	89,613
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	137,265	—	137,265
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	122,008	891	122,899
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	6,087	—	—	4,218	—	10,305

	$—	$6,087	$—	$89,613	$385,623	891	$482,214

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$37,513	$—	$37,513
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	52,342	—	—	52,342
Options written
Options written, at value	—	—	—	—	114,015	—	114,015
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	191,379	—	191,379
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	261	—	—	3,136	—	3,397

	$—	$261	$—	$52,342	$346,043	$—	$398,646

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$47,716	$—	$47,716
Forward foreign currency exchange contracts	—	—	—	101,063	—	—	101,063
Options purchased(a)	—	—	—	(20,636)	77,863	—	57,227
Options written	—	—	—	3,737	70,415	—	74,152
Swaps	—	(2,156)	—	—	(55,497)	(3,493)	(61,146)

	$—	$(2,156)	$—	$84,164	$140,497	$(3,493)	$219,012

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$90,285	$(15)	$90,270
Forward foreign currency exchange contracts	—	—	—	19,689	—	—	19,689
Options purchased(b)	—	—	—	8,160	78,184	—	86,344
Options written	—	—	—	—	(85,462)	—	(85,462)
Swaps	—	5,169	—	—	(59,203)	(860)	(54,894)

	$—	$5,169	$—	$27,849	$23,804	$(875)	$55,947

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,280,679
Average notional value of contracts — short	$12,433,848
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,447,261
Average amounts sold — in USD	$1,501,957
Options:
Average value of option contracts purchased	$10,724
Average value of option contracts written	$2,061
Average notional value of swaption contracts purchased	$3,378,500
Average notional value of swaption contracts written	$20,528,000
Credit default swaps:
Average notional value — buy protection	$395,787
Interest rate swaps:
Average notional value — pays fixed rate	$32,736,586
Average notional value — receives fixed rate	$28,759,461
Inflation Swaps:
Average notional value — receives fixed rate	$351,775

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$22,258	$6,791
Forward foreign currency exchange contracts	89,613	52,342
Options(a)	137,265	114,015
Swaps — Centrally cleared	—	7,462
Swaps — OTC(b)	10,305	3,397

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$259,441	$184,007
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(22,258)	(14,253)

Total derivative assets and liabilities subject to an MNA	$237,183	$169,754

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$343	$(343)	$—	$—	$—
Barclays Bank plc	53,707	(49,811)	—	—	3,896
BNP Paribas SA	1,233	(261)	—	—	972
Citibank NA	8,947	(8,947)	—	—	—
Deutsche Bank AG	39,362	(455)	—	—	38,907
Goldman Sachs International	836	(836)	—	—	—
HSBC Bank plc	46,377	(119)	—	—	46,258
JPMorgan Chase Bank NA	86,378	(45,882)	—	—	40,496

	$237,183	$(106,654)	$—	$—	$130,529

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$15,590	$(343)	$—	$—	$15,247
Barclays Bank plc	49,811	(49,811)	—	—	—
BNP Paribas SA	261	(261)	—	—	—
Citibank NA	50,520	(8,947)	—	—	41,573
Deutsche Bank AG	455	(455)	—	—	—
Goldman Sachs International	3,491	(836)	—	—	2,655
HSBC Bank plc	119	(119)	—	—	—
JPMorgan Chase Bank NA	45,882	(45,882)	—	—	—
Morgan Stanley & Co. International plc	2,533	—	—	—	2,533
Standard Chartered Bank	610	—	—	—	610
UBS AG	482	—	—	—	482

	$169,754	$(106,654)	$—	$—	$63,100

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,195,143	$—	$1,195,143
Foreign Government Obligations	—	87,067	—	87,067
Non-Agency Mortgage-Backed Securities	—	1,060,536	106,104	1,166,640
U.S. Government Sponsored Agency Securities	—	47,632,386	—	47,632,386
U.S. Treasury Obligations	—	27,395,979	—	27,395,979
Short-Term Securities:
Commercial Paper	—	488,013	—	488,013
Money Market Funds	1,608,196	—	—	1,608,196
Options Purchased:
Interest rate contracts	—	137,265	—	137,265
Liabilities:
TBA Sale Commitments	—	(15,077,223)	—	(15,077,223)

	$1,608,196	$62,919,166	$106,104	$64,633,466

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$2,849	$—	$2,849
Foreign currency exchange contracts	—	89,613	—	89,613
Interest rate contracts	122,132	126,226	—	248,358
Other contracts	—	891	—	891
Liabilities:
Credit contracts	—	(73)	—	(73)
Foreign currency exchange contracts	—	(52,342)	—	(52,342)
Interest rate contracts	(37,513)	(308,530)	—	(346,043)

	$84,619	$(141,366)	$—	$(56,747)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts, forward foreign currency exchange contracts and options written are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statements purposes. As of year end, reverse repurchase agreements of $12,647,294 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2018

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

ASSETS
Investments at value — unaffiliated(b)(c)	$159,579,230	$490,743,904	$159,904,601	$172,881,466
Investments at value — affiliated(d)	6,105,935	13,316,144	8,357,683	4,339,318
Cash	18,563	—	—	572,850
Cash pledged:
Collateral — OTC derivatives	—	300,000	—	—
Futures contracts	85,000	1,009,275	—	377,000
Centrally cleared swaps	—	219,182	—	228,000
Foreign currency at value(e)	—	1,268,306	58	22,381
Receivables:
Investments sold	1,808,407	14,152,774	—	357,913
Securities lending income — affiliated	854	946	984	691
Swaps	—	—	—	22,162
TBA sale commitments	—	26,353,784	—	—
Capital shares sold	2,091	897	4,770	6,234
Dividends — affiliated	3,123	21,234	5,146	1,691
Dividends — unaffiliated	253,746	429,747	25,553	156,554
Interest — unaffiliated	—	1,329,267	—	395,429
From custodian	—	—	96,847	—
From the Manager	—	—	1,608	316
Variation margin on futures contracts	12,013	506,768	—	4,564
Variation margin on centrally cleared swaps	—	5,530	—	21,934
Swap premiums paid	—	106,319	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	202,348	—	124,997
OTC swaps	—	70,159	—	97,997
Prepaid expenses	684	1,007	682	693
Other assets	—	3,867	—	—

Total assets	167,869,646	550,041,458	168,397,932	179,612,190

LIABILITIES
Investments sold short, at value(f)	—	—	—	386,069
Bank overdraft	—	498,653	—	—
Cash received as collateral for OTC derivatives	—	—	—	410,000
Borrowed bonds at value(g)	—	3,895,555	—	—
Cash collateral on securities loaned at value	4,229,010	5,717,412	4,610,994	2,214,925
Options written at value(h)	—	125,793	—	1,355,470
TBA sale commitments at value(i)	—	26,604,858	—	—
Payables:
Investments purchased	1,916,938	58,815,741	683,344	567,044
Board realignment and consolidation	1,150	1,167	1,139	1,158
Capital shares redeemed	21,529	114,617	10,993	26,908
Custodian fees	16,064	38,994	4,824	77,176
Deferred foreign capital gain tax	—	—	—	14,759
Interest expense	—	30,300	—	—
Investment advisory fees	50,207	145,612	53,427	40,652
Directors’ and Officer’s fees	3,903	5,052	3,893	3,958
Other affiliates	515	1,391	459	602
Professional fees	12,635	27,103	6,502	51,688
Transfer agent fees	115,902	335,119	123,251	133,130
Other accrued expenses	88,703	130,537	33,040	115,664
Variation margin on futures contracts	—	22,364	—	75,756
Swap premiums received	—	29,486	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	419,711	—	143,393
OTC swaps	—	52,350	—	10,776

Total liabilities	6,456,556	97,011,815	5,531,866	5,629,128

NET ASSETS	$161,413,090	$453,029,643	$162,866,066	$173,983,062

See notes to financial statements.

FINANCIAL STATEMENTS	109

Statements of Assets and Liabilities  (continued)

December 31, 2018

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

NET ASSETS CONSIST OF
Paid-in capital	$171,592,507	$475,069,839	$126,503,533	$178,411,247
Accumulated earnings (loss)	(10,179,417)	(22,040,196)	36,362,533	(4,428,185)

NET ASSETS	$161,413,090	$453,029,643	$162,866,066	$173,983,062

Share outstanding, $0.10 par value(j)	8,168,291	32,436,923	4,445,704	12,248,332

Net asset value, offering and redemption price per share	$19.76	$13.97	$36.63	$14.20

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$167,733,650	$507,984,062	$124,731,277	$177,541,343
(c) Securities loaned at value	$4,142,764	$5,605,805	$4,529,210	$2,117,364
(d) Investments at cost — affiliated	$6,106,192	$13,379,349	$8,357,782	$4,468,491
(e) Foreign currency at cost	$—	$1,270,217	$58	$22,330
(f) Proceeds received from investments sold short at value — unaffiliated	$—	$—	$—	$491,633
(g) Proceeds received from borrowed bonds	$—	$3,811,640	$—	$—
(h) Premiums received	$—	$98,198	$—	$880,316
(i) Proceeds from TBA sale commitments	$—	$26,353,784	$—	$—
(j) Authorized shares	100 million	300 million	100 million	100 million

See notes to financial statements.

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2018

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

ASSETS
Investments at value — unaffiliated(a)	$76,958,102	$25,735,325	$78,102,493
Investments at value — affiliated(b)	—	1,355,813	1,608,196
Cash	4,190,645	—	—
Cash pledged:
Futures contracts	—	8,000	84,540
Centrally cleared swaps	—	15,000	145,000
Foreign currency at value(c)	—	2,776	140,341
Repurchase agreements at value — unaffiliated(d)	49,700,000	—	—
Receivables:
Investments sold	—	46,328	6,164,837
TBA sale commitments	—	—	14,894,774
Capital shares sold	548,498	325	—
Dividends — affiliated	—	1,829	1,631
Dividends — unaffiliated	—	1,047	25,004
Interest — unaffiliated	64,731	404,067	306,027
From the Manager	580	170,941	180,066
Investment adviser	—	4,408	4,201
Variation margin on futures contracts	—	2,343	22,258
Variation margin on centrally cleared swaps	—	309	—
Swap premiums paid	—	164	3,238
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	1,668	89,613
OTC swaps	—	—	7,067
Prepaid expenses	634	526	56
Other assets	—	351	10,801

Total assets	131,463,190	27,751,220	101,790,143

LIABILITIES
Bank overdraft	—	1,628	1,106
Options written at value(e)	—	—	114,015
TBA sale commitments at value(f)	—	—	15,077,223
Reverse repurchase agreements at value	—	—	12,647,294
Payables:
Investments purchased	—	281,996	19,271,421
Accounting services fees	6,458	21,605	10,838
Printing fees	18,472	16,587	18,136
Board realignment and consolidation	1,131	154,157	178,843
Capital shares redeemed	557	1,441	259,995
Custodian fees	4,718	8,536	12,343
Income dividend distributions	—	125,584	115,431
Investment advisory fees	37,023	—	—
Directors’ and Officer’s fees	3,695	3,344	3,440
Other affiliates	223	85	142
Professional fees	2,030	17,546	10,339
Transfer agent fees	24,982	16,632	31,431
Other accrued expenses	3,301	28,139	27,056
Variation margin on futures contracts	—	—	6,791
Variation margin on centrally cleared swaps	—	—	7,462
Swap premiums received	—	1,640	188
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	—	52,342
OTC swaps	—	4,367	3,209
Unfunded floating rate loan interests	—	74	—

Total liabilities	102,590	683,361	47,849,045

NET ASSETS	$131,360,600	$27,067,859	$53,941,098

See notes to financial statements.

FINANCIAL STATEMENTS	111

Statements of Assets and Liabilities  (continued)

December 31, 2018

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

NET ASSETS CONSIST OF
Paid-in capital	$131,359,718	$30,941,011	$57,629,679
Accumulated earnings (loss)	882	(3,873,152)	(3,688,581)

NET ASSETS	$131,360,600	$27,067,859	$53,941,098

Share outstanding, $0.10 par value(g)	131,359,724	5,416,319	5,096,002

Net asset value	$1.00	$5.00	$10.58

(a) Investments at cost — unaffiliated	$76,958,102	$27,645,732	$78,375,366
(b) Investments at cost — affiliated	$—	$1,355,813	$1,608,196
(c) Foreign currency at cost	$—	$2,871	$140,693
(d) Repurchase agreements at cost — unaffiliated	$49,700,000	$—	$—
(e) Premiums received	$—	$—	$47,816
(f) Proceeds from TBA sale commitments	$—	$—	$14,894,774
(g) Authorized shares	2 billion	100 million	100 million

See notes to financial statements.

112	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2018

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

INVESTMENT INCOME
Dividends — affiliated	$29,009	$664,546	$28,243	$53,944
Dividends — unaffiliated	3,731,008 (b)	6,007,933	1,458,417 (c)	2,678,879
Interest — unaffiliated	—	5,901,261	—	1,894,255
Securities lending income — affiliated — net	6,147	10,878	20,600	18,967
Foreign taxes withheld	(6,542)	(24,974)	—	(179,010)

Total investment income	3,759,622	12,559,644	1,507,260	4,467,035

EXPENSES
Investment advisory	687,934	1,846,963	677,761	729,816
Transfer agent	266,172	738,473	264,809	308,628
Custodian	53,619	145,313	11,124	222,213
Professional	52,943	75,197	49,586	95,268
Accounting services	52,013	141,790	51,667	116,409
Printing	27,252	26,987	11,717	12,315
Directors and Officer	18,701	21,766	18,205	17,176
Pricing	1,373	80,088	1,133	26,793
Board realignment and consolidation	1,262	1,467	1,251	1,276
Registration	704	704	704	704
Miscellaneous	11,324	5,735	6,035	4,730

Total expenses excluding dividend expense and interest expense	1,173,297	3,084,483	1,093,992	1,535,328

Dividend expense — unaffiliated	—	—	—	15,459
Interest expense	—	122,700	—	—

Total expenses	1,173,297	3,207,183	1,093,992	1,550,787

Less:
Transfer agent fees waived and/or reimbursed	(233,495)	(579,288)	(186,173)	(303,213)
Fees waived and/or reimbursed by the Manager	(3,026)	(34,249)	(1,198)	(97,045)

Total expenses after fees waived and/or reimbursed	936,776	2,593,646	906,621	1,150,529

Net investment income	2,822,846	9,965,998	600,639	3,316,506

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,907)	176,106	(2,428)	1,209
Investments — unaffiliated	16,210,773	20,020,373	17,306,610	6,780,183	(d)
Borrowed bonds	—	(15,321)	—	—
Forward foreign currency exchange contracts	—	(270,333)	—	(267,965)
Foreign currency transactions	—	66,114	(30)	224,060
Futures contracts	(70,904)	1,863,552	—	16,345
Options written	—	506,180	—	237,418
Short sales — unaffiliated	—	489,891	—	83,731
Swaps	—	(64,047)	—	133,707

	16,137,962	22,772,515	17,304,152	7,208,688

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(257)	64,823	223	(55,426)
Investments — unaffiliated	(26,751,355)	(44,276,014)	(12,615,433)	(23,388,485	)(e)
Borrowed bonds	—	(64,978)	—	—
Forward foreign currency exchange contracts	—	(142,115)	—	(149,643)
Foreign currency translations	—	(8,843)	—	(3,273)
Futures contracts	(35,342)	313,483	—	121,743
Options written	—	(155,988)	—	(710,680)
Short sales — unaffiliated	—	—	—	105,564
Swaps	—	110,369	—	(322,380)

	(26,786,954)	(44,159,263)	(12,615,210)	(24,402,580)

Net realized and unrealized gain (loss)	(10,648,992)	(21,386,748)	4,688,942	(17,193,892)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,826,146)	$(11,420,750)	$5,289,581	$(13,877,386)

(a) Consolidated Statement of Operations
(b) Includes non-recurring dividends in the amount of $107,355.
(c) Includes non-recurring dividends in the amount of $398,693.
(d) Net of $(4,338) foreign capital gain tax.
(e) Net of $2,794 foreign capital gain tax.

See notes to financial statements.

FINANCIAL STATEMENTS	113

Statements of Operations

Year Ended December 31, 2018

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$—	$9,363	$30,122
Dividends — unaffiliated	—	28,047	295
Interest — unaffiliated	2,403,101	1,801,520	1,772,484
Foreign taxes withheld	—	—	(134)

Total investment income	2,403,101	1,838,930	1,802,767

EXPENSES
Investment advisory	462,355	109,745	204,096
Transfer agent	195,163	48,446	87,698
Professional	58,413	85,944	68,393
Accounting services	39,041	129,368	75,200
Directors and Officer	17,436	16,340	16,619
Custodian	11,739	21,358	32,023
Printing	10,684	9,894	8,809
Registration	3,517	704	222
Pricing	1,897	9,410	56,623
Board realignment and consolidation	1,209	154,157	178,843
Miscellaneous	5,811	5,326	12,454

Total expenses excluding interest expense	807,265	590,692	740,980

Interest expense	—	—	197,421

Total expenses	807,265	590,692	938,401

Less:
Transfer agent fees waived and/or reimbursed	(175,939)	(43,449)	(82,697)
Fees waived and/or reimbursed by the Manager	(5,475)	(398,032)	(380,702)

Total expenses after fees waived and/or reimbursed	625,851	149,211	475,002

Net investment income	1,777,250	1,689,719	1,327,765

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	—	(1,178)	—
Investments — unaffiliated	715	(58,521)	(768,870)
Borrowed bonds	—	—	34
Forward foreign currency exchange contracts	—	(17,312)	101,063
Foreign currency transactions	—	(14,610)	12,781
Futures contracts	—	6,224	47,716
Options written	—	10,486	74,152
Payment by affiliate	—	2,724 (a)	—
Swaps	—	17,284	(61,146)

	715	(54,903)	(594,270)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	270	—
Investments — unaffiliated	—	(2,322,620)	(248,355)
Forward foreign currency exchange contracts	—	3,209	19,689
Foreign currency translations	—	(102)	(737)
Futures contracts	—	7,035	90,270
Options written	—	—	(85,462)
Swaps	—	(8,927)	(54,894)
Unfunded floating rate loan interests	—	(80)	—

	—	(2,321,215)	(279,489)

Net realized and unrealized gain (loss)	715	(2,376,118)	(873,759)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,777,965	$(686,399)	$454,006

(a)	See Note 6 of the Notes to Financial Statements.

See notes to financial statements.

114	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Portfolio		BlackRock Balanced Capital Portfolio
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,822,846	$2,397,763	$9,965,998	$8,916,319
Net realized gain	16,137,962	47,477,016	22,772,515	84,848,949
Net change in unrealized appreciation (depreciation)	(26,786,954)	(14,151,938)	(44,159,263)	(25,392,201)

Net increase (decrease) in net assets resulting from operations	(7,826,146)	35,722,841	(11,420,750)	68,373,067

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(23,736,716)	(51,414,199)	(42,865,047)	(94,650,453)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	5,438,391	35,241,835	(3,877,300)	47,028,541

NET ASSETS(b)
Total increase (decrease) in net assets	(26,124,471)	19,550,477	(58,163,097)	20,751,155
Beginning of year	187,537,561	167,987,084	511,192,740	490,441,585

End of year	$161,413,090	$187,537,561	$453,029,643	$511,192,740

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	115

Statements of Changes in Net Assets

	BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio (a)
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$600,639	$464,587	$3,316,506	$3,291,636
Net realized gain	17,304,152	15,183,647	7,208,688	8,073,637
Net change in unrealized appreciation (depreciation)	(12,615,210)	29,407,057	(24,402,580)	16,327,473

Net increase (decrease) in net assets resulting from operations	5,289,581	45,055,291	(13,877,386)	27,692,746

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(19,636,188)	(16,717,731)	(12,321,000)	(2,964,477)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	6,382,954	3,473,022	(11,373,660)	(19,698,247)

NET ASSETS(c)
Total increase (decrease) in net assets	(7,963,653)	31,810,582	(37,572,046)	5,030,022
Beginning of year	170,829,719	139,019,137	211,555,108	206,525,086

End of year	$162,866,066	$170,829,719	$173,983,062	$211,555,108

(a)	Consolidated Statements of Changes in Net Assets
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

116	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Government Money Market Portfolio		BlackRock High Yield Portfolio
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,777,250	$498,444	$1,689,719	$1,851,923
Net realized gain (loss)	715	533	(54,903)	920,556
Net change in unrealized appreciation (depreciation)	—	—	(2,321,215)	(186,639)

Net increase (decrease) in net assets resulting from operations	1,777,965	498,977	(686,399)	2,585,840

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain	(1,777,250)	(498,810)	(1,697,206)	(1,883,102)
From return of capital	—	—	(8,797)	—

Decrease in net assets resulting from distributions to shareholders	(1,777,250)	(498,810)	(1,706,003)	(1,883,102)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	24,060,474	(14,758,053)	(2,544,915)	(2,491,823)

NET ASSETS(b)
Total increase (decrease) in net assets	24,061,189	(14,757,886)	(4,937,317)	(1,789,085)
Beginning of year	107,299,411	122,057,297	32,005,176	33,794,261

End of year	$131,360,600	$107,299,411	$27,067,859	$32,005,176

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	117

Statements of Changes in Net Assets

	BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,327,765	$1,097,605
Net realized loss	(594,270)	(923,940)
Net change in unrealized appreciation (depreciation)	(279,489)	876,423

Net increase in net assets resulting from operations	454,006	1,050,088

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,565,228)	(1,311,639)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	472,083	(5,663,932)

NET ASSETS(b)
Total decrease in net assets	(639,139)	(5,925,483)
Beginning of year	54,580,237	60,505,720

End of year	$53,941,098	$54,580,237

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

118	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows

Year Ended December 31, 2018

BlackRock U.S. Government Bond Portfolio

CASH USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$454,006
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided for operating activities:
Proceeds from sales of long-term investments and principal paydowns	460,250,521
Purchases of long term investments	(466,332,925)
Net purchases of short-term securities	(414,676)
Amortization of premium and accretion of discount on investments	(25,227)
Premiums received from options written	345,328
Premiums paid on closing options written	(276,367)
Net realized (gain) loss on investments and options written	694,683
Net unrealized (appreciation) depreciation on investments, forward foreign currency exchange contracts, foreign currency translations, options written and swaps	310,299

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	326
Dividends — unaffiliated	(8,517)
Interest — unaffiliated	(79,663)
From the Manager	(118,434)
Investment adviser	(4,201)
Variation margin on futures contracts	(22,258)
Variation margin on centrally cleared swaps	2,788
Swap premiums paid	(3,137)
Prepaid expenses	191
Other assets	22,461

Increase (Decrease) in Liabilities:
Payables:
Accounting services fees	(7,780)
Board realignment and consolidation	178,843
Custodian fees	(20,494)
Directors’ and Officer’s fees	(62)
Printing fees	5,030
Professional fees	(34,926)
Transfer agent fees	31,431
Other accrued expenses	(40,723)
Other affiliates	(262)
Variation margin on futures contracts	(3,640)
Variation margin on centrally cleared swaps	7,462
Interest expense and fees	670
Swap premiums received	(3,323)

Net cash used for operating activities	(5,092,576)

CASH PROVIDED BY FINANCING ACTIVITIES
Cash dividends paid to shareholders	1
Payments on redemption of capital shares	(8,985,464)
Proceeds from issuance of capital shares	8,076,002
Net borrowing of reverse repurchase agreements	5,998,933
Increase in bank overdraft	1,024

Net cash provided by financing activities	5,090,496

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(452)

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(2,532)
Restricted and unrestricted cash and foreign currency at beginning of year	372,413

Restricted and unrestricted cash and foreign currency at end of year	$369,881

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$196,751

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$1,539,514

See notes to financial statements.

FINANCIAL STATEMENTS	119

Statement of Cash Flows   (continued)

Year Ended December 31, 2018

	Year Ended December 31, 2018	Year Ended December 31, 2017

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$23,568
Cash Pledged:
Futures contracts	84,540	110,540
Centrally cleared swaps	145,000	138,000
Foreign currency at value	140,341	100,305

	$369,881	$372,413

See notes to financial statements.

120	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Portfolio

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$24.31		$27.15	$26.53	$28.11	$27.50

Net investment income(a)	0.38	(b)	0.40	0.36	0.32	0.29
Net realized and unrealized gain (loss)	(1.62)		5.58	2.47	(0.15)	3.23

Net increase (decrease) from investment operations	(1.24)		5.98	2.83	0.17	3.52

Distributions(c)
From net investment income	(0.39)		(0.41)	(0.37)	(0.33)	(0.32)
From net realized gain	(2.92)		(8.41)	(1.84)	(1.42)	(2.59)

Total distributions	(3.31)		(8.82)	(2.21)	(1.75)	(2.91)

Net asset value, end of year	$19.76		$24.31	$27.15	$26.53	$28.11

Total Return(d)
Based on net asset value	(5.11)%		22.24%	10.69%	0.60%	12.79%

Ratios to Average Net Assets
Total expenses	0.63%		0.63%	0.60%	0.60%	0.59%

Total expenses after fees waived and/or reimbursed	0.50%		0.50%	0.50%	0.50%	0.49%

Net investment income	1.51	%(b)	1.35%	1.36%	1.14%	1.03%

Supplemental Data
Net assets, end of year (000)	$161,413		$187,538	$167,987	$169,173	$184,854

Portfolio turnover rate	151%		154%	48%	31%	47%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	121

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$15.81	$16.87	$16.74	$17.81	$18.26

Net investment income(a)	0.32	0.31	0.29	0.28	0.33
Net realized and unrealized gain (loss)	(0.73)	2.14	1.16	(0.19)	1.67

Net increase (decrease) from investment operations	(0.41)	2.45	1.45	0.09	2.00

Distributions(b)
From net investment income	(0.31)	(0.34)	(0.30)	(0.30)	(0.36)
From net realized gain	(1.12)	(3.17)	(1.02)	(0.86)	(2.09)

Total distributions	(1.43)	(3.51)	(1.32)	(1.16)	(2.45)

Net asset value, end of year	$13.97	$15.81	$16.87	$16.74	$17.81

Total Return(c)
Based on net asset value	(2.66)%	14.59%	8.65%	0.52%	11.07%

Ratios to Average Net Assets(d)
Total expenses	0.64%	0.66%	0.62%	0.61%	0.57%

Total expenses after fees waived and/or reimbursed	0.52%	0.53%	0.52%	0.50%	0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.49%	0.49%	0.49%	0.49%	0.47%

Net investment income	1.98%	1.75%	1.72%	1.54%	1.72%

Supplemental Data
Net assets, end of year (000)	$453,030	$511,193	$490,442	$499,439	$546,054

Portfolio turnover rate(e)	280%	332%	264%	340%	345%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.01%	0.01%	—%	—%

(e)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	211%	248%	188%	240%	259%

See notes to financial statements.

122	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Portfolio

	Year Ended December 31,
	2018		2017		2016		2015	2014

Net asset value, beginning of year	$40.56		$33.61		$34.32		$34.75	$38.16

Net investment income(a)	0.15	(b)	0.12	(c)	0.07	(d)	0.05	0.07
Net realized and unrealized gain	0.83		11.11		0.07		2.45	3.33

Net increase from investment operations	0.98		11.23		0.14		2.50	3.40

Distributions(e)
From net investment income	(0.14)		(0.12)		(0.08)		(0.05)	(0.07)
From net realized gain	(4.77)		(4.16)		(0.77)		(2.88)	(6.74)

Total distributions	(4.91)		(4.28)		(0.85)		(2.93)	(6.81)

Net asset value, end of year	$36.63		$40.56		$33.61		$34.32	$34.75

Total Return(f)
Based on net asset value	2.42%		33.62%		0.40%		7.09%	9.12%

Ratios to Average Net Assets
Total expenses	0.59	%(g)	0.60%		0.62%		0.61%	0.60%

Total expenses after fees waived and/or reimbursed	0.49	%(g)	0.51%		0.53%		0.51%	0.51%

Net investment income	0.33	%(b)g)	0.29	%(c)	0.21	%(d)	0.14%	0.19%

Supplemental Data
Net assets, end of year (000)	$162,866		$170,830		$139,019		$156,722	$157,387

Portfolio turnover rate	45%		48%		86%		71%	99%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.22%, respectively, resulting from a non-recurring dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.09%, respectively, resulting from a non-recurring dividend.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a non-recurring dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	123

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Portfolio

	Year Ended December 31,(a)
	2018	2017	2016	2015		2014

Net asset value, beginning of year	$16.42	$14.60	$14.25	$15.55		$16.97

Net investment income(b)	0.27	0.25	0.23	0.24		0.31
Net realized and unrealized gain (loss)	(1.44)	1.80	0.37	(0.35)		0.12

Net increase (decrease) from investment operations	(1.17)	2.05	0.60	(0.11)		0.43

Distributions(c)
From net investment income	(0.24)	(0.23)	(0.25)	(0.30)		(0.43)
From net realized gain	(0.81)	—	—	(0.89)		(1.42)
From return of capital	—	—	—	—	(d)	—

Total distributions	(1.05)	(0.23)	(0.25)	(1.19)		(1.85)

Net asset value, end of year	$14.20	$16.42	$14.60	$14.25		$15.55

Total Return(e)
Based on net asset value	(7.27)%	14.05%	4.17%	(0.74)%		2.52%

Ratios to Average Net Assets(f)
Total expenses	0.78%	0.79%	0.83%	0.77%		0.72%

Total expenses after fees waived and/or reimbursed	0.58%	0.58%	0.58%	0.58%		0.57%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, broker fees and expenses on short sales, interest expense and stock loan fees	0.57%	0.57%	0.57%	0.57%		0.57%

Net investment income	1.67%	1.56%	1.62%	1.52%		1.81%

Supplemental Data
Net assets, end of year (000)	$173,983	$211,555	$206,525	$229,649		$257,696

Portfolio turnover rate	145%	129%	134%	89	%(g)	70%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.01%	—%	—%	—%

(g)	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio rate would have been 87%.

See notes to financial statements.

124	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Government Money Market Portfolio

	Year Ended December 31,
	2018	2017		2016		2015		2014

Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0139	0.0044		0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000 (a)	0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0139	0.0044		0.0000		0.0001		0.0001

Distributions(b)
From net investment income	(0.0139)	(0.0044)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0139)	(0.0044)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	1.41%	0.45%		0.00%		0.01%		0.01%

Ratios to Average Net Assets
Total expenses	0.64%	0.70%		0.54%		0.54%		0.49%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%		0.42%		0.22%		0.23%

Net investment income	1.41%	0.44%		0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$131,361	$107,299		$122,057		$125,641		$138,033

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	125

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Portfolio

	Year Ended December 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$5.42		$5.31	$4.91		$5.44	$5.69

Net investment income(a)	0.30		0.30	0.29		0.28	0.32
Net realized and unrealized gain (loss)	(0.42)		0.12	0.40		(0.52)	(0.21)

Net increase (decrease) from investment operations	(0.12)		0.42	0.69		(0.24)	0.11

Distributions(b)
From net investment income	(0.30)		(0.31)	(0.29)		(0.29)	(0.36)
From return of capital	(0.00	)(c)	—	—		—	—

Total distributions	(0.30)		(0.31)	(0.29)		(0.29)	(0.36)

Net asset value, end of year	$5.00		$5.42	$5.31		$4.91	$5.44

Total Return(d)
Based on net asset value	(2.31	)%(e)	7.95%	14.43%		(4.65)%	1.88%

Ratios to Average Net Assets
Total expenses	1.98%		1.34%	0.99	%(f)	0.91%	0.84%

Total expenses after fees waived and/or reimbursed	0.50%		0.50%	0.50	%(f)	0.50%	0.51%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%		0.50%	0.50	%(f)	0.50%	0.50%

Net investment income	5.66%		5.53%	5.64	%(f)	5.30%	5.54%

Supplemental Data
Net assets, end of year (000)	$27,068		$32,005	$33,794		$31,788	$39,081

Portfolio turnover rate	67%		73%	101%		84%	78%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

126	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.80	$10.86	$10.90	$11.07	$10.67

Net investment income(a)	0.25	0.21	0.17	0.17	0.20
Net realized and unrealized gain (loss)	(0.17)	(0.02)	0.00 (b)	(0.11)	0.43

Net increase from investment operations	0.08	0.19	0.17	0.06	0.63

Distributions from net investment income(c)	(0.30)	(0.25)	(0.21)	(0.23)	(0.23)

Net asset value, end of year	$10.58	$10.80	$10.86	$10.90	$11.07

Total Return(d)
Based on net asset value	0.77%	1.72%	1.54%	0.54%	5.95%

Ratios to Average Net Assets(e)
Total expenses	1.69%	1.15%	0.94%	0.81%	0.76%

Total expenses after fees waived and/or reimbursed	0.86%	0.63%	0.59%	0.53%	0.53%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.39%	1.89%	1.50%	1.58%	1.79%

Supplemental Data
Net assets, end of year (000)	$53,941	$54,580	$60,506	$66,263	$74,925

Portfolio turnover rate(f)	728%	1,058%	1,004%	1,421%	1,374%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—	0.01%	—

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	434%	694%	631%	891%	723%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	127

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Series Fund, Inc. (“Series Fund”) and BlackRock Series Fund II, Inc. (“Series Fund II” and together with Series Fund, the “Companies” and each, a “Company”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Company is organized as a Maryland corporation and is comprised of the separate portfolios indicated below. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Company	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Portfolio	Series Fund	Advantage Large Cap Core	Diversified
BlackRock Balanced Capital Portfolio	Series Fund	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Series Fund	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Series Fund	Global Allocation	Diversified
BlackRock Government Money Market Portfolio	Series Fund	Government Money Market	Diversified
BlackRock High Yield Portfolio	Series Fund II	High Yield	Diversified
BlackRock U.S. Government Bond Portfolio	Series Fund II	U.S. Government Bond	Diversified

The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Government Money Market operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Reorganization: The Board (as defined below) approved an Agreement and Plan of Reorganization with respect to each of the following funds (each, a “Target Fund”), pursuant to which each Target Fund reorganized into a newly created series (each, an “Acquiring Fund”) of BlackRock Series Fund II, Inc., a newly organized Maryland corporation. These reorganizations (the “Reorganizations”) closed on September 17, 2018 and were not subject to approval by shareholders of the Target Funds.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock U.S Government Bond Portfolio	BlackRock Series Fund, Inc.	BlackRock U.S. Government Bond Portfolio	BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio	BlackRock Series Fund, Inc.	BlackRock High Yield Portfolio	BlackRock Series Fund II, Inc.

The Reorganizations were effected in connection with the proposed reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

Each Acquiring Fund has the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the corresponding Target Fund. Each Target Fund is the performance and accounting survivor of its Reorganization, meaning that the corresponding Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, each Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the corresponding Target Fund as of the date of the Reorganization. The Reorganizations were tax-free, meaning that each Target Fund’s shareholders became shareholders of the corresponding Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, each Acquiring Fund acquired all of the assets and assumed all of the liabilities of the corresponding Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. Each shareholder of a Target Fund received shares of the corresponding Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganizations were accomplished by a tax-free exchange of shares of each Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
U.S. Government Bond	5,309,106	1	5,309,106
High Yield	5,600,142	1	5,600,142

For financial reporting purposes, assets received and shares issued by each Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from each Target Fund were carried forward to align ongoing reporting of each Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganizations, the Acquiring Funds had not yet commenced operations and had no assets or liabilities. Each Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganizations were as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
U.S. Government Bond	$55,767,462	$51,133,566	$52,360,462
High Yield	29,943,625	29,394,482	29,569,493

128	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Prior to the Reorganizations’ effective date, each Target Fund began to incur expenses in connection with the proposed realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by each respective Acquiring Fund. The Manager has voluntarily agreed to reimburse certain funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Global Allocation and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Global Allocation to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $5,425,892, which is 3.1% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For Government Money Market, distributions from net investment income are declared daily and paid monthly. For Advantage Large Cap Core, Balanced Capital, Capital Appreciation and Global Allocation, distributions from net investment income are declared and paid at least annually. For High Yield and U.S. Government Bond, distributions from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend dates and made at least annually.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Global Allocation’s ordinary income and/or capital gains for that year.

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Global Allocation has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Global Allocation may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Boards of Directors of the Companies (together, the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Government Money Market’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

130	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (a “Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statements purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements  (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage

132	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements  (continued)

In connection with floating rate loan interests, High Yield may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, High Yield had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Access CIG LLC, Term Loan	$831	$831	$820	$(11)
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan	999	999	968	(31)
Mavis Tire Express Services Corp., Delayed Draw 1st Lien Term Loan	995	990	958	(32)

				$(74)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

134	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2018, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	U.S. Government Bond
Average Borrowings	$5,722,761	$9,853,311
Daily Weighted Average Interest Rate	1.63%	1.88%

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Funds’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to) / from Counterparty (c)
Balanced Capital
BNP Paribas SA	$315,112	$(315,788)	$(676)	$—	$—	$—	$—	$—	$(676)
Deutsche Bank Securities, Inc.	2,431,013	(2,439,337)	(8,324)	—	—	—	—	—	(8,324)
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,166,350	(1,170,042)	(3,692)	—	—	—	—	—	(3,692)

	$3,912,475	$(3,925,167)	$(12,692)	$—	$—	$—	$—	$—	$(12,692)

(a)	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $29,612 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged	Net Amount
U.S. Government Bond
BNP Paribas SA	$(2,545,421)	$2,545,421	$—	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	(10,101,873)	10,101,873	—	—

	$(12,647,294)	$12,647,294	$—	$—

(a)

Net collateral with a value of $12,656,183 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements  (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions (Equities): In short sale transaction, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks and investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Advantage Large Cap Core
Citigroup Global Markets Inc.	$2,275,288	$(2,275,288)	$—
Credit Suisse Securities (USA) LLC	28,372	(28,372)	—
Deutsche Bank Securities Inc.	2,855	(2,855)	—
JP Morgan Securities LLC	1,034,695	(1,034,695)	—
Morgan Stanley & Co. LLC	242,281	(242,281)	—
State Street Bank & Trust Co.	65,926	(65,926)	—
UBS Securities LLC	493,347	(493,347)	—

	$4,142,764	$(4,142,764)	$—

136	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Balanced Capital
Citigroup Global Markets Inc.	$1,872,646	$(1,872,646)	$—
Credit Suisse Securities (USA) LLC	268,815	(268,815)	—
JP Morgan Securities LLC	1,396,813	(1,396,813)	—
Morgan Stanley & Co. LLC	2,011,836	(2,011,836)	—
State Street Bank & Trust Co.	55,695	(55,695)	—

	$5,605,805	$(5,605,805)	$—

Capital Appreciation
Citigroup Global Markets Inc.	$916,013	$(916,013)	$—
Deutsche Bank Securities Inc.	1,226,035	(1,226,035)	—
Fidelity Investments	233,520	(233,478)	42
JP Morgan Securities LLC	2,130,083	(2,130,083)	—
State Street Bank & Trust Co.	23,559	(23,559)	—

	$4,529,210	$(4,529,168)	$42

Global Allocation
Citigroup Global Markets Inc.	$1,453	$(1,453)	$—
Credit Suisse Securities (USA) LLC	1,081,142	(1,081,142)	—
JP Morgan Securities LLC	738,806	(738,806)	—
Merrill Lynch, Pierce, Fenner & Smith	1,346	(1,261)	85
Morgan Stanley & Co. LLC	267,986	(267,986)	—
Nomura Securities International Inc.	12,054	(12,054)	—
State Street Bank & Trust Co.	14,577	(14,577)	—

	$2,117,364	$(2,117,279)	$85

(a)

Cash Collateral with a value of $4,229,010, $5,717,412, $4,610,994 and $2,214,925 has been received by Advantage Large Cap Core, Balanced Capital, Capital Appreciation and Global Allocation, respectively, in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of December 31, 2018. Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements  (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate and caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

138	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements  (continued)

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Company, on behalf of its respective Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee based on the percentage of the seven combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Seven Combined Funds	Investment Advisory Fee
First $250 Million	0.50%
$250 Million — $300 Million	0.45
$300 Million — $400 Million	0.40
$400 Million — $800 Million	0.35
Greater than $800 Million	0.30

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the seven combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the seven combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager provides investment management and other services to the Subsidiary of Global Allocation. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

Distribution Fees: Each Company, on behalf of its respective Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Funds, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2018, the Funds did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation, described below, will be reduced by the amount of the affiliated money market fund waiver. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the

140	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Government Money Market’s investments in other affiliated investment companies, if any. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived were as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond
$ 1,231	$ 25,552	$ 1,198	$ 2,758	$ 361	$ 1,408

The Funds have begun to incur expenses in connection with the proposed realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts reimbursed to High Yield and U.S. Government Bond were $154,157 and $178,843, respectively.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets (other than Government Money Market) invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019, except High Yield and U.S. Government Bond which are through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Balanced Capital	Global Allocation	High Yield
$ 8,232	$ 4,377	$ 35

For the year ended December 31, 2018, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	U.S. Government Bond
$2,263	$ 5,748	$2,084	$ 2,187	$1,211	$ 320	$502

The Manager has contractually agreed to waive and/or reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	U.S. Government Bond
0.04%	0.04%	0.04%	0.04%	0.02%	0.05%	0.05%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to April 30, 2019, except High Yield and U.S. Government Bond which are through April 30, 2020. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors of the Funds or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed the Statements of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursement are as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	U.S. Government Bond
$ 186,391	$ 532,905	$174,134	$ 223,905	$165,021	$ 28,523	$54,939

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Advantage Large Cap Core	0.50%
Balanced Capital	0.50
Capital Appreciation	0.57
Global Allocation	0.57
Government Money Market	0.50
High Yield	0.50
U.S. Government Bond	0.50

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2019 for each Fund, except High Yield and U.S. Government Bond which are through April 30, 2020. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors of the Funds or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2018, the following amounts are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed in the Statements of Operations:

	Advantage Large Cap Core	Balanced Capital	Global Allocation	Government Money Market	High Yield	U.S. Government Bond
Fees waived and/or reimbursed by the Manager	$1,795	$465	$89,910	$5,475	$243,479	$200,451

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	U.S. Government Bond
Transfer agent fees waived and/or reimbursed	$47,104	$46,383	$12,039	$79,308	$10,918	$14,926	$27,758

The Manager and BRIL voluntarily agreed to waive a portion of their respective management and distribution fees and/or reimburse operating expenses to enable Government Money Market to maintain minimum levels of daily net investment income. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Government Money Market, High Yield and U.S. Government Bond retain 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Government Money Market, High Yield and U.S. Government Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Advantage Large Cap Core, Balanced Capital and Capital Appreciation retain 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Core, Balanced Capital and Capital Appreciation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Global Allocation retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global Allocation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2018, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation
$2,209	$3,898	$7,712	$4,382

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for

142	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Companies are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Companies’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the year ended December 31, 2018, High Yield received a reimbursement of $2,724 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Balanced Capital	$502,270	$102,256	$(3,823)
Global Allocation	$66,914	$174,012	$5,735
High Yield	$44,839	—	—
U.S. Government Bond Portfolio	$19,278	—	—

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond Portfolio
Non-U.S Government Securities	$277,626,133	$1,280,729,849	$81,814,312	$90,353,774	$19,593,433	$405,710,858
U.S Government Securities	—	54,269,940	—	172,109,921	—	52,058,543

Total Purchases	$277,626,133	$1,334,999,789	$81,814,312	$262,463,695	$19,593,433	$457,769,401

Sales
Non-U.S Government Securities	$293,061,458	$1,270,402,999	$96,445,863	$111,988,343	$23,528,951	$405,361,015
U.S Government Securities	—	82,082,534	—	162,365,543	—	54,904,772

Total Sales	$293,061,458	$1,352,485,533	$96,445,863	$274,353,886	$23,528,951	$460,265,787

For the year ended December 31, 2018, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs	Balanced Capital	U.S. Government Bond Portfolio
Purchases	$331,474,343	$185,124,317
Sales	$331,633,158	$185,146,405

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2018 the following permanent differences, attributable to investment in wholly owned subsidiaries, were reclassified to the following accounts:

Global Allocation
Paid-in capital	$(380,540)
Accumulated earnings	380,540

NOTES TO FINANCIAL STATEMENTS	143

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

		Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	U.S. Government Bond
Ordinary income	12/31/2018	$15,692,629	$30,251,389	$1,372,000	$5,546,837	$1,777,250	$1,697,206	$1,565,228
	12/31/2017	6,679,027	20,664,975	3,691,980	2,964,477	498,459	1,883,102	1,311,639
Long-term capital gains	12/31/2018	8,044,087	12,613,658	18,264,188	6,774,163	—	—	—
	12/31/2017	44,735,172	73,985,478	13,025,751	—	351	—	—
Tax return of capital	12/31/2018	—	—	—	—	—	8,797	—
	12/31/2017	—	—	—	—	—	—	—

Total	12/31/2018	$23,736,716	$42,865,047	$19,636,188	$12,321,000	$1,777,250	$1,706,003	$1,565,228

	12/31/2017	$51,414,199	$94,650,453	$16,717,731	$2,964,477	$498,810	$1,883,102	$1,311,639

As of December 31, 2018, the tax components of accumulated earnings (loss) were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	U.S. Government Bond
Undistributed ordinary income	$53,976	$—	$39,776	$106,682	$882	$—	$40,449
Undistributed long-term capital gains	—	—	1,127,876	1,480,751	—	—	—
Capital loss carryforwards	—	—	—	—	—	(1,825,510)	(3,146,705)
Net unrealized gains (losses)(a)	(9,079,702)	(20,469,280)	35,194,881	(6,015,618)	—	(2,041,706)	(582,325)
Qualified late-year losses(b)	(1,153,691)	(1,570,916)	—	—	—	(5,936)	—

	$(10,179,417)	$(22,040,196)	$36,362,533	$(4,428,185)	$882	$(3,873,152)	$(3,688,581)

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, and the classification of investments.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains with no expiration as follows:

	High Yield	U.S. Government Bond
No expiration date	$1,825,510	$3,146,705

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond
Tax cost	$174,790,235	$523,830,072	$133,110,603	$182,787,009	$28,997,933	$80,001,931

Gross unrealized appreciation	$5,585,740	$8,599,843	$39,480,091	$10,069,982	$53,251	$774,454
Gross unrealized depreciation	(14,690,810)	(29,097,720)	(4,328,410)	(15,904,190)	(1,969,210)	(1,365,884)

Net unrealized appreciation (depreciation)	$(9,105,070)	$(20,497,877)	$35,151,681	$(5,834,208)	$(1,915,959)	$(591,430)

9.	BANK BORROWINGS

The Companies, on behalf of the Funds (except for Government Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Funds did not borrow under the credit agreement.

144	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Certain obligations held by the Government Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Government Money Market monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with

NOTES TO FINANCIAL STATEMENTS	145

Notes to Financial Statements  (continued)

respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Capital Appreciation invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

Global Allocation invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Advantage Large Cap Core
Shares sold	99,043	$2,482,951	67,459	$1,993,192
Shares issued in reinvestment of distributions	1,179,759	23,736,716	2,075,146	51,414,199
Shares redeemed	(825,637)	(20,781,276)	(615,362)	(18,165,556)

Net increase	453,165	$5,438,391	1,527,243	$35,241,835

Balanced Capital
Shares sold	334,548	$5,391,449	127,486	$2,301,988
Shares issued in reinvestment of distributions	3,015,997	42,865,047	5,916,860	94,650,453
Shares redeemed	(3,241,325)	(52,133,796)	(2,783,339)	(49,923,900)

Net increase (decrease)	109,220	$(3,877,300)	3,261,007	$47,028,541

Capital Appreciation
Shares sold	146,630	$6,537,756	73,811	$2,839,338
Shares issued in reinvestment of distributions	528,706	19,636,188	411,735	16,717,731
Shares redeemed	(440,896)	(19,790,990)	(410,434)	(16,084,047)

Net increase	234,440	$6,382,954	75,112	$3,473,022

Global Allocation
Shares sold	254,002	$4,146,671	217,883	$3,442,483
Shares issued in reinvestment of distributions	839,563	12,321,000	182,085	2,964,477
Shares redeemed	(1,729,560)	(27,841,331)	(1,660,211)	(26,105,207)

Net decrease	(635,995)	$(11,373,660)	(1,260,243)	$(19,698,247)

Government Money Market
Shares sold	99,118,478	$99,118,478	58,382,126	$58,382,126
Shares issued in reinvestment of distributions	1,777,250	1,777,250	500,974	500,974
Shares redeemed	(76,835,254)	(76,835,254)	(73,641,153)	(73,641,153)

Net increase (decrease)	24,060,474	$24,060,474	(14,758,053)	$(14,758,053)

146	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
High Yield
Shares sold	534,177	$2,855,921	320,121	$1,725,112
Shares issued in reinvestment of distributions	322,100	1,715,158	352,197	1,906,199
Shares redeemed	(1,340,521)	(7,115,994)	(1,134,478)	(6,123,134)

Net decrease	(484,244)	$(2,544,915)	(462,160)	$(2,491,823)

U.S. Government Bond
Shares sold	764,341	$8,076,002	150,584	$1,637,179
Shares issued in reinvestment of distributions	145,821	1,539,514	121,674	1,323,617
Shares redeemed	(866,836)	(9,143,433)	(792,757)	(8,624,728)

Net increase (decrease)	43,326	$472,083	(520,499)	$(5,663,932)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Fund Name	Class	Net Investment Income	Net Realized Gain
Advantage Large Cap Core	I	$(2,382,955)	$(49,031,244)
Balanced Capital	I	(9,065,930)	(85,584,523)
Capital Appreciation	I	(450,001)	(16,267,730)
Global Allocation	I	(2,964,477)	—
Government Money Market	I	(498,444)	(366)
High Yield	I	(1,883,102)	—
U.S. Government Bond	I	(1,311,639)	—

Undistributed (distributions in excess of) net investment income as of December 31, 2017 is as follows:

Fund Name	Undistributed (Distributions in Excess of) Net Investment Income
Advantage Large Cap Core	$32,209
Balanced Capital	305,034
Capital Appreciation	32,372
Global Allocation	(556,143)
Government Money Market	—
High Yield	(126,702)
U.S. Government Bond	126,329

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	147

Report of Independent Registered Public Accounting Firm

To the Shareholders of the BlackRock Advantage Large Cap Core Portfolio, BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Money Market Portfolio, BlackRock High Yield Portfolio, and BlackRock U.S. Government Bond Portfolio, and the Board of Directors of BlackRock Series Fund, Inc. and BlackRock Series Fund II, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and subsidiary, including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying statements of assets and liabilities of BlackRock Advantage Large Cap Core Portfolio, BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, and BlackRock Government Money Market Portfolio of BlackRock Series Fund, Inc., and of BlackRock High Yield Portfolio and BlackRock U.S. Government Bond Portfolio of BlackRock Series Fund II, Inc., (collectively with BlackRock Global Allocation Portfolio, the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations (and the statement of cash flows for the Blackrock U.S. Government Bond Portfolio) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations (and BlackRock U.S. Government Bond Portfolio’s cash flows) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

148	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Series Fund II, Inc. (the “Corporation”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock High Yield Portfolio (the “High Yield Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

On September 17, 2018, each Fund acquired the assets, subject to the liabilities of the BlackRock High Yield Portfolio (the “Predecessor High Yield Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “Predecessor U.S. Government Bond Portfolio”) (each, a “Predecessor Fund,” and collectively, the “Predecessor Funds”), each a series of BlackRock Series Fund, Inc. (the “Predecessor Corporation”), through a reorganization (the “Reorganization”). Each Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as its respective Predecessor Fund. As a result of the Reorganization, each Fund adopted the performance and financial history of its respective Predecessor Fund. The Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement” or the “Predecessor Agreement”) between the Predecessor Corporation, on behalf of each Predecessor Fund, and the Manager.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to each Fund (and those provided to each Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s (and each Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreement. The Predecessor Agreement was most recently considered and approved by the board of directors of the Predecessor Corporation (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreement were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreement. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to each Predecessor Fund); (b) the investment performance of each Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund and each Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund and each Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreement. These meetings were considered by the Board in evaluating approval of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of each Fund and the fees and expense ratios of each Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for each Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund and those provided to each Predecessor Fund and the resulting performance of each Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	149

Disclosure of Investment Advisory Agreement  (continued)

comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with

BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of each Predecessor Fund. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Predecessor Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreement.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to each Fund (and those provided to each Predecessor Fund). The Board considered that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Predecessor Fund. In connection with its review of each Predecessor Fund’s performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of each Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor High Yield Portfolio ranked in the first, second, and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor U.S. Government Bond Portfolio ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor U.S. Government Bond Portfolio’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund and each Predecessor Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, considered that each Fund’s proposed contractual management fee rate was identical to each Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that each Fund’s estimated total net expense ratio was identical to each Predecessor Fund’s total expense ratio. The Board also considered the comparison of each Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreement.

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Predecessor Fund, which would be the same services to be provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreement, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

150	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreement, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to each Fund based on its review of the estimated cost of the services provided to each Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Funds to each Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund and each Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor High Yield Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor High Yield Portfolio’s Expense Peers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield Portfolio, combined with the assets of the U.S. Government Bond Portfolio and the series of the Predecessor Corporation, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield Portfolio’s total expenses as a percentage of the High Yield Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield Portfolio.

The Board noted that the Predecessor U.S. Government Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor U.S. Government Bond Portfolio’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the U.S. Government Bond Portfolio, combined with the assets of the High Yield Portfolio and the series of the Predecessor Corporation, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund based on its review of the Predecessor Agreement, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund (and each Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreement.

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a two-year term beginning on the effective date of the Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	151

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016; Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Director (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)

152	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John F O’Brien 1943	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	None

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005. For High Yield and U.S. Government Bond, Length of Service includes service as director of the Target Funds.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

DIRECTOR AND OFFICER INFORMATION	153

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)	Officers of the Funds serve at the pleasure of the Board.

Further information about the Funds’ Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Directors who took office on January 1, 2019. For BlackRock Series Fund, Inc., the newly elected Directors include seven former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. For BlackRock Series Fund II, Inc., the newly elected Directors include three former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.(a)

New York, NY 10179

Brown Brothers Harriman & Co.(b)

40 Water Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For all Funds except BlackRock Global Allocation Portfolio.
(b)	For BlackRock Global Allocation Portfolio.

154	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

BlackRock Series Fund, Inc.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Funds. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Series Fund, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	154,036,422	4,356,173	10,178,217
Susan J. Carter	154,890,683	3,540,878	10,139,252
Collette Chilton	154,768,085	3,664,197	10,138,532
Neil A. Cotty	154,597,173	3,762,236	10,211,404
Robert Fairbairn	154,581,970	3,810,626	10,178,217
Lena G. Goldberg	154,066,831	4,321,401	10,182,581
Robert M. Hernandez	153,482,177	4,839,268	10,249,368
Henry R. Keizer	154,488,013	3,893,720	10,189,080
Cynthia A. Montgomery	154,504,449	3,927,112	10,139,252
Donald C. Opatrny	154,259,291	4,130,255	10,181,267
John M. Perlowski	154,585,558	3,774,571	10,210,684
Joseph P. Platt	154,111,387	4,237,880	10,221,546
Mark Stalnecker	154,342,201	4,058,927	10,169,684
Kenneth L. Urish	154,448,446	3,978,678	10,143,689
Claire A. Walton	154,839,562	3,595,164	10,136,087

*	Denotes Company-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

BlackRock Series Fund II, Inc.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Funds. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Series Fund II, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Michael J. Castellano	9,453,671	275,283	491,101
Richard E. Cavanagh	9,442,528	286,426	491,101
Cynthia L. Egan	9,672,468	56,486	491,101
Frank J. Fabozzi	9,558,438	170,516	491,101
Robert Fairbairn	9,599,043	129,911	491,101
Henry Gabbay	9,508,557	220,397	491,101
R. Glenn Hubbard	9,593,797	135,157	491,101
W. Carl Kester	9,606,439	122,515	491,101
Catherine A. Lynch	9,672,468	56,486	491,101
John M. Perlowski	9,599,043	129,911	491,101
Karen P. Robards	9,672,468	56,486	491,101

*	Denotes Company-wide proposal and voting results.

The above Directors, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as directors for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

ADDITIONAL INFORMATION	155

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

156	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NGN	Nigerian Naira

NOK	Norwegian Krone

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

ADR	American Depositary Receipt

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CDO	Collateralized Debt Obligation

CDX	Credit Default Swap Index

CLO	Collateralized Loan Obligation

CSMC	Credit Suisse Mortgage Capital

CVA	Certification Van Aandelon (Dutch Certificate)

CWABS	Countrywide Asset-Backed Certificates

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

NASDAQ	National Association of Securities Dealers Automated

NYRS	New York Registered Shares

OTC	Over-The-Counter

Portfolio Abbreviations (continued)

PCL	Public Company Limited

PIK	Pay-In-Kind

RB	Revenue Bonds

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SPDR	S&P Depository Receipt

TBA	To-be-announced

VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	157

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Portfolio	$23,052	$23,044	$0	$4,000	$13,100	$13,107	$0	$0
BlackRock Balanced Capital Portfolio	$33,966	$33,941	$0	$0	$15,700	$15,657	$0	$0
BlackRock Capital Appreciation Portfolio	$25,806	$25,849	$0	$0	$13,100	$13,107	$0	$0
BlackRock Global Allocation Portfolio	$38,250	$38,250	$0	$0	$20,000	$20,000	$0	$0
BlackRock Government Money Market Portfolio	$26,520	$23,282	$0	$0	$9,800	$9,792	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with

BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Portfolio	$13,100	$13,107
BlackRock Balanced Capital Portfolio	$15,700	$15,657
BlackRock Capital Appreciation Portfolio	$13,100	$13,107
BlackRock Global Allocation Portfolio	$20,000	$20,000
BlackRock Government Money Market Portfolio	$9,800	$9,792

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2019